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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22320

Russell Exchange Traded Funds Trust

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: March 31, 2012

Date of reporting period: April 1, 2011 – March 31, 2012

Item 1. Reports to Stockholders

2012 ANNUAL REPORT

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

MARCH 31, 2012

FUND

Russell Equity ETF (formerly One Fund ETF)

Russell Exchange Traded

Funds Trust

Russell Exchange Traded Funds Trust is a series investment company with 26 different investment portfolios referred to as Funds. These financial statements report on the Russell Equity ETF.

Russell Exchange Traded

Funds Trust

Russell OneFund ETFs™

Annual Report

March 31, 2012

Russell Exchange Traded Funds Trust.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through ALPS Distributors, Inc. member FINRA, not affiliated with Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, and are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance may be obtained by visiting www.russelletfs.com/Products.

To Our Shareholders

I am pleased to present to you Russell Exchange Traded Funds Trust’s March 31, 2012 Annual Report for Russell Equity ETF. Inside you’ll find portfolio management discussions and fund performance information for the period December 31, 2011 to March 31, 2012.

This annual report covers the fiscal period from December 31, 2011 to March 31, 2012 and is in addition to the Russell Equity ETF’s annual report dated December 31, 2011. This additional 2012 report is a result of a change to the fiscal year end for the Russell Equity ETF. Going forward, this fund will have a fiscal year ending March 31 rather than December 31.

Although the past 12 months proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people. For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach.

During the fiscal year ended March 31, 2012, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall and winter. Market volatility made the journey even more unsettling for many investors. Moving into 2012, however, equity markets showed improvement with strong gains. Investors reacted positively to the improved credit conditions in Europe and the Russell Global Large Cap Index rose 12.1% making it the best start to the year for equities since 1998. Equity markets within the U.S. also posted positive returns for the three months of 2012 with the Russell 1000 Index returning 12.90% for the quarter. Positive news on the U.S economy and better than expected housing and unemployment data also contributed to the early 2012 gains.

Volatile markets — like those we endured during the fiscal year — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market fluctuations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

James G. Polisson

Managing Director

CEO, Russell Exchange Traded Funds

To Our Shareholders	3

Russell Exchange Traded Funds Trust

Market Summary as of March 31, 2012 — (Unaudited)

Global equity markets continued the turnaround that began in the previous quarter with strong gains in January and February. Investors increasingly reacted positively to the improved credit conditions in Europe following the European Central Bank’s (ECB) successful Long-Term Refinancing Operations (LTRO). The program injected €1 trillion worth of liquidity into eurozone banks, eliminating the probability of a Lehman-like event. This provided clarity on policy and significantly reduced liquidity risk. The Russell Global Large Cap Index rose 12.1 percent, making it the best start to the year for equities since 1998. In addition to the growing relief about Europe, investors took heart from the continued flow of positive news on the U.S. economy, most notably better than expected housing and unemployment data.

Given the constructive tone of equity markets and risk assets in general, it was not surprising to see emerging markets (EM) outperforming developed markets by 2.3 percent, with Eastern Europe leading. However, there was a notable change of tone in March, as concerns about slowing Chinese growth caused EM to underperform developed markets by 4.6 percent. Within the developed markets, the U.S. was the strongest major market in U.S. dollar terms followed closely by Europe, which saw a growing divergence between core eurozone countries such as Germany and Austria, which were among the strongest markets globally, and peripheral countries such as Spain and Portugal, which barely rose.

Within Asia, Japan was the strongest market in local currency terms, but the surprise announcement by the Bank of Japan that it would target inflation prompted a significant depreciation in the Japanese yen, resulting in significantly lower U.S. dollar returns.

The improving market conditions also extended into bond markets as systemic risk dissipated, market volatility decreased and credit spreads tightened. Near-term Greek pressure was alleviated as private borrowers agreed on terms of a principal write-down (with the triggering of attendant credit default swaps realizing little-to-no market disruption) and the German parliament approved a second bailout of €130 billion. The events played out over a backdrop of ongoing global central bank easing (including the U.S. Federal Reserve’s pledge to extend its hold into 2014), positive U.S. economic data, and somewhat decreasing concerns of a China hard landing. While the end of the quarter was marked by some disappointment that eurozone finance ministers limited fresh “firewall” funds to €500 billion, overall, events drove positive sentiment in risk assets with Pan-European banks returning an astounding 24 percent and the lowest quality global credits (rated Ca to D) returning 13 percent.

Peripheral European sovereign debt, which had been struggling, rebounded with strong returns. The positive environment helped capital to continue to pour into emerging market debt funds, bolstering their solid returns of 6 percent. Subprime mortgages did well, due in part to the Federal Reserve selling the remainder of its Maiden Lane II portfolio privately and some indications that the housing market may be nearing the bottom.

The U.S. equity market produced strong returns during the first quarter of 2012. The Russell 1000 Index returned 12.90% for the quarter, posting positive returns in each of the three months. During the quarter, the Russell 1000 Growth Index was up 14.69% while the Russell 1000 Value Index returned 11.12%.

The technology sector was the best performing sector within the Russell 1000 Index. Performance within technology was led by computer technology companies, most notably Apple Inc. which returned 48.08%. After being out of favor during 2011, the financial services sector posted the second strongest return of any sector in the Russell 1000 Index for the first quarter. Diversified banks, including Bank of America and SunTrust Banks, were some of the sector’s best performers. Stocks within the utilities and energy sectors lagged the overall market. Utilities stocks struggled to keep pace with the market as many investors came to believe that the relative valuation of the sector had become excessive due to outperformance in 2011. Within the energy sector, coal stocks fared the worst, due to a combination of a warm winter in the much of the U.S., natural gas substitution, and the prospect of new regulations from the Environmental Protection Agency (EPA).

The factor environment generally favored stocks with higher growth prospects and more cyclical earnings patterns. Stocks with high beta performed well, as did stocks with above average historical earnings per share growth and high

4	Market Summary

Russell Exchange Traded Funds Trust

growth forecasts. Stocks with high dividend yields underperformed the market, as did stocks with high debt to capital ratios. The underperformance of stocks of the most leveraged companies was one factor that deviated from what many thought of as a “risk on” theme during the quarter.

Headline economic data in the United States was generally positive. Year over year GDP growth within the United States was positive and above 3.5% for the months of December 2011, January 2012 and February 2012. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012. While the price of a barrel of Brent crude oil rose 14.43% during the quarter, the price of West Texas Intermediate, a harbinger of fuel prices in the U.S., rose 4.24% to $103.02 per barrel. The general increase in gasoline prices in the U.S. was of concern for investors and politicians during the quarter, with President Obama reportedly considering actions to release strategic petroleum reserves in hopes of lowering the price of crude oil and related products. However many oil analysts and political pundits noted that the bigger problem was a shortage of refining capacity and downplayed the ultimate impact on gasoline prices from a release of crude oil.

Correlations among U.S. stocks remained at average levels relative to history and much lower levels than those reached during the third quarter of 2011. The Chicago Board Options Exchange Volatility Index (“VIX”) also remained in line with longer term average levels during the quarter, and declined from 23.4 at the beginning to 15.5 at the end of the first quarter.

Market Summary	5

Russell Exchange Traded Funds Trust

Russell One Fund ETFs™

Russell Equity ETF (formerly, One Fund®)

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Average Annual Total Return
	Net Asset Value	Market Value	Russell Developed Large Cap Index**	S&P 500 Index***
For the period 1/1/2012 to 3/31/2012	12.21%	12.26%	11.75%	12.59%
1 Year	(0.25)%	(0.24)%	0.28%	8.54	%§
Inception*	9.34%	9.33%	9.49%	13.18	%§

Cumulative Total Return
	Net Asset Value	Market Value	Russell Developed Large Cap Index**	S&P 500 Index***
For the period 1/1/2012 to 3/31/2012	12.21%	12.26%	11.75%	12.59%
1 Year	(0.25)%	(0.24)%	0.28%	8.54	%§
Inception*	18.39%	18.36%	18.70%	26.37	%§

6	Russell Equity ETF

Russell Exchange Traded Funds Trust

Russell One Fund ETFs™

Russell Equity ETF (formerly, One Fund®)

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Fund is a “fund of funds”, which means that the Fund seeks to achieve its investment objective by investing primarily in shares of other exchange-traded funds (“Underlying ETFs”). Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in shares of equity Underlying ETFs.

What is the Fund’s investment objective?

The Russell Equity ETF (“Fund”) seeks to provide long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the quarter-ended March 31, 2012 the Russell Equity ETF gained 12.21%. This is compared to the Fund’s benchmark, the Russell Developed Large Cap Index, which gained 11.75%. The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. Effective August 31, 2011, the Fund changed its fiscal year end from December 31, 2011 to March 31, 2012. For the period ended December 31, 2011, the Russell Equity ETF lost 6.32%. This is compared to the Fund’s benchmark, the Russell Developed Large Cap Index, which lost 5.69% and the S&P 500 Index, which gained 2.11% during the same period. From January 1, 2011 to October 31, 2011, the Fund’s benchmark was the S&P 500 Index. Effective November 1, 2011, the Fund’s benchmark changed to the Russell Developed Large Cap Index. The reason for this change was to better reflect the goals and objectives of the Russell Equity ETF. The Fund seeks to provide investors with a broad mix of stock investments across a variety of domestic and foreign markets. The higher long term growth rates experienced in many non-U.S. markets over the U.S. has increased the importance of having exposure in non-U.S. countries to capture global economic growth. The global exposure the Russell Developed Large Cap Index provides is a better representative of these goals than the S&P 500 Index, which only captures large cap U.S. stocks.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying ETFs in which the Fund invests.

Global equity markets started the year off with strong results in the first quarter, driven by more optimistic sentiment in Europe as well as continued positive economic trends in the U.S. In particular, better than expected housing and unemployment data improved the outlook for equity prices. Not surprisingly, the risk-on sentiment was led by emerging markets over developed markets, which benefitted the Fund’s strategic out-of-benchmark position in the emerging markets region.

How did the investment strategies and techniques employed by the Fund and its Underlying Funds affect the Fund’s performance?

The Fund’s strategic out-of-benchmark exposure to the emerging markets was the largest driver of outperformance, as the asset class generally outperformed developed markets for the first quarter. Other positive contributors included an underweight position in Canada relative to the benchmark. An underweight to the United Kingdom versus the benchmark was also positive.

Given the rebound in continental Europe due to the region’s recent improvement in credit conditions, the Fund’s underweight in the broad region detracted. While Japan had positive returns in local currency terms, a significant depreciation of the yen during the quarter resulted in much lower returns in U.S. dollar terms, which negatively impacted the Fund given its relative overweight position.

The Russell Equity ETF invests in passively managed ETFs, and employs strategic and tactical asset allocation of the underlying ETFs to outperform its benchmark. As a result of the allocation over the quarter, the Fund’s positioning in the iShares MSCI Emerging Markets ETF and iShares MSCI Canada Index Fund contributed to the Fund’s performance, while the Fund’s position in the iShares Japan Index Fund detracted.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

As of March 31, 2012, the Russell Equity ETF holds a tactical overweight to the U.S. and Japan. Despite improved credit conditions in Europe, the Fund remained underweight Europe given the major structural economic concerns in the European Union. Finally, the Fund had an overweight position to emerging markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Fund (RET) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

Russell Equity ETF	7

Russell Exchange Traded Funds Trust

Russell One Fund ETFs™

Russell Equity ETF (formerly, One Fund®)

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

*	The Fund first issued shares on May 11, 2010.

**	The Russell Developed Large Cap Index measures the performance of the large-cap segment of the developed equity Universe representing approximately 75.4% of the global equity market.

***	The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. One cannot invest directly in an index.

§	Annualized.

Effective November 1, 2011, the Fund’s benchmark changed from the S&P 500 Index to the Russell Developed Large Cap Index.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	Russell Equity ETF

Russell Exchange Traded Funds Trust

Russell Equity ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from January 1, 2012 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
January 1, 2012	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,218.70	$1,023.25
Expenses Paid During Period*	$0 .97	$1 .77

*	Actual Expenses are equal to the Fund’s annualized expense ratio of 0.35% (representing the three month period annualized), multiplied by the average account value over the period, multiplied by 91/366 (to reflect the three month period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.35% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

Russell Equity ETF	9

Russell Exchange Traded Funds Trust

Russell Equity ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Shares		Market Value $

Investments in Other ETFs - 99.6%
iShares MSCI Canada Index Fund	3,441		98
iShares MSCI EAFE Small Cap Index Fund	4,118		165
iShares MSCI Japan Index Fund	10,215		104
iShares Russell 1000 Growth Index Fund	2,877		190
iShares Russell 1000 Index Fund	32,645		2,545
Vanguard MSCI EAFE ETF	32,613		1,110
Vanguard MSCI Emerging Markets ETF	12,835		558
Vanguard MSCI European ETF	4,729		218
Vanguard MSCI Pacific ETF	5,239		278
Vanguard Russell 2000	6,337		419

Total Investments in Other ETFs (cost $5,564)			5,685

Short-Term Investments - 0.4%
Russell U.S. Cash Management Fund	24,282	(¥)	24

Total Short-Term Investments (cost $24)			24

Total Investments - 100.0% (identified cost $5,588)			5,709

Other Assets and Liabilities, Net - (0.0%)			(1)

Net Assets - 100.0%			5,708

(¥)	Unrounded units.

See accompanying notes which are an integral part of the financial statements.

10	Schedule of Investments

Russell Exchange Traded Funds Trust

Russell Equity ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Investments in Other ETFs	$5,685	$—	$—	$5,685	99.6
Short-Term Investments	—	24	—	24	0.4

Total Investments	5,685	24	—	5,709	100.0

Other Assets and Liabilities, Net					—	*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Presentation of Portfolio Holdings	11

Russell Exchange Traded Funds Trust

Russell Equity ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Equity ETF

Assets
Investments, at identified cost	$5,588
Investments, at market*	5,709
Receivables:
Dividends and interest	1

Total assets	5,710

Liabilities
Payables:
Accrued fees to affiliates	2

Total liabilities	2

Net Assets	$5,708

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—
Accumulated net realized gain (loss)	(54)
Unrealized appreciation (depreciation) on investments	121
Additional paid-in capital	5,641

Net Assets	$5,708

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$28.54
Net assets	$5,707,601
Shares outstanding ($.001 par value)	200,000
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$24

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

12	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Equity ETF

Statement of Operations — For the Periods Ended

	Russell Equity ETF
Amounts in thousands	March 31, 2012*	December 31, 2011

Investment Income
Income distributions from Underlying ETFs	$12	$176

Total investment income	12	176

Expenses
Management fees	5	38
Trustee and trustee related fees	3	32

Expenses before reductions	8	70
Expense reductions	(3)	(32)

Net expenses	5	38

Net investment income (loss)	7	138

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1	(66)
In-kind redemptions	—	320

Net realized gain (loss)	1	254
Net change in unrealized appreciation (depreciation) on investments	621	(1,312)

Net realized and unrealized gain (loss)	622	(1,058)

Net Increase (Decrease) in Net Assets from Operations	$629	$(920)

*	For the period January 1, 2012 to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	13

Russell Exchange Traded Funds Trust

Russell Equity ETF

Statement of Changes in Net Assets — For the Periods Ended

	Russell Equity ETF
Amounts in thousands	March 31, 2012*	December 31, 2011	December 31, 2010**

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7	$138	$122
Net realized gain (loss)	1	254	—
Net change in unrealized appreciation (depreciation)	621	(1,312)	812

Net increase (decrease) in net assets from operations	629	(920)	934

Distributions
From net investment income	(8)	(138)	(126)
From return of capital	—	(13)	—

Net decrease in net assets from distributions	(8)	(151)	(126)

Share Transactions
Net increase (decrease) in net assets from share transactions	(3)	(3,678)	8,931

Total Net Increase (Decrease) in Net Assets	618	(4,749)	9,739

Net Assets
Beginning of period	5,090	9,839	100

End of period	$5,708	$5,090	$9,839

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$(3)

*	For the period January 1, 2012 to March 31, 2012.
**	For the period May 11, 2010 (commencement of operations) to December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

14	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Equity ETF

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(b)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Return of Capital
Russell Equity ETF
March 31, 2012(2)	25.45	.03	(a)	3.10	3.13	(.04)	—
December 31, 2011	27.80	.36	(a)	(2.13)	(1.77)	(.53)	(.05)
December 31, 2010(1)	25.00	.35		2.81	3.16	(.36)	—

(1)	For the period May 11, 2010 (commencement of operations) to December 31, 2010.
(2)	For the period January 1, 2012 to March 31, 2012.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Fund in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”).
(e)	Periods less than one year are annualized.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	Less than .5

See accompanying notes which are an integral part of the financial statements.

16	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)(f)	% Ratio of Expenses to Average Net Assets, Net(e)(f)		% Ratio of Net Investment Income to Average Net Assets(b)		% Portfolio Turnover Rate(c)(g)

(.04)	28.54	12.21	5,708	.58	.35	(d)	.48	(e)(d)	—	*
(.58)	25.45	(6.32)	5,090	.65	.35	(d)	1.29	(d)	6
(.36)	27.80	12.62	9,839	.57	.53		3.57	(e)	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	17

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements — March 31, 2012

1.	Organization

Russell Exchange Traded Funds Trust (the “Investment Company” or “RET” or “Trust”) is a series investment company comprised of 26 different investment portfolios that were in operation as of March 31, 2012. These financial statements report on the Russell Equity ETF (the “Fund”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Delaware statutory trust. Prior to April 15, 2011, the name of the Trust was U.S. One Trust and the Fund name was One Fund ETF.

Effective August 31, 2011, the Board of Trustees (the “Board”) approved the fiscal year end change from December 31 to March 31. As a result, these financial statements reports on a three month period.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in shares of other exchange-traded funds (“Underlying ETFs”).

Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. The date the shares began trading on the secondary market is the “commencement of operations” date.

The Fund issues and redeems shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Fund at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to the Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund.

The Fund had not properly recoded the trustee fees and corresponding expense reduction as of and for period ended December 31, 2011 and have accordingly revised the Statement of Operations and Financial Highlights to reflect the gross up of these amounts. The trustee fees and corresponding expense reduction on the Statement of Operations was revised from $0 to $31,744 and the gross expense ratio was revised from .35 to .65 to reflect these amounts.

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund values portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. In addition, the Fund values the shares of the Underlying ETFs at the last reported sale or settlement price. Money market fund securities are priced using the amortized cost method of valuation unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Funds Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

18	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — March 31, 2012

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Exchange traded funds that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in other mutual funds (including unregistered collective vehicles) are valued at their net asset value per share, and are categorized as Level 2 of the fair value hierarchy.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund, if considered material.

In 2011, the Financial Accounting Standards Board (“FASB”) issued an update to requirements relating to fair valuation measurements which represent amendments to achieve common fair value measurements and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011. Management does not believe the adoption of this update will have a material impact on the Funds’ financial statements.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying ETFs are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Delaware statutory trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Notes to Financial Statements	19

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — March 31, 2012

The Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Fund.

The Fund files a U.S. tax return. At December 31, 2011, the Fund has recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax return filed for fiscal year ending December 31, 2010, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund complies with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income. Dividends and distributions cannot be automatically reinvested in additional shares of the Fund.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying ETFs sold at a loss, wash sale deferrals and in-kind transactions. Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include those expenses incurred by the Underlying ETFs. Because the Underlying ETFs have varied expense and fee levels and the Fund may own different proportions of the Underlying ETFs at different times, the amount of the fees and expenses incurred indirectly by the Fund will vary.

Guarantees

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying ETFs trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Underlying ETFs may also be exposed to counterparty risk or risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying ETFs’ financial statements (the “Assets”). The Assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

ETF Specific Risk

The Fund is a “fund of funds”. The Fund seeks to achieve its investment objective by investing primarily in shares of other exchange-traded funds. The Adviser employs an asset allocation strategy that seeks to provide exposure to multiple asset classes in a variety of domestic and foreign markets. The Adviser’s asset allocation strategy establishes a target asset allocation for the Fund and the Adviser then implements the strategy by selecting Underlying ETFs that represent each of the desired asset classes, sectors and strategies.

20	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — March 31, 2012

The Adviser employs an active management strategy, meaning that it buys and holds Underlying ETFs based on its asset allocation views, not based on time period dependent rebalancing policies.

3.	Investment Transactions

Securities

During the period ended March 31, 2012, purchases and sales of the Underlying ETFs (excluding investments held for short-term purposes and in-kind transactions) were as follows:

	Purchases	Sales

Russell Equity ETF	$22,819	$15,486

The Fund did not have in-kind transactions during the period ended March 31, 2012.

4.	Related Party Transactions, Fees and Expenses

Russell Investment Management Company (“RIMCo”) advises the Fund and RFSC is the Fund’s administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RET and RIMCo.

The Fund may also invest its cash reserves (the “Cash Balances”) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC. As of March 31, 2012, the Fund has invested $24,282 in the Russell U.S. Cash Management Fund.

The management fee of 0.35% is based upon the average daily net assets of the Fund and are payable monthly. The Adviser pays all of the expenses of the Fund other than the management fee, distribution fees pursuant to the Funds’ Supervision and Management Agreements, if any, brokerage expenses, taxes, interest fees, litigation expenses, acquired fund fees and other extraordinary expenses. Management fees paid by the Fund for the period ended March 31, 2012 were as follows:

Management

Russell Equity ETF	$4,824

Waivers and Reimbursements

Until April 29, 2014, RIMCo has contractually agreed to waive up to the full amount of its 0.35% management fee to the extent that Total Annual Fund Operating Expenses, excluding extraordinary expenses, exceed 0.51% of the average daily net assets of the Fund on an annual basis. These waivers may not be terminated during the relevant period except with Board approval. For the period ended March 31, 2012, there were no fees waived and reimbursed by RIMCo.

The Adviser has voluntarily agreed to waive trustee and trustee related expenses paid by the Fund. For the period ended March 31, 2012, the total trustee and trustee related fees waived amounted to $3,135.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Accrued Fees Payable to Affiliate

Accrued fees payable to affiliate for the period ended March 31, 2012 were as follows:

Russell Equity ETF

Management fees	$1,680

Board of Trustees

For all Funds of the Investment Company, each independent Trustee is paid a retainer of $70,000 per year, $5,000 for each regular quarterly meeting attended in person, and $2,500 for each Audit Committee meeting and Nominating and Governance Committee meeting. Each Trustee receives a $1,250 fee for attending the quarterly meeting by phone instead of receiving the full fee had the member attended in person. The Trustees are also compensated for out of pocket expenses. The Audit Committee Chair and Nominating and Governance Chair are each paid a fee of $12,000 and $6,000, respectively per year. The Chairman of the Board receives additional annual compensation of $20,000.

5.	Federal Income Taxes

At March 31, 2012, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment

Notes to Financial Statements	21

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Notes to Financial Statements, continued — March 31, 2012

Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Available capital loss carryforwards and expiration dates are as follows:

	No Expiration
	Short-term	Long-term	Totals

Russell Equity ETF	$53,547	$—	$53,547

At March 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Russell Equity ETF

Cost of Investments	$5,587,789

Unrealized Appreciation	$268,127
Unrealized Depreciation	(146,636)

Net Unrealized Appreciation (Depreciation)	$121,419

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(53,547)
Tax Composition of Distributions
Ordinary Income	$6,655
Tax-Exempt Income	$—
Long-Term Capital Gains	$—
Distributions in Excess	$1,352
Tax Return of Capital	$—

6.	Fund Share Transactions (amounts in thousands)

As of March 31, 2012, there were an unlimited number of $0.001 par shares of beneficial interest authorized by the Trust. Shares are created and redeemed by the Fund at their NAV only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. The Shares are listed on the New York Stock Exchange Arca (“NYSE Arca” or the “Exchange”), subject to notice of issuance. The Shares trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Fund’s custodian. A Creation Unit of the Fund consists of at least 50,000 Shares. Transactions in shares for the Fund for the periods ended March 31, 2012, December 31, 2011 and December 31, 2010 were as follows:

	2012*		2011		2010**
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Russell Equity ETF
Shares created	—	$—	500	$13,998	350	$8,931
Shares redeemed	—	(3)	(654)	(17,676)	—	—

Total increase (decrease)	—	$(3)	(154)	$(3,678)	350	$8,931

*	For the period January 1, 2012 to March 31, 2012.
**	For the period May 11, 2010 (commencement of operations) to December 31, 2010.

7.	Subsequent Events

Management has evaluated events or transactions that may have occurred since March 31, 2012, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would required further disclosure within the financial statements.

22	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Russell Equity ETF (one of the portfolios constituting the Russell Exchange Traded Funds Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

May 29, 2012

Report of Independent Registered Public Accounting Firm	23

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Frequency Distribution of Discounts and Premiums — March 31, 2012 (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of the Fund and the market trading price of shares of the Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

	Russell Equity ETF
Premium/Discount Range*	Number of Days	Percentage of Total Days

Greater than 0.20% and Less than 1.00%	10	1.44%
Greater than 0.05% and Less than 0.20%	104	15.03%
Between 0.05% and -0.05%	394	56.94%
Greater than -0.05% and Less than -0.20%	99	14.31%
Greater than -0.20% and less than -1.00%	85	12.28%

	692	100.00%

*	For the Period May 11, 2010 (commencement of operations) through March 31, 2012 (Unaudited).

24	Frequency Distribution of Discounts and Premiums

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Tax Information — March 31, 2012

For the tax year ended March 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended March 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell Equity ETF	100.0%

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information	25

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Shareholder Requests for Additional Information — March 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (888) 775-3837, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RET’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Fund’s Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (888) 775-3837, (ii) at www.russelletfs.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

26	Shareholder Requests for Additional Information

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Disclosure of Information about Fund Trustees and Officers — March 31, 2012 (Unaudited)

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below. Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
James Polisson* Born: November 11, 1959	Trustee	Since 2011	Managing Director and Head of Global ETF Business, Frank Russell Company (2010 to present); and Chief Marketing Officer, Barclays Global Investors/iShares ETFs (2005 to 2010).	26	None.
INDEPENDENT TRUSTEES
Evelyn S. Dilsaver Born: May 4, 1955	Trustee, Chair since 2012	Since 2011	Corporate Director, Charles Schwab Investment Management (2003 to 2007); and President and Chief Executive Officer, Charles Schwab Investment Management (2004 to 2007).	26	Aeropostale, Inc. (retailer) (2008 to present); High Mark Funds (2008 to present); and Tempur-pedic, Int’l. (retailer) (2010 to present).

Jane A. Freeman Born: July 15, 1953	Trustee, Chair of Audit Committee since 2011	Since 2011	Consultant (2008 to present); and Executive Vice President and Chief Financial Officer, Scientific Learning (Educational Support Services) (1999 to 2008).	26	Harding Loevner Funds (Lead Director since 2008).

Lee T. Kranefuss** Born: September 27, 1961	Trustee	Since 2011	Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors (“BGI”) (2008 to 2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005 to 2008); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); and Director and Chairman of Barclays Global Investors Services (since 2005).	26	Barclays Global Investors Funds and Master Investment Portfolio (2001 to present).

Daniel O. Leemon Born: October 25, 1953	Trustee	Since 2011	Retired.	26	Director, Corporate Executive Board (2003 to present).

Disclosure of Information about Fund Trustees and Officers	27

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

Disclosure of Information about Fund Trustees and Officers, continued — March 31, 2012 (Unaudited)

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES (continued)

Ernest L. Schmider Born: July 4, 1957	Trustee, Chairman of Nominating and Governance Committee since 2012	Since 2011	Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 to 2009).	26	None.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
OFFICERS
James Polisson* Born: November 11, 1959	President and Chief Executive Officer	Since 2011; until successor is chosen and qualified by Trustees	Managing Director and Head of Global ETF Business, FRC; Chief Marketing Officer, Barclays Global Investors/ iShares ETFs, 2005–2010	N/A

Cheryl Wichers Born December 16, 1966	Chief Compliance Officer since 2005	Until removed by Independent Trustees

Chief Compliance Officer, RIC;

Chief Compliance Officer, RIF;

Chief Compliance Officer, RIMCo;

Chief Compliance Officer, RFSC;

Chief Compliance Officer, Russell Exchange Traded Funds Trust April 2002-May 2005, Manager, Global Regulatory Policy

N/A

Mark E. Swanson Born: November 26, 1963	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified by Trustees	Treasurer, Chief Accounting Officer and CFO, Russell Investment Company and Russell Investment Funds; Director, Funds Administration, RIMCo, Russell Fund Services Company, Russell Trust Company (a non-depository trust company), and Russell Financial Services, Inc.; and Treasurer and Principal Accounting Officer, SSgA Funds	N/A

Mary Beth Rhoden Born: April 25, 1969	Secretary and Chief Legal Officer	Since 2011; until successor is chosen and qualified by Trustees	Associate General Counsel, FRC; Assistant Secretary, Russell Investment Company and Russell Investment Funds, 1999–2010; Secretary, RIMCo, Russell Fund Services Company and Russell Financial Services, Inc.; and Secretary and Chief Legal Officer, Russell Investment Company and Russell Investment Funds	N/A

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012

28	Disclosure of Information about Fund Trustees and Officers

Russell Exchange Traded Funds Trust

Russell Equity ETF

Matters Submitted to a Vote of Shareholders — March 31, 2012 (Unaudited)

There was a Special Meeting in Lieu of an Annual Meeting of Shareholders of the Russell Exchange Traded Funds Trust (the “Investment Company”) held at One Maritime Plaza, San Francisco, CA 94111 on February 18, 2011.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Approval of new investment advisory agreement between the Investment Company, on behalf of the Fund, and Russell Investment Management Company.

Vote:

	For	Against
One Fund	266,870	360

There was a Special Meeting in Lieu of an Annual Meeting of Shareholder of the Russell Exchange Traded Funds Trust (the “Investment Company”) held at 1301 2nd Ave, 18th Floor, Seattle, Washington 98101 on April 27, 2011.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

2. Election of Trustees

Vote:

	For	% Votes Cast	Withhold	% Votes Cast
James G. Polisson	384,712	99.51%	1,877	0.49%
Evelyn S. Dilsaver	385,006	99.59%	1,583	0.41%
Jane A. Freeman	385,006	99.59%	1,583	0.41%
Lee T. Kranefuss	384,712	99.51%	1,877	0.49%
Daniel O. Leemon	384,712	99.51%	1,877	0.49%
Ernest L. Schmider	384,712	99.51%	1,877	0.49%

Matters Submitted to a Vote of Shareholders	29

Russell Exchange Traded Funds Trust

Russell OneFund ETFs™

1301 Second Avenue, Seattle, Washington 98101

(888) 775-3837

Interested Trustee

James Polisson*

Independent Trustees

Evelyn S. Dilsaver

Jane A. Freeman

Lee T. Kranefuss**

Daniel O. Leemon

Ernest L. Schmider

Officers

James Polisson, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

Mary Beth Rhoden, Secretary and Chief Legal Officer

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue North

Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(888) 775-3837

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 Fifth Avenue, Suite 1900

Seattle, WA 98101

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Exchange Traded Funds Trust. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

30	Adviser and Service Providers

Russell Exchange Traded Funds Trust	1301 Second Avenue	888-775-3837
	Seattle, Washington 98101	www.russelletfs.com

2012 ANNUAL REPORT

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

MARCH 31, 2012

FUND

Russell Aggressive Growth ETF

Russell Consistent Growth ETF

Russell Growth at a Reasonable Price ETF

Russell Contrarian ETF

Russell Equity Income ETF

Russell Low P/E ETF

Russell Small Cap Aggressive Growth ETF

Russell Small Cap Consistent Growth ETF

Russell Small Cap Low P/E ETF

Russell Small Cap Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Exchange Traded Funds Trust is a series investment company with 26 different investment portfolios referred to as Funds. These financial statements report on 10 of these Funds.

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Annual Report

March 31, 2012

Russell Exchange Traded Funds Trust.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through ALPS Distributors, Inc. member FINRA, not affiliated with Russell Investments.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance may be obtained by visiting www.russelletfs.com/Products.

To Our Shareholders

I am pleased to present you with Russell Exchange Traded Funds 2012 Annual Report for the fiscal year ending March 31, 2012. Inside you’ll find portfolio management discussions and fund performance information.

Although the past 12 months proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people. For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach.

During the fiscal year ended March 31, 2012, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall and winter. Market volatility made the journey even more unsettling for many investors. Moving into 2012, however, equity markets showed improvement with strong gains. Investors reacted positively to the improved credit conditions in Europe and the Russell Global Large Cap Index rose 12.1% making it the best start to the year for equities since 1998. Equity markets within the U.S. also posted positive for the three months of 2012 with the Russell 1000 Index returning 12.90% for the quarter. Positive news on the U.S economy and better than expected housing and unemployment data also contributed to the early 2012 gains.

Volatile markets — like those we endured during the fiscal year — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market fluctuations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

James G. Polisson

Managing Director

CEO, Russell Exchange Traded Funds

To Our Shareholders	3

Russell Exchange Traded Funds Trust

Market Summary as of March 31, 2012 — (Unaudited)

Global equity markets continued the turnaround that began in the previous quarter with strong gains in January and February. Investors increasingly reacted positively to the improved credit conditions in Europe following the European Central Bank’s (ECB) successful Long-Term Refinancing Operations (LTRO). The program injected €1 trillion worth of liquidity into eurozone banks, eliminating the probability of a Lehman-like event. This provided clarity on policy and significantly reduced liquidity risk. The Russell Global Large Cap Index rose 12.1 percent, making it the best start to the year for equities since 1998. In addition to the growing relief about Europe, investors took heart from the continued flow of positive news on the U.S. economy, most notably better than expected housing and unemployment data.

Given the constructive tone of equity markets and risk assets in general, it was not surprising to see emerging markets (EM) outperforming developed markets by 2.3 percent, with Eastern Europe leading. However, there was a notable change of tone in March, as concerns about slowing Chinese growth caused EM to underperform developed markets by 4.6 percent. Within the developed markets, the U.S. was the strongest major market in U.S. dollar terms followed closely by Europe, which saw a growing divergence between core eurozone countries such as Germany and Austria, which were among the strongest markets globally, and peripheral countries such as Spain and Portugal, which barely rose.

Within Asia, Japan was the strongest market in local currency terms, but the surprise announcement by the Bank of Japan that it would target inflation prompted a significant depreciation in the Japanese yen, resulting in significantly lower U.S. dollar returns.

The improving market conditions also extended into bond markets as systemic risk dissipated, market volatility decreased and credit spreads tightened. Near-term Greek pressure was alleviated as private borrowers agreed on terms of a principal write-down (with the triggering of attendant credit default swaps realizing little-to-no market disruption) and the German parliament approved a second bailout of €130 billion. The events played out over a backdrop of ongoing global central bank easing (including the U.S. Federal Reserve’s pledge to extend its hold into 2014), positive U.S. economic data, and somewhat decreasing concerns of a China hard landing. While the end of the quarter was marked by some disappointment that eurozone finance ministers limited fresh “firewall” funds to €500 billion, overall, events drove positive sentiment in risk assets with Pan-European banks returning an astounding 24 percent and the lowest quality global credits (rated Ca to D) returning 13 percent.

Peripheral European sovereign debt, which had been struggling, rebounded with strong returns. The positive environment helped capital to continue to pour into emerging market debt funds, bolstering their solid returns of 6 percent. Subprime mortgages did well, due in part to the Federal Reserve selling the remainder of its Maiden Lane II portfolio privately and some indications that the housing market may be nearing the bottom.

The U.S. equity market produced strong returns during the first quarter of 2012. The Russell 1000 Index returned 12.90% for the quarter, posting positive returns in each of the three months. During the quarter, the Russell 1000 Growth Index was up 14.69% while the Russell 1000 Value Index returned 11.12%.

The technology sector was the best performing sector within the Russell 1000 Index. Performance within technology was led by computer technology companies, most notably Apple Inc. which returned 48.08%. After being out of favor during 2011, the financial services sector posted the second strongest return of any sector in the Russell 1000 Index for the first quarter. Diversified banks, including Bank of America and SunTrust Banks, were some of the sector’s best performers. Stocks within the utilities and energy sectors lagged the overall market. Utilities stocks struggled to keep pace with the market as many investors came to believe that the relative valuation of the sector had become excessive due to outperformance in 2011. Within the energy sector, coal stocks fared the worst, due to a combination of a warm winter in the much of the U.S., natural gas substitution, and the prospect of new regulations from the Environmental Protection Agency (EPA).

The factor environment generally favored stocks with higher growth prospects and more cyclical earnings patterns. Stocks with high beta performed well, as did stocks with above average historical earnings per share growth and high

4	Market Summary

Russell Exchange Traded Funds Trust

growth forecasts. Stocks with high dividend yields underperformed the market, as did stocks with high debt to capital ratios. The underperformance of stocks of the most leveraged companies was one factor that deviated from what many thought of as a “risk on” theme during the quarter.

Headline economic data in the United States was generally positive. Year over year GDP growth within the United States was positive and above 3.5% for the months of December 2011, January 2012 and February 2012. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012. While the price of a barrel of Brent crude oil rose 14.43% during the quarter, the price of West Texas Intermediate, a harbinger of fuel prices in the U.S., rose 4.24% to $103.02 per barrel. The general increase in gasoline prices in the U.S. was of concern for investors and politicians during the quarter, with President Obama reportedly considering actions to release strategic petroleum reserves in hopes of lowering the price of crude oil and related products. However many oil analysts and political pundits noted that the bigger problem was a shortage of refining capacity and downplayed the ultimate impact on gasoline prices from a release of crude oil.

Correlations among U.S. stocks remained at average levels relative to history and much lower levels than those reached during the third quarter of 2011. The Chicago Board Options Exchange Volatility Index (“VIX”) also remained in line with longer term average levels during the quarter, and declined from 23.4 at the beginning to 15.5 at the end of the first quarter.

Market Summary	5

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Large Cap Aggressive Growth Index**
Inception*	8.68%	8.68%	9.10%

6	Russell Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Aggressive Growth ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Aggressive Growth Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Aggressive Growth Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using an aggressive growth investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 8.68%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap Aggressive Growth Index, which gained 9.10% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Technology was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Technology, with an average weight of 32.9% was the best contributor to Fund and Index returns. Energy, with an average weight of 11.3%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Apple Inc, Microsoft Corp, and International Business Machines Corp generated positive returns and contributed the most to Fund performance while Hewlett-Packard Co, Schlumberger Ltd, and Apache Corp, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 18, 2011.

**

The Russell U.S. Large Cap Aggressive Growth Index is designed to select securities intended to produce performance that is similar to professional investment managers using an aggressive growth investment discipline. This discipline focuses on companies with near term forecasted earnings that are expected to increase at a faster rate than those of the average company’s earnings. Starting with the Russell 1000® Index (an index comprised of U.S. stocks), the Index includes stocks that demonstrate growth potential as measured by: (1) average to high consensus forecasted earnings and (2) average to high one year historical sales growth. The Index excludes stocks with low earnings retention as measured by high dividend yields for the last four quarters. It also excludes stocks with low price to book ratios to ensure a growth orientation.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Aggressive Growth ETF	7

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,290.50	$1,023.15
Expenses Paid During Period*	$2.12	$1.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8	Russell Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 20.0%
Abercrombie & Fitch Co. Class A	147	7
Advance Auto Parts, Inc.	112	10
Amazon.com, Inc. (Æ)	281	57
Bed Bath & Beyond, Inc. (Æ)	248	16
BorgWarner, Inc. (Æ)	147	12
CarMax, Inc. (Æ)	296	10
CBS Corp. Class B	626	21
Chipotle Mexican Grill, Inc. Class A (Æ)	34	14
Coach, Inc.	276	21
Costco Wholesale Corp.	358	33
Deckers Outdoor Corp. (Æ)	82	5
Dick’s Sporting Goods, Inc.	191	9
Discovery Communications, Inc. Class A (Æ)	288	15
Dollar Tree, Inc. (Æ)	136	13
Estee Lauder Cos., Inc. (The) Class A	234	14
Family Dollar Stores, Inc.	159	10
Fossil, Inc. (Æ)	88	12
Gap, Inc. (The)	474	12
Gentex Corp.	242	6
Goodyear Tire & Rubber Co. (The) (Æ)	467	5
Johnson Controls, Inc.	612	20
Kohl’s Corp.	263	13
Las Vegas Sands Corp.	374	22
Liberty Media Corp. - Interactive (Æ)	682	13
Limited Brands, Inc.	279	13
LKQ Corp. (Æ)	242	8
Lowe’s Cos., Inc.	1,084	34
McDonald’s Corp.	774	76
Netflix, Inc. (Æ)	99	11
Nike, Inc. Class B	295	32
Nordstrom, Inc.	199	11
NVR, Inc. (Æ)	10	7
Omnicom Group, Inc.	292	15
O’Reilly Automotive, Inc. (Æ)	143	13
Panera Bread Co. Class A (Æ)	50	8
PetSmart, Inc.	161	9
Polaris Industries, Inc.	120	9
Priceline.com, Inc. (Æ)	44	32
PVH Corp.	101	9
Ralph Lauren Corp. Class A	75	13
Ross Stores, Inc.	254	15
Scripps Networks Interactive, Inc. Class A	170	8
Sirius XM Radio, Inc. (Æ)	5,077	12
Snap-on, Inc.	123	7
Starbucks Corp.	620	35
Target Corp.	568	33
Tempur-Pedic International, Inc. (Æ)	127	11
Tiffany & Co.	153	11
TJX Cos., Inc.	674	27
Tractor Supply Co.	110	10
Tupperware Brands Corp.	119	8
Ulta Salon Cosmetics & Fragrance, Inc.	95	9
Urban Outfitters, Inc. (Æ)	228	7
VF Corp.	94	14

	Principal Amount ($) or Shares	Market Value $
Viacom, Inc. Class B	482	23
WABCO Holdings, Inc. (Æ)	144	9
Wal-Mart Stores, Inc.	1,323	80
Walt Disney Co. (The)	1,446	63
Williams-Sonoma, Inc.	182	7

		1,059

Consumer Staples - 2.2%
Corn Products International, Inc.	133	8
Energizer Holdings, Inc. (Æ)	103	8
Green Mountain Coffee Roasters, Inc. (Æ)	180	8
Herbalife, Ltd.	168	12
Hormel Foods Corp.	239	7
Kroger Co. (The)	576	14
Monster Beverage Corp. (Æ)	190	12
Ralcorp Holdings, Inc. (Æ)	90	7
Walgreen Co.	772	25
Whole Foods Market, Inc.	169	14

		115

Energy - 7.4%
Anadarko Petroleum Corp.	406	32
Cameron International Corp. (Æ)	258	14
Cimarex Energy Co.	128	10
Concho Resources, Inc. (Æ)	117	12
Core Laboratories NV	69	9
EOG Resources, Inc.	232	26
Halliburton Co.	767	25
Helmerich & Payne, Inc.	139	7
Noble Energy, Inc.	169	17
Occidental Petroleum Corp.	618	59
Oil States International, Inc. (Æ)	91	7
Peabody Energy Corp.	329	10
Pioneer Natural Resources Co.	129	14
Plains Exploration & Production Co. (Æ)	213	9
Schlumberger, Ltd.	1,019	70
SM Energy Co.	102	7
Southwestern Energy Co. (Æ)	386	12
Sunoco, Inc.	178	7
Ultra Petroleum Corp. (Æ)	258	6
Walter Energy, Inc. Class A	114	7
Whiting Petroleum Corp. (Æ)	172	9
Williams Cos., Inc. (The)	541	17
WPX Energy, Inc. (Æ)	180	3

		389

Financial Services - 5.7%
Affiliated Managers Group, Inc. (Æ)	80	9
Alliance Data Systems Corp. (Æ)	76	10
American Express Co.	830	47
American Tower Corp. Class A (ö)	349	22
CBRE Group, Inc. Class A (Æ)	480	10
Discover Financial Services	559	19
Factset Research Systems, Inc.	80	8
Franklin Resources, Inc.	146	18
Global Payments, Inc.	145	7

Russell Aggressive Growth ETF	9

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

IntercontinentalExchange, Inc. (Æ)	86	12
Mastercard, Inc. Class A	87	37
MSCI, Inc. Class A (Æ)	213	8
Raymond James Financial, Inc.	207	8
T Rowe Price Group, Inc.	257	17
TD Ameritrade Holding Corp.	421	8
Visa, Inc. Class A	410	47
Western Union Co. (The)	675	12

		299

Health Care - 12.3%
Alexion Pharmaceuticals, Inc. (Æ)	188	17
Allergan, Inc.	263	25
Allscripts Healthcare Solutions, Inc. (Æ)	354	6
AmerisourceBergen Corp. Class A	294	12
Amgen, Inc.	686	47
Baxter International, Inc.	487	29
Becton Dickinson and Co.	210	16
Biogen Idec, Inc. (Æ)	208	26
BioMarin Pharmaceutical, Inc. (Æ)	200	7
Cardinal Health, Inc.	350	15
Celgene Corp. (Æ)	388	30
Cerner Corp. (Æ)	170	13
Cigna Corp.	302	15
Cooper Cos., Inc. (The)	89	7
CR Bard, Inc.	108	11
DaVita, Inc. (Æ)	122	11
Edwards Lifesciences Corp. (Æ)	141	10
Endo Pharmaceuticals Holdings, Inc. (Æ)	203	8
Express Scripts, Inc. Class A (Æ)	438	24
Gilead Sciences, Inc. (Æ)	658	32
Henry Schein, Inc. (Æ)	135	10
IDEXX Laboratories, Inc. (Æ)	95	8
Illumina, Inc. (Æ)	224	12
Intuitive Surgical, Inc. (Æ)	37	20
Laboratory Corp. of America Holdings (Æ)	119	11
McKesson Corp.	232	20
Medco Health Solutions, Inc. (Æ)	357	25
Mednax, Inc. (Æ)	92	7
Perrigo Co.	101	10
Regeneron Pharmaceuticals, Inc. (Æ)	126	15
ResMed, Inc. (Æ)	264	8
St. Jude Medical, Inc.	356	16
Stryker Corp.	305	17
SXC Health Solutions Corp. (Æ)	120	9
UnitedHealth Group, Inc.	847	51
Universal Health Services, Inc. Class B	171	7
Varian Medical Systems, Inc. (Æ)	145	10
Vertex Pharmaceuticals, Inc. (Æ)	271	11
Watson Pharmaceuticals, Inc. Class B (Æ)	160	11
Zimmer Holdings, Inc.	205	13

		652

Materials and Processing - 5.5%
Air Products & Chemicals, Inc.	199	18
Airgas, Inc.	109	10

	Principal Amount ($) or Shares	Market Value $
Allegheny Technologies, Inc.	162	7
Aptargroup, Inc.	127	7
Ball Corp.	235	10
Celanese Corp. Class A	204	9
CF Industries Holdings, Inc.	75	14
Cliffs Natural Resources, Inc.	170	12
Fastenal Co.	304	16
FMC Corp.	99	10
Monsanto Co.	438	35
Mosaic Co. (The)	277	15
Newmont Mining Corp.	413	21
Post Holdings, Inc. (Æ)	45	1
PPG Industries, Inc.	162	16
Praxair, Inc.	253	29
Precision Castparts Corp.	127	22
Royal Gold, Inc.	100	7
Sherwin-Williams Co. (The)	110	12
Timken Co.	169	9
Valspar Corp.	175	8

		288

Producer Durables - 13.3%
3M Co.	553	49
Accenture PLC Class A	534	34
Agilent Technologies, Inc.	365	16
Ametek, Inc.	213	10
Automatic Data Processing, Inc.	430	24
Caterpillar, Inc.	501	54
CH Robinson Worldwide, Inc.	177	12
Cintas Corp.	199	8
CSX Corp.	977	21
Cummins, Inc.	186	22
Danaher Corp.	476	27
Deere & Co.	350	28
Donaldson Co., Inc.	230	8
Dover Corp.	204	13
Expeditors International of Washington, Inc.	258	12
FedEx Corp.	273	25
Flir Systems, Inc.	268	7
IDEX Corp.	171	7
IHS, Inc. Class A (Æ)	83	8
JB Hunt Transport Services, Inc.	157	9
Joy Global, Inc.	130	10
Kansas City Southern (Æ)	139	10
Kennametal, Inc.	172	8
Lincoln Electric Holdings, Inc.	166	8
Mettler-Toledo International, Inc. (Æ)	52	10
MSC Industrial Direct Co., Inc. Class A	90	7
Norfolk Southern Corp.	307	20
PACCAR, Inc.	369	17
Pall Corp.	155	9
Pentair, Inc.	195	9
Robert Half International, Inc.	250	8
Rockwell Automation, Inc.	159	13
Roper Industries, Inc.	116	12
Stericycle, Inc. (Æ)	117	10

10	Russell Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Thomas & Betts Corp. (Æ)	113	8
Towers Watson & Co. Class A	113	7
TransDigm Group, Inc. (Æ)	79	9
Trimble Navigation, Ltd. (Æ)	183	10
Union Pacific Corp.	386	41
United Parcel Service, Inc. Class B	576	46
Wabtec Corp.	94	7
Waste Connections, Inc.	212	7
Waters Corp. (Æ)	119	11
WW Grainger, Inc.	62	13

		704

Technology - 33.3%
Adobe Systems, Inc. (Æ)	504	17
Advanced Micro Devices, Inc. (Æ)	1,227	10
Akamai Technologies, Inc. (Æ)	261	10
Altera Corp.	340	14
Amdocs, Ltd. (Æ)	269	8
Amphenol Corp. Class A	209	12
Analog Devices, Inc.	328	13
Ansys, Inc. (Æ)	138	9
Apple, Inc. (Æ)	665	398
Applied Materials, Inc.	1,320	16
Atmel Corp. (Æ)	825	8
Autodesk, Inc. (Æ)	300	13
Avago Technologies, Ltd.	280	11
BMC Software, Inc. (Æ)	252	10
Broadcom Corp. Class A (Æ)	520	20
Cisco Systems, Inc.	4,114	87
Citrix Systems, Inc. (Æ)	201	16
Cognizant Technology Solutions Corp. Class A (Æ)	280	22
Crown Castle International Corp. (Æ)	298	16
EMC Corp. (Æ)	1,646	49
Equinix, Inc. (Æ)	74	12
F5 Networks, Inc. (Æ)	97	13
Gartner, Inc. (Æ)	188	8
Google, Inc. Class A (Æ)	185	119
Harris Corp.	205	9
IAC/InterActiveCorp	150	7
Informatica Corp. (Æ)	188	10
International Business Machines Corp.	879	182
Intuit, Inc.	293	18
Jabil Circuit, Inc.	348	9
Juniper Networks, Inc. (Æ)	581	13
Lam Research Corp. (Æ)	199	9
LSI Corp. (Æ)	1,169	10
Marvell Technology Group, Ltd. (Æ)	673	11
MICROS Systems, Inc. (Æ)	145	8
Microsoft Corp.	5,419	175
NetApp, Inc. (Æ)	375	17
Novellus Systems, Inc. (Æ)	150	7
Nuance Communications, Inc. (Æ)	334	9
ON Semiconductor Corp. (Æ)	853	8
Oracle Corp.	2,874	84

	Principal Amount ($) or Shares		Market Value $
Polycom, Inc. (Æ)	380		7
QUALCOMM, Inc.	1,255		85
Rackspace Hosting, Inc. (Æ)	170		10
Red Hat, Inc. (Æ)	237		14
Riverbed Technology, Inc. (Æ)	286		8
SAIC, Inc.	543		7
Salesforce.com, Inc. (Æ)	136		21
SanDisk Corp. (Æ)	253		13
SBA Communications Corp. Class A (Æ)	177		9
Skyworks Solutions, Inc. (Æ)	391		11
Solera Holdings, Inc.	143		7
Symantec Corp. (Æ)	814		15
Teradata Corp. (Æ)	204		14
TIBCO Software, Inc. (Æ)	292		9
VeriFone Systems, Inc. (Æ)	188		10
VMware, Inc. Class A (Æ)	112		13
Xilinx, Inc.	318		12

			1,762

Utilities - 0.1%
ITC Holdings Corp.	92		7

Total Common Stocks (cost $4,750)			5,275

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	8,078	(¥)	8

Total Short-Term Investments (cost $8)			8

Total Investments - 100.0% (identified cost $4,758)			5,283

Other Assets and Liabilities, Net - 0.0%			2

Net Assets - 100.0%			5,285

See accompanying notes which are an integral part of the financial statements.

Russell Aggressive Growth ETF	11

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$1,059	$—	$—	$1,059	20 .0
Consumer Staples	115	—	—	115	2 .2
Energy	389	—	—	389	7 .4
Financial Services	292	—	7	299	5 .7
Health Care	652	—	—	652	12 .3
Materials and Processing	288	—	—	288	5 .5
Producer Durables	704	—	—	704	13 .3
Technology	1,762	—	—	1,762	33 .3
Utilities	7	—	—	7	0 .1
Short-Term Investments	—	8	—	8	0 .2

Total Investments	5,268	8	7	5,283	100.0

Other Assets and Liabilities, Net					—	*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending March 31, 2012 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

12	Russell Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Aggressive Growth ETF

Assets
Investments, at identified cost	$4,758
Investments, at market*	5,283
Receivables:
Dividends	4

Total assets	5,287

Liabilities
Payables:
Accrued fees to affiliates	2

Total liabilities	2

Net Assets	$5,285

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	(382)
Unrealized appreciation (depreciation) on investments	525
Additional paid-in capital	5,141

Net Assets	$5,285

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$52.84
Net assets	$5,284,554
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$8
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	13

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Aggressive Growth ETF*

Investment Income
Dividends	$44

Total investment income	44

Expenses
Management fees	15
Trustee and trustee related fees	14

Expenses before reductions	29
Expense reductions	(14)

Net expenses	15

Net investment income (loss)	29

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(383)
In-kind redemptions	86

Net realized gain (loss)	(297)

Net change in unrealized appreciation (depreciation) on investments	525

Net realized and unrealized gain (loss)	228

Net Increase (Decrease) in Net Assets from Operations	$257

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

14	Statement of Operations

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Aggressive Growth ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$29
Net realized gain (loss)	(297)
Net change in unrealized appreciation (depreciation)	525

Net increase (decrease) in net assets from operations	257

Distributions
From net investment income	(28)

Net decrease in net assets from distributions	(28)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,056

Total Net Increase (Decrease) in Net Assets	5,285

Net Assets
Beginning of period	—

End of period	$5,285

Undistributed (overdistributed) net investment income included in net assets	$1

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	15

Russell Exchange Traded Funds Trust

Russell Aggressive Growth ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Aggressive Growth ETF
March 31, 2012*	48.91	.29	3.92	4.21	(.28)	(.28)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

16	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

52.84	8.68	5,285	.72	.37	.70	37

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	17

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Large Cap Consistent Growth Index**
Inception*	10.95%	10.93%	11.36%

18	Russell Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Consistent Growth ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Consistent Growth Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Consistent Growth Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using a consistent growth investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 10.95%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap Consistent Growth Index, which gained 11.36% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Technology was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Technology, with an average weight of 29.3% was the best contributor to Fund and Index returns. Energy, with an average weight of 9.4%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Apple Inc, Microsoft Corp, and International Business Machines Corp generated positive returns and contributed the most to Fund performance while Schlumberger Ltd, Oracle Corp, and Apache Corp, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 18, 2011.

**

The Russell U.S. Large Cap Consistent Growth Index is designed to select securities intended to produce performance that is similar to professional investment managers using a consistent growth investment discipline. This discipline focuses on companies with above average earnings expectations over a long term horizon and with consistent historical earnings growth. Starting with the Russell 1000® Index (an index comprised of U.S. stocks), the Index includes stocks that demonstrate growth potential as measured by: (1) average to high consensus forecasted earnings; (2) consistent earnings as measured by average to low earnings per share volatility over the past five years; and (3) efficient asset utilization as measured by average to high return on assets for the prior quarter. The Index excludes stocks with low anticipated growth prospects as measured by a low price-to-book ratio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Consistent Growth ETF	19

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,277.50	$1,023.15
Expenses Paid During Period*	$2.11	$1.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

20	Russell Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.9%
Consumer Discretionary - 17.8%
Amazon.com, Inc. (Æ)	1,865	378
Bed Bath & Beyond, Inc. (Æ)	1,788	118
BorgWarner, Inc. (Æ)	1,098	93
CarMax, Inc. (Æ)	2,253	78
Chipotle Mexican Grill, Inc. Class A (Æ)	253	106
Coach, Inc.	1,944	150
Discovery Communications, Inc. Class A (Æ)	2,120	107
Dollar Tree, Inc. (Æ)	1,009	95
eBay, Inc. (Æ)	6,432	237
Estee Lauder Cos., Inc. (The) Class A	1,686	104
Gap, Inc. (The)	3,650	95
Harley-Davidson, Inc.	2,045	100
Home Depot, Inc.	8,135	409
Kohl’s Corp.	1,902	95
Limited Brands, Inc.	2,068	99
Marriott International, Inc. Class A	2,476	94
Mattel, Inc.	2,939	99
McDonald’s Corp.	5,068	497
McGraw-Hill Cos., Inc. (The)	2,218	108
News Corp. Class A	12,444	245
Nike, Inc. Class B	1,999	217
Nordstrom, Inc.	1,502	84
Omnicom Group, Inc.	2,109	107
O’Reilly Automotive, Inc. (Æ)	1,049	96
PetSmart, Inc.	1,255	72
priceline.com, Inc. (Æ)	306	220
Ralph Lauren Corp. Class A	559	97
Ross Stores, Inc.	1,850	107
Starbucks Corp.	4,195	234
Starwood Hotels & Resorts Worldwide, Inc. (ö)	1,663	94
Tiffany & Co.	1,151	80
TJX Cos., Inc.	4,650	185
VF Corp.	692	101
Viacom, Inc. Class B	3,309	157
Walt Disney Co. (The)	9,564	419
Yum! Brands, Inc.	2,737	195

		5,772

Consumer Staples - 5.8%
Church & Dwight Co., Inc.	1,470	72
Colgate-Palmolive Co.	2,607	255
Energizer Holdings, Inc. (Æ)	807	60
General Mills, Inc.	3,811	150
Green Mountain Coffee Roasters, Inc. (Æ)	1,405	66
Herbalife, Ltd.	1,276	88
Kraft Foods, Inc. Class A	8,437	321
McCormick & Co., Inc.	1,354	74
Monster Beverage Corp. (Æ)	1,460	91
PepsiCo, Inc.	7,716	511
Sara Lee Corp.	4,649	100
Whole Foods Market, Inc.	1,244	104

		1,892

	Principal Amount ($) or Shares	Market Value $
Energy - 6.8%
Cabot Oil & Gas Corp.	1,934	60
Cameron International Corp. (Æ)	1,878	99
Cimarex Energy Co.	1,002	76
Consol Energy, Inc.	2,060	70
EQT Corp.	1,301	63
FMC Technologies, Inc. (Æ)	1,811	91
Halliburton Co.	5,214	173
Helmerich & Payne, Inc.	1,084	58
National Oilwell Varco, Inc.	2,461	196
Noble Energy, Inc.	1,192	117
Occidental Petroleum Corp.	4,082	389
Peabody Energy Corp.	2,371	69
Pioneer Natural Resources Co.	947	106
Schlumberger, Ltd.	6,689	467
Southwestern Energy Co. (Æ)	2,759	84
Whiting Petroleum Corp. (Æ)	1,347	73

		2,191

Financial Services - 7.0%
Aflac, Inc.	2,983	137
Alliance Data Systems Corp. (Æ)	598	75
American Express Co.	5,525	320
American Tower Corp. Class A (ö)	2,417	152
Aon Corp.	2,301	113
Fiserv, Inc. (Æ)	1,296	90
Franklin Resources, Inc.	1,049	130
Marsh & McLennan Cos., Inc.	3,671	120
Mastercard, Inc. Class A	584	246
Public Storage (ö)	915	126
Simon Property Group, Inc. (ö)	1,613	235
T Rowe Price Group, Inc.	1,829	119
Visa, Inc. Class A	2,723	322
Western Union Co. (The)	4,933	87

		2,272

Health Care - 9.2%
Alexion Pharmaceuticals, Inc. (Æ)	1,360	126
Amgen, Inc.	4,539	309
Baxter International, Inc.	3,332	199
Becton Dickinson and Co.	1,494	116
Biogen Idec, Inc. (Æ)	1,432	180
Celgene Corp. (Æ)	2,642	205
Cerner Corp. (Æ)	1,263	96
Covidien PLC	3,084	169
CR Bard, Inc.	832	82
DaVita, Inc. (Æ)	934	84
Edwards Lifesciences Corp. (Æ)	1,056	77
Gilead Sciences, Inc. (Æ)	4,466	218
Intuitive Surgical, Inc. (Æ)	258	140
Laboratory Corp. of America Holdings (Æ)	895	82
Medtronic, Inc.	5,801	227
Perrigo Co.	762	79
Quest Diagnostics, Inc.	1,365	83
St. Jude Medical, Inc.	2,592	115
Stryker Corp.	2,177	121
Varian Medical Systems, Inc. (Æ)	1,089	75

Russell Consistent Growth ETF	21

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Watson Pharmaceuticals, Inc. Class B (Æ)	1,202	81
Zimmer Holdings, Inc.	1,518	98

		2,962

Materials and Processing - 5.9%
Air Products & Chemicals, Inc.	1,400	129
Airgas, Inc.	843	75
Brown-Forman Corp. Class B - ADR	935	78
Celanese Corp. Class A	1,555	72
CF Industries Holdings, Inc.	557	102
Ecolab, Inc.	2,008	124
Fastenal Co.	2,190	118
FMC Corp.	767	81
Monsanto Co.	2,951	235
Mosaic Co. (The)	2,004	111
Newmont Mining Corp.	2,820	145
PPG Industries, Inc.	1,168	112
Praxair, Inc.	1,719	197
Precision Castparts Corp.	876	151
Sherwin-Williams Co. (The)	832	90
Sigma-Aldrich Corp.	1,160	85

		1,905

Producer Durables - 15.8%
3M Co.	3,656	326
Accenture PLC Class A	3,647	235
Agilent Technologies, Inc.	2,657	118
Ametek, Inc.	1,619	79
Automatic Data Processing, Inc.	2,950	163
Caterpillar, Inc.	3,338	355
CH Robinson Worldwide, Inc.	1,291	85
Cooper Industries PLC	1,447	93
CSX Corp.	6,765	146
Cummins, Inc.	1,315	158
Danaher Corp.	3,277	184
Deere & Co.	2,378	192
Dover Corp.	1,497	94
Eaton Corp.	2,410	120
Expeditors International of Washington, Inc.	1,872	87
Flowserve Corp.	636	73
General Dynamics Corp.	2,067	152
Goodrich Corp.	870	109
Honeywell International, Inc.	4,235	259
Illinois Tool Works, Inc.	2,821	161
Joy Global, Inc.	981	72
Kansas City Southern (Æ)	1,048	75
Norfolk Southern Corp.	2,110	139
Pall Corp.	1,182	70
Rockwell Automation, Inc.	1,162	93
Rockwell Collins, Inc.	1,383	80
Roper Industries, Inc.	865	86
Stericycle, Inc. (Æ)	877	73
Trimble Navigation, Ltd. (Æ)	1,432	78
Union Pacific Corp.	2,562	275
United Parcel Service, Inc. Class B	3,819	308
United Technologies Corp.	4,661	386

	Principal Amount ($) or Shares		Market Value $
Waters Corp. (Æ)	928		86
WW Grainger, Inc.	460		99

			5,109

Technology - 31.6%
Adobe Systems, Inc. (Æ)	3,617		124
Akamai Technologies, Inc. (Æ)	2,024		74
Altera Corp.	2,478		99
Amphenol Corp. Class A	1,587		95
Analog Devices, Inc.	2,414		98
Apple, Inc. (Æ)	4,264		2,557
Applied Materials, Inc.	9,489		118
Autodesk, Inc. (Æ)	2,293		97
BMC Software, Inc. (Æ)	1,962		79
Broadcom Corp. Class A (Æ)	3,709		146
CA, Inc.	3,594		99
Cisco Systems, Inc.	26,958		570
Citrix Systems, Inc. (Æ)	1,474		116
Cognizant Technology Solutions Corp. Class A (Æ)	1,956		151
EMC Corp. (Æ)	11,007		329
F5 Networks, Inc. (Æ)	720		97
Google, Inc. Class A (Æ)	1,195		766
International Business Machines Corp.	5,671		1,184
KLA-Tencor Corp.	1,537		84
Linear Technology Corp.	2,297		77
Marvell Technology Group, Ltd. (Æ)	5,044		79
Maxim Integrated Products, Inc.	2,795		80
Microsoft Corp.	34,948		1,127
NetApp, Inc. (Æ)	2,706		121
NVIDIA Corp. (Æ)	5,456		84
Oracle Corp.	18,837		549
QUALCOMM, Inc.	8,240		560
Red Hat, Inc. (Æ)	1,793		107
Salesforce.com, Inc. (Æ)	978		151
Teradata Corp. (Æ)	1,547		105
VMware, Inc. Class A (Æ)	846		95
Xilinx, Inc.	2,386		87
Yahoo!, Inc. (Æ)	8,219		125

			10,230

Total Common Stocks (cost $28,110)			32,333

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	21,783	(¥)	22

Total Short-Term Investments (cost $22)			22

Total Investments - 100.0% (identified cost $28,132)			32,355

Other Assets and Liabilities, Net - 0.0%			12

Net Assets - 100.0%			32,367

See accompanying notes which are an integral part of the financial statements.

22	Russell Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$5,772	$—	$—	$5,772	17.8
Consumer Staples	1,892	—	—	1,892	5.8
Energy	2,191	—	—	2,191	6.8
Financial Services	2,272	—	—	2,272	7.0
Health Care	2,962	—	—	2,962	9.2
Materials and Processing	1,905	—	—	1,905	5.9
Producer Durables	5,109	—	—	5,109	15.8
Technology	10,230	—	—	10,230	31.6
Short-Term Investments	—	22	—	22	0.1

Total Investments	32,333	22	—	32,355	100.0

Other Assets and Liabilities, Net					—	*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Consistent Growth ETF	23

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Consistent Growth ETF

Assets
Investments, at identified cost	$28,132
Investments, at market*	32,355
Receivables:
Dividends	22

Total assets	32,377

Liabilities
Payables:
Accrued fees to affiliates	10

Total liabilities	10

Net Assets	$32,367

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$12
Accumulated net realized gain (loss)	(447)
Unrealized appreciation (depreciation) on investments	4,223
Shares of beneficial interest	1
Additional paid-in capital	28,578

Net Assets	$32,367

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$53.95
Net assets	$32,367,334
Shares outstanding ($.001 par value)	600,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$22

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

24	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Consistent Growth ETF*

Investment Income
Dividends	$207

Total investment income	207

Expenses
Management fees	51
Trustee and trustee related fees	42

Expenses before reductions	93
Expense reductions	(42)

Net expenses	51

Net investment income (loss)	156

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(449)
In-kind redemptions	82

Net realized gain (loss)	(367)
Net change in unrealized appreciation (depreciation) on investments	4,223

Net realized and unrealized gain (loss)	3,856

Net Increase (Decrease) in Net Assets from Operations	$4,012

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	25

Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Consistent Growth ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$156
Net realized gain (loss)	(367)
Net change in unrealized appreciation (depreciation)	4,223

Net increase (decrease) in net assets from operations	4,012

Distributions
From net investment income	(144)

Net decrease in net assets from distributions	(144)

Share Transactions
Net increase (decrease) in net assets from share transactions	28,499

Total Net Increase (Decrease) in Net Assets	32,367

Net Assets
Beginning of period	—

End of period	$32,367

Undistributed (overdistributed) net investment income included in net assets	$12

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

26	Statement of Changes in Net Assets

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Russell Exchange Traded Funds Trust

Russell Consistent Growth ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Consistent Growth ETF
March 31, 2012*	49.02	.48	4.84	5.32	(.39)	(.39)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

28	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

53.95	10.95	32,367	.68	.37	1.14	22

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	29

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Large Cap Growth at a Reasonable Price Index**
Inception*	7.38%	7.39%	7.72%

30	Russell Growth at a Reasonable Price ETF

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Growth at a Reasonable Price ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Growth at a Reasonable Price Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Growth at a Reasonable Price Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using a growth at a reasonable price investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 7.38%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap Growth at a Reasonable Price Index, which gained 7.72% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Consumer discretionary, with an average weight of 14.3% was the best contributor to Fund and Index returns. Energy, with an average weight of 13.7%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Microsoft Corp, International Business Machines Corp, and Exxon Mobil Corp generated positive returns and contributed the most to Fund performance while Hewlett-Packard Co, Schlumberger Ltd, and Oracle Corp, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 18, 2011.

**

The Russell U.S. Large Cap Growth at a Reasonable Price Index is designed to select securities intended to produce performance that is similar to professional investment managers using a growth at a reasonable price investment discipline. This discipline focuses on stable companies that are moderately priced based on their long term forecasted earnings growth relative to their price-to-earnings ratio. Starting with the Russell 1000® Index (an index comprised of U.S. stocks), the Index includes stocks: (1) with consistent earnings as measured by average to low earnings per share volatility over the past five years; (2) that are profitable as demonstrated by an average to high return on equity over the past five years; and (3) are of high quality as measured by an S&P Quality Rank of B or above or a low debt to equity ratio. The Index excludes stocks having a high price based on a high current P/E ratio and on price to consensus one year forecasted earnings ratio divided by its consensus five year forecasted earnings growth rate.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Growth at a Reasonable Price ETF	31

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,250.20	$1,023.15
Expenses Paid During Period*	$2.08	$1.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

32	Russell Growth at a Reasonable Price ETF

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 14.3%
Advance Auto Parts, Inc.	598	53
AutoZone, Inc. (Æ)	160	59
Avon Products, Inc.	2,759	53
Bed Bath & Beyond, Inc. (Æ)	1,220	80
Brinker International, Inc.	1,163	32
CarMax, Inc. (Æ)	1,549	54
Coach, Inc.	1,369	106
Darden Restaurants, Inc.	960	49
DeVry, Inc.	845	29
Dollar Tree, Inc. (Æ)	702	66
Family Dollar Stores, Inc.	850	54
Fossil, Inc. (Æ)	490	65
Gap, Inc. (The)	2,490	65
Gentex Corp.	1,308	32
Genuine Parts Co.	915	57
Hasbro, Inc.	1,129	41
Home Depot, Inc.	5,723	288
International Game Technology	2,498	42
Kohl’s Corp.	1,322	66
Lowe’s Cos., Inc.	5,167	162
McDonald’s Corp.	3,578	351
Nike, Inc. Class B	1,417	154
Nordstrom, Inc.	1,030	57
Omnicom Group, Inc.	1,466	74
PetSmart, Inc.	854	49
Polaris Industries, Inc.	680	49
Ralph Lauren Corp. Class A	380	66
Ross Stores, Inc.	1,283	75
Snap-on, Inc.	680	41
Stanley Black & Decker, Inc.	911	70
Staples, Inc.	3,983	64
Starbucks Corp.	2,951	165
Target Corp.	2,714	158
Tiffany & Co.	775	54
TJX Cos., Inc.	3,256	129
Tupperware Brands Corp.	620	39
Urban Outfitters, Inc. (Æ)	1,261	37
VF Corp.	471	69
Wal-Mart Stores, Inc.	6,111	375
Whirlpool Corp.	750	58
Yum! Brands, Inc.	1,919	137

		3,724

Consumer Staples - 7.1%
Archer-Daniels-Midland Co.	3,069	97
Church & Dwight Co., Inc.	975	48
Colgate-Palmolive Co.	1,825	178
ConAgra Foods, Inc.	2,229	59
Energizer Holdings, Inc. (Æ)	535	40
General Mills, Inc.	2,645	104
Herbalife, Ltd.	844	58
Hormel Foods Corp.	1,314	39
Kellogg Co.	1,266	68
Monster Beverage Corp. (Æ)	964	60
PepsiCo, Inc.	5,448	361

	Principal Amount ($) or Shares	Market Value $
Procter & Gamble Co. (The)	9,328	627
Walgreen Co.	3,723	125

		1,864

Energy - 14.1%
Atwood Oceanics, Inc. (Æ)	789	35
Baker Hughes, Inc.	1,899	80
Cameron International Corp. (Æ)	1,327	70
CARBO Ceramics, Inc.	255	27
Chevron Corp.	6,673	715
Consol Energy, Inc.	1,394	48
EQT Corp.	875	42
Exxon Mobil Corp.	16,082	1,394
Halliburton Co.	3,705	123
Helmerich & Payne, Inc.	737	40
Hubbell, Inc. Class B (Æ)	569	45
Marathon Oil Corp.	3,143	100
Murphy Oil Corp.	1,072	60
National Oilwell Varco, Inc.	1,727	137
Occidental Petroleum Corp.	2,875	274
Oceaneering International, Inc.	893	48
Patterson-UTI Energy, Inc.	1,769	31
Peabody Energy Corp.	1,603	46
QEP Resources, Inc.	1,395	43
Schlumberger, Ltd.	4,720	330

		3,688

Financial Services - 8.1%
ACE, Ltd.	1,441	105
Aflac, Inc.	2,081	96
Alliance Data Systems Corp. (Æ)	412	52
Allied World Assurance Co. Holdings AG	525	36
American Express Co.	3,902	226
Arch Capital Group, Ltd. (Æ)	1,100	41
Bank of Hawaii Corp.	693	34
Brown & Brown, Inc.	1,485	35
Chubb Corp. (The)	1,302	90
Cullen/Frost Bankers, Inc.	650	38
Eaton Vance Corp.	1,383	40
Equifax, Inc.	1,044	46
Factset Research Systems, Inc.	420	42
Fiserv, Inc. (Æ)	910	63
Franklin Resources, Inc.	733	91
Global Payments, Inc.	763	36
Goldman Sachs Group, Inc. (The)	1,949	241
IntercontinentalExchange, Inc. (Æ)	432	59
Moody’s Corp.	1,381	58
Northern Trust Corp.	1,339	64
SEI Investments Co.	1,924	40
T Rowe Price Group, Inc.	1,290	84
Torchmark Corp.	917	46
Total System Services, Inc.	1,874	43
Travelers Cos., Inc. (The)	1,768	105
US Bancorp	7,108	225
Waddell & Reed Financial, Inc. Class A	1,257	41
WR Berkley Corp.	1,140	41

		2,118

Russell Growth at a Reasonable Price ETF	33

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Health Care - 11.3%
Abbott Laboratories	5,432	334
Aetna, Inc.	1,837	92
Allscripts Healthcare Solutions, Inc. (Æ)	1,884	31
AmerisourceBergen Corp. Class A	1,514	60
Amgen, Inc.	3,210	219
Baxter International, Inc.	2,312	138
Becton Dickinson and Co.	1,023	79
Cardinal Health, Inc.	1,704	73
Catalyst Health Solutions, Inc. (Æ)	595	38
Cigna Corp.	1,489	73
Covance, Inc. (Æ)	720	34
Coventry Health Care, Inc.	1,265	45
CR Bard, Inc.	554	55
DaVita, Inc. (Æ)	655	59
Dentsply International, Inc.	1,190	48
Endo Pharmaceuticals Holdings, Inc. (Æ)	1,102	43
Express Scripts, Inc. Class A (Æ)	2,128	115
Henry Schein, Inc. (Æ)	665	50
Humana, Inc.	827	76
IDEXX Laboratories, Inc. (Æ)	520	45
Laboratory Corp. of America Holdings (Æ)	612	56
Lincare Holdings, Inc.	1,289	33
McKesson Corp.	1,140	100
Mednax, Inc. (Æ)	515	38
Medtronic, Inc.	4,089	161
Patterson Cos., Inc.	1,120	37
Perrigo Co.	510	53
Quest Diagnostics, Inc.	961	59
St. Jude Medical, Inc.	1,758	78
Stryker Corp.	1,494	83
Techne Corp.	473	33
UnitedHealth Group, Inc.	3,988	236
Universal Health Services, Inc. Class B	945	40
Varian Medical Systems, Inc. (Æ)	750	52
WellPoint, Inc.	1,495	110
Zimmer Holdings, Inc.	1,030	66

		2,942

Materials and Processing - 4.0%
Air Products & Chemicals, Inc.	980	90
Airgas, Inc.	574	51
Albemarle Corp.	782	50
Ball Corp.	1,274	55
Eastman Chemical Co.	1,095	57
Ecolab, Inc.	1,372	85
International Flavors & Fragrances, Inc.	713	42
PPG Industries, Inc.	820	79
Praxair, Inc.	1,219	139
Precision Castparts Corp.	615	106
Reliance Steel & Aluminum Co.	732	41
Sealed Air Corp.	2,022	39
Sherwin-Williams Co. (The)	570	62
Sigma-Aldrich Corp.	768	56
Sonoco Products Co.	1,125	37
Southern Copper Corp.	1,367	43

		1,032

	Principal Amount ($) or Shares	Market Value $
Producer Durables - 20.7%
3M Co.	2,593	232
Accenture PLC Class A	2,544	164
Ametek, Inc.	1,113	54
Automatic Data Processing, Inc.	2,068	114
Boeing Co. (The)	2,710	203
Carlisle Cos., Inc.	739	37
Caterpillar, Inc.	2,345	251
CH Robinson Worldwide, Inc.	870	57
Cooper Industries PLC	1,012	65
Copart, Inc. (Æ)	1,376	36
CSX Corp.	4,758	102
Cummins, Inc.	910	109
Danaher Corp.	2,314	130
Deere & Co.	1,671	135
Donaldson Co., Inc.	1,228	44
Dover Corp.	1,032	65
Eaton Corp.	1,672	83
Emerson Electric Co.	2,933	153
Expeditors International of Washington, Inc.	1,270	59
Flir Systems, Inc.	1,470	37
Flowserve Corp.	432	50
Fluor Corp.	1,035	62
General Dynamics Corp.	1,464	107
General Electric Co.	35,414	712
Goodrich Corp.	600	75
Graco, Inc.	792	42
Honeywell International, Inc.	2,987	182
Illinois Tool Works, Inc.	1,979	113
Jacobs Engineering Group, Inc. (Æ)	1,027	46
JB Hunt Transport Services, Inc.	851	46
Joy Global, Inc.	686	50
Kirby Corp. (Æ)	554	36
L-3 Communications Holdings, Inc.	699	49
Landstar System, Inc.	653	38
Lincoln Electric Holdings, Inc.	913	41
Lockheed Martin Corp.	1,161	104
Mettler-Toledo International, Inc. (Æ)	266	49
MSC Industrial Direct Co., Inc. Class A	494	41
Norfolk Southern Corp.	1,478	97
PACCAR, Inc.	1,839	86
Pall Corp.	812	48
Parker Hannifin Corp.	815	69
Paychex, Inc.	1,889	59
Raytheon Co.	1,645	87
Robert Half International, Inc.	1,355	41
Rockwell Collins, Inc.	920	53
Roper Industries, Inc.	597	59
Stericycle, Inc. (Æ)	578	48
Tidewater, Inc.	700	38
Towers Watson & Co. Class A	580	38
Union Pacific Corp.	1,810	196
United Technologies Corp.	3,283	273
Wabtec Corp.	514	39
Waste Management, Inc.	2,244	78
Waters Corp. (Æ)	619	57

34	Russell Growth at a Reasonable Price ETF

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

WESCO International, Inc. (Æ)	588		38
WW Grainger, Inc.	317		68

			5,445

Technology - 20.2%
Adobe Systems, Inc. (Æ)	2,542		87
Altera Corp.	1,749		70
Amphenol Corp. Class A	1,100		66
Analog Devices, Inc.	1,664		67
Autodesk, Inc. (Æ)	1,541		65
Cisco Systems, Inc.	19,029		402
Cognizant Technology Solutions Corp. Class A (Æ)	1,359		105
Dell, Inc. (Æ)	6,942		115
F5 Networks, Inc. (Æ)	503		68
Google, Inc. Class A (Æ)	846		542
Harris Corp.	1,060		48
Hewlett-Packard Co.	7,348		175
Intel Corp.	18,040		507
International Business Machines Corp.	4,016		837
Linear Technology Corp.	1,524		51
MICROS Systems, Inc. (Æ)	780		43
Microsoft Corp.	24,732		798
NetApp, Inc. (Æ)	1,891		85
Oracle Corp.	13,273		387
QUALCOMM, Inc.	5,814		395
Teradata Corp. (Æ)	1,035		71
Texas Instruments, Inc.	4,598		155
Western Digital Corp. (Æ)	1,537		64
Xilinx, Inc.	1,669		61

			5,264

Total Common Stocks (cost $23,369)			26,077

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	24,267	(¥)	24

Total Short-Term Investments (cost $24)			24

Total Investments - 99.9% (identified cost $23,393)			26,101

Other Assets and Liabilities, Net - 0.1%			21

Net Assets - 100.0%			26,122

See accompanying notes which are an integral part of the financial statements.

Russell Growth at a Reasonable Price ETF	35

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$3,724	$—	$—	$3,724	14.3
Consumer Staples	1,864	—	—	1,864	7.1
Energy	3,688	—	—	3,688	14.1
Financial Services	2,082	—	36	2,118	8.1
Health Care	2,942	—	—	2,942	11.3
Materials and Processing	1,032	—	—	1,032	4.0
Producer Durables	5,445	—	—	5,445	20.7
Technology	5,264	—	—	5,264	20.2
Short-Term Investments	—	24	—	24	0.1

Total Investments	26,041	24	36	26,101	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending March 31, 2012 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

36	Russell Growth at a Reasonable Price ETF

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Growth at a Reasonable Price ETF

Assets
Investments, at identified cost	$23,393
Investments, at market*	26,101
Receivables:
Dividends	29

Total assets	26,130

Liabilities
Payables:
Accrued fees to affiliates	8

Total liabilities	8

Net Assets	$26,122

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$10
Accumulated net realized gain (loss)	(63)
Unrealized appreciation (depreciation) on investments	2,708
Shares of beneficial interest	1
Additional paid-in capital	23,466

Net Assets	$26,122

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$52.24
Net assets	$26,121,784
Shares outstanding ($.001 par value)	500,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$24
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	37

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Growth at a Reasonable Price ETF*

Investment Income
Dividends	$250

Total investment income	250

Expenses
Management fees	49
Trustee and trustee related fees	46

Expenses before reductions	95
Expense reductions	(46)

Net expenses	49

Net investment income (loss)	201

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(63)
In-kind redemptions	(727)

Net realized gain (loss)	(790)

Net change in unrealized appreciation (depreciation) on investments	2,708

Net realized and unrealized gain (loss)	1,918

Net Increase (Decrease) in Net Assets from Operations	$2,119

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

38	Statement of Operations

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Growth at a Reasonable Price ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$201
Net realized gain (loss)	(790)
Net change in unrealized appreciation (depreciation)	2,708

Net increase (decrease) in net assets from operations	2,119

Distributions
From net investment income	(191)

Net decrease in net assets from distributions	(191)

Share Transactions
Net increase (decrease) in net assets from share transactions	24,194

Total Net Increase (Decrease) in Net Assets	26,122

Net Assets
Beginning of period	—

End of period	$26,122

Undistributed (overdistributed) net investment income included in net assets	$10

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	39

Russell Exchange Traded Funds Trust

Russell Growth at a Reasonable Price ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Growth at a Reasonable Price ETF
March 31, 2012*	49.34	.64	2.91	3.55	(.65)	(.65)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

40	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

52.24	7.38	26,122	.71	.37	1.52	15

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	41

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Large Cap Contrarian Index**
Inception*	(2.20)%	(2.22)%	(1.82)%

42	Russell Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Contrarian ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Contrarian Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Contrarian Index, which is designed to select securities intended to produce performance that is similar to professional investment managers following a contrarian investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund lost (2.20)%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap Contrarian Index, which lost (1.82)% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Consumer discretionary, with an average weight of 16.8% was the best contributor to Fund and Index returns. Energy, with an average weight of 2.1%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Wells Fargo & Co, AT&T Inc, and UnitedHealth Group Inc generated positive returns and contributed the most to Fund performance while Bank of America Corp, Hewlett-Packard Co, and Baker Hughes Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 18, 2011.

**

The Russell U.S. Large Cap Contrarian Index is designed to select securities intended to produce performance that is similar to professional investment managers following a contrarian investment discipline. This discipline focuses on companies that have consistently lagged the market and their sector peers. Starting with the Russell 1000® Index (an index comprised of U.S. stocks), the Index includes stocks where opportunities exist for the stock price to improve as measured by a low historical price to sales multiple. The Index excludes stocks that have outperformed their market and sector peers as measured by cumulative total return over the last three to five years.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Contrarian ETF	43

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,264.80	$1,023.15
Expenses Paid During Period*	$2.09	$1.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

44	Russell Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 10.5%
Abercrombie & Fitch Co. Class A	248	12
American Eagle Outfitters, Inc.	724	12
Apollo Group, Inc. Class A (Æ)	275	11
Avon Products, Inc.	911	18
Best Buy Co., Inc.	595	14
Carnival Corp.	713	23
DISH Network Corp. Class A	511	17
GameStop Corp. Class A	464	10
Gap, Inc. (The)	780	20
Goodyear Tire & Rubber Co. (The) (Æ)	770	9
Hanesbrands, Inc. (Æ)	396	12
Harley-Davidson, Inc.	468	23
Harman International Industries, Inc.	247	12
Hertz Global Holdings, Inc. (Æ)	890	13
JC Penney Co., Inc.	412	15
Marriott International, Inc. Class A	526	20
MGM Resorts International (Æ)	1,088	15
Mohawk Industries, Inc. (Æ)	192	13
Newell Rubbermaid, Inc.	794	14
News Corp. Class A	3,096	60
Orchard Supply Hardware Stores Corp. Class A (Æ)	7	—	±
Penn National Gaming, Inc. (Æ)	263	11
Royal Caribbean Cruises, Ltd.	408	12
Sears Holdings Corp. (Æ)	161	11
Service Corp. International	950	11
Staples, Inc.	1,319	21
Starwood Hotels & Resorts Worldwide, Inc. (ö)	373	21
Target Corp.	946	55
Whirlpool Corp.	229	18

		503

Consumer Staples - 7.0%
Archer-Daniels-Midland Co.	1,030	33
Bunge, Ltd.	285	20
Campbell Soup Co.	420	14
Constellation Brands, Inc. Class A (Æ)	567	13
Energizer Holdings, Inc. (Æ)	179	13
Kroger Co. (The)	1,016	25
PepsiCo, Inc.	1,970	131
Safeway, Inc.	762	15
Sysco Corp.	932	28
Walgreen Co.	1,284	43

		335

Energy - 2.3%
Arch Coal, Inc.	660	7
Baker Hughes, Inc.	641	26
Chesapeake Energy Corp.	1,045	24
Consol Energy, Inc.	430	15
Nabors Industries, Ltd. (Æ)	723	13
Peabody Energy Corp.	490	14
Superior Energy Services, Inc. (Æ)	323	9

		108

	Principal Amount ($) or Shares	Market Value $
Financial Services - 37.7%
Aflac, Inc.	713	33
Allstate Corp. (The)	877	29
American Express Co.	1,384	80
American International Group, Inc. (Æ)	406	13
Assurant, Inc.	285	12
Axis Capital Holdings, Ltd.	367	12
Bank of New York Mellon Corp. (The)	1,815	44
BB&T Corp.	1,121	35
Berkshire Hathaway, Inc. Class B (Æ)	2,150	174
Capital One Financial Corp.	696	39
Cincinnati Financial Corp.	402	14
Citigroup, Inc.	3,675	134
Comerica, Inc.	507	16
Duke Realty Corp. (ö)	430	6
E*Trade Financial Corp. (Æ)	521	6
Everest Re Group, Ltd.	133	12
Fifth Third Bancorp	1,656	23
First Niagara Financial Group, Inc.	1,130	11
Goldman Sachs Group, Inc. (The)	683	85
Hartford Financial Services Group, Inc.	914	19
HCC Insurance Holdings, Inc.	386	12
Hudson City Bancorp, Inc.	1,800	13
Huntington Bancshares, Inc.	2,338	15
Jones Lang LaSalle, Inc.	156	13
JPMorgan Chase & Co.	4,906	227
KeyCorp	2,072	18
Lazard, Ltd. Class A	400	11
Legg Mason, Inc.	438	12
Lincoln National Corp.	707	19
Loews Corp.	554	22
Markel Corp. (Æ)	29	13
MetLife, Inc.	1,184	44
Morgan Stanley	2,296	45
NASDAQ OMX Group, Inc. (The) (Æ)	404	10
NYSE Euronext	555	17
Old Republic International Corp.	1,150	12
PartnerRe, Ltd. - ADR	182	12
PNC Financial Services Group, Inc.	750	48
Principal Financial Group, Inc.	666	20
Raymond James Financial, Inc.	354	13
Regions Financial Corp.	3,167	21
Reinsurance Group of America, Inc. Class A	221	13
SLM Corp.	1,148	18
State Street Corp.	765	35
SunTrust Banks, Inc.	1,008	24
Thomson Reuters Corp.	700	20
Unum Group	665	16
Wells Fargo & Co.	6,065	207
Weyerhaeuser Co. (ö)	1,048	23
White Mountains Insurance Group, Ltd.	24	12
Zions Bancorporation	643	14

		1,796

Health Care - 7.1%
Aetna, Inc.	614	31

Russell Contrarian ETF	45

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Boston Scientific Corp. (Æ)	2,977	18
Covance, Inc. (Æ)	219	10
Coventry Health Care, Inc.	386	14
Eli Lilly & Co.	1,385	56
Health Net, Inc. (Æ)	328	13
Hospira, Inc. (Æ)	445	17
Patterson Cos., Inc.	352	12
PerkinElmer, Inc.	500	14
Thermo Fisher Scientific, Inc.	600	34
UnitedHealth Group, Inc.	1,421	83
WellPoint, Inc.	533	39

		341

Materials and Processing - 4.8%
Alcoa, Inc.	1,945	19
Allegheny Technologies, Inc.	263	11
Cytec Industries, Inc.	206	13
Dow Chemical Co. (The)	1,632	57
International Paper Co.	762	27
Martin Marietta Materials, Inc.	140	12
Masco Corp.	1,145	15
Nucor Corp.	546	23
Owens-Illinois, Inc. (Æ)	550	13
Sealed Air Corp.	621	12
Steel Dynamics, Inc.	781	11
United States Steel Corp.	207	6
Vulcan Materials Co.	182	8

		227

Producer Durables - 10.3%
Corrections Corp. of America (Æ)	450	12
Expeditors International of Washington, Inc.	405	19
FedEx Corp.	454	43
General Dynamics Corp.	497	36
Illinois Tool Works, Inc.	680	40
Ingersoll-Rand PLC	601	25
Iron Mountain, Inc.	435	13
Jacobs Engineering Group, Inc. (Æ)	314	14
L-3 Communications Holdings, Inc. Class 3	228	16
Lexmark International, Inc. Class A	300	10
Lockheed Martin Corp.	427	39
Manpower, Inc.	281	13
Northrop Grumman Corp.	449	27
PACCAR, Inc.	603	28
Pitney Bowes, Inc.	586	10
Quanta Services, Inc. (Æ)	584	12
Raytheon Co.	574	30
Republic Services, Inc. Class A	625	19
Rockwell Collins, Inc.	309	18
RR Donnelley & Sons Co.	679	8
Southwest Airlines Co.	1,759	14
Thomas & Betts Corp. (Æ)	196	14
URS Corp.	281	12
Xerox Corp.	2,501	20

		492

	Principal Amount ($) or Shares		Market Value $
Technology - 6.7%
Advanced Micro Devices, Inc. (Æ)	1,945		16
Amdocs, Ltd. (Æ)	466		15
Applied Materials, Inc.	2,196		27
Arrow Electronics, Inc. (Æ)	320		13
Avnet, Inc. (Æ)	409		15
Brocade Communications Systems, Inc. (Æ)	1,846		11
Computer Sciences Corp.	460		14
Dell, Inc. (Æ)	2,379		38
Harris Corp.	330		15
Hewlett-Packard Co.	2,593		61
Ingram Micro, Inc. Class A (Æ)	574		11
Micron Technology, Inc. (Æ)	2,187		18
Molex, Inc.	439		12
Motorola Solutions, Inc.	504		26
NCR Corp. (Æ)	580		13
SAIC, Inc.	900		12

			317

Utilities - 13.4%
AES Corp. (The) (Æ)	1,344		18
Ameren Corp.	490		16
American Electric Power Co., Inc.	745		29
AT&T, Inc.	7,218		224
Edison International	562		24
Entergy Corp.	309		21
Exelon Corp.	1,305		50
FirstEnergy Corp.	650		30
Frontier Communications Corp.	2,389		10
Great Plains Energy, Inc.	490		10
Level 3 Communications, Inc. (Æ)	250		6
NextEra Energy, Inc.	620		38
NII Holdings, Inc. (Æ)	502		9
NRG Energy, Inc. (Æ)	636		10
NV Energy, Inc.	717		12
Pepco Holdings, Inc.	618		12
PG&E Corp.	646		28
PPL Corp.	911		26
Public Service Enterprise Group, Inc.	808		25
Sempra Energy	413		25
Sprint Nextel Corp. (Æ)	3,010		9
Telephone & Data Systems, Inc.	393		9

			641

Total Common Stocks (cost $4,638)			4,760

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	5,413	(¥)	5

Total Short-Term Investments (cost $5)			5

46	Russell Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

Market Value $

Total Investments - 99.9% (identified cost $4,643)	4,765

Other Assets and Liabilities, Net - 0.1%	5

Net Assets - 100.0%	4,770

See accompanying notes which are an integral part of the financial statements.

Russell Contrarian ETF	47

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$503	$—	$—	$503	10.5
Consumer Staples	335	—	—	335	7.0
Energy	108	—	—	108	2.3
Financial Services	1,796	—	—	1,796	37.7
Health Care	341	—	—	341	7.1
Materials and Processing	227	—	—	227	4.8
Producer Durables	492	—	—	492	10.3
Technology	317	—	—	317	6.7
Utilities	641	—	—	641	13.4
Short-Term Investments	—	5	—	5	0.1

Total Investments	4,760	5	—	4,765	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

48	Russell Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Contrarian ETF

Assets
Investments, at identified cost	$4,643
Investments, at market*	4,765
Receivables:
Dividends	6

Total assets	4,771

Liabilities
Payables:
Accrued fees to affiliates	1

Total liabilities	1

Net Assets	$4,770

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$4
Accumulated net realized gain (loss)	(405)
Unrealized appreciation (depreciation) on investments	122
Additional paid-in capital	5,049

Net Assets	$4,770

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$47.70
Net assets	$4,769,853
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$5
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	49

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Contrarian ETF*

Investment Income
Dividends	$83

Total investment income	83

Expenses
Management fees	14
Trustee and trustee related fees	14

Expenses before reductions	28
Expense reductions	(14)

Net expenses	14

Net investment income (loss)	69

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(406)
In-kind redemptions	(69)

Net realized gain (loss)	(475)

Net change in unrealized appreciation (depreciation) on investments	122

Net realized and unrealized gain (loss)	(353)

Net Increase (Decrease) in Net Assets from Operations	$(284)

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

50	Statement of Operations

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Contrarian ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$69
Net realized gain (loss)	(475)
Net change in unrealized appreciation (depreciation)	122

Net increase (decrease) in net assets from operations	(284)

Distributions
From net investment income	(65)

Net decrease in net assets from distributions	(65)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,119

Total Net Increase (Decrease) in Net Assets	4,770

Net Assets
Beginning of period	—

End of period	$4,770

Undistributed (overdistributed) net investment income included in net assets	$4

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	51

Russell Exchange Traded Funds Trust

Russell Contrarian ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Contrarian ETF
March 31, 2012*	49.51	.69	(1.85)	(1.16)	(.65)	(.65)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

52	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

47.70	(2.20)	4,770	.72	.37	1.80	30

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	53

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Large Cap Equity Income Index**
Inception*	5.57%	5.53%	5.93%

54	Russell Equity Income ETF

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Equity Income ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Equity Income Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Equity Income Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using an equity income investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 5.57%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap Equity Income Index, which gained 5.93% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while producer durables was the worst performing sector. Consumer discretionary, with an average weight of 10.2% was the best contributor to Fund and Index returns. Producer durables, with an average weight of 13.7%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Microsoft Corp, Exxon Mobil Corp, and Intel Corp generated positive returns and contributed the most to Fund performance while Hewlett-Packard Co, Oracle Corp, and Goldman Sachs Group Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 18, 2011.

**

The Russell U.S. Large Cap Equity Income Index is designed to select securities intended to produce performance that is similar to professional investment managers using an equity income investment discipline. This discipline focuses on companies that demonstrate the ability to pay a stable dividend. Starting with the Russell 1000® Index (an index comprised of U.S. stocks), the Index includes stocks that are expected to pay a dividend based on consensus one year dividend forecasts or have paid a dividend in the past year. The Index excludes stocks with high variability in earnings as measured by high earnings per share volatility over the past five years, low profitability as demonstrated by a low return on equity over the past five years or forecasted negative earnings over the next year.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Equity Income ETF	55

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,247.60	$1,023.15
Expenses Paid During Period*	$2.08	$1.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

56	Russell Equity Income ETF

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 10.9%
American Eagle Outfitters, Inc.	5,057	87
Autoliv, Inc.	1,628	109
Best Buy Co., Inc.	4,222	100
Carnival Corp.	4,197	135
Comcast Corp. Class A	17,644	530
Costco Wholesale Corp.	3,145	286
Darden Restaurants, Inc.	2,084	107
Dick’s Sporting Goods, Inc.	2,170	104
Gap, Inc. (The)	5,221	136
Garmin, Ltd.	2,119	99
Genuine Parts Co.	1,855	116
Hasbro, Inc.	2,544	93
Home Depot, Inc.	10,183	512
International Game Technology	5,187	87
Interpublic Group of Cos., Inc. (The)	8,792	100
JC Penney Co., Inc.	2,638	93
Kohl’s Corp.	2,620	131
Leggett & Platt, Inc.	3,430	79
Lowe’s Cos., Inc.	9,596	301
Mattel, Inc.	4,096	138
Newell Rubbermaid, Inc.	5,370	96
News Corp. Class A	16,083	317
Omnicom Group, Inc.	2,904	147
PVH Corp.	1,192	106
Ralph Lauren Corp. Class A	785	137
Signet Jewelers, Ltd.	1,862	88
Staples, Inc.	8,287	134
Target Corp.	4,996	291
Tiffany & Co.	1,619	112
VF Corp.	955	139
Wal-Mart Stores, Inc.	10,777	661
Walt Disney Co. (The)	11,955	524
Williams-Sonoma, Inc.	2,159	81

		6,176

Consumer Staples - 6.5%
Beam, Inc.	2,033	119
Church & Dwight Co., Inc.	2,115	104
Coca-Cola Enterprises, Inc.	4,142	118
ConAgra Foods, Inc.	4,543	119
CVS Caremark Corp.	8,893	398
Dr Pepper Snapple Group, Inc.	2,754	111
Hormel Foods Corp.	2,834	84
JM Smucker Co. (The)	1,414	115
Kraft Foods, Inc. Class A	10,653	405
Kroger Co. (The)	5,640	137
McCormick & Co., Inc.	1,934	105
Molson Coors Brewing Co. Class B	2,135	97
Procter & Gamble Co. (The)	16,191	1,088
Reynolds American, Inc.	3,302	137
Safeway, Inc.	4,833	98
Sysco Corp.	5,265	157
Tyson Foods, Inc. Class A	4,600	88
Walgreen Co.	6,904	231

		3,711

	Principal Amount ($) or Shares	Market Value $
Energy - 9.3%
Chevron Corp.	11,577	1,242
ConocoPhillips	8,095	615
Diamond Offshore Drilling, Inc.	1,480	99
Exxon Mobil Corp.	28,550	2,475
Hubbell, Inc. Class B (Æ)	1,241	98
Marathon Oil Corp.	6,026	191
Murphy Oil Corp.	2,151	121
National Oilwell Varco, Inc.	3,235	257
Spectra Energy Corp.	5,531	175

		5,273

Financial Services - 19.5%
ACE, Ltd.	2,736	200
Aflac, Inc.	3,999	184
Allstate Corp. (The)	5,080	167
American Capital Agency Corp. (ö)	3,398	100
American Express Co.	7,029	407
American Financial Group, Inc.	2,093	81
Ameriprise Financial, Inc.	2,465	141
Annaly Capital Management, Inc. (ö)	9,014	143
Aon Corp.	3,108	152
Ares Capital Corp.	5,069	83
Arthur J Gallagher & Co.	2,429	87
Assurant, Inc.	2,013	82
AvalonBay Communities, Inc. (ö)	980	139
Axis Capital Holdings, Ltd.	2,617	87
Bank of New York Mellon Corp. (The)	9,931	240
BB&T Corp.	6,224	195
BlackRock, Inc. Class A	817	167
Boston Properties, Inc. (ö)	1,408	148
BRE Properties, Inc. Class A (ö)	1,617	82
Capital One Financial Corp.	3,984	222
Charles Schwab Corp. (The)	11,136	160
Chubb Corp. (The)	2,477	171
Cincinnati Financial Corp.	2,803	97
CME Group, Inc. Class A	617	179
Commerce Bancshares, Inc.	2,025	82
Digital Realty Trust, Inc. (ö)	1,465	108
Discover Financial Services	5,520	184
East West Bancorp, Inc.	3,904	90
Equifax, Inc.	2,247	99
Everest Re Group, Ltd.	977	90
Fidelity National Information Services, Inc.	3,727	123
First Niagara Financial Group, Inc.	8,974	88
Franklin Resources, Inc.	1,426	177
Global Payments, Inc.	1,726	82
Goldman Sachs Group, Inc. (The)	3,502	436
HCC Insurance Holdings, Inc.	2,802	87
Hudson City Bancorp, Inc.	12,353	90
Invesco, Ltd.	5,560	148
JPMorgan Chase & Co.	23,584	1,084
M&T Bank Corp.	1,484	129
Marsh & McLennan Cos., Inc.	4,923	161
MetLife, Inc.	6,498	243
Morgan Stanley	12,574	247
New York Community Bancorp, Inc.	7,322	102

Russell Equity Income ETF	57

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Northern Trust Corp.	2,724	129
NYSE Euronext	3,768	113
PartnerRe, Ltd. - ADR	1,320	90
PNC Financial Services Group, Inc.	3,966	256
Progressive Corp. (The)	6,516	151
Raymond James Financial, Inc.	2,528	92
Realty Income Corp. (ö)	2,474	96
RenaissanceRe Holdings, Ltd.	1,103	84
Senior Housing Properties Trust (ö)	3,609	80
State Street Corp.	4,264	194
TD Ameritrade Holding Corp.	5,096	101
Thomson Reuters Corp.	4,342	125
Torchmark Corp.	1,981	99
Total System Services, Inc.	4,006	92
Travelers Cos., Inc. (The)	3,347	198
Unum Group	4,493	110
US Bancorp	12,771	405
Wells Fargo & Co.	29,135	995
WR Berkley Corp.	2,400	87

		11,061

Health Care - 13.1%
Abbott Laboratories	9,580	587
Aetna, Inc.	3,517	176
AmerisourceBergen Corp. Class A	3,051	121
Amgen, Inc.	5,747	391
Becton Dickinson and Co.	2,011	156
Bristol-Myers Squibb Co.	11,038	373
Cardinal Health, Inc.	3,416	147
Cigna Corp.	3,011	148
Cooper Cos., Inc. (The)	1,118	91
Covidien PLC	4,098	224
Dentsply International, Inc.	2,513	101
Eli Lilly & Co.	7,110	286
Humana, Inc.	1,616	149
Johnson & Johnson	15,932	1,052
McKesson Corp.	2,159	189
Medtronic, Inc.	7,502	294
Merck & Co., Inc.	18,498	711
Pfizer, Inc.	46,058	1,045
Quest Diagnostics, Inc.	1,909	117
St. Jude Medical, Inc.	3,575	158
Stryker Corp.	2,939	163
UnitedHealth Group, Inc.	7,116	419
Universal Health Services, Inc. Class B	2,064	87
WellPoint, Inc.	2,845	210

		7,395

Materials and Processing - 5.8%
Air Products & Chemicals, Inc.	1,873	172
Airgas, Inc.	1,210	108
Albemarle Corp.	1,686	108
Aptargroup, Inc.	1,536	84
Bemis Co., Inc.	2,605	84
Eastman Chemical Co.	2,339	121
EI du Pont de Nemours & Co.	6,458	341
Freeport-McMoRan Copper & Gold, Inc.	6,890	262

	Principal Amount ($) or Shares	Market Value $
International Flavors & Fragrances, Inc.	1,603	94
Martin Marietta Materials, Inc.	1,059	91
MeadWestvaco Corp.	2,965	94
Monsanto Co.	3,829	304
Newmont Mining Corp.	3,705	190
Nucor Corp.	3,267	140
PPG Industries, Inc.	1,594	153
Precision Castparts Corp.	1,164	201
Reliance Steel & Aluminum Co.	1,663	94
Rock-Tenn Co. Class A	1,436	97
RPM International, Inc.	3,199	84
Sealed Air Corp.	4,596	89
Sigma-Aldrich Corp.	1,642	120
Sonoco Products Co.	2,397	80
Steel Dynamics, Inc.	5,835	85
Valspar Corp.	2,090	101

		3,297

Producer Durables - 12.9%
3M Co.	4,626	412
Ametek, Inc.	2,327	113
Avery Dennison Corp.	2,712	82
Cintas Corp.	2,370	93
Cooper Industries PLC	2,028	130
CSX Corp.	8,915	192
Danaher Corp.	4,334	243
Dover Corp.	2,070	130
Eaton Corp.	3,264	163
Emerson Electric Co.	5,460	285
FedEx Corp.	2,476	228
Flir Systems, Inc.	3,307	84
Fluor Corp.	2,166	130
General Dynamics Corp.	2,756	202
General Electric Co.	61,460	1,233
Honeywell International, Inc.	5,466	334
IDEX Corp.	2,098	88
Illinois Tool Works, Inc.	3,774	216
Iron Mountain, Inc.	2,892	83
KBR, Inc.	3,018	107
Kennametal, Inc.	2,118	94
L-3 Communications Holdings, Inc. Class 3	1,461	103
Manpower, Inc.	2,157	102
Norfolk Southern Corp.	2,790	184
Northrop Grumman Corp.	2,469	151
Parker Hannifin Corp.	1,626	137
Pentair, Inc.	2,371	113
Raytheon Co.	3,204	169
Republic Services, Inc. Class A	3,967	121
Roper Industries, Inc.	1,226	122
Southwest Airlines Co.	11,453	94
SPX Corp.	1,291	100
Towers Watson & Co. Class A	1,332	88
Union Pacific Corp.	3,252	350
United Technologies Corp.	5,834	483
Wabtec Corp.	1,137	86
Waste Connections, Inc.	2,462	80

58	Russell Equity Income ETF

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Waste Management, Inc.	4,454	156

		7,281

Technology - 12.0%
Activision Blizzard, Inc.	7,267	93
Amphenol Corp. Class A	2,249	134
Analog Devices, Inc.	3,342	135
Applied Materials, Inc.	12,893	160
Avago Technologies, Ltd.	3,159	123
Broadcom Corp. Class A (Æ)	5,004	197
CA, Inc.	5,114	141
Cisco Systems, Inc.	33,436	707
Computer Sciences Corp.	3,422	102
Corning, Inc.	13,269	187
Harris Corp.	2,342	106
Hewlett-Packard Co.	13,331	318
Intel Corp.	31,518	886
KLA-Tencor Corp.	2,181	119
Maxim Integrated Products, Inc.	3,957	113
Microchip Technology, Inc.	2,707	101
Microsoft Corp.	42,261	1,363
Oracle Corp.	23,490	685
QUALCOMM, Inc.	10,244	697
Texas Instruments, Inc.	8,509	286
Xilinx, Inc.	3,354	122

		6,775

Utilities - 9.7%
AGL Resources, Inc.	2,081	82
Alliant Energy Corp.	1,990	86
Ameren Corp.	3,158	103
American Electric Power Co., Inc.	4,105	158
Aqua America, Inc.	3,523	79
AT&T, Inc.	34,430	1,074
CenterPoint Energy, Inc.	5,360	106
CenturyLink, Inc.	5,025	194
CMS Energy Corp.	4,142	91
Consolidated Edison, Inc.	2,581	151
DTE Energy Co.	2,045	113
Entergy Corp.	1,806	121
Exelon Corp.	7,443	291
FirstEnergy Corp.	3,660	167
Frontier Communications Corp.	17,287	72
Great Plains Energy, Inc.	3,545	72
Integrys Energy Group, Inc.	1,555	82
MDU Resources Group, Inc.	3,875	87
NextEra Energy, Inc.	3,335	204
NiSource, Inc.	4,090	100
Northeast Utilities	2,657	99
NSTAR	1,865	91
NV Energy, Inc.	5,022	81
PG&E Corp.	3,653	159
Pinnacle West Capital Corp.	1,862	89
Public Service Enterprise Group, Inc.	4,610	141

	Principal Amount ($) or Shares		Market Value $
Questar Corp.	4,043		78
Southern Co.	6,005		270
TECO Energy, Inc.	4,363		77
UGI Corp.	2,686		73
Verizon Communications, Inc.	16,990		649
Wisconsin Energy Corp.	3,021		106
Xcel Energy, Inc.	4,850		128

			5,474

Total Common Stocks (cost $50,630)			56,443

Short-Term Investments - 0.2% Russell U.S. Cash Management Fund	134,457	(¥)	134

Total Short-Term Investments (cost $134)			134

Total Investments - 99.9% (identified cost $50,764)			56,577

Other Assets and Liabilities, Net - 0.1%			78

Net Assets - 100.0%			56,655

See accompanying notes which are an integral part of the financial statements.

Russell Equity Income ETF	59

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$6,176	$—	$—	$6,176	10.9
Consumer Staples	3,711	—	—	3,711	6.5
Energy	5,273	—	—	5,273	9.3
Financial Services	10,979	—	82	11,061	19.5
Health Care	7,395	—	—	7,395	13.1
Materials and Processing	3,297	—	—	3,297	5.8
Producer Durables	7,281	—	—	7,281	12.9
Technology	6,775	—	—	6,775	12.0
Utilities	5,474	—	—	5,474	9.7
Short-Term Investments	—	134	—	134	0.2

Total Investments	56,361	134	82	56,577	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending March 31, 2012 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

60	Russell Equity Income ETF

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Equity Income ETF

Assets
Investments, at identified cost	$50,764
Investments, at market*	56,577
Receivables:
Dividends	97

Total assets	56,674

Liabilities
Payables:
Accrued fees to affiliates	19

Total liabilities	19

Net Assets	$56,655

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$38
Accumulated net realized gain (loss)	(680)
Unrealized appreciation (depreciation) on investments	5,813
Shares of beneficial interest	1
Additional paid-in capital	51,483

Net Assets	$56,655

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$51.50
Net assets	$56,654,703
Shares outstanding ($.001 par value)	1,100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$134
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	61

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Equity Income ETF*

Investment Income
Dividends	$749

Total investment income	749

Expenses
Management fees	99
Trustee and trustee related fees	79

Expenses before reductions	178
Expense reductions	(79)

Net expenses	99

Net investment income (loss)	650

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(685)
In-kind redemptions	1,850

Net realized gain (loss)	1,165

Net change in unrealized appreciation (depreciation) on investments	5,813

Net realized and unrealized gain (loss)	6,978

Net Increase (Decrease) in Net Assets from Operations	$7,628

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

62	Statement of Operations

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Equity Income ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$650
Net realized gain (loss)	1,165
Net change in unrealized appreciation (depreciation)	5,813

Net increase (decrease) in net assets from operations	7,628

Distributions
From net investment income	(612)

Net decrease in net assets from distributions	(612)

Share Transactions
Net increase (decrease) in net assets from share transactions	49,639

Total Net Increase (Decrease) in Net Assets	56,655

Net Assets
Beginning of period	—

End of period	$56,655

Undistributed (overdistributed) net investment income included in net assets	$38

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	63

Russell Exchange Traded Funds Trust

Russell Equity Income ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Equity Income ETF
March 31, 2012*	49.57	1.00	1.69	2.69	(.76)	(.76)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

64	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

51.50	5.57	56,655	.67	.37	2.43	27

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	65

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Large Cap Low P/E Index**
Inception*	2.02%	2.09%	2.45%

66	Russell Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Low P/E ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Low P/E Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap Low P/E Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using a low price to earnings investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 2.02%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap Low P/E Index, which gained 2.45% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while Technology was the worst performing sector. Consumer discretionary, with an average weight of 10.5% was the best contributor to Fund and Index returns. Financial services, with an average weight of 28.1%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Wells Fargo & Co, Pfizer Inc, and Chevron Corp generated positive returns and contributed the most to Fund performance while Bank of America Corp, Hewlett-Packard Co, and Goldman Sachs Group Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 18, 2011.

**

The Russell U.S. Large Cap Low P/E Index is designed to select securities intended to produce performance that is similar to professional investment managers following a low price to earnings investment discipline. This discipline focuses on companies that are trading at lower multiples relative to their prior level and/or their sector peers. Starting with the Russell 1000® Value Index (an index comprised of U.S. stocks), the Index includes stocks that have a price to one year forecasted earnings, price to trailing earnings and/or price to cash flow multiple below their five year historical average. The Index excludes stocks that have a price to sales and/or price to book multiple that exceeds their sector peers, when all three inclusionary criteria are not met.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Low P/E ETF	67

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,269.40	$1,023.15
Expenses Paid During Period*	$2.10	$1.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

68	Russell Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 11.4%
Abercrombie & Fitch Co. Class A	66	3
Autoliv, Inc.	115	8
Best Buy Co., Inc.	329	8
Brinker International, Inc.	109	3
Career Education Corp. (Æ)	378	3
CarMax, Inc. (Æ)	215	7
Carnival Corp.	394	13
CBS Corp. Class B	511	17
Chico’s FAS, Inc.	270	4
Comcast Corp. Class A	1,256	38
DeVry, Inc.	78	3
Dillard’s, Inc. Class A	79	5
DISH Network Corp. Class A	135	4
DR Horton, Inc.	425	6
DreamWorks Animation SKG, Inc. Class A (Æ)	212	4
DSW, Inc. Class A	61	3
Education Management Corp. (Æ)	113	2
Expedia, Inc.	126	4
Federal-Mogul Corp. (Æ)	194	3
Foot Locker, Inc.	230	7
Ford Motor Co.	1,444	18
GameStop Corp. Class A	214	5
Gannett Co., Inc.	386	6
Gap, Inc. (The)	395	10
General Motors Co. (Æ)	690	18
Harman International Industries, Inc.	84	4
Hyatt Hotels Corp. Class A (Æ)	94	4
Interpublic Group of Cos., Inc. (The)	471	5
Jarden Corp.	156	6
JC Penney Co., Inc.	190	7
Johnson Controls, Inc.	456	15
KAR Auction Services, Inc. (Æ)	197	3
Kohl’s Corp.	85	4
Lear Corp.	147	7
Liberty Media Corp.—Interactive (Æ)	604	12
Liberty Media Corp.—Liberty Capital Class A (Æ)	117	10
Macy’s, Inc.	356	14
MGM Resorts International (Æ)	455	6
Mohawk Industries, Inc. (Æ)	88	6
Newell Rubbermaid, Inc.	375	7
Penn National Gaming, Inc. (Æ)	123	5
PulteGroup, Inc. (Æ)	643	6
PVH Corp.	71	6
RadioShack Corp.	346	2
Royal Caribbean Cruises, Ltd.	140	4
Sears Holdings Corp. (Æ)	112	7
Service Corp. International	395	4
Signet Jewelers, Ltd.	122	6
Snap-on, Inc.	90	6
Stanley Black & Decker, Inc.	162	13
Staples, Inc.	713	12
Target Corp.	532	31
Thor Industries, Inc.	124	4

	Principal Amount ($) or Shares	Market Value $
Time Warner, Inc.	806	30
Toll Brothers, Inc. (Æ)	243	6
TRW Automotive Holdings Corp. (Æ)	156	7
Wal-Mart Stores, Inc.	358	22
Walt Disney Co. (The)	1,451	64
Washington Post Co. (The) Class B	10	4
Wendy’s Co. (The)	672	3
Whirlpool Corp.	112	9
WMS Industries, Inc. (Æ)	162	4

		567

Consumer Staples - 7.0%
Archer-Daniels-Midland Co.	588	19
Beam, Inc.	165	10
Bunge, Ltd.	126	9
Coca-Cola Enterprises, Inc.	159	4
Colgate-Palmolive Co.	64	6
ConAgra Foods, Inc.	362	9
Constellation Brands, Inc. Class A (Æ)	269	6
Corn Products International, Inc.	58	3
CVS Caremark Corp.	1,053	47
Dean Foods Co. (Æ)	379	5
Energizer Holdings, Inc. (Æ)	85	6
Kraft Foods, Inc. Class A	1,285	49
Kroger Co. (The)	222	5
Molson Coors Brewing Co. Class B	159	7
Procter & Gamble Co. (The)	1,944	131
Ralcorp Holdings, Inc. (Æ)	71	5
Safeway, Inc.	385	8
Smithfield Foods, Inc. (Æ)	221	5
SUPERVALU, Inc.	475	3
Tyson Foods, Inc. Class A	349	7
Walgreen Co.	118	4

		348

Energy - 11.7%
Alpha Natural Resources, Inc. (Æ)	189	3
Apache Corp.	230	23
Arch Coal, Inc.	321	3
Atwood Oceanics, Inc. (Æ)	90	4
Baker Hughes, Inc.	246	10
Chesapeake Energy Corp.	603	14
Chevron Corp.	1,411	151
ConocoPhillips	1,011	77
Denbury Resources, Inc. (Æ)	234	4
Devon Energy Corp.	355	25
Diamond Offshore Drilling, Inc.	74	5
EQT Corp.	108	5
Exxon Mobil Corp.	978	85
Forest Oil Corp. (Æ)	214	3
Hess Corp.	269	16
Marathon Oil Corp.	612	19
Murphy Oil Corp.	168	10
Nabors Industries, Ltd. (Æ)	367	6
Newfield Exploration Co. (Æ)	112	4
Occidental Petroleum Corp.	454	43
Oil States International, Inc. (Æ)	38	3

Russell Low P/E ETF	69

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Patterson-UTI Energy, Inc.	216	4
Plains Exploration & Production Co. (Æ)	171	7
QEP Resources, Inc.	123	4
Quicksilver Resources, Inc. (Æ)	476	2
Rowan Cos., Inc. (Æ)	169	6
SEACOR Holdings, Inc. (Æ)	47	5
SunPower Corp. Class A (Æ)	498	3
Tesoro Corp. (Æ)	207	6
Valero Energy Corp.	543	14
Williams Cos., Inc. (The)	511	16
WPX Energy, Inc. (Æ)	157	3

		583

Financial Services - 29.4%
ACE, Ltd.	287	21
Aflac, Inc.	404	19
Alleghany Corp. (Æ)	26	9
Allied World Assurance Co. Holdings AG	65	4
Allstate Corp. (The)	480	16
American Capital, Ltd. (Æ)	652	6
American Financial Group, Inc.	123	5
American International Group, Inc. (Æ)	438	14
Ameriprise Financial, Inc.	215	12
Annaly Capital Management, Inc. (ö)	863	14
Aon Corp.	299	15
Aspen Insurance Holdings, Ltd.	141	4
Associated Banc-Corp.	348	5
Assurant, Inc.	135	5
Assured Guaranty, Ltd.	319	5
Axis Capital Holdings, Ltd.	169	6
Bank of America Corp.	7,915	76
Bank of New York Mellon Corp. (The)	1,045	25
BB&T Corp.	615	19
Berkshire Hathaway, Inc. Class B (Æ)	1,314	107
BlackRock, Inc. Class A	46	9
Capital One Financial Corp.	401	22
Capitol Federal Financial, Inc.	366	4
Chimera Investment Corp. (ö)	1,808	5
Cincinnati Financial Corp.	194	7
CIT Group, Inc. (Æ)	223	9
Citigroup, Inc.	2,224	81
City National Corp.	90	5
CME Group, Inc. Class A	60	17
CNA Financial Corp.	111	3
Comerica, Inc.	250	8
Commerce Bancshares, Inc.	121	5
CoreLogic, Inc. (Æ)	270	4
Cullen/Frost Bankers, Inc.	92	5
Discover Financial Services	471	16
E*Trade Financial Corp. (Æ)	517	6
East West Bancorp, Inc.	237	5
Endurance Specialty Holdings, Ltd.	90	4
Everest Re Group, Ltd.	65	6
Federated Investors, Inc. Class B	181	4
Fidelity National Financial, Inc. Class A	330	6
Fidelity National Information Services, Inc.	292	10
Fifth Third Bancorp	881	12

	Principal Amount ($) or Shares	Market Value $
First Citizens BancShares, Inc. Class A (Æ)	19	3
First Horizon National Corp.	509	5
First Niagara Financial Group, Inc.	562	6
First Republic Bank (Æ)	135	4
Fiserv, Inc. (Æ)	62	4
Forest City Enterprises, Inc. Class A (Æ)	337	5
Fulton Financial Corp.	427	4
Genworth Financial, Inc. Class A (Æ)	784	7
Hartford Financial Services Group, Inc.	489	10
HCC Insurance Holdings, Inc.	180	6
HCP, Inc. (ö)	361	14
Hudson City Bancorp, Inc.	692	5
Huntington Bancshares, Inc.	1,115	7
Invesco, Ltd.	471	13
Janus Capital Group, Inc.	556	5
Jefferies Group, Inc.	282	5
Jones Lang LaSalle, Inc.	48	4
JPMorgan Chase & Co.	2,986	137
Kemper Corp.	124	4
KeyCorp	1,062	9
Legg Mason, Inc.	213	6
Liberty Property Trust (ö)	170	6
Lincoln National Corp.	373	10
Loews Corp.	302	12
M&T Bank Corp.	127	11
Mack-Cali Realty Corp. (ö)	168	5
Marsh & McLennan Cos., Inc.	486	16
MetLife, Inc.	689	26
Morgan Stanley	1,314	26
NASDAQ OMX Group, Inc. (The) (Æ)	188	5
New York Community Bancorp, Inc.	534	7
NYSE Euronext	234	7
People’s United Financial, Inc.	431	6
Piedmont Office Realty Trust, Inc. Class A (ö)	282	5
PNC Financial Services Group, Inc.	434	28
Popular, Inc. (Æ)	2,657	5
Principal Financial Group, Inc.	331	10
Protective Life Corp.	175	5
Prudential Financial, Inc.	411	26
Raymond James Financial, Inc.	151	6
Regions Financial Corp.	1,513	10
Reinsurance Group of America, Inc. Class A	105	6
SLM Corp.	594	9
StanCorp Financial Group, Inc.	101	4
State Street Corp.	435	20
SunTrust Banks, Inc.	543	13
Synovus Financial Corp.	2,394	5
TCF Financial Corp.	346	4
Thomson Reuters Corp.	245	7
Torchmark Corp.	132	7
Unum Group	340	8
US Bancorp	1,514	48
Visa, Inc. Class A	284	34
Vornado Realty Trust (ö)	152	13
Washington Federal, Inc.	281	5

70	Russell Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wells Fargo & Co.	3,451	118
Weyerhaeuser Co. (ö)	422	9
White Mountains Insurance Group, Ltd.	11	6
XL Group PLC Class A	361	8

		1,459

Health Care - 12.2%
Abbott Laboratories	117	7
Aetna, Inc.	341	17
Alere, Inc. (Æ)	167	4
AMERIGROUP Corp. Class A (Æ)	53	4
Baxter International, Inc.	95	6
Bio-Rad Laboratories, Inc. Class A (Æ)	42	4
Bristol-Myers Squibb Co.	1,329	45
Cardinal Health, Inc.	194	8
CareFusion Corp. (Æ)	217	6
Cigna Corp.	274	13
Community Health Systems, Inc. (Æ)	229	5
Cooper Cos., Inc. (The)	60	5
Coventry Health Care, Inc.	196	7
Covidien PLC	228	12
Eli Lilly & Co.	567	23
Forest Laboratories, Inc. (Æ)	283	10
Health Net, Inc. (Æ)	146	6
Henry Schein, Inc. (Æ)	73	5
Hill-Rom Holdings, Inc.	77	3
Hologic, Inc. (Æ)	343	7
Hospira, Inc. (Æ)	107	4
Humana, Inc.	154	14
Life Technologies Corp. (Æ)	188	9
LifePoint Hospitals, Inc. (Æ)	107	4
Medtronic, Inc.	177	7
Merck & Co., Inc.	2,335	90
Mylan, Inc. (Æ)	153	4
Omnicare, Inc.	162	6
Patterson Cos., Inc.	136	5
PerkinElmer, Inc.	215	6
Pfizer, Inc.	5,901	134
Qiagen NV (Æ)	363	6
Teleflex, Inc.	67	4
Tenet Healthcare Corp. (Æ)	818	4
Thermo Fisher Scientific, Inc.	342	19
UnitedHealth Group, Inc.	848	50
VCA Antech, Inc. (Æ)	190	4
Warner Chilcott PLC Class A (Æ)	196	3
WellPoint, Inc.	295	22
Zimmer Holdings, Inc.	181	12

		604

Materials and Processing - 4.1%
Alcoa, Inc.	1,085	11
Armstrong World Industries, Inc. (Æ)	73	4
Ashland, Inc.	104	6
Bemis Co., Inc.	170	5
Cabot Corp.	132	6
CF Industries Holdings, Inc.	25	5
Commercial Metals Co.	266	4

	Principal Amount ($) or Shares	Market Value $
Cytec Industries, Inc.	94	6
Domtar Corp.	57	5
Dow Chemical Co. (The)	958	33
Greif, Inc. Class A	86	5
Huntsman Corp.	379	5
International Paper Co.	342	12
LyondellBasell Industries NV Class A	295	13
MeadWestvaco Corp.	218	7
Newmont Mining Corp.	403	21
Nucor Corp.	298	13
Owens Corning (Æ)	183	7
Owens-Illinois, Inc. (Æ)	252	6
Post Holdings, Inc. (Æ)	35	1
Reliance Steel & Aluminum Co.	98	5
Rockwood Holdings, Inc. (Æ)	67	3
Schnitzer Steel Industries, Inc. Class A	70	3
Sealed Air Corp.	294	6
Steel Dynamics, Inc.	234	3
Timken Co.	75	4
WR Grace & Co. (Æ)	60	3

		202

Producer Durables - 11.0%
AECOM Technology Corp. (Æ)	168	4
AGCO Corp. (Æ)	130	6
Alexander & Baldwin, Inc.	95	5
Alliant Techsystems, Inc.	69	3
Avery Dennison Corp.	166	5
BE Aerospace, Inc. (Æ)	69	3
Boeing Co. (The)	97	7
Booz Allen Hamilton Holding Corp. Class A	148	2
Chicago Bridge & Iron Co. NV	97	4
CNH Global NV (Æ)	89	4
Con-way, Inc.	132	4
Copa Holdings SA Class A	50	4
Corrections Corp. of America (Æ)	203	6
Covanta Holding Corp.	281	5
Delta Air Lines, Inc. (Æ)	575	6
Eaton Corp.	216	11
FedEx Corp.	250	23
Flowserve Corp.	29	3
General Cable Corp. (Æ)	129	4
General Dynamics Corp.	283	21
General Electric Co.	7,906	159
Genpact, Ltd. (Æ)	208	3
GrafTech International, Ltd. (Æ)	283	3
Harsco Corp.	189	4
Ingersoll-Rand PLC	138	6
Itron, Inc. (Æ)	101	5
ITT Corp.	212	5
Jacobs Engineering Group, Inc. (Æ)	151	7
KBR, Inc.	199	7
Kennametal, Inc.	129	6
L-3 Communications Holdings, Inc. Class 3	113	8
Lexmark International, Inc. Class A	133	4
Lockheed Martin Corp.	54	5
Manpower, Inc.	134	6

Russell Low P/E ETF	71

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

McDermott International, Inc. (Æ)	264	3
Monster Worldwide, Inc. (Æ)	389	4
Navistar International Corp. (Æ)	90	4
Northrop Grumman Corp.	237	14
Oshkosh Corp. (Æ)	199	5
Parker Hannifin Corp.	102	9
Pentair, Inc.	152	7
Pitney Bowes, Inc.	277	5
Quanta Services, Inc. (Æ)	281	6
Raytheon Co.	316	17
Regal-Beloit Corp.	83	5
Republic Services, Inc. Class A	331	10
RR Donnelley & Sons Co.	321	4
Ryder System, Inc.	84	4
Shaw Group, Inc. (The) (Æ)	153	5
Southwest Airlines Co.	787	6
Spirit Aerosystems Holdings, Inc. Class A (Æ)	202	5
SPX Corp.	72	6
Teekay Corp.	128	4
Textron, Inc.	334	9
Towers Watson & Co. Class A	80	5
Tyco International, Ltd.	402	23
United Continental Holdings, Inc. (Æ)	177	4
URS Corp.	137	6
UTi Worldwide, Inc.	217	4
Verisk Analytics, Inc. Class A (Æ)	75	3
Xerox Corp.	1,359	11

		546

Technology - 6.1%
Activision Blizzard, Inc.	525	7
Akamai Technologies, Inc. (Æ)	89	3
Amdocs, Ltd. (Æ)	221	7
AOL, Inc. (Æ)	252	5
Applied Materials, Inc.	1,152	14
Arrow Electronics, Inc. (Æ)	144	6
Atmel Corp. (Æ)	349	4
Avnet, Inc. (Æ)	202	7
AVX Corp.	243	3
Brocade Communications Systems, Inc. (Æ)	809	5
Computer Sciences Corp.	226	7
Corning, Inc.	1,359	19
Cree, Inc. (Æ)	196	6
Dell, Inc. (Æ)	498	8
Diebold, Inc.	131	5
DST Systems, Inc.	79	4
EchoStar Corp. Class A (Æ)	155	4
Fairchild Semiconductor International, Inc. Class A (Æ)	325	5
Harris Corp.	137	6
Hewlett-Packard Co.	1,558	37
IAC/InterActiveCorp	118	6
Ingram Micro, Inc. Class A (Æ)	272	5
International Rectifier Corp. (Æ)	188	4
Intersil Corp. Class A	300	3
Jabil Circuit, Inc.	166	4

	Principal Amount ($) or Shares	Market Value $
KLA-Tencor Corp.	82	5
LSI Corp. (Æ)	759	7
Marvell Technology Group, Ltd. (Æ)	563	9
MEMC Electronic Materials, Inc. (Æ)	742	3
Micron Technology, Inc. (Æ)	1,034	8
Molex, Inc.	216	6
Motorola Solutions, Inc.	277	14
NCR Corp. (Æ)	186	4
Novellus Systems, Inc. (Æ)	110	6
PMC - Sierra, Inc. (Æ)	642	5
QLogic Corp. (Æ)	185	3
SAIC, Inc.	359	5
Tech Data Corp. (Æ)	81	4
Teradyne, Inc. (Æ)	314	5
Vishay Intertechnology, Inc. (Æ)	401	5
Western Digital Corp. (Æ)	256	11
Yahoo!, Inc. (Æ)	1,118	17

		301

Utilities - 6.9%
AES Corp. (The) (Æ)	705	9
Ameren Corp.	256	8
American Electric Power Co., Inc.	419	16
Atmos Energy Corp.	146	5
Calpine Corp. (Æ)	444	8
CenterPoint Energy, Inc.	451	9
DTE Energy Co.	173	10
Duke Energy Corp.	1,100	23
Edison International	302	13
Entergy Corp.	167	11
Exelon Corp.	737	29
FirstEnergy Corp.	368	17
Frontier Communications Corp.	1,286	5
GenOn Energy, Inc. (Æ)	1,581	3
Hawaiian Electric Industries, Inc.	170	4
Integrys Energy Group, Inc.	106	6
National Fuel Gas Co.	102	5
NII Holdings, Inc. (Æ)	140	3
Northeast Utilities	203	8
NRG Energy, Inc. (Æ)	323	5
NV Energy, Inc.	335	5
Pepco Holdings, Inc.	296	6
PG&E Corp.	352	15
Pinnacle West Capital Corp.	135	6
Public Service Enterprise Group, Inc.	451	14
Sempra Energy	224	13
Sprint Nextel Corp. (Æ)	3,324	9
Telephone & Data Systems, Inc.	181	4
Time Warner Telecom, Inc. Class A (Æ)	147	3
UGI Corp.	172	5
US Cellular Corp. (Æ)	64	3
Verizon Communications, Inc.	1,674	64

		344

Total Common Stocks (cost $4,967)		4,954

72	Russell Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	4,768	(¥)	5

Total Short-Term Investments (cost $5)			5

Total Investments - 99.9% (identified cost $4,972)			4,959

Other Assets and Liabilities, Net - 0.1%			7

Net Assets - 100.0%			4,966

See accompanying notes which are an integral part of the financial statements.

Russell Low P/E ETF	73

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$567	$—	$—	$567	11.4
Consumer Staples	348	—	—	348	7.0
Energy	583	—	—	583	11.7
Financial Services	1,459	—	—	1,459	29.4
Health Care	604	—	—	604	12.2
Materials and Processing	202	—	—	202	4.1
Producer Durables	546	—	—	546	11.0
Technology	301	—	—	301	6.1
Utilities	344	—	—	344	6.9
Short-Term Investments	—	5	—	5	0.1

Total Investments	4,954	5	—	4,959	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

74	Russell Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Low P/E ETF

Assets
Investments, at identified cost	$4,972
Investments, at market*	4,959
Receivables:
Dividends	9

Total assets	4,968

Liabilities
Payables:
Accrued fees to affiliates	2

Total liabilities	2

Net Assets	$4,966

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$4
Accumulated net realized gain (loss)	(304)
Unrealized appreciation (depreciation) on investments	(13)
Additional paid-in capital	5,279

Net Assets	$4,966

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$49.66
Net assets	$4,966,173
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$5
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	75

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Low P/E ETF*

Investment Income
Dividends	$151

Total investment income	151

Expenses
Management fees	24
Trustee and trustee related fees	21

Expenses before reductions	45
Expense reductions	(21)

Net expenses	24

Net investment income (loss)	127

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(315)
In-kind redemptions	(48)

Net realized gain (loss)	(363)
Net change in unrealized appreciation (depreciation) on investments	(13)

Net realized and unrealized gain (loss)	(376)

Net Increase (Decrease) in Net Assets from Operations	$(249)

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

76	Statement of Operations

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Low P/E ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$127
Net realized gain (loss)	(363)
Net change in unrealized appreciation (depreciation)	(13)

Net increase (decrease) in net assets from operations	(249)

Distributions
From net investment income	(122)

Net decrease in net assets from distributions	(122)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,337

Total Net Increase (Decrease) in Net Assets	4,966

Net Assets
Beginning of period	—

End of period	$4,966

Undistributed (overdistributed) net investment income included in net assets	$4

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	77

Russell Exchange Traded Funds Trust

Russell Low P/E ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Low P/E ETF
March 31, 2012*	49.51	.77	.15	.92	(.77)	(.77)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

78	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

49.66	2.02	4,966	.70	.37	1.98	48

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	79

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Small Cap Aggressive Growth Index**
Inception*	37.52%	37.06%	38.14%

80	Russell Small Cap Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Small Cap Aggressive Growth ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Aggressive Growth Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Aggressive Growth Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using a small cap aggressive growth investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 37.52%. This is compared to the Fund’s benchmark, the Russell U.S. Small Cap Aggressive Growth Index, which gained 38.14% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

All sectors had positive returns for the Fund and the Index. Energy was the best performing sector for the Fund and the Index, while consumer staples was the worst performing sector. Technology, with an average weight of 26.2% was the best contributor to Fund and Index returns. Consumer staples, with an average weight of 1.5%, contributed the least to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Cheniere Energy Inc, Flotek Industries Inc, and Ista Pharmaceuticals Inc generated positive returns and contributed the most to Fund performance while Houston American Energy Corp, BioSante Pharmaceuticals Inc, and Diamond Foods Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares October 4, 2011.

**

The Russell U.S. Small Cap Aggressive Growth Index is designed to select securities intended to produce performance that is similar to professional investment managers using a small cap aggressive growth investment discipline. This discipline focuses on companies with near term forecasted earnings that are expected to increase at a faster rate than those of the average company’s earnings. Starting with the Russell 2500® Index (an index comprised of U.S. stocks), the Index includes stocks that demonstrate growth potential as measured by: (1) average to high consensus forecasted earnings and (2) average to high one year historical sales growth. The Index excludes stocks with low earnings retention as measured by high dividend yields for the last four quarters. It also excludes stocks with low price to book ratios to ensure a growth orientation. The Index constituents are weighted based on a composite score of their growth and momentum characteristics. The Index is reconstituted quarterly.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Small Cap Aggressive Growth ETF	81

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Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 4, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 4, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,375.20	$1,022.75
Expenses Paid During Period*	$2.63	$2.28

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the 180-day period annualized), multiplied by the average account value over the period, multiplied by 180/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized) multiplied by the average amount value over the period, multiplied by 183/366 (to reflect the one-half year period).

82	Russell Small Cap Aggressive Growth ETF

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Russell Small Cap Aggressive Growth ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 13.3%
Ancestry.com, Inc. (Æ)	640	15
Arbitron, Inc.	435	16
Asbury Automotive Group, Inc. (Æ)	686	19
Ascena Retail Group, Inc. (Æ)	497	22
Big Lots, Inc. (Æ)	392	17
Blue Nile, Inc. (Æ)	363	12
Brunswick Corp.	817	21
Caribou Coffee Co., Inc. (Æ)	1,978	37
Carter’s, Inc. (Æ)	370	18
Cheesecake Factory, Inc. (The) (Æ)	510	15
Cost Plus, Inc. (Æ)	1,506	27
Deckers Outdoor Corp. (Æ)	196	12
Drew Industries, Inc. (Æ)	604	16
Fossil, Inc. (Æ)	347	46
Gentex Corp.	917	22
Goodyear Tire & Rubber Co. (The) (Æ)	1,057	12
HSN, Inc.	413	16
Jack in the Box, Inc. (Æ)	709	17
Kirkland’s, Inc. (Æ)	1,110	18
Knology, Inc. (Æ)	1,041	19
La-Z-Boy, Inc. Class Z (Æ)	1,242	19
Leapfrog Enterprises, Inc. Class A (Æ)	2,644	22
Monro Muffler Brake, Inc.	701	29
Nu Skin Enterprises, Inc. Class A	305	18
NVR, Inc. (Æ)	21	15
Penn National Gaming, Inc. (Æ)	388	17
PVH Corp.	210	19
Revlon, Inc. Class A (Æ)	997	17
Sinclair Broadcast Group, Inc. Class A	2,439	27
Six Flags Entertainment Corp.	672	31
Smith & Wesson Holding Corp. (Æ)	6,332	49
Stamps.com, Inc. (Æ)	565	16
Steven Madden, Ltd. (Æ)	800	34
Tempur-Pedic International, Inc. (Æ)	521	44
Travelzoo, Inc. (Æ)	599	14
Under Armour, Inc. Class A (Æ)	385	36
Warnaco Group, Inc. (The) (Æ)	295	17
Zagg, Inc. (Æ)	3,902	41

		862

Consumer Staples - 1.0%
Casey’s General Stores, Inc.	286	16
Coca-Cola Bottling Co. Consolidated	253	16
Hain Celestial Group, Inc. (The) (Æ)	403	18
Heckmann Corp. (Æ)	4,100	17

		67

Energy - 11.3%
Approach Resources, Inc. (Æ)	938	35
Basic Energy Services, Inc. (Æ)	760	13
Berry Petroleum Co. Class A	657	31
Capstone Turbine Corp. (Æ)	23,383	24
CARBO Ceramics, Inc.	219	23
Carrizo Oil & Gas, Inc. (Æ)	1,030	29
Cheniere Energy, Inc. (Æ)	3,171	49

	Principal Amount ($) or Shares	Market Value $
Clean Energy Fuels Corp. (Æ)	2,214	48
CVR Energy, Inc. (Æ)	784	21
Dawson Geophysical Co. (Æ)	687	24
FX Energy, Inc. (Æ)	5,750	31
GeoResources, Inc. (Æ)	927	30
Goodrich Petroleum Corp. (Æ)	2,009	38
Gulfport Energy Corp. (Æ)	937	27
Houston American Energy Corp. (Æ)	2,267	12
Key Energy Services, Inc. (Æ)	968	15
Kodiak Oil & Gas Corp.	2,857	28
Lufkin Industries, Inc.	410	33
Magnum Hunter Resources Corp. (Æ)	5,121	33
Mitcham Industries, Inc. (Æ)	685	15
Newpark Resources, Inc. (Æ)	2,857	23
Northern Oil and Gas, Inc. (Æ)	1,157	24
Oasis Petroleum, Inc. (Æ)	949	29
Oil States International, Inc. (Æ)	196	15
OYO Geospace Corp. (Æ)	191	20
Rex Energy Corp. (Æ)	971	10
Rosetta Resources, Inc. (Æ)	635	31
RPC, Inc.	2,224	24

		735

Financial Services - 5.3%
Advent Software, Inc. (Æ)	607	16
Cardtronics, Inc. (Æ)	553	15
Cohen & Steers, Inc.	509	16
eHealth, Inc. (Æ)	1,017	17
Euronet Worldwide, Inc. (Æ)	810	17
Fair Isaac Corp.	414	18
Financial Engines, Inc. (Æ)	1,215	27
Global Cash Access Holdings, Inc. (Æ)	6,203	47
Global Payments, Inc.	316	15
Heartland Payment Systems, Inc.	1,134	32
Investors Bancorp, Inc. (Æ)	1,100	17
MSCI, Inc. Class A (Æ)	450	17
Raymond James Financial, Inc.	477	17
Signature Bank NY (Æ)	247	16
Texas Capital Bancshares, Inc. (Æ)	483	17
World Acceptance Corp. (Æ)	376	23
Wright Express Corp. (Æ)	271	18

		345

Health Care - 22.4%
Accretive Health, Inc. (Æ)	1,202	24
Acorda Therapeutics, Inc. (Æ)	627	17
Air Methods Corp. (Æ)	327	29
Akorn, Inc. (Æ)	2,494	29
Align Technology, Inc. (Æ)	1,169	32
Alkermes PLC (Æ)	1,598	30
AMAG Pharmaceuticals, Inc. (Æ)	1,437	23
Analogic Corp.	474	32
Ariad Pharmaceuticals, Inc. (Æ)	2,253	36
Arqule, Inc. (Æ)	2,605	18
Arthrocare Corp. (Æ)	858	23
athenahealth, Inc. (Æ)	562	42
Auxilium Pharmaceuticals, Inc. (Æ)	1,363	25

Russell Small Cap Aggressive Growth ETF	83

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Russell Small Cap Aggressive Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

AVANIR Pharmaceuticals, Inc. Class A (Æ)	13,452	46
Cell Therapeutics, Inc. (Æ)	23,459	30
Conceptus, Inc. (Æ)	2,152	31
Cooper Cos., Inc. (The)	210	17
Covance, Inc. (Æ)	327	16
Cyberonics, Inc. (Æ)	828	32
DexCom, Inc. (Æ)	2,965	31
Endo Pharmaceuticals Holdings, Inc. (Æ)	426	16
Endologix, Inc. (Æ)	2,405	35
Genomic Health, Inc. (Æ)	1,088	33
Gen-Probe, Inc. (Æ)	251	17
HeartWare International, Inc. (Æ)	400	26
Impax Laboratories, Inc. (Æ)	1,374	34
Incyte Corp., Ltd. (Æ)	1,840	36
Insulet Corp. (Æ)	1,473	28
ISTA Pharmaceuticals, Inc. (Æ)	3,932	35
Jazz Pharmaceuticals PLC (Æ)	708	34
Luminex Corp. (Æ)	1,279	30
MAKO Surgical Corp. (Æ)	1,082	46
Medicis Pharmaceutical Corp. Class A	450	17
Medidata Solutions, Inc. (Æ)	659	18
Merge Healthcare, Inc. (Æ)	5,713	33
Momenta Pharmaceuticals, Inc. (Æ)	825	13
Neurocrine Biosciences, Inc. (Æ)	1,739	14
NxStage Medical, Inc. (Æ)	1,559	30
Omnicell, Inc. (Æ)	1,680	26
Opko Health, Inc. (Æ)	5,536	26
Orexigen Therapeutics, Inc. (Æ)	9,106	37
PAREXEL International Corp. (Æ)	1,336	36
PDL BioPharma, Inc.	2,414	15
Regeneron Pharmaceuticals, Inc. (Æ)	493	57
Rigel Pharmaceuticals, Inc. (Æ)	3,499	28
Select Medical Holdings Corp. (Æ)	1,767	14
Spectrum Pharmaceuticals, Inc. (Æ)	1,898	24
SXC Health Solutions Corp. (Æ)	489	37
Transcept Pharmaceuticals, Inc. (Æ)	1,894	20
Volcano Corp. (Æ)	1,165	33
Zoll Medical Corp. (Æ)	437	40

		1,451

Materials and Processing - 5.4%
Allied Nevada Gold Corp. (Æ)	896	29
American Vanguard Corp.	1,108	24
Beacon Roofing Supply, Inc. (Æ)	731	19
Cabot Microelectronics Corp.	575	22
Calgon Carbon Corp. (Æ)	944	15
Carpenter Technology Corp.	539	28
Haynes International, Inc.	274	17
Jaguar Mining, Inc. (Æ)	4,348	20
NCI Building Systems, Inc. (Æ)	1,360	16
Polypore International, Inc. (Æ)	615	22
Royal Gold, Inc.	410	27
Titanium Metals Corp.	999	14
Tredegar Corp.	1,248	24
Trex Co., Inc. (Æ)	1,210	39
Universal Stainless & Alloy (Æ)	401	17

	Principal Amount ($) or Shares	Market Value $
Valspar Corp.	380	18

		351

Producer Durables - 13.5%
ACCO Brands Corp. (Æ)	1,533	19
Advisory Board Co. (The) (Æ)	372	33
Allegiant Travel Co. Class A (Æ)	277	15
Barnes Group, Inc.	613	16
BE Aerospace, Inc. (Æ)	380	18
Blount International, Inc. (Æ)	1,018	17
Carlisle Cos., Inc.	334	17
Colfax Corp. (Æ)	969	34
Copa Holdings SA Class A	252	20
DXP Enterprises, Inc. (Æ)	857	36
Dycom Industries, Inc. (Æ)	707	17
ExlService Holdings, Inc. (Æ)	663	18
FARO Technologies, Inc. (Æ)	600	35
Forward Air Corp.	461	17
Franklin Electric Co., Inc.	338	17
FTI Consulting, Inc. (Æ)	353	13
GenCorp, Inc. (Æ)	5,101	35
Graco, Inc.	361	19
Insperity, Inc.	583	18
Lincoln Electric Holdings, Inc.	379	17
Liquidity Services, Inc. (Æ)	748	34
LoopNet, Inc. (Æ)	1,487	28
MasTec, Inc. (Æ)	861	16
Maxwell Technologies, Inc. (Æ)	1,699	31
Measurement Specialties, Inc. (Æ)	526	18
National Instruments Corp.	1,069	30
Nordson Corp.	359	20
Old Dominion Freight Line, Inc. (Æ)	365	17
OSI Systems, Inc. (Æ)	569	35
Raven Industries, Inc.	242	15
Robert Half International, Inc.	526	16
Rush Enterprises, Inc. Class A (Æ)	707	15
Ryder System, Inc.	282	15
Spirit Aerosystems Holdings, Inc. Class A (Æ)	713	17
Team, Inc. (Æ)	503	16
Tennant Co.	382	17
Titan International, Inc.	1,418	34
Titan Machinery, Inc. (Æ)	680	19
Toro Co. (The)	243	17
Triumph Group, Inc.	252	16
Zebra Technologies Corp. Class A (Æ)	414	17

		874

Technology - 25.2%
3D Systems Corp. (Æ)	1,020	24
AboveNet, Inc. (Æ)	230	19
Acacia Research Corp. (Æ)	760	32
ACI Worldwide, Inc. (Æ)	516	21
Acme Packet, Inc. (Æ)	480	13
Anixter International, Inc. (Æ)	248	18
Ariba, Inc. (Æ)	988	32
Cadence Design Systems, Inc. (Æ)	2,666	32

84	Russell Small Cap Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cavium, Inc. (Æ)	520	16
Ciena Corp. (Æ)	2,280	37
Cirrus Logic, Inc. (Æ)	931	22
Cognex Corp.	413	17
Coherent, Inc. (Æ)	283	17
CommVault Systems, Inc. (Æ)	646	32
comScore, Inc. (Æ)	1,308	28
Concur Technologies, Inc. (Æ)	546	31
DealerTrack Holdings, Inc. (Æ)	544	16
Equinix, Inc. (Æ)	272	44
Extreme Networks (Æ)	5,118	20
GSI Group, Inc. (Æ)	1,445	17
IAC/InterActiveCorp	637	31
iGate Corp. (Æ)	940	16
Interactive Intelligence Group, Inc. (Æ)	643	20
InterDigital, Inc.	635	22
IPG Photonics Corp. (Æ)	432	22
JDA Software Group, Inc. (Æ)	840	23
Keynote Systems, Inc.	1,324	26
Kulicke & Soffa Industries, Inc. (Æ)	2,984	38
LivePerson, Inc. (Æ)	2,209	37
LogMeIn, Inc. (Æ)	720	25
LSI Corp. (Æ)	2,469	21
MicroStrategy, Inc. Class A (Æ)	251	35
MKS Instruments, Inc.	531	16
Monolithic Power Systems, Inc. (Æ)	991	19
NCR Corp. (Æ)	898	19
NetSuite, Inc. (Æ)	684	34
NeuStar, Inc. Class A (Æ)	433	16
OpenTable, Inc. (Æ)	376	15
Opnet Technologies, Inc.	741	21
Parametric Technology Corp. (Æ)	804	22
Pegasystems, Inc.	923	35
Polycom, Inc. (Æ)	906	17
Power Integrations, Inc.	444	16
Rackspace Hosting, Inc. (Æ)	644	38
RealPage, Inc. (Æ)	1,074	21
Riverbed Technology, Inc. (Æ)	1,175	33
Sapient Corp.	2,154	27
ShoreTel, Inc. (Æ)	4,243	24
Silicon Graphics International Corp. (Æ)	2,361	23
Silicon Laboratories, Inc. (Æ)	639	27
SolarWinds, Inc. (Æ)	987	39
Solera Holdings, Inc.	333	15
Sonus Networks, Inc. (Æ)	6,226	18
Stratasys, Inc. (Æ)	485	18
Super Micro Computer, Inc. (Æ)	1,761	31
Synchronoss Technologies, Inc. (Æ)	899	29
Take-Two Interactive Software, Inc. (Æ)	2,038	31
TIBCO Software, Inc. (Æ)	1,159	35
TNS, Inc. (Æ)	836	18
Ultimate Software Group, Inc. (Æ)	417	31
VeriFone Systems, Inc. (Æ)	416	22
VirnetX Holding Corp. (Æ)	1,087	26
Vocus, Inc. (Æ)	671	9

	Principal Amount ($) or Shares		Market Value $
Volterra Semiconductor Corp. (Æ)	1,082		38
Web.com Group, Inc. (Æ)	2,421		35
Websense, Inc. (Æ)	803		17

			1,639

Utilities - 2.3%
8x8, Inc. (Æ)	8,701		37
Cincinnati Bell, Inc. (Æ)	4,873		20
Cogent Communications Group, Inc. (Æ)	1,642		31
Towerstream Corp. (Æ)	13,145		62

			150

Total Common Stocks (cost $5,747)			6,474

Short-Term Investments - 0.3%
Russell U.S. Cash Management Fund	19,684	(¥)	20

Total Short-Term Investments (cost $20)			20

Total Investments - 100.0% (identified cost $5,767)			6,494

Other Assets and Liabilities, Net - (0.0%)			(2)

Net Assets - 100.0%			6,492

See accompanying notes which are an integral part of the financial statements.

Russell Small Cap Aggressive Growth ETF	85

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$862	$—	$—	$862	13.3
Consumer Staples	67	—	—	67	1.0
Energy	735	—	—	735	11.3
Financial Services	330	—	15	345	5.3
Health Care	1,451	—	—	1,451	22.4
Materials and Processing	351	—	—	351	5.4
Producer Durables	874	—	—	874	13.5
Technology	1,639	—	—	1,639	25.2
Utilities	150	—	—	150	2.3
Short-Term Investments	—	20	—	20	0.3

Total Investments	6,459	20	15	6,494	100.0

Other Assets and Liabilities, Net					(—	)*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending March 31, 2012 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

86	Russell Small Cap Aggressive Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Small Cap Aggressive Growth ETF

Assets
Investments, at identified cost	$5,767
Investments, at market*	6,494

Total assets	6,494

Liabilities
Payables:
Accrued fees to affiliates	2

Total liabilities	2

Net Assets	$6,492

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	(142)
Unrealized appreciation (depreciation) on investments	727
Additional paid-in capital	5,906

Net Assets	$6,492

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$64.92
Net assets	$6,491,795
Shares outstanding ($.001 par value)	100,002
Amounts in Thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$20
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	87

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Small Cap Aggressive Growth ETF*

Investment Income
Dividends	$17

Total investment income	17

Expenses
Management fees	13
Trustee and trustee related fees	8

Expenses before reductions	21
Expense reductions	(8)

Net expenses	13

Net investment income (loss)	4

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(142)
In-kind redemptions	1,226

Net realized gain (loss)	1,084

Net change in unrealized appreciation (depreciation) on investments	727

Net realized and unrealized gain (loss)	1,811

Net Increase (Decrease) in Net Assets from Operations	$1,815

*	For the period October 4, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

88	Statements of Operations

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell Small Cap Aggressive Growth ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4
Net realized gain (loss)	1,084
Net change in unrealized appreciation (depreciation)	727

Net increase (decrease) in net assets from operations	1,815

Distributions
From net investment income	(3)

Net decrease in net assets from distributions	(3)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,680

Total Net Increase (Decrease) in Net Assets	6,492

Net Assets
Beginning of period	—

End of period	$6,492

Undistributed (overdistributed) net investment income included in net assets	$1

*	For the period October 4, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	89

Russell Exchange Traded Funds Trust

Russell Small Cap Aggressive Growth ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Small Cap Aggressive Growth ETF
March 31, 2012*	47.22	.04	17.68	17.72	(.02)	(.02)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period October 4, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

90	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

64.92	37.52	6,492	.72	.45	.13	35

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	91

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Small Cap Consistent Growth Index**
Inception*	37.62%	37.68%	38.11%

92	Russell Small Cap Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Small Cap Consistent Growth ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Consistent Growth Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Consistent Growth Index, which is designed to select securities intended to produce performance that is similar to professional investment managers using a small cap consistent growth investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 37.62%. This is compared to the Fund’s benchmark, the Russell U.S. Small Cap Consistent Growth Index, which gained 38.11% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Energy was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Producer durables, with an average weight of 22.5% was the best contributor to Fund and Index returns. Utilities, with an average weight of 0.7%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Zoll Medical Corp, Zumiez Inc, and Stratasys Inc generated positive returns and contributed the most to Fund performance while Diamond Foods Inc, Superior Energy Services Inc, and CARBO Ceramics Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares October 4, 2011.

**

The Russell U.S. Small Cap Consistent Growth Index is designed to select securities intended to produce performance that is similar to professional investment managers using a small cap consistent growth investment discipline. This discipline focuses on companies with above average earnings expectations over a long term horizon and with consistent historical earnings growth. Starting with the Russell 2500® Index (an index comprised of U.S. stocks), the Index includes stocks that demonstrate growth potential as measured by: (1) average to high consensus forecasted earnings and (2) consistent earnings as measured by average to low earnings per share volatility over the past five years. The Index excludes stocks with low anticipated growth prospects as measured by a low price to book ratio, low price to cash flow and low price to sales. The Index constituents are weighted based on a composite score of their growth and quality characteristics. The Index is reconstituted quarterly.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Small Cap Consistent Growth ETF	93

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 4, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 4, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,376.20	$1,022.75
Expenses Paid During Period*	$2.63	$2.28

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the 180-day period annualized), multiplied by the average account value over the period, multiplied by 180/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized) multiplied by the average amount value over the period, multiplied by 183/366 (to reflect the one-half year period).

94	Russell Small Cap Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 22.5%
Aaron’s, Inc. Class A	561	15
American Public Education, Inc. (Æ)	650	25
Ancestry.com, Inc. (Æ)	1,227	28
Arbitron, Inc.	820	30
Ascena Retail Group, Inc. (Æ)	948	43
Bally Technologies, Inc. (Æ)	715	33
Bebe Stores, Inc.	3,391	31
BJ’s Restaurants, Inc. (Æ)	621	31
Blue Nile, Inc. (Æ)	691	23
Body Central Corp. (Æ)	1,134	33
Brinker International, Inc.	559	15
Buckle, Inc. (The)	366	18
Buffalo Wild Wings, Inc. (Æ)	419	38
Capella Education Co. (Æ)	427	15
Carter’s, Inc. (Æ)	376	19
Chico’s FAS, Inc.	2,535	38
Children’s Place Retail Stores, Inc. (The) (Æ)	282	15
Columbia Sportswear Co.	607	29
Crocs, Inc. (Æ)	1,907	40
DeVry, Inc.	389	13
Dorman Products, Inc. (Æ)	764	39
Drew Industries, Inc. (Æ)	610	17
Education Management Corp. (Æ)	535	7
Ethan Allen Interiors, Inc.	649	16
Grand Canyon Education, Inc. (Æ)	1,767	31
Guess?, Inc.	502	16
HealthStream, Inc. (Æ)	1,543	36
Hibbett Sports, Inc. (Æ)	624	34
Inter Parfums, Inc.	961	15
Interval Leisure Group, Inc.	1,099	19
JOS A Bank Clothiers, Inc. (Æ)	578	29
K12, Inc. (Æ)	1,572	37
Life Time Fitness, Inc. (Æ)	320	16
Lumber Liquidators Holdings, Inc. (Æ)	1,597	40
Madison Square Garden Co. (The) Class A (Æ)	523	18
Maidenform Brands, Inc. (Æ)	818	18
Matthews International Corp. Class A	476	15
Monro Muffler Brake, Inc.	727	30
Nu Skin Enterprises, Inc. Class A	580	34
Papa John’s International, Inc. (Æ)	397	15
Rue21, Inc. (Æ)	1,307	38
Stamps.com, Inc. (Æ)	1,079	30
Steiner Leisure, Ltd. (Æ)	330	16
Steven Madden, Ltd. (Æ)	818	35
Sturm Ruger & Co., Inc.	843	41
Texas Roadhouse, Inc. Class A	1,004	17
True Religion Apparel, Inc. (Æ)	816	22
Under Armour, Inc. Class A (Æ)	393	37
Vera Bradley, Inc. (Æ)	875	26
VistaPrint NV (Æ)	922	36
Vitamin Shoppe, Inc. (Æ)	705	31
Warnaco Group, Inc. (The) (Æ)	307	18
WMS Industries, Inc. (Æ)	750	18

	Principal Amount ($) or Shares	Market Value $
Wolverine World Wide, Inc.	420	16
Zagg, Inc. (Æ)	3,988	43
Zumiez, Inc. (Æ)	1,016	37

		1,475

Consumer Staples - 3.5%
Diamond Foods, Inc.	464	11
Fresh Market, Inc. (The) (Æ)	709	34
Hain Celestial Group, Inc. (The) (Æ)	420	18
J&J Snack Foods Corp.	280	15
Lancaster Colony Corp.	216	14
Medifast, Inc. (Æ)	2,055	35
Peet’s Coffee & Tea, Inc. (Æ)	449	33
TreeHouse Foods, Inc. (Æ)	229	14
USANA Health Sciences, Inc. (Æ)	929	35
WD-40 Co.	370	17

		226

Energy - 5.8%
Ameresco, Inc. Class A (Æ)	2,059	28
Atwood Oceanics, Inc. (Æ)	709	32
Berry Petroleum Co. Class A	670	32
CARBO Ceramics, Inc.	229	24
Dril-Quip, Inc. (Æ)	429	28
GeoResources, Inc. (Æ)	964	32
Key Energy Services, Inc. (Æ)	967	15
Lufkin Industries, Inc.	419	34
Mitcham Industries, Inc. (Æ)	685	15
Newpark Resources, Inc. (Æ)	2,999	25
OYO Geospace Corp. (Æ)	194	20
RPC, Inc.	2,341	25
Superior Energy Services, Inc. (Æ)	1,788	46
Vaalco Energy, Inc. (Æ)	2,541	24

		380

Financial Services - 9.2%
Advent Software, Inc. (Æ)	1,159	30
Amtrust Financial Services, Inc.	648	17
Brown & Brown, Inc.	661	16
CBOE Holdings, Inc.	578	16
Credit Acceptance Corp. (Æ)	343	35
Duff & Phelps Corp. Class A	1,953	30
eHealth, Inc. (Æ)	1,018	17
Encore Capital Group, Inc. (Æ)	1,327	30
Extra Space Storage, Inc. (ö)	1,164	34
Ezcorp, Inc. Class A (Æ)	1,071	35
Fair Isaac Corp.	790	35
First Cash Financial Services, Inc. (Æ)	804	34
FleetCor Technologies, Inc. (Æ)	945	36
Green Dot Corp. Class A (Æ)	905	24
Greenhill & Co., Inc.	423	18
Higher One Holdings, Inc. (Æ)	1,531	23
Jones Lang LaSalle, Inc.	251	21
Morningstar, Inc.	475	30
Netspend Holdings, Inc. (Æ)	3,482	27
Texas Capital Bancshares, Inc. (Æ)	489	17

Russell Small Cap Consistent Growth ETF	95

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

TFS Financial Corp. (Æ)	1,670	16
Waddell & Reed Financial, Inc. Class A	621	20
World Acceptance Corp. (Æ)	383	23
Wright Express Corp. (Æ)	276	18

		602

Health Care - 11.5%
Abaxis, Inc. (Æ)	1,020	30
Air Methods Corp. (Æ)	335	29
Align Technology, Inc. (Æ)	1,190	33
Analogic Corp.	494	33
Bruker Corp. (Æ)	2,272	35
Cantel Medical Corp.	804	20
Chemed Corp.	299	19
Cubist Pharmaceuticals, Inc. (Æ)	712	31
Cyberonics, Inc. (Æ)	845	32
Emergent Biosolutions, Inc. (Æ)	1,682	27
Ensign Group, Inc. (The)	610	17
Haemonetics Corp. (Æ)	250	17
Hanger Orthopedic Group, Inc. (Æ)	800	17
HMS Holdings Corp. (Æ)	882	28
ICU Medical, Inc. (Æ)	332	16
IPC The Hospitalist Co., Inc. (Æ)	624	23
Masimo Corp. (Æ)	1,515	35
Medicis Pharmaceutical Corp. Class A	450	17
Merit Medical Systems, Inc. (Æ)	1,118	14
Myriad Genetics, Inc. (Æ)	714	17
Neogen Corp. (Æ)	922	36
Omnicell, Inc. (Æ)	1,723	26
PAREXEL International Corp. (Æ)	1,361	37
Quality Systems, Inc.	763	33
Sirona Dental Systems, Inc. (Æ)	350	18
Thoratec Corp. (Æ)	446	15
VCA Antech, Inc. (Æ)	779	18
Viropharma, Inc. (Æ)	562	17
West Pharmaceutical Services, Inc.	406	17
Zoll Medical Corp. (Æ)	446	42

		749

Materials and Processing - 7.5%
Acuity Brands, Inc.	290	18
AMCOL International Corp.	573	17
American Vanguard Corp.	1,152	25
Armstrong World Industries, Inc. (Æ)	351	17
Balchem Corp.	702	21
Cabot Microelectronics Corp.	597	23
Calgon Carbon Corp. (Æ)	953	15
Carpenter Technology Corp.	550	29
Clarcor, Inc.	306	15
Compass Minerals International, Inc.	217	16
Dynamic Materials Corp.	777	16
Globe Specialty Metals, Inc.	2,109	32
Haynes International, Inc.	282	18
HB Fuller Co.	665	22
Innophos Holdings, Inc.	308	15
Innospec, Inc. (Æ)	533	16
Intrepid Potash, Inc. (Æ)	1,246	30

	Principal Amount ($) or Shares	Market Value $
KapStone Paper and Packaging Corp. (Æ)	1,791	36
NewMarket Corp.	76	14
RBC Bearings, Inc. (Æ)	369	17
Schweitzer-Mauduit International, Inc.	225	16
Simpson Manufacturing Co., Inc.	444	14
Tredegar Corp.	674	13
Universal Stainless & Alloy (Æ)	401	17
Valmont Industries, Inc.	165	19

		491

Producer Durables - 19.4%
Actuant Corp. Class A	678	20
Advisory Board Co. (The) (Æ)	383	34
Aerovironment, Inc. (Æ)	905	24
Allegiant Travel Co. Class A (Æ)	281	15
Altra Holdings, Inc. (Æ)	817	16
AO Smith Corp.	704	32
Astec Industries, Inc. (Æ)	478	17
Babcock & Wilcox Co. (The) (Æ)	620	16
Barnes Group, Inc.	1,171	31
Carlisle Cos., Inc.	348	17
Chart Industries, Inc. (Æ)	520	39
Colfax Corp. (Æ)	526	19
Copa Holdings SA Class A	262	21
Copart, Inc. (Æ)	624	16
Corporate Executive Board Co. (The)	392	17
Cubic Corp.	353	17
Dice Holdings, Inc. (Æ)	3,401	32
ExlService Holdings, Inc. (Æ)	1,262	35
Exponent, Inc. (Æ)	325	16
FARO Technologies, Inc. (Æ)	334	19
Forrester Research, Inc.	835	27
Forward Air Corp.	466	17
Franklin Electric Co., Inc.	353	17
FTI Consulting, Inc. (Æ)	353	13
Genesee & Wyoming, Inc. Class A (Æ)	466	25
Genpact, Ltd. (Æ)	1,894	31
Graco, Inc.	690	37
GrafTech International, Ltd. (Æ)	1,127	13
Heartland Express, Inc.	1,046	15
HEICO Corp.	483	25
Knight Transportation, Inc.	1,804	32
Korn/Ferry International (Æ)	877	15
Landstar System, Inc.	589	34
Lindsay Corp.	273	18
Liquidity Services, Inc. (Æ)	763	34
MAXIMUS, Inc.	362	15
Measurement Specialties, Inc. (Æ)	1,009	34
Middleby Corp. (Æ)	302	31
National Instruments Corp.	1,089	31
Nordson Corp.	373	20
Old Dominion Freight Line, Inc. (Æ)	380	18
On Assignment, Inc. (Æ)	1,339	23
OSI Systems, Inc. (Æ)	579	35
Raven Industries, Inc.	456	28
Regal-Beloit Corp.	301	20
Rollins, Inc.	673	14

96	Russell Small Cap Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sun Hydraulics Corp.	656	17
Team, Inc. (Æ)	952	29
TeleTech Holdings, Inc. (Æ)	924	15
Tennant Co.	385	17
Tetra Tech, Inc. (Æ)	1,307	34
Toro Co. (The)	247	18
Triumph Group, Inc.	263	16
Wesco Aircraft Holdings, Inc. (Æ)	1,070	17
Woodward, Inc.	365	16
Zebra Technologies Corp. Class A (Æ)	430	18

		1,272

Technology - 19.3%
Actuate Corp. (Æ)	2,554	16
ADTRAN, Inc.	510	16
American Science & Engineering, Inc.	226	15
Blackbaud, Inc.	1,014	34
Cognex Corp.	430	18
Coherent, Inc. (Æ)	295	17
Compuware Corp. (Æ)	1,799	17
Daktronics, Inc.	1,563	14
Diodes, Inc. (Æ)	722	17
DTS, Inc. (Æ)	1,037	31
Ebix, Inc.	1,276	30
FEI Co. (Æ)	377	19
Hittite Microwave Corp. (Æ)	303	16
iGate Corp. (Æ)	1,795	30
II-VI, Inc. (Æ)	1,536	36
Interactive Intelligence Group, Inc. (Æ)	1,230	38
IPG Photonics Corp. (Æ)	831	42
iRobot Corp. (Æ)	945	26
JDA Software Group, Inc. (Æ)	462	13
Micrel, Inc.	1,479	15
Microsemi Corp. (Æ)	917	20
MicroStrategy, Inc. Class A (Æ)	261	37
Monolithic Power Systems, Inc. (Æ)	1,872	37
Monotype Imaging Holdings, Inc. (Æ)	960	14
Netgear, Inc. (Æ)	839	32
Netscout Systems, Inc. (Æ)	874	18
NeuStar, Inc. Class A (Æ)	822	31
NIC, Inc.	2,129	26
NVE Corp. (Æ)	512	27
Parametric Technology Corp. (Æ)	840	23
Power Integrations, Inc.	464	17
PROS Holdings, Inc. (Æ)	1,896	35
QLogic Corp. (Æ)	998	18
Quest Software, Inc. (Æ)	1,517	35
Rofin-Sinar Technologies, Inc. (Æ)	1,235	33
Rogers Corp. (Æ)	418	16
Sapient Corp.	2,248	28
Semtech Corp. (Æ)	603	17
Silicon Laboratories, Inc. (Æ)	651	28
Stratasys, Inc. (Æ)	927	34
Synaptics, Inc. (Æ)	935	34
Syntel, Inc.	606	34

	Principal Amount ($) or Shares		Market Value $
TeleNav, Inc. (Æ)	3,627		25
Tyler Technologies, Inc. (Æ)	936		36
Ultratech, Inc. (Æ)	626		18
VASCO Data Security International, Inc. (Æ)	2,353		25
Viasat, Inc. (Æ)	617		30
Virtusa Corp. (Æ)	1,950		34
Volterra Semiconductor Corp. (Æ)	1,102		38

			1,260

Utilities - 1.0%
8x8, Inc. (Æ)	8,898		38
Atlantic Tele-Network, Inc.	725		26

			64

Total Common Stocks (cost $5,874)			6,519

Short-Term Investments - 0.3%
Russell U.S. Cash Management Fund	16,312	(¥)	16

Total Short-Term Investments (cost $16)			16

Total Investments - 100.0% (identified cost $5,890)			6,535

Other Assets and Liabilities, Net - 0.0%			3

Net Assets - 100.0%			6,538

See accompanying notes which are an integral part of the financial statements.

Russell Small Cap Consistent Growth ETF	97

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$1,475	$—	$—	$1,475	22.5
Consumer Staples	226	—	—	226	3.5
Energy	380	—	—	380	5.8
Financial Services	602	—	—	602	9.2
Health Care	749	—	—	749	11.5
Materials and Processing	491	—	—	491	7.5
Producer Durables	1,272	—	—	1,272	19.4
Technology	1,260	—	—	1,260	19.3
Utilities	64	—	—	64	1.0
Short-Term Investments	—	16	—	16	0.3

Total Investments	6,519	16	—	6,535	100.0

Other Assets and Liabilities, Net					—	*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

98	Russell Small Cap Consistent Growth ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Small Cap Consistent Growth ETF

Assets
Investments, at identified cost	$5,890
Investments, at market*	6,535
Receivables:
Dividends	5

Total assets	6,540

Liabilities
Payables:
Accrued fees to affiliates	2

Total liabilities	2

Net Assets	$6,538

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5
Accumulated net realized gain (loss)	(97)
Unrealized appreciation (depreciation) on investments	645
Additional paid-in capital	5,985

Net Assets	$6,538

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$65.37
Net assets	$6,537,567
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$16
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	99

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Small Cap Consistent Growth ETF*

Investment Income
Dividends	$27

Total investment income	27

Expenses
Management fees	14
Trustee and trustee related fees	8

Expenses before reductions	22
Expense reductions	(8)

Net expenses	14

Net investment income (loss)	13

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(97)
In-kind redemptions	1,233

Net realized gain (loss)	1,136

Net change in unrealized appreciation (depreciation) on investments	645

Net realized and unrealized gain (loss)	1,781

Net Increase (Decrease) in Net Assets from Operations	$1,794

*	For the period October 4, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

100	Statement of Operations

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Small Cap Consistent Growth ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$13
Net realized gain (loss)	1,136
Net change in unrealized appreciation (depreciation)	645

Net increase (decrease) in net assets from operations	1,794

Distributions
From net investment income	(8)

Net decrease in net assets from distributions	(8)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,752

Total Net Increase (Decrease) in Net Assets	6,538

Net Assets
Beginning of period	—

End of period	$6,538

Undistributed (overdistributed) net investment income included in net assets	$5
*	For the period October 4, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	101

Russell Exchange Traded Funds Trust

Russell Small Cap Consistent Growth ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Small Cap Consistent Growth ETF
March 31, 2012*	47.56	.12	17.77	17.89	(.08)	(.08)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period October 4, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

102	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

65.37	37.62	6,538	.72	.45	.42	21

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	103

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Small Cap Low P/E Index**
Inception*	29.37%	29.10%	29.88%

104	Russell Small Cap Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Small Cap Low P/E ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Low P/E Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Low P/E Index, which is designed to select securities intended to produce performance that is similar to professional investment managers following a small cap low price to earnings investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 29.37%. This is compared to the Fund’s benchmark, the Russell U.S. Small Cap Low P/E Index, which gained 29.88% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

All sectors had positive returns for the Fund and the Index. Energy was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Producer durables, with an average weight of 20.9% was the best contributor to Fund and Index returns. Utilities, with an average weight of 6.2%, contributed the least to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Georgia Gulf Corp, Delphi Financial Group Inc Cl A, and Winn-Dixie Stores Inc Wi generated positive returns and contributed the most to Fund performance while IDT Corp Cl B, RF Micro Devices Inc, and McMoRan Exploration Co, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares on October 5, 2011.

**

The Russell U.S. Small Cap Low P/E Index is designed to select securities intended to produce performance that is similar to professional investment managers following a small cap low price to earnings investment discipline. This discipline focuses on companies that are trading at lower multiples relative to their prior level and/or their industry peers. Starting with the Russell 2500® Index (an index comprised of U.S. stocks), the Index includes stocks that have three or more of the following characteristics which are below their industry average: price to one year forecasted earnings, price to trailing earnings or price to cash flow below their five year historical average and price to book or price to sales below their industry average. The Index excludes stocks with high price to cash flow or price to sales relative to their industry. The Index constituents are equally weighted. The Index is reconstituted semi-annually.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Small Cap Low P/E ETF	105

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 5, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 5, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,293.70	$1,022.75
Expenses Paid During Period*	$2.52	$2.28

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the 179-day period annualized), multiplied by the average account value over the period, multiplied by 179/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized) multiplied by the average amount value over the period, multiplied by 183/366 (to reflect the one-half year period).

106	Russell Small Cap Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 14.6%
American Greetings Corp. Class A	885	14
ANN, Inc. (Æ)	641	18
Ascena Retail Group, Inc. (Æ)	559	26
Biglari Holdings, Inc. (Æ)	44	18
Brinker International, Inc.	640	18
Carter’s, Inc. (Æ)	388	19
Cato Corp. (The) Class A	588	16
Chico’s FAS, Inc.	1,479	22
Children’s Place Retail Stores, Inc. (The) (Æ)	279	14
Churchill Downs, Inc.	310	17
Cinemark Holdings, Inc.	768	17
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	1,363	11
DeVry, Inc.	436	15
Dorman Products, Inc. (Æ)	399	20
DR Horton, Inc.	1,285	19
Drew Industries, Inc. (Æ)	707	19
Ethan Allen Interiors, Inc.	754	19
Finish Line, Inc. (The) Class A	714	15
Foot Locker, Inc.	653	20
Fred’s, Inc. Class A	1,118	16
GameStop Corp. Class A	651	14
Helen of Troy, Ltd. (Æ)	504	17
Iconix Brand Group, Inc. (Æ)	872	15
Inter Parfums, Inc.	878	14
International Speedway Corp. Class A	612	17
Jack in the Box, Inc. (Æ)	734	18
Jakks Pacific, Inc.	788	14
Jarden Corp.	495	20
John Wiley & Sons, Inc. Class A	313	15
Kirkland’s, Inc. (Æ)	1,235	20
Leggett & Platt, Inc.	672	15
Live Nation Entertainment, Inc. (Æ)	1,741	16
Matthews International Corp. Class A	454	14
Men’s Wearhouse, Inc. (The)	553	21
Meredith Corp.	519	17
New York Times Co. (The) Class A (Æ)	2,066	14
NVR, Inc. (Æ)	23	17
Oxford Industries, Inc.	397	20
Penske Automotive Group, Inc.	760	19
PEP Boys-Manny Moe & Jack (The)	1,355	20
Pier 1 Imports, Inc. (Æ)	1,133	21
Regis Corp.	927	17
Ryland Group, Inc. (The)	1,019	20
Scholastic Corp.	556	20
Service Corp. International	1,468	17
Shoe Carnival, Inc. (Æ)	633	20
Snap-on, Inc.	299	18
Stage Stores, Inc.	1,229	20
Steiner Leisure, Ltd. (Æ)	327	16
Stewart Enterprises, Inc. Class A	2,419	15
Texas Roadhouse, Inc. Class A	1,151	19
Toll Brothers, Inc. (Æ)	741	18
Tupperware Brands Corp.	263	17

	Principal Amount ($) or Shares	Market Value $
Vail Resorts, Inc.	338	15
WABCO Holdings, Inc. (Æ)	328	20
Warnaco Group, Inc. (The) (Æ)	297	17
Wolverine World Wide, Inc.	408	15

		995

Consumer Staples - 3.5%
Boston Beer Co., Inc. Class A (Æ)	151	16
Casey’s General Stores, Inc.	282	16
Constellation Brands, Inc. Class A (Æ)	773	18
Core-Mark Holding Co., Inc.	390	16
Flowers Foods, Inc.	761	16
Fresh Del Monte Produce, Inc.	600	14
Hain Celestial Group, Inc. (The) (Æ)	403	18
Harris Teeter Supermarkets, Inc.	378	15
J&J Snack Foods Corp.	290	15
Snyders-Lance, Inc.	712	18
Spartan Stores, Inc.	834	15
Tootsie Roll Industries, Inc.	643	15
TreeHouse Foods, Inc. (Æ)	228	14
United Natural Foods, Inc. (Æ)	400	18
WD-40 Co.	363	16

		240

Energy - 3.8%
Atwood Oceanics, Inc. (Æ)	367	16
Basic Energy Services, Inc. (Æ)	798	14
Dawson Geophysical Co. (Æ)	440	15
Energy Partners, Ltd. (Æ)	1,115	19
Energy XXI Bermuda, Ltd. (Æ)	488	18
Helix Energy Solutions Group, Inc. (Æ)	848	15
Key Energy Services, Inc. (Æ)	996	15
Matrix Service Co. (Æ)	1,635	23
McMoRan Exploration Co. (Æ)	941	10
OYO Geospace Corp. (Æ)	169	18
Petroquest Energy, Inc. (Æ)	2,190	13
RPC, Inc.	1,156	12
SEACOR Holdings, Inc. (Æ)	177	17
Tesco Corp. (Æ)	1,129	16
Unit Corp. (Æ)	297	13
Vaalco Energy, Inc. (Æ)	2,447	23

		257

Financial Services - 15.5%
Advent Software, Inc. (Æ)	557	14
Allied World Assurance Co. Holdings AG	253	17
Alterra Capital Holdings, Ltd.	669	15
American Capital, Ltd. (Æ)	2,210	19
American Financial Group, Inc.	418	16
Ares Capital Corp.	967	16
Associated Banc-Corp.	1,473	21
Banner Corp.	952	22
BBCN Bancorp, Inc. (Æ)	1,606	18
BGC Partners, Inc. Class A	2,441	18
Boston Private Financial Holdings, Inc.	1,984	20
Brookline Bancorp, Inc.	1,871	18

Russell Small Cap Low P/E ETF	107

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Capitol Federal Financial, Inc.	1,329	16
Cash America International, Inc.	303	15
Cathay General Bancorp	1,085	19
Cohen & Steers, Inc.	553	18
Cousins Properties, Inc. (ö)	2,572	19
Credit Acceptance Corp. (Æ)	187	19
Delphi Financial Group, Inc. Class A	555	26
DuPont Fabros Technology, Inc. (ö)	668	16
Eaton Vance Corp.	626	18
Encore Capital Group, Inc. (Æ)	690	16
Euronet Worldwide, Inc. (Æ)	836	17
Ezcorp, Inc. Class A (Æ)	517	17
First Citizens BancShares, Inc. Class A (Æ)	88	16
First Financial Bancorp	947	16
First Potomac Realty Trust (ö)	1,182	14
FirstMerit Corp.	1,030	17
GFI Group, Inc.	3,540	13
Global Payments, Inc.	349	17
Heartland Payment Systems, Inc.	683	20
Hercules Technology Growth Capital, Inc.	1,628	18
Independent Bank Corp.	587	17
Infinity Property & Casualty Corp.	262	14
Jack Henry & Associates, Inc.	453	15
Main Street Capital Corp.	790	19
Meadowbrook Insurance Group, Inc.	1,475	14
NASDAQ OMX Group, Inc. (The) (Æ)	573	15
National Financial Partners Corp. (Æ)	1,090	17
Navigators Group, Inc. (The) (Æ)	322	15
NBT Bancorp, Inc.	720	16
Northwest Bancshares, Inc.	1,211	15
Old National Bancorp	1,341	18
Oritani Financial Corp.	1,156	17
PacWest Bancorp	820	20
Park National Corp.	247	17
Provident Financial Services, Inc.	1,149	17
RAIT Financial Trust (ö)	3,430	17
St. Joe Co. (The) (Æ)	1,065	20
StanCorp Financial Group, Inc.	427	17
Sterling Financial Corp. (Æ)	964	20
Susquehanna Bancshares, Inc.	1,948	19
TFS Financial Corp. (Æ)	1,625	15
TICC Capital Corp.	1,694	16
Total System Services, Inc.	751	17
Triangle Capital Corp.	831	16
Trustco Bank Corp. NY	2,855	16
Waddell & Reed Financial, Inc. Class A	564	18
Washington Federal, Inc.	1,178	20
Wintrust Financial Corp.	552	20
Zions Bancorporation	959	21

		1,059

Health Care - 10.6%
Affymetrix, Inc. (Æ)	3,328	14
AMERIGROUP Corp. Class A (Æ)	268	18
AMN Healthcare Services, Inc. (Æ)	3,277	20
Amsurg Corp. Class A (Æ)	577	16
Analogic Corp.	269	18

	Principal Amount ($) or Shares	Market Value $
AngioDynamics, Inc. (Æ)	995	12
Arthrocare Corp. (Æ)	505	14
Bio-Rad Laboratories, Inc. Class A (Æ)	160	17
Chemed Corp.	286	18
CONMED Corp.	587	18
Cooper Cos., Inc. (The)	246	20
Covance, Inc. (Æ)	328	16
Greatbatch, Inc. (Æ)	680	17
Haemonetics Corp. (Æ)	254	18
Hanger Orthopedic Group, Inc. (Æ)	957	21
Health Net, Inc. (Æ)	492	20
ICU Medical, Inc. (Æ)	342	17
LifePoint Hospitals, Inc. (Æ)	383	15
Lincare Holdings, Inc.	635	16
Magellan Health Services, Inc. (Æ)	297	14
Medicis Pharmaceutical Corp. Class A	461	17
Merit Medical Systems, Inc. (Æ)	1,083	13
Molina Healthcare, Inc. (Æ)	701	23
Myriad Genetics, Inc. (Æ)	726	17
Orthofix International NV (Æ)	450	17
Owens & Minor, Inc.	488	15
PAREXEL International Corp. (Æ)	768	21
Patterson Cos., Inc.	499	17
PerkinElmer, Inc.	809	21
Prestige Brands Holdings, Inc. (Æ)	1,549	26
PSS World Medical, Inc. (Æ)	617	16
Qiagen NV (Æ)	1,009	16
Sciclone Pharmaceuticals, Inc. (Æ)	3,336	20
Sirona Dental Systems, Inc. (Æ)	339	17
STERIS Corp.	500	16
Symmetry Medical, Inc. (Æ)	1,921	14
Techne Corp.	223	16
Teleflex, Inc.	247	15
Thoratec Corp. (Æ)	495	17
Universal Health Services, Inc. Class B	374	16
VCA Antech, Inc. (Æ)	765	18
West Pharmaceutical Services, Inc.	390	17

		724

Materials and Processing - 12.3%
A Schulman, Inc.	746	20
Acuity Brands, Inc.	305	19
AMCOL International Corp.	454	13
Aptargroup, Inc.	296	16
Beacon Roofing Supply, Inc. (Æ)	784	20
Belden, Inc.	464	18
Bemis Co., Inc.	510	16
Calgon Carbon Corp. (Æ)	1,011	16
Coeur d’Alene Mines Corp. (Æ)	514	12
Comfort Systems USA, Inc.	1,468	16
Commercial Metals Co.	1,076	16
Compass Minerals International, Inc.	196	14
Cytec Industries, Inc.	327	20
Eagle Materials, Inc.	665	24
Encore Wire Corp.	595	18
Georgia Gulf Corp. (Æ)	797	29
Gibraltar Industries, Inc. (Æ)	1,131	17

108	Russell Small Cap Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

HB Fuller Co.	664	22
Innospec, Inc. (Æ)	518	16
Interface, Inc. Class A	1,308	18
Jaguar Mining, Inc. (Æ)	2,104	10
Kaiser Aluminum Corp.	323	15
KapStone Paper and Packaging Corp. (Æ)	929	18
LB Foster Co. Class A	524	15
Louisiana-Pacific Corp. (Æ)	1,885	18
LSB Industries, Inc. (Æ)	493	19
Martin Marietta Materials, Inc.	196	17
Minerals Technologies, Inc.	265	17
Mueller Industries, Inc.	402	18
Myers Industries, Inc.	1,227	18
Neenah Paper, Inc.	818	25
Packaging Corp. of America	589	17
PH Glatfelter Co.	1,037	16
PolyOne Corp.	1,421	20
Quaker Chemical Corp.	387	15
Reliance Steel & Aluminum Co.	312	18
RPM International, Inc.	637	17
Sensient Technologies Corp.	398	15
Silgan Holdings, Inc.	394	17
Simpson Manufacturing Co., Inc.	464	15
Sonoco Products Co.	463	15
Stepan Co.	189	17
Tredegar Corp.	689	13
Universal Stainless & Alloy (Æ)	398	17
Valmont Industries, Inc.	177	21
Wausau Paper Corp.	1,997	19
Worthington Industries, Inc.	855	16
Zoltek Cos., Inc. (Æ)	1,869	21

		839

Producer Durables - 19.6%
ABM Industries, Inc.	709	17
Actuant Corp. Class A	672	19
AECOM Technology Corp. (Æ)	701	16
Alaska Air Group, Inc. (Æ)	434	16
Allegiant Travel Co. Class A (Æ)	289	16
Altra Holdings, Inc. (Æ)	848	16
Applied Industrial Technologies, Inc.	436	18
Astec Industries, Inc. (Æ)	450	16
AZZ, Inc.	362	19
BE Aerospace, Inc. (Æ)	396	18
Brady Corp. Class A	512	17
Briggs & Stratton Corp.	998	18
Brink’s Co. (The)	611	15
Bristow Group, Inc.	327	16
Carlisle Cos., Inc.	344	17
Cascade Corp.	346	17
Cintas Corp.	507	20
Consolidated Graphics, Inc. (Æ)	295	13
Convergys Corp. (Æ)	1,164	16
Copa Holdings SA Class A	233	18
Corrections Corp. of America (Æ)	734	20
Covanta Holding Corp.	1,008	16
Curtiss-Wright Corp.	457	17

	Principal Amount ($) or Shares	Market Value $
Electronics for Imaging, Inc. (Æ)	1,017	17
EMCOR Group, Inc.	587	16
EnerSys (Æ)	640	22
Ennis, Inc.	1,013	16
EnPro Industries, Inc. (Æ)	459	19
Forward Air Corp.	469	17
Franklin Electric Co., Inc.	320	16
FTI Consulting, Inc. (Æ)	351	13
G&K Services, Inc. Class A	503	17
Genpact, Ltd. (Æ)	966	16
Granite Construction, Inc.	604	17
Great Lakes Dredge & Dock Corp.	2,487	18
Greenbrier Cos., Inc. (Æ)	678	13
Harsco Corp.	729	17
Heartland Express, Inc.	1,094	16
Heidrick & Struggles International, Inc.	706	16
HNI Corp.	574	16
HUB Group, Inc. Class A (Æ)	518	19
ICF International, Inc. (Æ)	592	15
Kadant, Inc. (Æ)	736	18
Kelly Services, Inc. Class A	1,039	17
Kennametal, Inc.	395	18
Korn/Ferry International (Æ)	894	15
Lindsay Corp.	272	18
MasTec, Inc. (Æ)	940	17
MAXIMUS, Inc.	362	15
Measurement Specialties, Inc. (Æ)	537	18
Moog, Inc. Class A (Æ)	360	15
Navigant Consulting, Inc. (Æ)	1,368	19
Old Dominion Freight Line, Inc. (Æ)	388	18
Pentair, Inc.	396	19
Regal-Beloit Corp.	286	19
RR Donnelley & Sons Co.	1,002	12
Rush Enterprises, Inc. Class A (Æ)	799	17
Ryder System, Inc.	288	15
SPX Corp.	242	19
Standex International Corp.	480	20
Steelcase, Inc. Class A	1,919	18
SYKES Enterprises, Inc. (Æ)	941	15
Teledyne Technologies, Inc. (Æ)	271	17
TeleTech Holdings, Inc. (Æ)	854	14
Tetra Tech, Inc. (Æ)	672	18
Textainer Group Holdings, Ltd.	569	19
Thomas & Betts Corp. (Æ)	295	21
Towers Watson & Co. Class A	231	15
Trinity Industries, Inc.	537	18
Triumph Group, Inc.	253	16
Tutor Perini Corp. (Æ)	912	14
Unifirst Corp.	260	16
United Stationers, Inc.	449	14
URS Corp.	424	18
Waste Connections, Inc.	459	15
Watts Water Technologies, Inc. Class A	394	16
Werner Enterprises, Inc.	642	16
WESCO International, Inc. (Æ)	301	20
Zebra Technologies Corp. Class A (Æ)	397	16

		1,332

Russell Small Cap Low P/E ETF	109

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Technology - 13.6%
AboveNet, Inc. (Æ)	252	21
Acacia Research Corp. (Æ)	440	18
ACI Worldwide, Inc. (Æ)	512	21
ADTRAN, Inc.	455	14
Anaren, Inc. (Æ)	899	16
Anixter International, Inc. (Æ)	245	18
Arris Group, Inc. (Æ)	1,399	16
ATMI, Inc. (Æ)	727	17
Benchmark Electronics, Inc. (Æ)	1,108	18
Brightpoint, Inc. (Æ)	1,506	12
Brocade Communications Systems, Inc. (Æ)	2,796	16
Brooks Automation, Inc.	1,615	20
CACI International, Inc. Class A (Æ)	267	17
Compuware Corp. (Æ)	1,860	17
Comtech Telecommunications Corp.	497	16
CSG Systems International, Inc. (Æ)	992	15
DealerTrack Holdings, Inc. (Æ)	581	18
Extreme Networks (Æ)	5,117	20
GSI Group, Inc. (Æ)	1,365	16
Harmonic, Inc. (Æ)	2,801	15
II-VI, Inc. (Æ)	783	19
Ingram Micro, Inc. Class A (Æ)	835	15
Insight Enterprises, Inc. (Æ)	1,051	23
Integrated Silicon Solution, Inc. (Æ)	1,612	18
Intersil Corp. Class A	1,415	16
JDA Software Group, Inc. (Æ)	477	13
JDS Uniphase Corp. (Æ)	1,404	20
Kulicke & Soffa Industries, Inc. (Æ)	1,682	21
LeCroy Corp. (Æ)	1,692	18
LSI Corp. (Æ)	2,720	23
Mentor Graphics Corp. (Æ)	1,210	18
Micrel, Inc.	1,446	15
Microsemi Corp. (Æ)	868	19
Molex, Inc.	603	17
Monotype Imaging Holdings, Inc. (Æ)	1,014	15
Multi-Fineline Electronix, Inc. (Æ)	736	20
NCR Corp. (Æ)	881	19
Netgear, Inc. (Æ)	396	15
Plantronics, Inc.	437	18
Plexus Corp. (Æ)	564	20
Progress Software Corp. (Æ)	739	17
QLogic Corp. (Æ)	1,026	18
RF Micro Devices, Inc. (Æ)	2,415	12
Rogers Corp. (Æ)	379	15
Sanmina-SCI Corp. (Æ)	1,808	21
Scansource, Inc. (Æ)	437	16
Solera Holdings, Inc.	318	15
Super Micro Computer, Inc. (Æ)	1,126	20
Synaptics, Inc. (Æ)	472	17
SYNNEX Corp. (Æ)	524	20
VASCO Data Security International, Inc. (Æ)	1,785	19

	Principal Amount ($) or Shares		Market Value $
Websense, Inc. (Æ)	831		18
Xyratex, Ltd.	1,131		18

			929

Utilities - 6.2%
AGL Resources, Inc.	598		24
Allete, Inc.	378		16
Aqua America, Inc.	687		15
Atlantic Tele-Network, Inc.	372		14
Atmos Energy Corp.	440		14
Black Hills Corp.	459		15
California Water Service Group	816		15
CH Energy Group, Inc.	274		18
Chesapeake Utilities Corp.	350		14
Empire District Electric Co. (The)	715		15
Great Plains Energy, Inc.	715		14
Hawaiian Electric Industries, Inc.	581		15
IDT Corp. Class B	1,157		11
j2 Global, Inc.	555		16
Laclede Group, Inc. (The)	375		15
Northwest Natural Gas Co.	320		15
NorthWestern Corp.	431		15
NV Energy, Inc.	981		16
Otter Tail Corp.	694		15
Piedmont Natural Gas Co., Inc.	456		14
Premiere Global Services, Inc. (Æ)	1,819		16
South Jersey Industries, Inc.	268		13
Southwest Gas Corp.	372		16
UGI Corp.	502		14
UIL Holdings Corp.	432		15
Vectren Corp.	517		15
Westar Energy, Inc.	545		15
WGL Holdings, Inc.	351		14

			424

Total Common Stocks (cost $5,954)			6,799

Short-Term Investments - 0.3%
Russell U.S. Cash Management Fund	20,553	(¥)	21

Total Short-Term Investments (cost $21)			21

Total Investments - 100.0% (identified cost $5,975)			6,820

Other Assets and Liabilities, Net - 0.0%			2

Net Assets - 100.0%			6,822

See accompanying notes which are an integral part of the financial statements.

110	Russell Small Cap Low P/E ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$995	$—	$—	$995	14.6
Consumer Staples	240	—	—	240	3.5
Energy	257	—	—	257	3.8
Financial Services	1,042	—	17	1,059	15.5
Health Care	724	—	—	724	10.6
Materials and Processing	839	—	—	839	12.3
Producer Durables	1,332	—	—	1,332	19.6
Technology	929	—	—	929	13.6
Utilities	424	—	—	424	6.2
Short-Term Investments	—	21	—	21	0.3

Total Investments	6,782	21	17	6,820	100.0

Other Assets and Liabilities, Net					—	*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending March 31, 2012 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Small Cap Low P/E ETF	111

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Small Cap Low P/E ETF

Assets
Investments, at identified cost	$5,975
Investments, at market*	6,820
Receivables:
Dividends	5

Total assets	6,825

Liabilities
Payables:
Accrued fees to affiliates	3

Total liabilities	3

Net Assets	$6,822

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	(77)
Unrealized appreciation (depreciation) on investments	845
Additional paid-in capital	6,052

Net Assets	$6,822

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$68.22
Net assets	$6,822,367
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$21
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

112	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Small Cap Low P/E ETF*

Investment Income
Dividends	$42

Total investment income	42

Expenses
Management fees	14
Trustee and trustee related fees	9

Expenses before reductions	23
Expense reductions	(9)

Net expenses	14

Net investment income (loss)	28

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(79)
In-kind redemptions	574

Net realized gain (loss)	495

Net change in unrealized appreciation (depreciation) on investments	845

Net realized and unrealized gain (loss)	1,340

Net Increase (Decrease) in Net Assets from Operations	$1,368

*	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	113

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Small Cap Low P/E ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$28
Net realized gain (loss)	495
Net change in unrealized appreciation (depreciation)	845

Net increase (decrease) in net assets from operations	1,368

Distributions
From net investment income	(25)

Net decrease in net assets from distributions	(25)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,479

Total Net Increase (Decrease) in Net Assets	6,822

Net Assets
Beginning of period	—

End of period	$6,822

Undistributed (overdistributed) net investment income included in net assets	$2

*	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

114	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Small Cap Low P/E ETF

Financial Highlights — For the Period Ended March 31, 2012

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Small Cap Low P/E ETF
March 31, 2012*	52.94	.28	15.25	15.53	(.25)	(.25)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

116	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

68.22	29.37	6,822	.73	.45	.91	43

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	117

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell U.S. Small Cap Contrarian Index**
Inception*	28.19%	28.72%	28.71%

118	Russell Small Cap Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Small Cap Contrarian ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Contrarian Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap Contrarian Index, which is designed to select securities intended to produce performance that is similar to professional investment managers following a small cap contrarian, deep value investment discipline.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 28.19%. This is compared to the Fund’s benchmark, the Russell U.S. Small Cap Contrarian Index, which gained 28.71% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

All sectors had positive returns for the Fund and the Index. Health care was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Financial services, with an average weight of 24.8% was the best contributor to Fund and Index returns. Energy, with an average weight of 3.1%, contributed the least to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Global Cash Access Holdings Inc, Molina Healthcare Inc, and Prestige Brands Holdings Inc generated positive returns and contributed the most to Fund performance while RadioShack Corp, DHT Holdings Inc, and Bill Barrett Corp, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares October 5, 2011.

**

The Russell U.S. Small Cap Contrarian Index is designed to select securities intended to produce performance that is similar to professional investment managers following a small cap contrarian, deep value investment discipline. This discipline focuses on companies that have lagged the market but where opportunities exist for the stock price to improve. Starting with the Russell 2500® Index (an index comprised of U.S. stocks), the Index includes stocks with low historical price to sales and low book and cash flow multiples. The Index excludes stocks that have significantly outperformed the market as measured by cumulative total return over the last one to three years. The Index constituents are equally weighted. The Index is reconstituted semi-annually.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Small Cap Contrarian ETF	119

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 5, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 5, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1.281.90	$1,022.75
Expenses Paid During Period*	$2.51	$2.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the 179-day period annualized), multiplied by the average account value over the period, multiplied by 179/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized) multiplied by the average amount value over the period, multiplied by 183/366 (to reflect the one-half year period).

120	Russell Small Cap Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 13.4%
American Eagle Outfitters, Inc.	1,928	33
American Greetings Corp. Class A	1,592	24
Brown Shoe Co., Inc.	3,224	30
Citi Trends, Inc. (Æ)	3,025	35
Collective Brands, Inc. (Æ)	1,923	38
Corinthian Colleges, Inc. (Æ)	10,188	43
Dolan Co. (The) (Æ)	2,980	27
DreamWorks Animation SKG, Inc. Class A (Æ)	1,444	27
Drew Industries, Inc. (Æ)	1,236	34
Fred’s, Inc. Class A	1,995	29
Fuel Systems Solutions, Inc. (Æ)	1,508	39
GameStop Corp. Class A	1,159	25
Harris Teeter Supermarkets, Inc.	672	27
Harte-Hanks, Inc.	2,972	27
Helen of Troy, Ltd. (Æ)	897	31
International Speedway Corp. Class A	1,100	31
PF Chang’s China Bistro, Inc.	884	35
RadioShack Corp.	2,335	15
Regis Corp.	1,668	31
Rent-A-Center, Inc. Class A	745	28
Scientific Games Corp. Class A (Æ)	3,116	36
Service Corp. International	2,615	29
Skechers U.S.A., Inc. Class A (Æ)	1,991	25
Stewart Enterprises, Inc. Class A	4,309	26
Superior Industries International, Inc.	1,661	32
Thor Industries, Inc.	1,118	35
Vail Resorts, Inc.	601	26
Viad Corp.	1,445	28
Washington Post Co. (The) Class B	75	28
WMS Industries, Inc. (Æ)	1,278	30

		904

Consumer Staples - 2.8%
Cal-Maine Foods, Inc.	792	31
Core-Mark Holding Co., Inc.	696	28
Diamond Foods, Inc.	975	22
Fresh Del Monte Produce, Inc.	1,078	25
Nash Finch Co.	975	28
Pantry, Inc. (The) (Æ)	2,167	28
Spartan Stores, Inc.	1,500	27

		189

Energy - 2.8%
Basic Energy Services, Inc. (Æ)	1,423	25
Bill Barrett Corp. (Æ)	687	18
Cal Dive International, Inc. (Æ)	11,371	37
Dawson Geophysical Co. (Æ)	775	27
SEACOR Holdings, Inc. (Æ)	313	29
Tesco Corp. (Æ)	2,011	29
Unit Corp. (Æ)	530	23

		188

Financial Services - 23.9%
Allied World Assurance Co. Holdings AG	451	31

	Principal Amount ($) or Shares	Market Value $
American Equity Investment Life Holding Co.	2,423	31
American Financial Group, Inc.	745	29
Anworth Mortgage Asset Corp. (ö)	4,231	28
Argo Group International Holdings, Ltd.	923	28
Aspen Insurance Holdings, Ltd.	1,020	28
Associated Banc-Corp.	2,601	36
Astoria Financial Corp.	3,556	35
BancorpSouth, Inc.	2,741	37
BBCN Bancorp, Inc. (Æ)	2,861	32
BGC Partners, Inc. Class A	4,300	32
BlackRock Kelso Capital Corp.	3,081	30
Capstead Mortgage Corp. (ö)	2,151	28
City National Corp.	632	33
Dime Community Bancshares, Inc.	2,264	33
Dynex Capital, Inc. (ö)	3,056	29
East West Bancorp, Inc.	1,370	32
Endurance Specialty Holdings, Ltd.	741	30
Euronet Worldwide, Inc. (Æ)	1,489	31
Fidelity National Financial, Inc. Class A	1,704	31
First Citizens BancShares, Inc. Class A (Æ)	156	28
First Commonwealth Financial Corp.	5,778	35
First Niagara Financial Group, Inc.	3,046	30
Flagstone Reinsurance Holdings SA	3,307	26
GFI Group, Inc.	6,365	24
Glacier Bancorp, Inc.	2,252	34
Hercules Technology Growth Capital, Inc.	2,866	32
Horace Mann Educators Corp.	2,198	39
Hudson City Bancorp, Inc.	4,797	35
Iberiabank Corp.	543	29
Infinity Property & Casualty Corp.	467	24
Investment Technology Group, Inc. (Æ)	2,540	30
Jefferies Group, Inc.	2,348	45
KBW, Inc.	1,985	37
Kemper Corp.	982	30
Knight Capital Group, Inc. Class A (Æ)	2,122	27
MB Financial, Inc.	1,593	33
Montpelier Re Holdings, Ltd.	1,589	31
NASDAQ OMX Group, Inc. (The) (Æ)	1,021	26
Navigators Group, Inc. (The) (Æ)	574	27
Park National Corp.	444	31
Piper Jaffray Cos. (Æ)	1,296	34
Platinum Underwriters Holdings, Ltd.	778	28
Provident Financial Services, Inc.	2,067	30
Safety Insurance Group, Inc.	641	27
Selective Insurance Group, Inc.	1,629	29
Susquehanna Bancshares, Inc.	3,416	34
TCF Financial Corp.	2,689	32
Umpqua Holdings Corp.	2,164	29
Validus Holdings, Ltd.	891	28
Washington Federal, Inc.	2,079	35
Wintrust Financial Corp.	973	35

		1,618

Health Care - 7.5%
Almost Family, Inc. (Æ)	1,807	47
Community Health Systems, Inc. (Æ)	1,349	30

Russell Small Cap Contrarian ETF	121

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CONMED Corp.	1,019	30
Greatbatch, Inc. (Æ)	1,212	30
Hanger Orthopedic Group, Inc. (Æ)	1,677	37
Kindred Healthcare, Inc. (Æ)	2,162	19
Magellan Health Services, Inc. (Æ)	529	26
Molina Healthcare, Inc. (Æ)	1,238	42
Natus Medical, Inc. (Æ)	3,210	38
Owens & Minor, Inc.	870	26
PerkinElmer, Inc.	1,430	40
Prestige Brands Holdings, Inc. (Æ)	2,720	48
Symmetry Medical, Inc. (Æ)	3,455	24
Triple-S Management Corp. Class B (Æ)	1,389	32
Wright Medical Group, Inc. (Æ)	1,828	35

		504

Materials and Processing - 9.4%
A Schulman, Inc.	1,298	35
Apogee Enterprises, Inc.	2,530	33
Beacon Roofing Supply, Inc. (Æ)	1,373	35
Cabot Corp.	815	35
Comfort Systems USA, Inc.	2,568	28
Commercial Metals Co.	1,935	29
Cytec Industries, Inc.	576	35
Encore Wire Corp.	1,044	31
HB Fuller Co.	1,173	39
Interline Brands, Inc. (Æ)	1,714	37
Minerals Technologies, Inc.	462	30
Mueller Industries, Inc.	703	32
OM Group, Inc. (Æ)	1,178	32
PH Glatfelter Co.	1,866	29
Quanex Building Products Corp.	1,777	31
Schnitzer Steel Industries, Inc. Class A	577	23
Sealed Air Corp.	1,543	30
Tredegar Corp.	1,239	24
Universal Forest Products, Inc.	963	33
Wausau Paper Corp.	3,472	33

		634

Producer Durables - 19.8%
ABM Industries, Inc.	1,234	30
AECOM Technology Corp. (Æ)	1,250	28
Albany International Corp. Class A	1,105	25
Alexander & Baldwin, Inc.	717	35
Brady Corp. Class A	903	29
Brink’s Co. (The)	1,099	26
Bristow Group, Inc.	582	28
Ceradyne, Inc.	901	29
CIRCOR International, Inc.	832	28
Convergys Corp. (Æ)	2,094	28
EMCOR Group, Inc.	1,055	29
EnergySolutions, Inc. (Æ)	8,499	42
EnPro Industries, Inc. (Æ)	808	33
G&K Services, Inc. Class A	896	31
Genco Shipping & Trading, Ltd. (Æ)	3,536	22
General Cable Corp. (Æ)	1,011	29
Granite Construction, Inc.	1,086	31
Great Lakes Dredge & Dock Corp.	4,430	32

	Principal Amount ($) or Shares	Market Value $
H&E Equipment Services, Inc. (Æ)	2,113	40
Harsco Corp.	1,311	31
Heidrick & Struggles International, Inc.	1,270	28
ICF International, Inc. (Æ)	1,043	26
Kadant, Inc. (Æ)	1,313	31
Kelly Services, Inc. Class A	1,851	30
Korn/Ferry International (Æ)	1,592	27
Layne Christensen Co. (Æ)	1,071	24
Metalico, Inc. (Æ)	7,664	33
Mobile Mini, Inc. (Æ)	1,486	31
MYR Group, Inc. (Æ)	1,542	28
Orbital Sciences Corp. (Æ)	1,805	24
Orion Marine Group, Inc. (Æ)	4,462	32
Powell Industries, Inc. (Æ)	884	30
Republic Airways Holdings, Inc. (Æ)	7,063	35
RR Donnelley & Sons Co.	1,784	22
Rush Enterprises, Inc. Class A (Æ)	1,412	30
Ryder System, Inc.	518	27
SkyWest, Inc.	2,213	24
SPX Corp.	423	33
SYKES Enterprises, Inc. (Æ)	1,645	26
Teekay Tankers, Ltd. Class A	7,053	44
Tetra Tech, Inc. (Æ)	1,197	32
Trinity Industries, Inc.	946	31
Tutor Perini Corp. (Æ)	1,625	25
URS Corp.	752	32
Werner Enterprises, Inc.	1,144	28

		1,339

Technology - 9.3%
Acxiom Corp. (Æ)	2,175	32
Anaren, Inc. (Æ)	1,599	29
Arris Group, Inc. (Æ)	2,493	28
AVX Corp.	2,091	28
Benchmark Electronics, Inc. (Æ)	1,959	32
Brocade Communications Systems, Inc. (Æ)	5,028	29
CACI International, Inc. Class A (Æ)	475	30
Checkpoint Systems, Inc. (Æ)	2,219	25
Comtech Telecommunications Corp.	885	29
CSG Systems International, Inc. (Æ)	1,783	27
Digital River, Inc. (Æ)	1,676	31
Earthlink, Inc.	4,294	34
Harmonic, Inc. (Æ)	4,991	27
Ingram Micro, Inc. Class A (Æ)	1,502	28
International Rectifier Corp. (Æ)	1,275	29
Multi-Fineline Electronix, Inc. (Æ)	1,293	35
Plexus Corp. (Æ)	996	35
Sigma Designs, Inc. (Æ)	3,845	20
TeleCommunication Systems, Inc. Class A(Æ)	9,964	28
TriQuint Semiconductor, Inc. (Æ)	6,143	43
United Online, Inc.	5,124	25

		624

Utilities - 10.8%
AGL Resources, Inc.	656	26
Allete, Inc.	679	28

122	Russell Small Cap Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Atlantic Tele-Network, Inc.	648		24
Atmos Energy Corp.	791		25
Avista Corp.	1,082		28
Black Hills Corp.	826		28
CH Energy Group, Inc.	482		32
Chesapeake Utilities Corp.	624		26
Cleco Corp.	741		29
El Paso Electric Co.	776		25
Empire District Electric Co. (The)	1,285		26
Energen Corp.	529		26
Great Plains Energy, Inc.	1,286		26
Hawaiian Electric Industries, Inc.	1,033		26
Laclede Group, Inc. (The)	668		26
NorthWestern Corp.	775		27
NV Energy, Inc.	1,763		28
Ormat Technologies, Inc.	1,412		28
Otter Tail Corp.	1,248		27
Portland General Electric Co.	1,080		27
Southwest Gas Corp.	669		29
UGI Corp.	903		25
UIL Holdings Corp.	769		27
Unisource Energy Corp.	727		27
US Cellular Corp. (Æ)	613		25
Vectren Corp.	929		27
Westar Energy, Inc.	979		27

			725

Total Common Stocks (cost $5,775)			6,725

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	10,860	(¥)	11

Total Short-Term Investments (cost $11)			11

Total Investments - 99.9% (identified cost $5,786)			6,736

Other Assets and Liabilities, Net - 0.1%			4

Net Assets - 100.0%			6,740

See accompanying notes which are an integral part of the financial statements.

Russell Small Cap Contrarian ETF	123

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$904	$—	$—	$904	13.4
Consumer Staples	189	—	—	189	2.8
Energy	188	—	—	188	2.8
Financial Services	1,618	—	—	1,618	23.9
Health Care	504	—	—	504	7.5
Materials and Processing	634	—	—	634	9.4
Producer Durables	1,339	—	—	1,339	19.8
Technology	624	—	—	624	9.3
Utilities	725	—	—	725	10.8
Short-Term Investments	—	11	—	11	0.2

Total Investments	6,725	11	—	6,736	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

124	Russell Small Cap Contrarian ETF

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Small Cap Contrarian ETF

Assets
Investments, at identified cost	$5,786
Investments, at market*	6,736
Receivables:
Dividends	7

Total assets	6,743

Liabilities
Payables:
Accrued fees to affiliates	3

Total liabilities	3

Net Assets	$6,740

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3
Accumulated net realized gain (loss)	(93)
Unrealized appreciation (depreciation) on investments	950
Additional paid-in capital	5,880

Net Assets	$6,740

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$67.40
Net assets	$6,740,111
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$11
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	125

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Small Cap Contrarian ETF*

Investment Income
Dividends	$94

Total investment income	94

Expenses
Management fees	23
Trustee and trustee related fees	15

Expenses before reductions	38
Expense reductions	(15)

Net expenses	23

Net investment income (loss)	71

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(94)
In-kind redemptions	1,664

Net realized gain (loss)	1,570

Net change in unrealized appreciation (depreciation) on investments	950

Net realized and unrealized gain (loss)	2,520

Net Increase (Decrease) in Net Assets from Operations	$2,591

*	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

126	Statements of Operations

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell Small Cap Contrarian ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$71
Net realized gain (loss)	1,570
Net change in unrealized appreciation (depreciation)	950

Net increase (decrease) in net assets from operations	2,591

Distributions
From net investment income	(67)

Net decrease in net assets from distributions	(67)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,216

Total Net Increase (Decrease) in Net Assets	6,740

Net Assets
Beginning of period	—

End of period	$6,740

Undistributed (overdistributed) net investment income included in net assets	$3

*	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	127

Russell Exchange Traded Funds Trust

Russell Small Cap Contrarian ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Small Cap Contrarian ETF
March 31, 2012*	52.93	.43	14.48	14.91	(.44)	(.44)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

128	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

67.40	28.19	6,740	.74	.45	1.40	57

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	129

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Notes to Schedules of Investments — March 31, 2012

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(¥)	Unrounded units.

Abbreviations:

ADR - American Depositary Receipt

130	Notes to Schedules of Investments

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements — March 31, 2012

1.	Organization

Russell Exchange Traded Funds Trust (the “Investment Company” or “RET”) is a series investment company comprised of 26 different investment portfolios that were in operation as of March 31, 2012. These financial statements report on 10 of these Funds (each a “Fund” and collectively, the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Delaware statutory trust under an Amended and Restated Agreement and Declaration of Trust dated August 31, 2011 (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The investment objective of the Funds is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. The date the shares began trading on the secondary market is the “commencement of operations” date.

The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Funds Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks and exchange traded funds that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements	131

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

Investments in other mutual funds (including unregistered collective vehicles) are valued at their net asset value per share, and are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAVs for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of events that could trigger fair value pricing of one or more securities are: a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When

RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund, if considered material.

In 2011, the Financial Accounting Standards Board (“FASB”) issued an update to requirements relating to fair valuation measurements which represent amendments to achieve common fair value measurements and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011. Management does not believe the adoption of this update will have a material impact on the Funds’ financial statements.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

132	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Delaware statutory trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability if any, for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

For all Funds, income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in wash sale deferrals and certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

ETF Specific Risk

The Funds are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Funds may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Funds’ return to be lower or higher than if the Fund employed an active strategy.

Notes to Financial Statements	133

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

The Funds’ return may not match or achieve a high degree of correlation with the return of the Index due to security mismatches, operating expenses, transaction costs, cash flows and operational inefficiencies.

3.	Investment Transactions

Securities

During the period ended March 31, 2012, purchases and sales of the Funds (excluding investments held for short-term purposes and in-kind transactions) were as follows:

	Purchases	Sales

Russell Aggressive Growth ETF	$1,923,389	$3,329,495
Russell Consistent Growth ETF	3,838,224	5,205,130
Russell Growth at a Reasonable Price ETF	2,459,509	2,457,112
Russell Contrarian ETF	1,475,634	3,186,988
Russell Equity Income ETF	8,882,817	8,933,325
Russell Low P/E ETF	3,527,444	5,335,469
Russell Small Cap Aggressive Growth ETF	2,090,064	2,074,992
Russell Small Cap Consistent Growth ETF	1,324,378	1,297,203
Russell Small Cap Low P/E ETF	2,736,631	2,738,327
Russell Small Cap Contrarian ETF	5,296,959	5,315,931

For the period ended March 31, 2012, the purchases and sales of the Funds resulting from in-kind transactions were:

	Purchases	Sales

Russell Aggressive Growth ETF	$9,730,005	$3,276,600
Russell Consistent Growth ETF	42,530,029	12,685,936
Russell Growth at a Reasonable Price ETF	38,231,279	14,074,144
Russell Contrarian ETF	9,566,240	2,742,655
Russell Equity Income ETF	73,685,171	24,166,020
Russell Low P/E ETF	14,514,266	7,376,573
Russell Small Cap Aggressive Growth ETF	16,187,070	11,538,379
Russell Small Cap Consistent Growth ETF	16,515,218	11,805,036
Russell Small Cap Low P/E ETF	11,385,973	5,916,471
Russell Small Cap Contrarian ETF	16,648,413	12,424,640

Because gains and losses resulting from such in-kind transactions are not taxable to the Funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net assets per share. The realized in-kind gains or losses for the period ended March 31, 2012 are disclosed in the Funds’ Statements of Operations.

4.	Related Party Transactions, Fees and Expenses

Russell Investment Management Company (“RIMCo”) advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RET and RIMCo.

The Funds may also invest their cash reserves (the “Cash Balances”) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC. As of March 31, 2012, the Funds presented herein have invested $266,175 in the Russell U.S. Cash Management Fund.

The management fees specified in the table below are based upon the average daily net assets of the Funds and are payable monthly. The Adviser pays all of the expenses of the Funds other than the management fee and distribution fees pursuant to the Funds’ Supervision and Management Agreements, if any, brokerage expenses, taxes, interest fees, litigation expenses, acquired fund fees and other extraordinary expenses.

Annual Rate

Russell Aggressive Growth ETF	0.37%
Russell Consistent Growth ETF	0.37
Russell Growth at a Reasonable Price ETF	0.37
Russell Contrarian ETF	0.37
Russell Equity Income ETF	0.37

134	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

Annual Rate

Russell Low P/E ETF	0.37%
Russell Small Cap Aggressive Growth ETF	0.45
Russell Small Cap Consistent Growth ETF	0.45
Russell Small Cap Low P/E ETF	0.45
Russell Small Cap Contrarian ETF	0.45

The following shows the amount of the management fees paid by the Funds for the period ended March 31, 2012:

Management

Russell Aggressive Growth ETF	$15,274
Russell Consistent Growth ETF	50,530
Russell Growth at a Reasonable Price ETF	48,969
Russell Contrarian ETF	14,296
Russell Equity Income ETF	99,065
Russell Low P/E ETF	23,716
Russell Small Cap Aggressive Growth ETF	13,353
Russell Small Cap Consistent Growth ETF	13,534
Russell Small Cap Low P/E ETF	14,071
Russell Small Cap Contrarian ETF	22,701

Waivers and Reimbursements

The Adviser has voluntarily agreed to waive trustee and trustee related expenses paid by the Funds. For the period ended March 31, 2012, the total trustee and trustee related fees waived amounted to:

Trustee

Russell Aggressive Growth ETF	$14,339
Russell Consistent Growth ETF	42,460
Russell Growth at a Reasonable Price ETF	45,627
Russell Contrarian ETF	13,618
Russell Equity Income ETF	79,429
Russell Low P/E ETF	21,106
Russell Small Cap Aggressive Growth ETF	8,133
Russell Small Cap Consistent Growth ETF	8,255
Russell Small Cap Low P/E ETF	8,793
Russell Small Cap Contrarian ETF	14,544

Accrued Fees Payable to Affiliate

Accrued fees payable to affiliate for the period ended March 31, 2012 were as follows:

	Russell Aggressive Growth ETF	Russell Consistent Growth ETF	Russell Growth at a Reasonable Price ETF	Russell Contrarian ETF	Russell Equity Income ETF

Management fees	$1,631	$9,997	$8,116	$1,479	$19,024

	Russell Low P/E ETF	Russell Small Cap Aggressive Growth ETF	Russell Small Cap Consistent Growth ETF	Russell Small Cap Low P/E ETF	Russell Small Cap Contrarian ETF

Management fees	$1,545	$2,441	$2,457	$2,572	$2,548

Concentration of Secondary Market Shareholder Interests

As of March 31, 2012, the Russell Equity I Fund, a Russell Trust Company Fund and a related party to the Funds, holds investments in the secondary market of the following funds and amounts:

Fund	Market Value
Russell Equity Income ETF	$51,676,206
Russell Growth at a Reasonable Price ETF	23,038,329
Russell Consistent Growth ETF	24,830,773

Such concentration of shareholder interests could have a material impact on the Funds.

Notes to Financial Statements	135

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

Board of Trustees

For all Funds of the Investment Company, each independent Trustee is paid a retainer of $70,000 per year, $5,000 for each regular quarterly meeting attended in person, and $2,500 for each Audit Committee meeting and Nominating and Governance Committee meeting. Each Trustee receives a $1,250 fee for attending the quarterly meeting by phone instead of receiving the full fee had the member attended in person. The Trustees are also compensated for out of pocket expenses. The Audit Committee Chair and Nominating and Governance Chair are each paid a fee of $12,000 and $6,000, respectively, per year. The Chairman of the Board receives additional annual compensation of $20,000.

5.	Federal Income Taxes

At March 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

	No Expiration
	Short-term	Long-term	Totals

Russell Aggressive Growth ETF	$339,370	$—	$339,370
Russell Consistent Growth ETF	417,131	—	417,131
Russell Growth at a Reasonable Price ETF	59,771	—	59,771
Russell Contrarian ETF	252,193	—	252,193
Russell Equity Income ETF	160,077	—	160,077
Russell Low P/E ETF	299,575	—	229,575

At March 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Russell Aggressive Growth ETF	Russell Consistent Growth ETF	Russell Growth at a Reasonable Price ETF	Russell Contrarian ETF	Russell Equity Income ETF

Cost of Investments	$4,759,219	$28,133,061	$23,396,464	$4,645,462	$50,769,439

Unrealized Appreciation	$677,183	$4,503,929	$2,950,944	$342,878	$6,088,155
Unrealized Depreciation	(153,673)	(282,273)	(245,990)	(223,112)	(280,934)

Net Unrealized Appreciation (Depreciation)	$523,510	$4,221,656	$2,704,954	$119,766	$5,807,221

Undistributed Ordinary Income	$1,397	$11,693	$10,351	$3,741	$37,528
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(339,370)	$(417,131)	$(59,771)	$(252,193)	$(160,077)
Tax Composition of Distributions
Ordinary Income	$27,513	$144,226	$191,046	$65,111	$612,115
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell Low P/E ETF	Russell Small Cap Aggressive Growth ETF	Russell Small Cap Consistent Growth ETF	Russell Small Cap Low P/E ETF	Russell Small Cap Contrarian ETF
Cost of Investments	$4,976,176	$5,768,028	$5,890,635	$5,975,213	$5,787,197

Unrealized Appreciation	$378,356	$914,870	$775,420	$911,513	$1,034,909
Unrealized Depreciation	(395,577)	(189,246)	(130,759)	(66,880)	(85,738)

Net Unrealized Appreciation (Depreciation)	$(17,221)	$725,624	$644,661	$844,633	$949,171

Undistributed Ordinary Income	$3,800	$1,368	$5,083	$1,910	$3,280
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(299,575)	$—	$—	$—	$—
Tax Composition of Distributions
Ordinary Income	$121,934	$2,448	$7,582	$25,452	$67,009
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

136	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2011 to March 31, 2012, and treat it as arising in the fiscal year 2012. As of March 31, 2012, the Funds had realized capital losses as follows:

Fund
Russell Aggressive Growth ETF	$42,147
Russell Consistent Growth ETF	29,449
Russell Contrarian ETF	150,809
Russell Equity Income ETF	514,346
Russell Small Cap Aggressive Growth ETF	140,923
Russell Small Cap Consistent Growth ETF	96,191
Russell Small Cap Low P/E ETF	77,142
Russell Small Cap Contrarian ETF	91,590

6.	Fund Share Transactions (amounts in thousands)

As of March 31, 2012, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Investment Company. Shares are created and redeemed by the Funds at their NAV only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Funds are not redeemable. The Shares are listed on either the New York Stock Exchange (“NYSE”) Arca (“NYSE Arca” or the “Exchange”), or the NASDAQ Stock Market LLC (“NASDAQ” or the “Exchange”) subject to notice of issuance. The Shares trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ Custodian. A Creation Unit of a Fund consists of at least 50,000 Shares. Transactions in shares for the Funds for the period ended March 31, 2012 were as follows:

	2012*
	Shares	Dollars

Russell Aggressive Growth ETF
Shares created	200	$9,753
Shares redeemed	(100)	(4,697)

Total increase (decrease)	100	5,056

	2012*
	Shares	Dollars

Russell Consistent Growth ETF
Shares created	900	$42,625
Shares redeemed	(300)	(14,126)

Total increase (decrease)	600	28,499

	2012*
	Shares	Dollars

Russell Growth at a Reasonable Price ETF
Shares created	800	$38,314
Shares redeemed	(300)	(14,120)

Total increase (decrease)	500	24,194

	2012*
	Shares	Dollars

Russell Contrarian ETF
Shares created	200	$9,585
Shares redeemed	(100)	(4,466)

Total increase (decrease)	100	5,119

Notes to Financial Statements	137

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

6.	Fund Share Transactions (amounts in thousands) (continued)

	2012*
	Shares	Dollars

Russell Equity Income ETF
Shares created	1,600	$73,801
Shares redeemed	(500)	(24,162)

Total increase (decrease)	1,100	49,639

	2012*
	Shares	Dollars

Russell Low P/E ETF
Shares created	400	$19,467
Shares redeemed	(300)	(14,130)

Total increase (decrease)	100	5,337

	2012**
	Shares	Dollars

Russell Small Cap Aggressive Growth ETF
Shares created	300	$16,219
Shares redeemed	(200)	(11,539)

Total increase (decrease)	100	4,680

	2012**
	Shares	Dollars

Russell Small Cap Consistent Growth ETF
Shares created	300	$16,547
Shares redeemed	(200)	(11,795)

Total increase (decrease)	100	4,752

	2012***
	Shares	Dollars

Russell Small Cap Low P/E ETF
Shares created	200	$11,409
Shares redeemed	(100)	(5,930)

Total increase (decrease)	100	5,479

	2012***
	Shares	Dollars

Russell Small Cap Contrarian ETF
Shares created	300	$16,681
Shares redeemed	(200)	(12,465)

Total increase (decrease)	100	4,216

*	For the period May 18, 2011 (commencement of operations) to March 31, 2012.
**	For the period October 4, 2011 (commencement of operations) to March 31, 2012.
***	For the period October 5, 2011 (commencement of operations) to March 31, 2012.

138	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFs™

Notes to Financial Statements, continued — March 31, 2012

7.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

As of March 31, 2012, there were no restricted securities held by a fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

8.	Subsequent Events

Management has evaluated events or transactions that may have occurred since March 31, 2012, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would required further disclosure within the financial statements.

Notes to Financial Statements	139

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell Aggressive Growth ETF, Russell Consistent Growth ETF, Russell Growth at a Reasonable Price ETF, Russell Contrarian ETF, Russell Equity Income ETF, Russell Low P/E ETF, Russell Small Cap Aggressive Growth ETF, Russell Small Cap Consistent Growth ETF, Russell Small Cap Low P/E ETF and Russell Small Cap Contrarian ETF (ten of the portfolios constituting the Russell Exchange Traded Funds Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

May 29, 2012

140	Report of Independent Registered Public Accounting Firm

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Frequency Distribution of Discounts and Premiums — March 31, 2012 (Unaudited)

The chart below presents information about differences between the per share NAV of the Funds and the market trading price of shares of the Funds. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

	Russell Aggressive Growth ETF		Russell Consistent Growth ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 0.20% and Less than 1.00%	3	0.94%	3	0.94%
Greater than 0.05% and Less than 0.20%	24	7.50%	47	14.69%
Between 0.05% and -0.05%	244	76.25%	226	70.62%
Greater than -0.05% and Less than -0.20%	49	15.31%	44	13.75%
Greater than -0.20% and less than -1.00%	—	0.00%	—	0.00%

	320	100.00%	320	100.00%

	Growth at a Reasonable Price ETF		Russell Contrarian ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 0.20% and Less than 1.00%	4	1.25%	1	0.31%
Greater than 0.05% and Less than 0.20%	78	24.37%	7	2.19%
Between 0.05% and -0.05%	208	65.00%	269	84.06%
Greater than -0.05% and Less than -0.20%	30	9.38%	42	13.13%
Greater than -0.20% and Less than -1.00%	—	0.00%	1	0.31%

	320	100.00%	320	100.00%

	Russell Equity Income ETF		Russell Low P/E ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days	Percentage of Total Days

Greater than 0.20% and Less than 1.00%	3	0.94%	7	2.19%
Greater than 0.05% and Less than 0.20%	47	14.69%	77	24.06%
Between 0.05% and -0.05%	232	72.50%	195	60.94%
Greater than -0.05% and Less than -0.20%	34	10.62%	41	12.81%
Greater than -0.20% and Less than -1.00%	4	1.25%	—	0.00%

	320	100.00%	320	100.00%

	Russell Small Cap Aggressive Growth ETF		Russell Small Cap Consistent Growth ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days	Percentage of Total Days

Greater than 1.00%	1	0.55%	—	0.00%
Greater than 0.20% and Less than 1.00%	—	0.00%	—	0.00%
Greater than 0.05% and Less than 0.20%	6	3.31%	14	7.73%
Between 0.05% and -0.05%	27	14.92%	44	24.31%
Greater than -0.05% and Less than -0.20%	31	17.13%	63	34.81%
Greater than -0.20% and Less than -1.00%	116	64.09%	60	33.15%

	181	100.00%	181	100.00%

Frequency Distribution of Discounts and Premiums	141

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Frequency Distribution of Discounts and Premiums, continued — March 31, 2012 (Unaudited)

	Russell Small Cap Low P/E ETF		Russell Small Cap Contrarian ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days	Percentage of Total Days

Greater than 0.20% and Less than 1.00%	—	0.00%	33	18.33%
Greater than 0.05% and Less than 0.20%	9	5.00%	45	25.00%
Between 0.05% and -0.05%	42	23.33%	81	45.00%
Greater than -0.05% and Less than -0.20%	31	17.22%	20	11.11%
Greater than -0.20% and Less than -1.00%	98	54.45%	1	0.56%

	180	100.00%	180	100.00%

*	Number of days are based on inception date which is one day prior to commencement of operations.

142	Frequency Distribution of Discounts and Premiums

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Tax Information — March 31, 2012 (Unaudited)

For the tax year ended March 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended March 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell Aggressive Growth ETF	100.0%
Russell Consistent Growth ETF	100.0%
Russell Growth at a Reasonable Price ETF	100.0%
Russell Equity Income ETF	100.0%
Russell Low P/E ETF	100.0%
Russell Contrarian ETF	100.0%
Russell Small Cap Aggressive Growth ETF	100.0%
Russell Small Cap Consistent Growth ETF	100.0%
Russell Small Cap Low P/E ETF	100.0%
Russell Small Cap Contrarian ETF	100.0%

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information	143

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Shareholder Requests for Additional Information — March 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (888) 775-7837, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RET’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (888) 775-3837, (ii) at www.russelletfs.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copes of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

144	Shareholder Requests for Additional Information

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Basis for Approval of Investment Advisory Contracts (Unaudited)

The Board of Trustees, including all of the Independent Trustees, considered and approved the management agreement with RIMCo (the “RIMCo Agreement”) with respect to Russell Small Cap Aggressive Growth ETF, Russell Small Cap Consistent Growth ETF, Russell Small Cap Low P/E ETF and Russell Small Cap Contrarian ETF (the “Funds”) at a meeting held in person on August 31, 2011 (the “Agreement Evaluation Meeting”). In preparation for the Agreement Evaluation Meeting, the Board considered (1) information, reports and analyses prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds at this and prior meetings; and (2) information (the “Comparative Information”) received from RIMCo comparing the operating expenses of each of the Funds with other peer funds not managed by RIMCo within a subset of US equity ETFs chosen by RIMCo using data provided by National Stock Exchange and industry information provided by Morningstar, each an independent third party. In the case of each Fund its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and such Comparable Funds are collectively hereinafter referred to as the Fund’s “Expense Universe.” The foregoing information provided by RIMCo is collectively called the “Agreement Evaluation Information.” In connection with their consideration of the RIMCo Agreement, the Trustees had previously received and reviewed a memorandum from counsel to the Funds discussing the legal standards for their consideration of the adoption of the RIMCo Agreement.

At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed approval of the RIMCo Agreement with management and counsel to the Funds. Presentations made by RIMCo to the Board as part of this review encompassed the Funds. The discussion below reflects these reviews.

The Board considered that RIMCo is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement. RIMCo is responsible for investing the assets of each Fund in accordance with such Fund’s investment objective and policies.

The Board considered that each Fund is passively managed, which means that the investment objective of each Fund is to seek investment results that closely correspond to the total return of such Fund’s corresponding index (each, an “Underlying Index”).

In addition to these general factors relating to the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The management fee to be paid by the Fund to RIMCo (the “Management Fee”) and the fact that it encompasses fees paid by the Fund for other services provided by RIMCo, its affiliates and other parties to the Fund, including services provided under the Supervision and Operational, Administrative, Fund Accounting, Master Custodian, Transfer Agency and Service, and Distribution Agreements;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses to be incurred by the Fund; and

5.	Information provided by RIMCo at prior meetings as to the profits that RIMCo expects to derive from the Fund’s operations.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board considered that RIMCo’s investment management functions would consist of two primary roles: managing each Fund’s portfolio and producing the daily creation and redemption baskets.

With respect to managing the Funds’ portfolios, RIMCo reported, and the Board considered, that to meet the investment objective of each Fund, RIMCo intends to employ a full replication strategy. In this strategy, a Fund generally invests in all of the stocks comprising its Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in the same weighting as the Underlying Index. In those circumstances, a Fund may purchase a sample of stocks in the Underlying Index. RIMCo reported, and the Board considered, that there may also be instances in which RIMCo may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which RIMCo believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques.

With respect to producing the daily creation and redemption baskets, RIMCo reported, and the Board considered, that RIMCo will instruct the Funds’ custodian as to the basket of securities for each Fund’s creation and redemption file. RIMCo will review the creation and redemption files that are published to the exchange by the custodian on a daily basis for reasonableness and accuracy.

Basis for Approval of Investment Advisory Contracts	145

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo also reported, and the Board considered, that on an ongoing basis, RIMCo will provide rebalancing, trade execution and account reconciliation services for the Funds.

RIMCo reported, and the Board considered, that at the time of the Agreement Evaluation Meeting, the Funds had not yet commenced operations and, therefore, no performance data was available for the Funds.

With respect to the Management Fee for each of Russell Small Cap Aggressive Growth ETF, Russell Small Cap Consistent Growth ETF, Russell Small Cap Low P/E ETF and Russell Small Cap Contrarian ETF, the Comparative Information showed that the Management Fee for each Fund was ranked in the third quintile of its Expense Universe. RIMCo reported, and the Board considered, that RIMCo believes these Funds track indexes that are representative of the analysis done by active managers and therefore merit fees that are higher than those of the more traditional passively managed ETFs contained in the Funds’ Expense Universe. The comparisons were based upon the latest fiscal years for the Expense Universe Funds.

The Board considered for each Fund whether economies of scale would be realized and whether the Management Fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board considered that RIMCo does not expect that economies of scale will be experienced in the near-term and that RIMCo expects to initially operate the Funds at a loss.

On the basis of the Agreement Evaluation Information, other information presented at or in connection with the Agreement Evaluation Meeting by RIMCo and information provided at prior meetings, the Board, in respect of each Fund, determined, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Management Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of each Fund was comparable to those of its Comparable Funds; (3) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (4) RIMCo’s anticipated profitability with respect to the Funds was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement that was all-important or controlling, and each Trustee may have attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

146	Basis for Approval of Investment Advisory Contracts

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Disclosure of Information about Fund Trustees and Officers — March 31, 2012

(Unaudited)

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below. Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
James Polisson* Born: November 11, 1959	Trustee	Since 2011	Managing Director and Head of Global ETF Business, Frank Russell Company (2010 to present); and Chief Marketing Officer, Barclays Global Investors/iShares ETFs (2005 to 2010).	26	None.
INDEPENDENT TRUSTEES
Evelyn S. Dilsaver Born: May 4, 1955	Trustee, Chair since 2012	Since 2011	Corporate Director, Charles Schwab Investment Management (2003 to 2007); and President and Chief Executive Officer, Charles Schwab Investment Management (2004 to 2007).	26	Aeropostale, Inc. (retailer) (2008 to present); High Mark Funds (2008 to present); and Tempur-pedic, Int’l. (retailer) (2010 to present).

Jane A. Freeman Born: July 15, 1953	Trustee, Chair of Audit Committee since 2011	Since 2011	Consultant (2008 to present); and Executive Vice President and Chief Financial Officer, Scientific Learning (Educational Support Services) (1999 to 2008).	26	Harding Loevner Funds (Lead Director since 2008).

Lee T. Kranefuss** Born: September 27, 1961	Trustee	Since 2011	Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors (“BGI”) (2008 to 2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005 to 2008); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); and Director and Chairman of Barclays Global Investors Services (since 2005).	26	Barclays Global Investors Funds and Master Investment Portfolio (2001 to present).

Daniel O. Leemon Born: October 25, 1953	Trustee	Since 2011	Retired.	26	Director, Corporate Executive Board (2003 to present).

Disclosure of Information about Fund Trustees and Officer	147

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Disclosure of Information about Fund Trustees and Officers, continued — March 31, 2012

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Ernest L. Schmider Born: July 4, 1957	Trustee, Chairman of Nominating and Governance Committee since 2012	Since 2011	Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 to 2009).	26	None.

148	Disclosure of Information about Fund Trustees and Officer

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

Disclosure of Information about Fund Trustees and Officers, continued — March 31, 2012

(Unaudited)

	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
OFFICERS
James Polisson* Born: November 11, 1959	President and Chief Executive Officer	Since 2011; until successor is chosen and qualified by Trustees	Managing Director and Head of Global ETF Business, FRC; Chief Marketing Officer, Barclays Global Investors/ iShares ETFs, 2005–2010	N/A
Mark E. Swanson Born: November 26, 1963	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified by Trustees	Treasurer, Chief Accounting Officer and CFO, Russell Investment Company and Russell Investment Funds; Director, Funds Administration, RIMCo, Russell Fund Services Company, Russell Trust Company (a non-depository trust company), and Russell Financial Services, Inc.; and Treasurer and Principal Accounting Officer, SSgA Funds	N/A
Mary Beth Rhoden Born: April 25, 1969	Secretary and Chief Legal Officer	Since 2011; until successor is chosen and qualified by Trustees	Associate General Counsel, FRC; Assistant Secretary, Russell Investment Company and Russell Investment Funds, 1999–2010; Secretary, RIMCo, Russell Fund Services Company and Russell Financial Services, Inc.; and Secretary and Chief Legal Officer, Russell Investment Company and Russell Investment Funds	N/A
Cheryl Wichers Born December 16, 1966	Chief Compliance Officer since 2005	Until removed by Independent Trustees

Chief Compliance Officer, RIC;

Chief Compliance Officer, RIF;

Chief Compliance Officer, RIMCo;

Chief Compliance Officer, RFSC;

Chief Compliance Officer, Russell Exchange Traded Funds Trust

April 2002–May 2005, Manager, Global Regulatory Policy

N/A

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012.

Disclosure of Information about Fund Trustees and Officer	149

Russell Exchange Traded Funds Trust

Russell Investment Discipline ETFsTM

1301 Second Avenue, Seattle, Washington 98101

(888) 775-3837

Interested Trustee

James Polisson*

Independent Trustees

Evelyn S. Dilsaver

Jane A. Freeman

Lee T. Kranefuss**

Daniel O. Leemon

Ernest L. Schmider

Officers

James Polisson, President and Chief Executive Officer

Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

Mary Beth Rhoden, Secretary and Chief Legal Officer

Cheryl Wichres, Chief Compliance Officer

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(888) 775-3837

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 Fifth Avenue, Suite 1900

Seattle, WA 98101

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Exchange Traded Funds Trust. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

150	Adviser and Service Providers

Russell Exchange Traded Funds Trust	1301 Second Avenue	888-775-3837
	Seattle, Washington 98101	www.russelletfs.com

2012 ANNUAL REPORT

Russell Exchange

Traded Funds Trust

Russell Factor ETFs™

MARCH 31, 2012

FUND

Russell 1000 Low Beta ETF

Russell 1000 High Beta ETF

Russell 1000 Low Volatility ETF

Russell 1000 High Volatility ETF

Russell 1000 High Momentum ETF

Russell 2000 Low Beta ETF

Russell 2000 High Beta ETF

Russell 2000 Low Volatility ETF

Russell 2000 High Volatility ETF

Russell 2000 High Momentum ETF

Russell Developed ex-U.S. Low Beta ETF

Russell Developed ex-U.S. Low Volatility ETF

Russell Developed ex-U.S. High Momentum ETF

Russell Exchange Traded Funds Trust

Russell Exchange Traded Funds Trust is a series investment company with 26 different investment portfolios referred to as Funds. These financial statements report on 13 of these Funds.

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Annual Report

March 31, 2012

Russell Exchange Traded Funds Trust.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through ALPS Distributors, Inc. member FINRA, not affiliated with Russell Investments.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance may be obtained by visiting www.russelletfs.com/Products.

To Our Shareholders

I am pleased to present you with Russell Exchange Traded Funds 2012 Annual Report for the fiscal year ending March 31, 2012. Inside you’ll find portfolio management discussions and fund performance information.

Although the past 12 months proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people. For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach.

During the fiscal year ended March 31, 2012, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall and winter. Market volatility made the journey even more unsettling for many investors. Moving into 2012, however, equity markets showed improvement with strong gains. Investors reacted positively to the improved credit conditions in Europe and the Russell Global Large Cap Index rose 12.1% making it the best start to the year for equities since 1998. Equity markets within the U.S. also posted positive returns for the three months of 2012 with the Russell 1000 Index returning 12.90% for the quarter. Positive news on the U.S economy and better than expected housing and unemployment data also contributed to the early 2012 gains.

Volatile markets — like those we endured during the fiscal year — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market fluctuations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

James G. Polisson

Managing Director

CEO, Russell Exchange Traded Funds

To Our Shareholders	3

Russell Exchange Traded Funds Trust

Market Summary as of March 31, 2012 — (Unaudited)

Global equity markets continued the turnaround that began in the previous quarter with strong gains in January and February. Investors increasingly reacted positively to the improved credit conditions in Europe following the European Central Bank’s (ECB) successful Long-Term Refinancing Operations (LTRO). The program injected €1 trillion worth of liquidity into eurozone banks, eliminating the probability of a Lehman-like event. This provided clarity on policy and significantly reduced liquidity risk. The Russell Global Large Cap Index rose 12.1 percent, making it the best start to the year for equities since 1998. In addition to the growing relief about Europe, investors took heart from the continued flow of positive news on the U.S. economy, most notably better than expected housing and unemployment data.

Given the constructive tone of equity markets and risk assets in general, it was not surprising to see emerging markets (EM) outperforming developed markets by 2.3 percent, with Eastern Europe leading. However, there was a notable change of tone in March, as concerns about slowing Chinese growth caused EM to underperform developed markets by 4.6 percent. Within the developed markets, the U.S. was the strongest major market in U.S. dollar terms followed closely by Europe, which saw a growing divergence between core eurozone countries such as Germany and Austria, which were among the strongest markets globally, and peripheral countries such as Spain and Portugal, which barely rose.

Within Asia, Japan was the strongest market in local currency terms, but the surprise announcement by the Bank of Japan that it would target inflation prompted a significant depreciation in the Japanese yen, resulting in significantly lower U.S. dollar returns.

The improving market conditions also extended into bond markets as systemic risk dissipated, market volatility decreased and credit spreads tightened. Near-term Greek pressure was alleviated as private borrowers agreed on terms of a principal write-down (with the triggering of attendant credit default swaps realizing little-to-no market disruption) and the German parliament approved a second bailout of €130 billion. The events played out over a backdrop of ongoing global central bank easing (including the U.S. Federal Reserve’s pledge to extend its hold into 2014), positive U.S. economic data, and somewhat decreasing concerns of a China hard landing. While the end of the quarter was marked by some disappointment that eurozone finance ministers limited fresh “firewall” funds to €500 billion, overall, events drove positive sentiment in risk assets with Pan-European banks returning an astounding 24 percent and the lowest quality global credits (rated Ca to D) returning 13 percent.

Peripheral European sovereign debt, which had been struggling, rebounded with strong returns. The positive environment helped capital to continue to pour into emerging market debt funds, bolstering their solid returns of 6 percent. Subprime mortgages did well, due in part to the Federal Reserve selling the remainder of its Maiden Lane II portfolio privately and some indications that the housing market may be nearing the bottom.

The U.S. equity market produced strong returns during the first quarter of 2012. The Russell 1000 Index returned 12.90% for the quarter, posting positive returns in each of the three months. During the quarter, the Russell 1000 Growth Index was up 14.69% while the Russell 1000 Value Index returned 11.12%.

The technology sector was the best performing sector within the Russell 1000 Index. Performance within technology was led by computer technology companies, most notably Apple Inc. which returned 48.08%. After being out of favor during 2011, the financial services sector posted the second strongest return of any sector in the Russell 1000 Index for the first quarter. Diversified banks, including Bank of America and SunTrust Banks, were some of the sector’s best performers. Stocks within the utilities and energy sectors lagged the overall market. Utilities stocks struggled to keep pace with the market as many investors came to believe that the relative valuation of the sector had become excessive due to outperformance in 2011. Within the energy sector, coal stocks fared the worst, due to a combination of a warm winter in the much of the U.S., natural gas substitution, and the prospect of new regulations from the Environmental Protection Agency (EPA).

The factor environment generally favored stocks with higher growth prospects and more cyclical earnings patterns. Stocks with high beta performed well, as did stocks with above average historical earnings per share growth and high

4	Market Summary

Russell Exchange Traded Funds Trust

growth forecasts. Stocks with high dividend yields underperformed the market, as did stocks with high debt to capital ratios. The underperformance of stocks of the most leveraged companies was one factor that deviated from what many thought of as a “risk on” theme during the quarter.

Headline economic data in the United States was generally positive. Year over year GDP growth within the United States was positive and above 3.5% for the months of December 2011, January 2012 and February 2012. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012. While the price of a barrel of Brent crude oil rose 14.43% during the quarter, the price of West Texas Intermediate, a harbinger of fuel prices in the U.S., rose 4.24% to $103.02 per barrel. The general increase in gasoline prices in the U.S. was of concern for investors and politicians during the quarter, with President Obama reportedly considering actions to release strategic petroleum reserves in hopes of lowering the price of crude oil and related products. However many oil analysts and political pundits noted that the bigger problem was a shortage of refining capacity and downplayed the ultimate impact on gasoline prices from a release of crude oil.

Correlations among U.S. stocks remained at average levels relative to history and much lower levels than those reached during the third quarter of 2011. The Chicago Board Options Exchange Volatility Index (“VIX”) also remained in line with longer term average levels during the quarter, and declined from 23.4 at the beginning to 15.5 at the end of the first quarter.

Market Summary	5

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Large Cap Low Beta Index**
Inception*	7.76%	7.76%	8.16%

6	Russell 1000 Low Beta ETF

Russell Exchange Traded Funds Trust

Russell 1000® Low Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 1000® Low Beta ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap Low Beta Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap Low Beta Index, which is designed to deliver exposure to stocks that are predicted to have a low beta as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 7.76%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Large Cap Low Beta Index, which gained 8.16% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Technology was the best performing sector for the Fund and the Index, while producer durables was the worst performing sector. Health care, with an average weight of 25.1% was the best contributor to Fund and Index returns. Energy, with an average weight of 4.2%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Apple Inc, Philip Morris International Inc, and Bristol-Myers Squibb Co generated positive returns and contributed the most to Fund performance while Peabody Energy Corp, Walgreen Co, and Avon Products Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**

The Russell-Axioma U.S. Large Cap Low Beta Index is designed to deliver exposure to stocks that have low predicted betas as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Beta is a measure of the sensitivity of a stock’s price to a change in the broad market price level, as represented by the Russell 1000® Index (an index comprised of U.S. large capitalization stocks). Low beta stocks are considered to have a lower risk profile than the overall market and can be used by investors to adjust beta exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 1000® Low Beta ETF	7

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,187.30	$1,023.85
Expenses Paid During Period*	$1.26	$1.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.20%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

8	Russell 1000 Low Beta ETF

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 13.7%
Apollo Group, Inc. Class A (Æ)	8,925	345
Avon Products, Inc.	11,840	229
Best Buy Co., Inc.	4,665	110
Career Education Corp. (Æ)	1,644	13
Chico’s FAS, Inc.	7,308	110
Costco Wholesale Corp.	7,245	658
Dollar General Corp. (Æ)	6,769	313
Education Management Corp. (Æ)	3,538	48
Family Dollar Stores, Inc.	6,671	422
Gap, Inc. (The)	8,722	228
H&R Block, Inc.	11,707	193
ITT Educational Services, Inc. (Æ)	1,582	105
JC Penney Co., Inc.	6,552	232
McDonald’s Corp.	1,680	165
MGM Resorts International (Æ)	2,734	37
Pandora Media, Inc. (Æ)	3,484	36
priceline.com, Inc. (Æ)	847	608
Royal Caribbean Cruises, Ltd.	7,175	211
Sears Holdings Corp. (Æ)	2,090	138
Starwood Hotels & Resorts Worldwide, Inc. (ö)	924	52
TripAdvisor, Inc. (Æ)	2,697	96
Wal-Mart Stores, Inc.	11,177	685

		5,034

Consumer Staples - 28.2%
Altria Group, Inc.	23,892	737
Archer-Daniels-Midland Co.	12,694	402
Clorox Co. (The)	1,372	94
Coca-Cola Co. (The)	9,242	684
Coca-Cola Enterprises, Inc.	6,282	180
Colgate-Palmolive Co.	4,945	484
ConAgra Foods, Inc.	16,689	438
CVS Caremark Corp.	4,588	206
Dean Foods Co. (Æ)	32,034	388
Dr Pepper Snapple Group, Inc.	427	17
General Mills, Inc.	12,960	511
Hershey Co. (The)	3,504	215
HJ Heinz Co.	7,883	422
Kellogg Co.	7,679	412
Kimberly-Clark Corp.	8,446	624
Kraft Foods, Inc. Class A	5,351	203
Kroger Co. (The)	8,225	199
Lorillard, Inc.	4,827	625
Mead Johnson Nutrition Co. Class A	3,126	258
Molson Coors Brewing Co. Class B	2,958	134
PepsiCo, Inc.	9,859	654
Philip Morris International, Inc.	8,323	738
Procter & Gamble Co. (The)	9,674	650
Ralcorp Holdings, Inc. (Æ)	2,552	189
Reynolds American, Inc.	16,015	664
Safeway, Inc.	2,069	42
SUPERVALU, Inc.	4,070	23
Sysco Corp.	2,713	81
Walgreen Co.	1,316	44

		10,318

	Principal Amount ($) or Shares	Market Value $
Energy - 2.8%
Consol Energy, Inc.	49	2
EOG Resources, Inc.	1,253	139
Exxon Mobil Corp.	7,609	660
First Solar, Inc. (Æ)	838	21
Occidental Petroleum Corp.	1,309	125
Southwestern Energy Co. (Æ)	2,944	90

		1,037

Financial Services - 9.0%
Aflac, Inc.	7,763	357
American International Group, Inc. (Æ)	6,380	197
Berkshire Hathaway, Inc. Class B (Æ)	5,071	411
CBRE Group, Inc. Class A (Æ)	955	19
Fifth Third Bancorp	38,122	535
First Republic Bank (Æ)	21,585	711
Green Dot Corp. Class A (Æ)	1,225	32
Hartford Financial Services Group, Inc.	3,825	81
Host Hotels & Resorts, Inc. (ö)	6,387	105
Jefferies Group, Inc.	7,010	132
JPMorgan Chase & Co.	938	43
Morgan Stanley	3,343	66
St. Joe Co. (The) (Æ)	14,032	267
Visa, Inc. Class A	1,274	150
Wells Fargo & Co.	5,701	195

		3,301

Health Care - 24.8%
Abbott Laboratories	10,807	662
Aetna, Inc.	1,358	68
Alexion Pharmaceuticals, Inc. (Æ)	2,370	220
Allergan, Inc.	7,518	718
Amylin Pharmaceuticals, Inc. (Æ)	7,504	187
Baxter International, Inc.	7,196	430
Biogen Idec, Inc. (Æ)	5,701	719
Bristol-Myers Squibb Co.	19,680	665
Celgene Corp. (Æ)	161	12
Cigna Corp.	1,148	57
Eli Lilly & Co.	11,616	468
Endo Pharmaceuticals Holdings, Inc. (Æ)	6,776	262
Express Scripts, Inc. Class A (Æ)	1,866	101
Forest Laboratories, Inc. (Æ)	10,245	355
Gilead Sciences, Inc. (AE)	3,427	167
Human Genome Sciences, Inc. (Æ)	3,860	32
Illumina, Inc. (Æ)	1,141	60
Johnson & Johnson	10,288	680
Medco Health Solutions, Inc. (Æ)	959	67
Merck & Co., Inc.	17,053	655
Mylan, Inc. (Æ)	6,072	142
Myriad Genetics, Inc. (Æ)	5,008	118
Perrigo Co.	4,644	480
Pfizer, Inc.	31,669	719
Regeneron Pharmaceuticals, Inc. (Æ)	1,204	140
Stryker Corp.	1,043	58
UnitedHealth Group, Inc.	10,161	599
VCA Antech, Inc. (Æ)	3,462	80
Vertex Pharmaceuticals, Inc. (Æ)	595	24

Russell 1000 Low Beta ETF	9

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

WebMD Health Corp. Class A (Æ)	1,694	43
WellPoint, Inc.	112	8
Zimmer Holdings, Inc.	1,838	118

		9,114

Materials and Processing - 1.0%
Polypore International, Inc. (Æ)	391	14
Southern Copper Corp.	7,336	232
Westlake Chemical Corp.	1,866	121

		367

Producer Durables - 2.2%
Delta Air Lines, Inc. (Æ)	31,270	310
Goodrich Corp.	2,929	368
Monster Worldwide, Inc. (Æ)	4,331	42
Terex Corp. (Æ)	3,915	88

		808

Technology - 7.2%
Apple, Inc. (Æ)	1,209	725
Atmel Corp. (Æ)	1,295	13
Google, Inc. Class A (Æ)	364	233
International Business Machines Corp.	3,538	738
LinkedIn Corp. Class A (Æ)	1,190	121
MEMC Electronic Materials, Inc. (Æ)	27,329	99
Micron Technology, Inc. (Æ)	1,610	13
Motorola Mobility Holdings, Inc. (Æ)	6,141	241
Skyworks Solutions, Inc. (Æ)	8,498	235
Tellabs, Inc.	52,350	212

		2,630

Utilities - 10.9%
AT&T, Inc.	21,869	682
CenturyLink, Inc.	1,852	72
Entergy Corp.	4,105	276
Exelon Corp.	4,497	176
FirstEnergy Corp.	13,128	599
NextEra Energy, Inc.	4,028	246
PPL Corp.	22,134	626
Southern Co.	14,661	659
Sprint Nextel Corp. (Æ)	1,631	5
Verizon Communications, Inc.	17,337	662

		4,003

Total Common Stocks (cost $35,576)		36,612

	Principal Amount ($) or Shares		Market Value $
Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	52,880	(¥)	53

Total Short-Term Investments (cost $53)			53

Total Investments - 99.9% (identified cost $35,629)			36,665

Other Assets and Liabilities, Net - 0.1%			19

Net Assets - 100.0%			36,684

See accompanying notes which are an integral part of the financial statements.

10	Russell 1000 Low Beta ETF

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$5,034	$—	$—	$5,034	13.7
Consumer Staples	10,318	—	—	10,318	28.2
Energy	1,037	—	—	1,037	2.8
Financial Services	3,301	—	—	3,301	9.0
Health Care	9,114	—	—	9,114	24.8
Materials and Processing	367	—	—	367	1.0
Producer Durables	808	—	—	808	2.2
Technology	2,630	—	—	2,630	7.2
Utilities	4,003	—	—	4,003	10.9
Short-Term Investments	—	53	—	53	0.1

Total Investments	36,612	53	—	36,665	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 1000 Low Beta ETF	11

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 1000 Low Beta ETF

Assets
Investments, at identified cost	$35,629
Investments, at market*	36,665
Receivables:
Dividends	37
Investments sold	909

Total assets	37,611

Liabilities
Payables:
Investments purchased	923
Accrued fees to affiliates	4

Total liabilities	927

Net Assets	$36,684

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$16
Accumulated net realized gain (loss)	(146)
Unrealized appreciation (depreciation) on investments	1,036
Shares of beneficial interest	1
Additional paid-in capital	35,777

Net Assets	$36,684

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$52.40
Net assets	$36,683,583
Shares outstanding ($.001 par value)	700,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$53
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

12	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 1000 Low Beta ETF*

Investment Income
Dividends	$132

Total investment income	132

Expenses
Management fees	27
Trustee and trustee related fees	16

Expenses before reductions	43
Expense reductions	(26)

Net expenses	17

Net investment income (loss)	115

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(146)
In-kind redemptions	—

Net realized gain (loss)	(146)

Net change in unrealized appreciation (depreciation) on investments	1,036

Net realized and unrealized gain (loss)	890

Net Increase (Decrease) in Net Assets from Operations	$1,005

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	13

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell 1000 Low Beta ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$115
Net realized gain (loss)	(146)
Net change in unrealized appreciation (depreciation)	1,036

Net increase (decrease) in net assets from operations	1,005

Distributions
From net investment income	(99)

Net decrease in net assets from distributions	(99)

Share Transactions
Net increase (decrease) in net assets from share transactions	35,778

Total Net Increase (Decrease) in Net Assets	36,684

Net Assets
Beginning of period	—

End of period	$36,684

Undistributed (overdistributed) net investment income included in net assets	$16

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

14	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 1000 Low Beta ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 1000 Low Beta ETF
March 31, 2012*	49.35	.87	2.88	3.75	(.70)	(.70)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

16	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

52.40	7.76	36,684	.79	.31	2.13	39

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	17

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Large Cap High Beta Index**
Inception*	1.95%	2.07%	2.39%

18	Russell 1000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 1000® High Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 1000® High Beta ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap High Beta Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap High Beta Index, which is designed to deliver exposure to stocks that are predicted to have a high beta as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 1.95%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Large Cap High Beta Index, which gained 2.39% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Technology was the best performing sector for the Fund and the Index, while consumer staples was the worst performing sector. Technology, with an average weight of 16.1% was the best contributor to Fund and Index returns. Producer durables, with an average weight of 35.9%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Apple Inc, Western Digital Corp, and Sherwin-Williams Co generated positive returns and contributed the most to Fund performance while Harsco Corp, Ingersoll-Rand Plc, and Walt Disney Co, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**

The Russell-Axioma U.S. Large Cap High Beta Index is designed to deliver exposure to stocks that have high predicted betas as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Beta is a measure of the sensitivity of a stock’s price to a change in the broad market price level, as represented by the Russell 1000® Index (an index comprised of U.S. large capitalization stocks). High beta stocks are considered to have a higher risk profile than the overall market and can be used by investors to adjust beta exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 1000® High Beta ETF	19

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,332.60	$1,023.60
Expenses Paid During Period*	$1.63	$1.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio was 0.20%, as agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

20	Russell 1000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 10.9%
Ford Motor Co.	8,023	100
Fortune Brands Home & Security, Inc. (Æ)	548	12
Garmin, Ltd.	1,070	50
General Motors Co. (Æ)	3,914	101
Harley-Davidson, Inc.	901	44
Home Depot, Inc.	210	11
Jarden Corp.	2,269	91
Leggett & Platt, Inc.	1,833	42
Lennar Corp. Class A	150	4
McDonald’s Corp.	405	40
Newell Rubbermaid, Inc.	441	8
Stanley Black & Decker, Inc.	64	5
Tempur-Pedic International, Inc. (Æ)	170	14
Thor Industries, Inc.	580	18

		540

Energy - 14.5%
Alpha Natural Resources, Inc. (Æ)	41	1
Baker Hughes, Inc.	299	13
Chevron Corp.	878	94
ConocoPhillips	870	66
Dresser-Rand Group, Inc. (Æ)	1,080	50
Exxon Mobil Corp.	1,013	88
Halliburton Co.	2,930	96
Helmerich & Payne, Inc.	113	6
Nabors Industries, Ltd. (Æ)	1,146	20
National Oilwell Varco, Inc.	896	71
Oil States International, Inc. (Æ)	239	19
Patterson-UTI Energy, Inc.	1,371	24
Schlumberger, Ltd.	1,228	86
SEACOR Holdings, Inc. (Æ)	362	35
Valero Energy Corp.	1,360	35
Walter Energy, Inc. Class A	329	19

		723

Financial Services - 12.3%
American Capital Agency Corp. (ö)	41	1
American Capital, Ltd. (Æ)	1,452	13
Annaly Capital Management, Inc. (ö)	1,892	30
Ares Capital Corp.	164	3
Bank of America Corp.	8,137	78
Berkshire Hathaway, Inc. Class B (Æ)	399	32
Citigroup, Inc.	2,390	87
Goldman Sachs Group, Inc. (The)	645	80
JPMorgan Chase & Co.	2,168	100
KeyCorp	11,835	101
PNC Financial Services Group, Inc.	617	40
SunTrust Banks, Inc.	387	9
Wells Fargo & Co.	1,155	39

		613

Materials and Processing - 16.7%
Air Products & Chemicals, Inc.	50	5
Alcoa, Inc.	1,397	14
CF Industries Holdings, Inc.	194	35

	Principal Amount ($) or Shares	Market Value $
Cliffs Natural Resources, Inc.	1,069	74
Commercial Metals Co.	712	11
Ecolab, Inc.	1,623	100
EI du Pont de Nemours & Co.	973	51
Fastenal Co.	565	31
Freeport-McMoRan Copper & Gold, Inc.	442	17
Monsanto Co.	1,077	86
Mosaic Co. (The)	326	18
Newmont Mining Corp.	982	50
Nucor Corp.	2,288	98
Owens Corning (Æ)	944	34
Praxair, Inc.	878	102
Royal Gold, Inc.	84	5
Sherwin-Williams Co. (The)	914	99

		830

Producer Durables - 25.7%
3M Co.	1,052	94
Boeing Co. (The)	206	15
Caterpillar, Inc.	920	98
Cummins, Inc.	158	19
Danaher Corp.	1,776	99
Deere & Co.	1,209	98
Dover Corp.	348	22
Eaton Corp.	1,992	99
Gardner Denver, Inc.	57	4
General Electric Co.	4,994	100
Goodrich Corp.	801	100
GrafTech International, Ltd. (Æ)	54	1
Illinois Tool Works, Inc.	1,727	99
Itron, Inc. (Æ)	129	6
L-3 Communications Holdings, Inc. Class 3	22	2
McDermott International, Inc. (Æ)	773	10
Norfolk Southern Corp.	844	56
Pentair, Inc.	464	22
Thomas & Betts Corp. (Æ)	141	10
Tyco International, Ltd.	1,788	100
Union Pacific Corp.	829	89
United Continental Holdings, Inc. (Æ)	770	17
United Parcel Service, Inc. Class B	24	2
WW Grainger, Inc.	244	52
Xerox Corp.	7,749	63

		1,277

Technology - 19.6%
Activision Blizzard, Inc.	1,034	13
Apple, Inc. (Æ)	155	93
Fusion-io, Inc. (Æ)	527	15
Hewlett-Packard Co.	707	17
Ingram Micro, Inc. Class A (Æ)	1,357	25
Intel Corp.	3,551	100
International Business Machines Corp.	446	93
KLA-Tencor Corp.	655	36
Lam Research Corp. (Æ)	543	24
Maxim Integrated Products, Inc.	1,494	43
Microchip Technology, Inc.	2,708	101
Micron Technology, Inc. (Æ)	1,355	11

Russell 1000 High Beta ETF	21

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Microsoft Corp.	3,071		99
Motorola Mobility Holdings, Inc. (Æ)	949		37
ON Semiconductor Corp. (Æ)	1,717		15
Oracle Corp.	2,576		75
QUALCOMM, Inc.	634		43
SanDisk Corp. (Æ)	795		39
Skyworks Solutions, Inc. (Æ)	294		8
Texas Instruments, Inc.	230		8
VMware, Inc. Class A (Æ)	148		17
Western Digital Corp. (Æ)	1,105		46
Yahoo!, Inc. (Æ)	937		14

			972

Utilities - 0.1%
Xylem, Inc.	176		5

Total Common Stocks (cost $4,797)			4,960

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	10,797	(¥)	11

Total Short-Term Investments (cost $11)			11

Total Investments - 100.0% (identified cost $4,808)			4,971

Other Assets and Liabilities, Net - (0.0%)			(2)

Net Assets - 100.0%			4,969

See accompanying notes which are an integral part of the financial statements.

22	Russell 1000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$540	$—	$—	$540	10.9
Energy	723	—	—	723	14.5
Financial Services	613	—	—	613	12.3
Materials and Processing	830	—	—	830	16.7
Producer Durables	1,277	—	—	1,277	25.7
Technology	972	—	—	972	19.6
Utilities	5	—	—	5	0.1
Short-Term Investments	—	11	—	11	0.2

Total Investments	4,960	11	—	4,971	100.0

Other Assets and Liabilities, Net					(—	)*

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 1000 High Beta ETF	23

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 1000 High Beta ETF

Assets
Investments, at identified cost	$4,808
Investments, at market*	4,971
Receivables:
Dividends	6
Investments sold	612

Total assets	5,589

Liabilities
Payables:
Investments purchased	619
Accrued fees to affiliates	1

Total liabilities	620

Net Assets	$4,969

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3
Accumulated net realized gain (loss)	(1,090)
Unrealized appreciation (depreciation) on investments	163
Additional paid-in capital	5,893

Net Assets	$4,969

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$49.69
Net assets	$4,968,667
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$11
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

24	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 1000 High Beta ETF*

Investment Income
Dividends	$181

Total investment income	181

Expenses
Management fees	51
Trustee and trustee related fees	33

Expenses before reductions	84
Expense reductions	(43)

Net expenses	41

Net investment income (loss)	140

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,188)
In-kind redemptions	(168)

Net realized gain (loss)	(1,356)

Net change in unrealized appreciation (depreciation) on investments	163

Net realized and unrealized gain (loss)	(1,193)

Net Increase (Decrease) in Net Assets from Operations	$(1,053)

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	25

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell 1000 High Beta ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$140
Net realized gain (loss)	(1,356)
Net change in unrealized appreciation (depreciation)	163

Net increase (decrease) in net assets from operations	(1,053)

Distributions
From net investment income	(137)

Net decrease in net assets from distributions	(137)

Share Transactions
Net increase (decrease) in net assets from share transactions	6,159

Total Net Increase (Decrease) in Net Assets	4,969

Net Assets
Beginning of period	—

End of period	$4,969

Undistributed (overdistributed) net investment income included in net assets	$3

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

26	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 1000 High Beta ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 1000 High Beta ETF
March 31, 2012*	49.48	.50	.38	.88	(.67)	(.67)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

28	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

49.69	1.95	4,969	.80	.39	1.34	122

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	29

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Large Cap Low Volatility Index**
Inception*	6.41%	6.25%	6.87%

30	Russell 1000 Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell 1000® Low Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 1000® Low Volatility ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap Low Volatility Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in common stocks that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap Low Volatility Index, which is designed to deliver exposure to stocks with low volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 6.41%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Large Cap Low Volatility Index, which gained 6.87% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors reported both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while financial services was the worst performing sector. Consumer staples, with an average weight of over 22%, was the best contributor to Fund and Index returns. Energy, with an average weight of over 9%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Philip Morris International Inc, International Business Machines Corp, and McDonald’s Corp. generated positive returns and contributed the most to Fund performance while Oracle, Peabody Energy Corp, and Harsco Corp. all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**	The Russell-Axioma U.S. Large Cap Low Volatility Index is designed to deliver exposure to stocks with low volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Volatility is a measure of a stock’s variability in total returns based on its historical behavior over the last sixty days. Stocks exhibiting high or low volatility can be used by investors to adjust volatility exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 1000® Low Volatility ETF	31

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,184.00	$1,023.80
Expenses Paid During the Period*	$1.31	$1.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.20%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

32	Russell 1000 Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 11.1%
Costco Wholesale Corp.	14,138	1,284
Discovery Communications, Inc. Class A (Æ)	586	30
Fossil, Inc. (Æ)	1,972	260
Genuine Parts Co.	10,620	666
Interpublic Group of Cos., Inc. (The)	5,904	67
Marriott International, Inc. Class A	16,486	624
McDonald’s Corp.	13,726	1,347
News Corp. Class A	20,478	403
priceline.com, Inc. (Æ)	966	693
Time Warner, Inc.	3,982	150
Wal-Mart Stores, Inc.	22,579	1,382
Walt Disney Co. (The)	26,125	1,144

		8,050

Consumer Staples - 19.3%
Altria Group, Inc.	46,383	1,432
Clorox Co. (The)	6,350	437
Coca-Cola Co. (The)	19,731	1,460
Colgate-Palmolive Co.	6,075	594
ConAgra Foods, Inc.	18,837	495
CVS Caremark Corp.	16,628	745
General Mills, Inc.	9,886	390
HJ Heinz Co.	24,832	1,330
JM Smucker Co. (The)	2,696	219
Kellogg Co.	11,333	608
Kimberly-Clark Corp.	17,826	1,317
Kraft Foods, Inc. Class A	9,465	360
PepsiCo, Inc.	19,016	1,262
Philip Morris International, Inc.	16,447	1,457
Procter & Gamble Co. (The)	20,264	1,362
Reynolds American, Inc.	7,719	320
Sysco Corp.	6,108	182

		13,970

Energy - 6.5%
Anadarko Petroleum Corp.	6,965	546
Apache Corp.	5,964	599
Devon Energy Corp.	677	48
El Paso Corp.	12,029	355
Exxon Mobil Corp.	16,315	1,415
Marathon Oil Corp.	14,643	464
Murphy Oil Corp.	2,524	142
Occidental Petroleum Corp.	9,035	860
Peabody Energy Corp.	7,863	228
Spectra Energy Corp.	1,073	34
Williams Cos., Inc. (The)	320	10

		4,701

Financial Services - 5.4%
Aon Corp.	7,741	380
Franklin Resources, Inc.	2,180	270
Host Hotels & Resorts, Inc. (ö)	71,898	1,180
Invesco, Ltd.	2,681	72

	Principal Amount ($) or Shares	Market Value $
Janus Capital Group, Inc.	7,846	70
Jones Lang LaSalle, Inc.	6,373	531
Legg Mason, Inc.	35,260	985
MetLife, Inc.	9,363	350
Taubman Centers, Inc. (ö)	828	60

		3,898

Health Care - 16.1%
Abbott Laboratories	23,773	1,457
Bristol-Myers Squibb Co.	34,782	1,174
Brookdale Senior Living, Inc. Class A (Æ)	1,940	36
CR Bard, Inc.	5,913	584
Dentsply International, Inc.	36,202	1,453
Eli Lilly & Co.	33,427	1,346
Forest Laboratories, Inc. (Æ)	41,676	1,446
Henry Schein, Inc. (Æ)	14,973	1,133
Johnson & Johnson	22,249	1,467
Merck & Co., Inc.	8,156	313
Mylan, Inc. (Æ)	18,491	434
Pfizer, Inc.	11,107	252
Stryker Corp.	2,506	139
UnitedHealth Group, Inc.	7,571	446

		11,680

Materials and Processing - 4.8%
Dow Chemical Co. (The)	6,659	231
Eastman Chemical Co.	7,399	382
Solutia, Inc.	51,949	1,451
WR Grace & Co. (Æ)	24,785	1,433

		3,497

Producer Durables - 12.0%
Accenture PLC Class A	1,213	78
Agilent Technologies, Inc.	4,409	196
Automatic Data Processing, Inc.	14,088	778
Caterpillar, Inc.	12,302	1,310
General Electric Co.	18,875	379
Goodrich Corp.	11,604	1,455
Manitowoc Co., Inc. (The)	28,238	391
Paychex, Inc.	5,233	162
Terex Corp. (Æ)	16,963	382
Textron, Inc.	10,884	303
Thomas & Betts Corp. (Æ)	20,236	1,455
United Parcel Service, Inc. Class B	17,995	1,453
United Technologies Corp.	4,699	390

		8,732

Technology - 8.4%
Cisco Systems, Inc.	44,555	942
EMC Corp. (Æ)	3,115	93
Google, Inc. Class A (Æ)	154	99
International Business Machines Corp.	6,979	1,456
Jabil Circuit, Inc.	23,242	584
Microsoft Corp.	33,394	1,077
Motorola Mobility Holdings, Inc. (Æ)	36,893	1,448
QUALCOMM, Inc.	3,208	218

Russell 1000 Low Volatility ETF	33

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

SBA Communications Corp. Class A (Æ)	508		26
VeriSign, Inc.	3,972		152

			6,095

Utilities - 16.1%
American Electric Power Co., Inc.	408		16
AT&T, Inc.	45,606		1,425
CenturyLink, Inc.	17,404		673
Consolidated Edison, Inc.	14,096		823
Dominion Resources, Inc.	18,577		951
Duke Energy Corp.	61,875		1,300
Edison International	2,542		108
Entergy Corp.	4,006		269
Great Plains Energy, Inc.	14,435		293
ONEOK, Inc.	9,232		754
Public Service Enterprise Group, Inc.	1,318		40
SCANA Corp.	3,313		151
Sempra Energy	4,786		287
Southern Co.	30,267		1,360
Verizon Communications, Inc.	34,589		1,322
Windstream Corp.	13,171		154
Wisconsin Energy Corp.	11,989		422
Xcel Energy, Inc.	50,685		1,342

			11,690

Total Common Stocks (cost $70,483)			72,313

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	149,317	(¥)	149

Total Short-Term Investments (cost $149)			149

Total Investments - 99.9% (identified cost $70,632)			72,462

Other Assets and Liabilities, Net - 0.1%			73

Net Assets - 100.0%			72,535

See accompanying notes which are an integral part of the financial statements.

34	Russell 1000 Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$8,050	$—	$—	$8,050	11 .1
Consumer Staples	13,970	—	—	13,970	19 .3
Energy	4,701	—	—	4,701	6 .5
Financial Services	3,898	—	—	3,898	5 .4
Health Care	11,680	—	—	11,680	16 .1
Materials and Processing	3,497	—	—	3,497	4 .8
Producer Durables	8,732	—	—	8,732	12 .0
Technology	6,095	—	—	6,095	8 .4
Utilities	11,690	—	—	11,690	16 .1
Short-Term Investments	—	149	—	149	0 .2

Total Investments	72,313	149	—	72,462	99 .9

Other Assets and Liabilities, Net					0 .1

					100 .0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 1000 Low Volatility ETF	35

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 1000 Low Volatility ETF

Assets
Investments, at identified cost	$70,632
Investments, at market*	72,462
Receivables:
Dividends	137
Investments sold	4,278

Total assets	76,877

Liabilities
Payables:
Investments purchased	4,331
Accrued fees to affiliates	11

Total liabilities	4,342

Net Assets	$72,535

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$49
Accumulated net realized gain (loss)	(1,272)
Unrealized appreciation (depreciation) on investments	1,830
Shares of beneficial interest	1
Additional paid-in capital	71,927

Net Assets	$72,535

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$51.81
Net assets	$72,535,428
Shares outstanding ($.001 par value)	1,400,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$149
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

36	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Statement of Operation — For the Period Ended March 31, 2012

Amounts in thousands	Russell 1000 Low Volatility ETF*

Investment Income
Dividends	$838

Total investment income	838

Expenses
Management fees	144
Trustee and trustee related fees	82

Expenses before reductions	226
Expense reductions	(129)

Net expenses	97

Net investment income (loss)	741

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,506)
In-kind redemptions	(305)

Net realized gain (loss)	(1,811)

Net change in unrealized appreciation (depreciation) on investments	1,830

Net realized and unrealized gain (loss)	19

Net Increase (Decrease) in Net Assets from Operations	$760

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operation	37

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell 1000 Low Volatility ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$741
Net realized gain (loss)	(1,811)
Net change in unrealized appreciation (depreciation)	1,830

Net increase (decrease) in net assets from operations	760

Distributions
From net investment income	(692)

Net decrease in net assets from distributions	(692)

Share Transactions
Net increase (decrease) in net assets from share transactions	72,467

Total Net Increase (Decrease) in Net Assets	72,535

Net Assets
Beginning of period	—

End of period	$72,535

Undistributed (overdistributed) net investment income included in net assets	$49

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

38	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 1000 Low Volatility ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
March 31, 2012*	49.51	1.03	2.08	3.11	(.81)	(.81)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

40	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)
51.81	6.41	72,535	.77	.33	2.52	79

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	41

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Large Cap High Volatility Index**
Inception*	1.32%	1.33%	1.83%

42	Russell 1000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 1000® High Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 1000® High Volatility ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap High Volatility Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell–Axioma U.S. Large Cap High Volatility Index, which is designed to deliver exposure to stocks with high volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 1.32%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Large Cap High Volatility Index, which gained 1.83% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Health care was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Health care, with an average weight of 5.1% was the best contributor to Fund and Index returns. Materials & processing, with an average weight of 10.4%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Pharmasset, Apple Inc, and Regeneron Pharmaceuticals Inc generated positive returns and contributed the most to Fund performance while Molycorp Inc, Sprint Nextel Corp, and Acme Packet Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**	The Russell-Axioma U.S. Large Cap High Volatility Index is designed to deliver exposure to stocks with high volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Volatility is a measure of a stock’s variability in total returns based on its historical behavior over the last sixty days. Stocks exhibiting high or low volatility can be used by investors to adjust volatility exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 1000® High Volatility ETF	43

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,276.90	$1,023.75
Expenses Paid During Period*	$1.42	$1.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.20%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

44	Russell 1000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 14.6%
Amazon.com, Inc. (Æ)	499	101
DIRECTV, Inc. Class A (Æ)	429	21
Dunkin’ Brands Group, Inc.	1,527	46
Education Management Corp. (Æ)	1,208	17
Ford Motor Co.	4,559	57
Fortune Brands Home & Security, Inc. (Æ)	1,827	40
General Motors Co. (Æ)	3,660	94
Las Vegas Sands Corp.	683	39
Lowe’s Cos., Inc.	2,655	83
Netflix, Inc. (Æ)	219	25
Nielsen Holdings NV (Æ)	182	5
Pandora Media, Inc. (Æ)	7,018	72
Sears Holdings Corp. (Æ)	382	25
Sirius XM Radio, Inc. (Æ)	1,796	4
Tesla Motors, Inc. (Æ)	848	32
Toll Brothers, Inc. (Æ)	37	1
Ulta Salon Cosmetics & Fragrance, Inc.	496	46
Wal-Mart Stores, Inc.	226	14
Wynn Resorts, Ltd.	62	8

		730

Consumer Staples - 3.9%
Green Mountain Coffee Roasters, Inc. (Æ)	592	28
Monster Beverage Corp. (Æ)	1,258	78
Walgreen Co.	2,711	91

		197

Energy - 13.2%
Baker Hughes, Inc.	572	24
Cabot Oil & Gas Corp.	1,604	50
Chesapeake Energy Corp.	27	1
Chevron Corp.	873	95
Core Laboratories NV	333	44
EOG Resources, Inc.	174	19
EQT Corp.	91	4
Exxon Mobil Corp.	944	82
First Solar, Inc. (Æ)	560	14
FMC Technologies, Inc. (Æ)	299	15
Halliburton Co.	188	6
HollyFrontier Corp.	801	26
Kinder Morgan, Inc.	865	33
Kosmos Energy, Ltd. (Æ)	1,231	16
Marathon Petroleum Corp.	284	12
National Oilwell Varco, Inc.	37	3
Occidental Petroleum Corp.	628	60
Range Resources Corp.	605	35
RPC, Inc.	1,482	16
Schlumberger, Ltd.	1,234	87
SunPower Corp. Class A (Æ)	852	5
Ultra Petroleum Corp. (Æ)	462	10

		657

Financial Services - 26.5%
Bank of America Corp.	10,204	98
Bank of New York Mellon Corp. (The)	4,121	99

	Principal Amount ($) or Shares	Market Value $
BankUnited, Inc.	2,059	51
Berkshire Hathaway, Inc. Class B (Æ)	448	36
Citigroup, Inc.	2,707	99
CME Group, Inc. Class A	340	98
Discover Financial Services	1,223	41
Fifth Third Bancorp	2,000	28
Goldman Sachs Group, Inc. (The)	791	98
JPMorgan Chase & Co.	2,195	102
Mastercard, Inc. Class A	233	98
Morgan Stanley	2,487	49
PNC Financial Services Group, Inc.	1,162	75
St. Joe Co. (The) (Æ)	1,235	23
State Street Corp.	1,014	46
US Bancorp	2,520	80
Visa, Inc. Class A	841	99
Wells Fargo & Co.	2,946	101

		1,321

Health Care - 5.4%
Alexion Pharmaceuticals, Inc. (Æ)	488	45
Cooper Cos., Inc. (The)	55	4
Dendreon Corp. (Æ)	1,270	14
HCA Holdings, Inc.	761	19
Hospira, Inc. (Æ)	54	2
Human Genome Sciences, Inc. (Æ)	1,148	9
Regeneron Pharmaceuticals, Inc. (Æ)	843	99
Vertex Pharmaceuticals, Inc. (Æ)	1,700	70
Watson Pharmaceuticals, Inc. Class B (Æ)	139	9

		271

Materials and Processing - 7.7%
Allied Nevada Gold Corp. (Æ)	1,299	42
CF Industries Holdings, Inc.	161	29
Molycorp, Inc. (Æ)	208	7
Monsanto Co.	1,149	92
Newmont Mining Corp.	1,545	79
Polypore International, Inc. (Æ)	189	7
Royal Gold, Inc.	1,300	85
Southern Copper Corp.	1,391	44

		385

Producer Durables - 8.3%
3M Co.	527	47
Caterpillar, Inc.	275	29
Danaher Corp.	607	34
Emerson Electric Co.	1,920	100
General Electric Co.	4,929	99
McDermott International, Inc. (Æ)	314	4
Union Pacific Corp.	687	74
United Continental Holdings, Inc. (Æ)	1,287	28

		415

Technology - 17.9%
Apple, Inc. (Æ)	167	100
Broadcom Corp. Class A (Æ)	213	8
Brocade Communications Systems, Inc. (Æ)	3,806	22

Russell 1000 High Volatility ETF	45

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Corning, Inc.	2,565		36
Electronic Arts, Inc. (Æ)	1,797		30
Fortinet, Inc. (Æ)	1,980		55
Google, Inc. Class A (Æ)	110		71
Groupon, Inc. Class A (Æ)	1,000		18
Hewlett-Packard Co.	1,699		40
Intel Corp.	3,497		98
International Business Machines Corp.	129		27
Marvell Technology Group, Ltd. (Æ)	4,308		68
MEMC Electronic Materials, Inc. (Æ)	840		3
Microsoft Corp.	3,104		100
Nuance Communications, Inc. (Æ)	803		21
Oracle Corp.	3,398		99
Texas Instruments, Inc.	1,933		65
VMware, Inc. Class A (Æ)	30		3
Western Digital Corp. (Æ)	743		31

			895

Utilities - 2.3%
Clearwire Corp. Class A (Æ)	5,150		12
GenOn Energy, Inc. (Æ)	11,416		24
MetroPCS Communications, Inc. (Æ)	2,371		21
NII Holdings, Inc. (Æ)	1,620		29
Sprint Nextel Corp. (Æ)	9,657		28

			114

Total Common Stocks (cost $4,730)			4,985

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	6,132	(¥)	6

Total Short-Term Investments (cost $6)			6

Total Investments - 99.9% (identified cost $4,736)			4,991

Other Assets and Liabilities, Net - 0.1%			3

Net Assets - 100.0%			4,994

See accompanying notes which are an integral part of the financial statements.

46	Russell 1000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$730	$—	$—	$730	14.6
Consumer Staples	197	—	—	197	3.9
Energy	657	—	—	657	13.2
Financial Services	1,321	—	—	1,321	26.5
Health Care	271	—	—	271	5.4
Materials and Processing	385	—	—	385	7.7
Producer Durables	415	—	—	415	8.3
Technology	895	—	—	895	17.9
Utilities	114	—	—	114	2.3
Short-Term Investments	—	6	—	6	0.1

Total Investments	4,985	6	—	4,991	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 1000 High Volatility ETF	47

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 1000 High Volatility ETF

Assets
Investments, at identified cost	$4,736
Investments, at market*	4,991
Receivables:
Dividends	4
Investments sold	261

Total assets	5,256

Liabilities
Payables:
Investments purchased	261
Accrued fees to affiliates	1

Total liabilities	262

Net Assets	$4,994

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	(643)
Unrealized appreciation (depreciation) on investments	255
Additional paid-in capital	5,380

Net Assets	$4,994

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$49.94
Net assets	$4,993,877
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$6
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

48	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 1000 High Volatility ETF*

Investment Income
Dividends	$69

Total investment income	69

Expenses
Management fees	25
Trustee and trustee related fees	17

Expenses before reductions	42
Expense reductions	(23)

Net expenses	19

Net investment income (loss)	50

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(654)
In-kind redemptions	(600)

Net realized gain (loss)	(1,254)
Net change in unrealized appreciation (depreciation) on investments	255

Net realized and unrealized gain (loss)	(999)

Net Increase (Decrease) in Net Assets from Operations	$(949)

* For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	49

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Statement of Changes in Net Assets — For the Periods Ended March 31, 2012

Russell 1000 High Volatility ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$50
Net realized gain (loss)	(1,254)
Net change in unrealized appreciation (depreciation)	255

Net increase (decrease) in net assets from operations	(949)

Distributions
From net investment income	(48)

Net decrease in net assets from distributions	(48)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,991

Total Net Increase (Decrease) in Net Assets	4,994

Net Assets
Beginning of period	—

End of period	$4,994

Undistributed (overdistributed) net investment income included in net assets	$2

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

50	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 1000 High Volatility ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 1000 High Volatility ETF
March 31, 2012*	49.82	.39	.21	.60	(.48)	(.48)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

52	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

49.94	1.32	4,994	.83	.38	1.00	102

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	53

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Large Cap High Momentum Index**
Inception*	6.23%	6.21%	6.64%

54	Russell 1000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 1000® High Momentum ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 1000® High Momentum ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap High Momentum Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Large Cap High Momentum Index, which is designed to deliver exposure to stocks with high medium-term momentum as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 6.23%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Large Cap High Momentum Index, which gained 6.64% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer staples was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Health care, with an average weight of 9.1% was the best contributor to Fund and Index returns. Producer durables, with an average weight of 11.3%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Apple Inc, Philip Morris International Inc, and Intel Corp generated positive returns and contributed the most to Fund performance while Netflix Inc, Patterson-UTI Energy Inc, and HollyFrontier Corp, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**	The Russell-Axioma U.S. Large Cap High Momentum Index is designed to deliver exposure to stocks with high medium-term momentum as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Medium-term momentum is a measure of a stock’s past price performance as measured by cumulative return over the last 250 trading days, excluding the last 20 trading days. Stocks exhibiting high momentum can be used by investors to adjust momentum exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 1000® High Momentum ETF	55

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,290.90	$1,023.60
Expenses Paid During Period*	$1.60	$1.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.20%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

56	Russell 1000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 25.8%
AutoZone, Inc. (Æ)	57	21
CBS Corp. Class B	1,878	64
Chipotle Mexican Grill, Inc. Class A (Æ)	106	44
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	715	6
Coach, Inc.	291	22
Comcast Corp. Class A	2,058	62
Costco Wholesale Corp.	252	23
Dollar Tree, Inc. (Æ)	493	47
Estee Lauder Cos., Inc. (The) Class A	257	16
Expedia, Inc.	267	9
Foot Locker, Inc.	58	2
Fossil, Inc. (Æ)	123	16
GateHouse Media, Inc. A (Æ)	138	7
Home Depot, Inc.	480	24
Hyatt Hotels Corp. Class A (Æ)	554	24
Interpublic Group of Cos., Inc. (The)	835	10
Liberty Media Corp. - Interactive (Æ)	915	17
Liberty Media Corp. - Liberty Capital Class A (Æ)	719	63
Limited Brands, Inc.	1,369	66
LKQ Corp. (Æ)	2,932	91
Lowe’s Cos., Inc.	6	—	±
Macy’s, Inc.	1,739	69
McDonald’s Corp.	934	91
News Corp. Class A	3,356	66
O’Reilly Automotive, Inc. (Æ)	113	10
priceline.com, Inc. (Æ)	110	79
PVH Corp.	114	10
Ralph Lauren Corp. Class A	284	50
Sally Beauty Holdings, Inc. (Æ)	469	12
Sirius XM Radio, Inc. (Æ)	5,346	12
Starbucks Corp.	1,394	78
TJX Cos., Inc.	1,250	50
Tractor Supply Co.	181	16
Ulta Salon Cosmetics & Fragrance, Inc.	29	3
VF Corp.	339	49
Viacom, Inc. Class B	377	18
Walt Disney Co. (The)	1,140	50
Wyndham Worldwide Corp.	374	17
Yum! Brands, Inc.	374	27

		1,341

Consumer Staples - 13.0%
Altria Group, Inc.	3,152	97
Archer-Daniels-Midland Co.	467	15
Corn Products International, Inc.	550	32
CVS Caremark Corp.	1,105	50
Herbalife, Ltd.	1,029	71
Kraft Foods, Inc. Class A	771	29
Lorillard, Inc.	602	78
Monster Beverage Corp. (Æ)	1,114	69
Philip Morris International, Inc.	1,185	105
Procter & Gamble Co. (The)	542	36
Ralcorp Holdings, Inc. (Æ)	53	4

	Principal Amount ($) or Shares	Market Value $
Reynolds American, Inc.	2,215	92

		678

Energy - 3.1%
Anadarko Petroleum Corp.	101	8
Cabot Oil & Gas Corp.	780	24
Chevron Corp.	436	48
El Paso Corp.	430	13
Marathon Oil Corp.	954	30
Occidental Petroleum Corp.	236	22
SM Energy Co.	88	6
Tesoro Corp. (Æ)	121	3
Williams Cos., Inc. (The)	324	10

		164

Financial Services - 11.4%
Alliance Data Systems Corp. (Æ)	232	29
American Express Co.	441	26
Arch Capital Group, Ltd. (Æ)	1,437	54
Berkshire Hathaway, Inc. Class B (Æ)	48	4
Capital One Financial Corp.	59	3
Discover Financial Services	268	9
Duke Realty Corp. (ö)	1,238	18
Equity Residential (ö)	195	12
Franklin Resources, Inc.	143	18
General Growth Properties, Inc. (ö)	1,342	23
Genworth Financial, Inc. Class A (Æ)	469	4
Health Care REIT, Inc. (ö)	171	9
JPMorgan Chase & Co.	198	9
Kimco Realty Corp. (ö)	214	4
Lincoln National Corp.	290	8
Mastercard, Inc. Class A	217	91
Morgan Stanley	221	4
ProLogis, Inc. (ö)	395	14
Prudential Financial, Inc.	136	9
Public Storage (ö)	80	11
Simon Property Group, Inc. (ö)	256	37
SL Green Realty Corp. (ö)	445	35
Taubman Centers, Inc. (ö)	325	24
Travelers Cos., Inc. (The)	754	45
UDR, Inc. (ö)	378	10
US Bancorp	752	24
Ventas, Inc. (ö)	216	12
Visa, Inc. Class A	231	27
Wells Fargo & Co.	364	12
XL Group PLC Class A	482	10

		595

Health Care - 18.2%
Abbott Laboratories	1,151	71
Aetna, Inc.	166	8
Alexion Pharmaceuticals, Inc. (Æ)	562	52
Allergan, Inc.	688	66
AMERIGROUP Corp. Class A (Æ)	384	26
Biogen Idec, Inc. (Æ)	468	59
Bristol-Myers Squibb Co.	2,230	75
Cerner Corp. (Æ)	87	7

Russell 1000 High Momentum ETF	57

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cooper Cos., Inc. (The)	79	6
Covidien PLC	15	1
Dentsply International, Inc.	716	29
Eli Lilly & Co.	237	10
Hill-Rom Holdings, Inc.	54	2
Humana, Inc.	256	24
Intuitive Surgical, Inc. (Æ)	73	40
Johnson & Johnson	1,483	97
Merck & Co., Inc.	2,509	95
Omnicare, Inc.	735	26
Perrigo Co.	92	10
Pfizer, Inc.	3,955	90
Regeneron Pharmaceuticals, Inc. (Æ)	287	33
SXC Health Solutions Corp. (Æ)	211	16
UnitedHealth Group, Inc.	1,750	102
WellPoint, Inc.	63	5

		950

Materials and Processing - 2.6%
Air Products & Chemicals, Inc.	13	1
Airgas, Inc.	44	4
Brown-Forman Corp. Class B - ADR	259	22
Celanese Corp. Class A	540	25
Fastenal Co.	380	21
LyondellBasell Industries NV Class A	299	13
Praxair, Inc.	181	21
WR Grace & Co. (Æ)	478	27

		134

Producer Durables - 3.9%
Accenture PLC Class A	462	30
Agilent Technologies, Inc.	191	9
Automatic Data Processing, Inc.	651	35
Caterpillar, Inc.	304	32
Copa Holdings SA Class A	65	5
Goodrich Corp.	92	12
Kansas City Southern (Æ)	303	22
Kirby Corp. (Æ)	59	4
Northrop Grumman Corp.	389	24
Trimble Navigation, Ltd. (Æ)	93	5
WW Grainger, Inc.	132	28

		206

Technology - 14.8%
Altera Corp.	59	2
Apple, Inc. (Æ)	172	103
Cisco Systems, Inc.	1,343	28
Dell, Inc. (Æ)	2,159	36
EchoStar Corp. Class A (Æ)	981	28
EMC Corp. (Æ)	845	25
Equinix, Inc. (Æ)	523	82
F5 Networks, Inc. (Æ)	23	3
IAC/InterActiveCorp	344	17
Intel Corp.	3,705	105

	Principal Amount ($) or Shares		Market Value $
International Business Machines Corp.	503		106
Intuit, Inc.	329		20
Microsoft Corp.	3,205		103
Motorola Solutions, Inc.	48		2
NCR Corp. (Æ)	696		15
Nuance Communications, Inc. (Æ)	281		7
QUALCOMM, Inc.	794		54
Rackspace Hosting, Inc. (Æ)	323		19
Symantec Corp. (Æ)	154		3
Teradyne, Inc. (Æ)	137		2
VeriSign, Inc.	56		2
Xilinx, Inc.	239		9

			771

Utilities - 6.9%
AES Corp. (The) (Æ)	1,537		20
AT&T, Inc.	2,171		68
Consolidated Edison, Inc.	676		39
Duke Energy Corp.	3,660		77
MDU Resources Group, Inc.	348		8
MetroPCS Communications, Inc. (Æ)	172		2
ONEOK, Inc.	105		9
Sempra Energy	155		9
Southern Co.	1,972		88
Verizon Communications, Inc.	1,102		42

			362

Total Common Stocks (cost $4,632)			5,201

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	3,946	(¥)	4

Total Short-Term Investments (cost $4)			4

Total Investments - 99.8% (identified cost $4,636)			5,205

Other Assets and Liabilities, Net - 0.2%			12

Net Assets - 100.0%			5,217

See accompanying notes which are an integral part of the financial statements.

58	Russell 1000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$1,341	$—	$—	1,341	25.8
Consumer Staples	678	—	—	678	13.0
Energy	164	—	—	164	3.1
Financial Services	595	—	—	595	11.4
Health Care	950	—	—	950	18.2
Materials and Processing	134	—	—	134	2.6
Producer Durables	206	—	—	206	3.9
Technology	771	—	—	771	14.8
Utilities	362	—	—	362	6.9
Short-Term Investments	—	4	—	4	0.1

Total Investments	5,201	4	—	5,205	99.8

Other Assets and Liabilities, Net					0.2

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 1000 High Momentum ETF	59

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 1000 High Momentum ETF

Assets
Investments, at identified cost	$4,636
Investments, at market*	5,205
Receivables:
Dividends	7
Investments sold	305

Total assets	5,517

Liabilities
Payables:
Investments purchased	299
Accrued fees to affiliates	1

Total liabilities	300

Net Assets	$5,217

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	(680)
Unrealized appreciation (depreciation) on investments	569
Additional paid-in capital	5,327

Net Assets	$5,217

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$52.17
Net assets	$5,217,484
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$4
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

60	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 1000 High Momentum ETF*

Investment Income
Dividends	$121

Total investment income	121

Expenses
Management fees	30
Trustee and trustee related fees	20

Expenses before reductions	50
Expense reductions	(26)

Net expenses	24

Net investment income (loss)	97

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(702)
In-kind redemptions	18

Net realized gain (loss)	(684)

Net change in unrealized appreciation (depreciation) on investments	569

Net realized and unrealized gain (loss)	(115)

Net Increase (Decrease) in Net Assets from Operations	$(18)

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	61

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell 1000 High Momentum ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$97
Net realized gain (loss)	(684)
Net change in unrealized appreciation (depreciation)	569

Net increase (decrease) in net assets from operations	(18)

Distributions
From net investment income	(95)

Net decrease in net assets from distributions	(95)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,330

Total Net Increase (Decrease) in Net Assets	5,217

Net Assets
Beginning of period	—

End of period	$5,217

Undistributed (overdistributed) net investment income included in net assets	$1

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

62	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 1000 High Momentum ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 1000 High Momentum ETF
March 31, 2012*	49.89	.65	2.38	3.03	(.75)	(.75)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

64	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

52.17	6.23	5,217	.82	.39	1.61	93

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	65

Russell Exchange Traded Funds Trust

Russell 2000 Low Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Small Cap Low Beta Index**
Inception*	5.24%	5.29%	5.84%

66	Russell 2000 Low Beta ETF

Russell Exchange Traded Funds Trust

Russell 2000® Low Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 2000® Low Beta ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap Low Beta Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap Low Beta Index, which is designed to deliver exposure to stocks that are predicted to have a low beta as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 5.24%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Small Cap Low Beta Index, which gained 5.84% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Materials & processing was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Financial services, with an average weight of 22.9% was the best contributor to Fund and Index returns. Energy, with an average weight of 1.0%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Inhibitex Inc, Nu Skin Enterprises Inc Cl A, and Questcor Pharmaceuticals Inc generated positive returns and contributed the most to Fund performance while Zoll Medical Corp, Anthera Pharmaceuticals Inc, and Imperial Sugar Co, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**

The Russell-Axioma U.S. Small Cap Low Beta Index is designed to deliver exposure to stocks that have low predicted betas as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Beta is a measure of the sensitivity of a stock’s price to a change in the broad market price level, as represented by the Russell 2000® Index (an index comprised of U.S. small capitalization stocks). Low beta stocks are considered to have a lower risk profile than the overall market and can be used by investors to adjust beta exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value October 1, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,220.30	$1,023.20
Expenses Paid During Period*	$2.05	$1.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.30%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

68	Russell 2000 Low Beta ETF

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Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.7%
Consumer Discretionary - 9.9%
Barnes & Noble, Inc. (Æ)	548	7
Bon-Ton Stores, Inc. (The)	2,510	23
Bridgepoint Education, Inc. (Æ)	1,041	26
Buckle, Inc. (The)	119	6
Capella Education Co. (Æ)	125	5
Caribou Coffee Co., Inc. (Æ)	220	4
Carter’s, Inc. (Æ)	586	29
Cato Corp. (The) Class A	132	4
Children’s Place Retail Stores, Inc. (The) (Æ)	643	33
Citi Trends, Inc. (Æ)	354	4
Coinstar, Inc. (Æ)	386	25
Coldwater Creek, Inc. (Æ)	2,028	2
Conn’s, Inc. (Æ)	822	13
Elizabeth Arden, Inc. (Æ)	88	3
Francesca’s Holdings Corp. (Æ)	469	15
Fred’s, Inc. Class A	1,354	20
Fuel Systems Solutions, Inc. (Æ)	138	4
Gordmans Stores, Inc. (Æ)	206	5
HealthStream, Inc. (Æ)	80	2
hhgregg, Inc. (Æ)	384	4
HOT Topic, Inc.	1,408	14
HSN, Inc.	78	3
Leapfrog Enterprises, Inc. Class A (Æ)	639	5
Lincoln Educational Services Corp.	753	6
Lions Gate Entertainment Corp. (Æ)	692	10
Marchex, Inc. Class A	2,346	10
MarineMax, Inc. (Æ)	88	1
Matthews International Corp. Class A	439	14
Mattress Firm Holding Corp. (Æ)	402	15
Monro Muffler Brake, Inc.	234	10
New York & Co., Inc. (Æ)	625	2
Nu Skin Enterprises, Inc. Class A	1,269	73
Nutrisystem, Inc.	115	1
Orbitz Worldwide, Inc. (Æ)	370	1
Regis Corp.	261	5
Rent-A-Center, Inc. Class A	63	2
Saks, Inc. (Æ)	1,004	12
Sinclair Broadcast Group, Inc. Class A	2,286	25
Stamps.com, Inc. (Æ)	513	14
Stein Mart, Inc. (Æ)	927	6
Stewart Enterprises, Inc. Class A	359	2
Teavana Holdings, Inc. (Æ)	247	5
Town Sports International Holdings, Inc. (Æ)	435	6
Universal Technical Institute, Inc.	1,266	17
US Auto Parts Network, Inc. (Æ)	1,230	4
Valassis Communications, Inc. (Æ)	46	1
Valuevision Media, Inc. Class A (Æ)	161	—	±
Viad Corp.	109	2
Wolverine World Wide, Inc.	181	7

		507

Consumer Staples - 12.8%
Andersons, Inc. (The)	382	19
B&G Foods, Inc. Class A	1,011	23

	Principal Amount ($) or Shares	Market Value $
Casey’s General Stores, Inc.	699	39
Chiquita Brands International, Inc. (Æ)	122	1
Farmer Bros Co. (Æ)	141	2
Fresh Del Monte Produce, Inc.	977	22
Hain Celestial Group, Inc. (The) (Æ)	1,311	57
Harris Teeter Supermarkets, Inc.	232	9
J&J Snack Foods Corp.	378	20
Lancaster Colony Corp.	565	38
Medifast, Inc. (Æ)	367	6
Nash Finch Co.	491	14
National Beverage Corp. (Æ)	907	15
Peet’s Coffee & Tea, Inc. (Æ)	367	27
PetMed Express, Inc.	1,650	20
Rite Aid Corp. (Æ)	1,488	3
Sanderson Farms, Inc.	1,501	80
Schiff Nutrition International, Inc. (Æ)	728	9
Snyders-Lance, Inc.	326	8
Spartan Stores, Inc.	195	3
Star Scientific, Inc. (Æ)	1,435	5
TreeHouse Foods, Inc. (Æ)	69	4
United Natural Foods, Inc. (Æ)	626	29
Universal Corp.	1,572	73
USANA Health Sciences, Inc. (Æ)	417	16
Vector Group, Ltd.	5,052	89
WD-40 Co.	636	29

		660

Energy - 0.3%
Rex Energy Corp. (Æ)	326	3
Syntroleum Corp. (Æ)	8,334	8
Venoco, Inc. (Æ)	518	6

		17

Financial Services - 29.0%
American Campus Communities, Inc. (ö)	1,723	77
Amtrust Financial Services, Inc.	961	26
Argo Group International Holdings, Ltd.	104	3
ARMOUR Residential REIT, Inc. (ö)	780	5
Ashford Hospitality Trust, Inc. (ö)	4,092	37
Beneficial Mutual Bancorp, Inc. (Æ)	868	8
BofI Holding, Inc. (Æ)	11	—	±
Capstead Mortgage Corp. (ö)	3,804	50
Cardtronics, Inc. (Æ)	2,408	63
CBL & Associates Properties, Inc. (ö)	1,758	33
Centerstate Banks, Inc.	2,575	21
City Holding Co.	95	3
Colony Financial, Inc. (ö)	1,550	25
Columbia Banking System, Inc.	30	1
Coresite Realty Corp. (ö)	129	3
CreXus Investment Corp. (ö)	2,175	23
DCT Industrial Trust, Inc. (ö)	4,028	24
DiamondRock Hospitality Co. (ö)	1,260	13
DuPont Fabros Technology, Inc. (ö)	675	17
Dynex Capital, Inc. (ö)	3,332	32
eHealth, Inc. (Æ)	518	8
Employers Holdings, Inc.	830	15
Encore Bancshares, Inc. (Æ)	475	10

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Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Entertainment Properties Trust (ö)	138	6
Excel Trust, Inc. (ö)	1,634	20
Extra Space Storage, Inc. (ö)	354	10
Federal Agricultural Mortgage Corp. Class C	56	1
FelCor Lodging Trust, Inc. (Æ)(ö)	530	2
First Community Bancshares, Inc.	601	8
First Financial Bancorp	309	5
First Financial Bankshares, Inc.	948	33
Getty Realty Corp. (ö)	286	4
Glacier Bancorp, Inc.	1,068	16
Gladstone Commercial Corp. (ö)	114	2
Glimcher Realty Trust (ö)	1,492	15
Government Properties Income Trust (ö)	973	23
Greenlight Capital Re, Ltd. Class A (Æ)	47	1
Hancock Holding Co.	812	29
Hatteras Financial Corp. (ö)	408	11
Higher One Holdings, Inc. (Æ)	768	11
Hilltop Holdings, Inc. (Æ)	514	4
Home Properties, Inc. (ö)	378	23
Inland Real Estate Corp. (ö)	259	2
Investors Bancorp, Inc. (Æ)	955	14
Kilroy Realty Corp. (ö)	1,193	56
Ladenburg Thalmann Financial Services, Inc. (Æ)	865	2
Meadowbrook Insurance Group, Inc.	723	7
MGIC Investment Corp. (Æ)	2,419	12
Mid-America Apartment Communities, Inc. (ö)	70	5
MoneyGram International, Inc. (Æ)	141	3
Monmouth Real Estate Investment Corp. Class A (ö)	4,712	46
MPG Office Trust, Inc. (Æ)(ö)	13,185	31
National Health Investors, Inc. (ö)	720	35
National Retail Properties, Inc. (ö)	2,269	62
NBT Bancorp, Inc.	122	3
Newcastle Investment Corp. (ö)	625	4
Northfield Bancorp, Inc.	431	6
Northwest Bancshares, Inc.	1,253	16
Ocwen Financial Corp. (Æ)	338	5
Oritani Financial Corp.	807	12
Pacific Capital Bancorp NA (Æ)	195	9
Park Sterling Corp. (Æ)	3,039	15
Pebblebrook Hotel Trust (ö)	635	14
Pennsylvania Real Estate Investment Trust (ö)	866	13
PennyMac Mortgage Investment Trust (ö)	305	6
Post Properties, Inc. (ö)	12	1
Potlatch Corp. (ö)	803	25
Prosperity Bancshares, Inc.	1,177	54
RAIT Financial Trust (ö)	645	3
Ramco-Gershenson Properties Trust (ö)	238	3
Resource Capital Corp. (ö)	2,380	13
RLJ Lodging Trust (ö)	597	11
Sabra Health Care REIT, Inc. (ö)	921	15
Saul Centers, Inc. (ö)	110	4
Signature Bank NY (Æ)	1,245	78

	Principal Amount ($) or Shares	Market Value $
Sterling Financial Corp. (Æ)	948	20
Strategic Hotels & Resorts, Inc. (Æ)(ö)	3,771	25
Sunstone Hotel Investors, Inc. (Æ)(ö)	170	2
Tanger Factory Outlet Centers (ö)	2,166	64
Terreno Realty Corp. (ö)	915	13
UMB Financial Corp.	107	5
Universal Insurance Holdings, Inc.	3,769	15
Urstadt Biddle Properties, Inc. Class A (ö)	1,002	20
ViewPoint Financial Group	357	6
Westfield Financial, Inc.	379	3
Wilshire Bancorp, Inc. (Æ)	857	4
World Acceptance Corp. (Æ)	181	11

		1,494

Health Care - 25.5%
Accelrys, Inc. (Æ)	1,232	10
Accretive Health, Inc. (Æ)	305	6
Accuray, Inc. (Æ)	755	5
Achillion Pharmaceuticals, Inc. (Æ)	129	1
Acorda Therapeutics, Inc. (Æ)	426	11
Acura Pharmaceuticals, Inc. (Æ)	1,459	5
Air Methods Corp. (Æ)	105	9
Akorn, Inc. (Æ)	67	1
Alkermes PLC (Æ)	1,689	31
Allos Therapeutics, Inc. (Æ)	1,296	2
Alnylam Pharmaceuticals, Inc. (Æ)	285	3
AMN Healthcare Services, Inc. (Æ)	1,164	7
Amsurg Corp. Class A (Æ)	2,532	71
AngioDynamics, Inc. (Æ)	659	8
Antares Pharma, Inc. (Æ)	5,482	18
Anthera Pharmaceuticals, Inc. (Æ)	2,313	5
Ardea Biosciences, Inc. (Æ)	310	7
Arena Pharmaceuticals, Inc. (Æ)	7,307	22
Arqule, Inc. (Æ)	877	6
athenahealth, Inc. (Æ)	37	3
Auxilium Pharmaceuticals, Inc. (Æ)	264	5
AVEO Pharmaceuticals, Inc. (Æ)	653	8
Biolase Technology, Inc. (Æ)	146	—	±
Bio-Reference Labs, Inc. (Æ)	3,246	76
BioScrip, Inc. (Æ)	333	2
Cadence Pharmaceuticals, Inc. (Æ)	234	1
Cambrex Corp. (Æ)	138	1
Cell Therapeutics, Inc. (Æ)	8,935	12
Centene Corp. (Æ)	1,210	59
Cerus Corp. (Æ)	2,537	10
Chelsea Therapeutics International, Ltd. (Æ)	465	1
Cleveland Biolabs, Inc. (Æ)	3,044	8
Computer Programs & Systems, Inc.	261	15
Corvel Corp. (Æ)	545	22
Cubist Pharmaceuticals, Inc. (Æ)	829	36
Cytori Therapeutics, Inc. (Æ)	1,024	3
Depomed, Inc. (Æ)	4,447	28
Emeritus Corp. (Æ)	185	3
Endocyte, Inc. (Æ)	1,233	6
Ensign Group, Inc. (The)	25	1
Enzon Pharmaceuticals, Inc. (Æ)	1,184	8

70	Russell 2000 Low Beta ETF

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Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Epocrates, Inc. (Æ)	238	2
Exact Sciences Corp. (Æ)	2,693	30
ExamWorks Group, Inc. (Æ)	273	3
Exelixis, Inc. (Æ)	1,825	9
Genomic Health, Inc. (Æ)	340	10
Greatbatch, Inc. (Æ)	93	2
Hansen Medical, Inc. (Æ)	1,439	4
HeartWare International, Inc. (Æ)	128	8
Immunogen, Inc. (Æ)	322	5
Impax Laboratories, Inc. (Æ)	205	5
Incyte Corp., Ltd. (Æ)	527	10
Infinity Pharmaceuticals, Inc. (Æ)	407	5
Integra LifeSciences Holdings Corp. (Æ)	22	1
Invacare Corp.	85	1
IPC The Hospitalist Co., Inc. (Æ)	273	10
IRIS International, Inc. (Æ)	473	6
Isis Pharmaceuticals, Inc. (Æ)	232	2
Jazz Pharmaceuticals PLC (Æ)	492	24
Landauer, Inc.	170	9
Lexicon Pharmaceuticals, Inc. (Æ)	12,235	23
LHC Group, Inc. (Æ)	331	6
Luminex Corp. (Æ)	434	10
Magellan Health Services, Inc. (Æ)	1,609	79
MannKind Corp. (Æ)	2,952	7
Masimo Corp. (Æ)	1,366	32
Maxygen, Inc. (Æ)	1,015	6
Medicis Pharmaceutical Corp. Class A	1,327	50
Medivation, Inc. (Æ)	115	9
Merge Healthcare, Inc. (Æ)	1,128	7
Merit Medical Systems, Inc. (Æ)	62	1
Molina Healthcare, Inc. (Æ)	754	25
Momenta Pharmaceuticals, Inc. (Æ)	183	3
MWI Veterinary Supply, Inc. (Æ)	176	16
Natus Medical, Inc. (Æ)	193	2
NPS Pharmaceuticals, Inc. (Æ)	1,573	11
NxStage Medical, Inc. (Æ)	104	2
Oncothyreon, Inc. (Æ)	1,119	5
Owens & Minor, Inc.	1,816	55
Par Pharmaceutical Cos., Inc. (Æ)	665	26
PAREXEL International Corp. (Æ)	92	3
PDL BioPharma, Inc.	220	1
Providence Service Corp. (The) (Æ)	51	1
Quality Systems, Inc.	665	29
Questcor Pharmaceuticals, Inc. (Æ)	768	29
RadNet, Inc. (Æ)	3,992	13
Raptor Pharmaceutical Corp. (Æ)	202	1
Salix Pharmaceuticals, Ltd. (Æ)	215	11
Santarus, Inc. (Æ)	2,258	13
Seattle Genetics, Inc. (Æ)	192	4
Spectranetics Corp. (Æ)	238	3
Staar Surgical Co. (Æ)	2,791	30
STERIS Corp.	146	5
Sunesis Pharmaceuticals, Inc. (Æ)	1,528	4
SurModics, Inc. (Æ)	252	4
Symmetry Medical, Inc. (Æ)	1,197	9
Theravance, Inc. (Æ)	131	3
Transcend Services, Inc. (Æ)	245	7

	Principal Amount ($) or Shares	Market Value $
Trius Therapeutics, Inc. (Æ)	861	5
Vical, Inc. (Æ)	1,727	6
Volcano Corp. (Æ)	1,020	29
Wright Medical Group, Inc. (Æ)	1,037	20
XenoPort, Inc. (Æ)	234	1
ZIOPHARM Oncology, Inc. (Æ)	3,358	18
Zoll Medical Corp. (Æ)	68	6

		1,312

Materials and Processing - 0.4%
Schweitzer-Mauduit International, Inc.	280	20

Producer Durables - 4.2%
Allegiant Travel Co. Class A (Æ)	283	15
Corporate Executive Board Co. (The)	629	27
Geo Group, Inc. (The) (Æ)	120	2
Heartland Express, Inc.	1,776	26
HEICO Corp.	28	2
Huron Consulting Group, Inc. (Æ)	116	4
InnerWorkings, Inc. (Æ)	928	11
Knight Transportation, Inc.	1,056	19
Liquidity Services, Inc. (Æ)	48	2
MasTec, Inc. (Æ)	66	1
Mine Safety Appliances Co.	1,608	66
Navigant Consulting, Inc. (Æ)	585	8
Swisher Hygiene, Inc. (Æ)(Þ)	718	2
Teledyne Technologies, Inc. (Æ)	169	11
US Airways Group, Inc. (Æ)	181	1
Werner Enterprises, Inc.	846	21

		218

Technology - 5.6%
Carbonite, Inc. (Æ)	729	8
comScore, Inc. (Æ)	256	5
Comtech Telecommunications Corp.	305	10
DDi Corp.	1,148	14
Deltek, Inc. (Æ)	1,182	13
Digital River, Inc. (Æ)	129	2
Earthlink, Inc.	1,677	13
Emcore Corp. (Æ)	2,534	12
EPIQ Systems, Inc.	389	5
Finisar Corp. (Æ)	405	8
Iridium Communications, Inc. (Æ)	1,250	11
JDA Software Group, Inc. (Æ)	387	11
Kenexa Corp. (Æ)	145	5
Loral Space & Communications, Inc. (Æ)	191	15
Monolithic Power Systems, Inc. (Æ)	245	5
Multi-Fineline Electronix, Inc. (Æ)	203	6
Oclaro, Inc. (Æ)	5,624	22
Openwave Systems, Inc. (Æ)	2,813	6
Pegasystems, Inc.	159	6
Plantronics, Inc.	411	17
Quest Software, Inc. (Æ)	938	22
Semtech Corp. (Æ)	453	13
Sycamore Networks, Inc. (Æ)	406	7
Synaptics, Inc. (Æ)	469	17
TNS, Inc. (Æ)	691	15

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Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Ubiquiti Networks, Inc. (Æ)	52		2
Ultratech, Inc. (Æ)	17		—	±
Viasat, Inc. (Æ)	105		5
Websense, Inc. (Æ)	517		11

			286

Utilities - 12.0%
Alaska Communications Systems Group, Inc.	1,489		5
Allete, Inc.	576		24
Avista Corp.	1,407		36
Black Hills Corp.	929		31
Boingo Wireless, Inc. (Æ)	809		10
California Water Service Group	2,003		36
Cbeyond, Inc. (Æ)	98		1
Central Vermont Public Service Corp.	1,136		40
CH Energy Group, Inc.	462		31
Cleco Corp.	196		8
Cogent Communications Group, Inc. (Æ)	195		4
Consolidated Communications Holdings, Inc.	384		7
Idacorp, Inc.	900		37
IDT Corp. Class B	101		1
MGE Energy, Inc.	835		37
Neutral Tandem, Inc. (Æ)	646		8
New Jersey Resources Corp.	379		17
Northwest Natural Gas Co.	300		14
NorthWestern Corp.	209		7
NTELOS Holdings Corp.	67		1
Pendrell Corp. (Æ)	2,863		7
PNM Resources, Inc.	1,157		21
Portland General Electric Co.	2,353		59
Premiere Global Services, Inc. (Æ)	1,764		16
South Jersey Industries, Inc.	636		32
UIL Holdings Corp.	505		18
Unisource Energy Corp.	2,391		87
WGL Holdings, Inc.	624		25

			620

Total Common Stocks (cost $4,850)			5,134

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	8,324	(¥)	8

Total Short-Term Investments (cost $8)			8

Total Investments - 99.9% (identified cost $4,858)			5,142

Other Assets and Liabilities, Net - 0.1%			6

Net Assets - 100.0%			5,148

See accompanying notes which are an integral part of the financial statements.

72	Russell 2000 Low Beta ETF

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Russell 2000 Low Beta ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$507	$—	$—	$507	9.9
Consumer Staples	660	—	—	660	12.8
Energy	17	—	—	17	0.3
Financial Services	1,494	—	—	1,494	29.0
Health Care	1,312	—	—	1,312	25.5
Materials and Processing	20	—	—	20	0.4
Producer Durables	218	—	—	218	4.2
Technology	286	—	—	286	5.6
Utilities	620	—	—	620	12.0
Short-Term Investments	—	8	—	8	0.2

Total Investments	5,134	8	—	5,142	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 2000 Low Beta ETF	73

Russell Exchange Traded Funds Trust

Russell 2000 Low Beta ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 2000 Low Beta ETF

Assets
Investments, at identified cost	$4,858
Investments, at market*	5,142
Receivables:
Dividends	10
Investments sold	266

Total assets	5,418

Liabilities
Payables:
Investments purchased	269
Accrued fees to affiliates	1

Total liabilities	270

Net Assets	$5,148

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$6
Accumulated net realized gain (loss)	(89)
Unrealized appreciation (depreciation) on investments	284
Additional paid-in capital	4,947

Net Assets	$5,148

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$51.48
Net assets	$5,148,427
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$8
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

74	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 2000 Low Beta ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 2000 Low Beta ETF*

Investment Income
Dividends	$80

Total investment income	80

Expenses
Management fees	28
Trustee and trustee related fees	14

Expenses before reductions	42
Expense reductions	(22)

Net expenses	20

Net investment income (loss)	60

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(89)
In-kind redemptions	—

Net realized gain (loss)	(89)
Net change in unrealized appreciation (depreciation) on investments	284

Net realized and unrealized gain (loss)	195

Net Increase (Decrease) in Net Assets from Operations	$255

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	75

Russell Exchange Traded Funds Trust

Russell 2000 Low Beta ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell 2000 Low Beta ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$60
Net realized gain (loss)	(89)
Net change in unrealized appreciation (depreciation)	284

Net increase (decrease) in net assets from operations	255

Distributions
From net investment income	(54)

Net decrease in net assets from distributions	(54)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,947

Total Net Increase (Decrease) in Net Assets	5,148

Net Assets
Beginning of period	—

End of period	$5,148

Undistributed (overdistributed) net investment income included in net assets	$6

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

76	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 2000 Low Beta ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 2000 Low Beta ETF
March 31, 2012*	49.47	.60	1.95	2.55	(.54)	(.54)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

78	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

51.48	5.24	5,148	1.05	.50	1.49	38

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	79

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Small Cap High Beta Index**
Inception*	(5.95)%	(5.97)%	(5.23)%

80	Russell 2000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 2000® High Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 2000® High Beta ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap High Beta Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap High Beta Index, which is designed to deliver exposure to stocks that are predicted to have a high beta as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund lost (5.95)%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Small Cap High Beta Index, which lost (5.23)% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Health care was the best performing sector for the Fund and the Index, while consumer discretionary was the worst performing sector. Producer durables, with an average weight of 32.8% was the best contributor to Fund and Index returns. Technology, with an average weight of 19.4%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

United Rentals Inc, Taleo Corp Cl A, and Hornbeck Offshore Services Inc generated positive returns and contributed the most to Fund performance while Willbros Group Inc, Century Aluminum Co, and Meritor Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**

The Russell-Axioma U.S. Small Cap High Beta Index is designed to deliver exposure to stocks that have high predicted betas as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Beta is a measure of the sensitivity of a stock’s price to a change in the broad market price level, as represented by the Russell 2000® Index (an index comprised of U.S. small capitalization stocks). High beta stocks are considered to have a higher risk profile than the overall market and can be used by investors to adjust beta exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 2000® High Beta ETF	81

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2011	$1,000 .00	$1,000 .00
Ending Account Value
March 31, 2012	$1,369 .00	$1,023 .20
Expenses Paid During Period*	$2 .13	$1 .82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.30%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

82	Russell 2000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 5.3%
Aeropostale, Inc. (Æ)	275	6
Blyth, Inc.	56	4
Casella Waste Systems, Inc. Class A (Æ)	201	1
Corinthian Colleges, Inc. (Æ)	747	3
Crocs, Inc. (Æ)	43	1
Dana Holding Corp.	3,463	53
Dollar Thrifty Automotive Group, Inc. (Æ)	469	38
G-III Apparel Group, Ltd. (Æ)	136	4
Jones Group, Inc. (The)	383	5
KB Home	345	3
Meritor, Inc. (Æ)	452	4
Movado Group, Inc.	252	6
Perry Ellis International, Inc. (Æ)	96	2
Ruby Tuesday, Inc. (Æ)	1,449	13
Steven Madden, Ltd. (Æ)	1,120	48
Stoneridge, Inc. (Æ)	229	2
Tenneco, Inc. (Æ)	423	16
Winnebago Industries, Inc. (Æ)	3,867	38

		247

Energy - 14.6%
Alon USA Energy, Inc.	768	7
Basic Energy Services, Inc. (Æ)	1,700	29
Cloud Peak Energy, Inc. (Æ)	1,029	16
CVR Energy, Inc. (Æ)	1,281	34
Delek US Holdings, Inc.	1,893	29
Dril-Quip, Inc. (Æ)	1,247	81
Exterran Holdings, Inc. (Æ)	326	4
Flotek Industries, Inc. (Æ)	893	11
Global Geophysical Services, Inc. (Æ)	2,154	23
GT Advanced Technologies, Inc. (Æ)	435	4
Gulf Island Fabrication, Inc.	29	1
Helix Energy Solutions Group, Inc. (Æ)	3,407	61
Hornbeck Offshore Services, Inc. (Æ)	1,509	63
ION Geophysical Corp. (Æ)	266	2
Key Energy Services, Inc. (Æ)	2,837	44
Mitcham Industries, Inc. (Æ)	1,199	27
Newpark Resources, Inc. (Æ)	11,390	92
OYO Geospace Corp. (Æ)	150	16
Parker Drilling Co. (Æ)	3,493	21
Patriot Coal Corp. (Æ)	1,602	10
Tesco Corp. (Æ)	187	3
Tetra Technologies, Inc. (Æ)	1,971	19
Union Drilling, Inc. (Æ)	281	2
Vantage Drilling Co. (Æ)	1,297	2
Western Refining, Inc.	843	16
Willbros Group, Inc. (Æ)	15,473	50
World Fuel Services Corp.	265	11

		678

Financial Services - 5.8%
Advent Software, Inc. (Æ)	447	11
Apollo Investment Corp.	1,505	11
Delphi Financial Group, Inc. Class A	770	34
Encore Capital Group, Inc. (Æ)	726	16

	Principal Amount ($) or Shares	Market Value $
Fifth Street Finance Corp.	618	6
FXCM, Inc. Class A	138	2
Investment Technology Group, Inc. (Æ)	2,769	33
Knight Capital Group, Inc. Class A (Æ)	430	6
Medallion Financial Corp.	2,470	28
New Mountain Finance Corp.	1,587	22
PennantPark Investment Corp.	1,228	13
SeaBright Holdings, Inc.	524	5
Solar Capital, Ltd.	1,630	36
SWS Group, Inc. (Æ)	2,292	13
Walter Investment Management Corp.	1,519	34
Webster Financial Corp.	63	1

		271

Health Care - 0.1%
Transcept Pharmaceuticals, Inc. (Æ)	342	4

Materials and Processing - 21.2%
Aceto Corp.	915	9
Acuity Brands, Inc.	1,011	64
Ampco-Pittsburgh Corp.	1,581	32
Apogee Enterprises, Inc.	2,186	28
Balchem Corp.	71	2
Beacon Roofing Supply, Inc. (Æ)	275	7
Belden, Inc.	946	36
Century Aluminum Co. (Æ)	2,602	23
Clarcor, Inc.	974	48
Coeur d’Alene Mines Corp. (Æ)	674	16
Ferro Corp. (Æ)	3,591	21
Georgia Gulf Corp. (Æ)	226	8
Gibraltar Industries, Inc. (Æ)	769	12
Globe Specialty Metals, Inc.	874	13
Gold Resource Corp.	126	3
Golden Star Resources, Ltd. (Æ)	2,964	6
Griffon Corp.	1,306	14
Hecla Mining Co.	141	1
Innospec, Inc. (Æ)	576	17
Interline Brands, Inc. (Æ)	10	—	±
Jaguar Mining, Inc. (Æ)	1,314	6
Kaiser Aluminum Corp.	1,173	55
Kaydon Corp.	1,502	38
LB Foster Co. Class A	584	17
Louisiana-Pacific Corp. (Æ)	998	9
Mueller Industries, Inc.	586	27
Mueller Water Products, Inc. Class A	3,728	12
NCI Building Systems, Inc. (Æ)	913	11
Olin Corp.	1,627	35
Olympic Steel, Inc.	637	15
OM Group, Inc. (Æ)	1,166	32
Paramount Gold and Silver Corp. (Æ)	732	2
PolyOne Corp.	993	14
Quanex Building Products Corp.	754	13
RBC Bearings, Inc. (Æ)	576	27
RTI International Metals, Inc. (Æ)	434	10
Simpson Manufacturing Co., Inc.	1,176	38
Texas Industries, Inc.	788	28
Thompson Creek Metals Co., Inc. - ADR (Æ)	13,578	92

Russell 2000 High Beta ETF	83

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

TMS International Corp. Class A (Æ)	1,360	16
Universal Forest Products, Inc.	240	8
Universal Stainless & Alloy (Æ)	782	33
USG Corp. (Æ)	3,472	60
Worthington Industries, Inc.	1,354	26

		984

Producer Durables - 35.0%
Actuant Corp. Class A	3,225	94
Aegion Corp. Class A (Æ)	728	13
Aircastle, Ltd.	6,834	85
Alaska Air Group, Inc. (Æ)	1,104	40
Albany International Corp. Class A	2,254	52
AM Castle & Co. (Æ)	793	10
AO Smith Corp.	544	24
Arkansas Best Corp.	1,168	22
Badger Meter, Inc.	268	9
Barnes Group, Inc.	2,091	55
Briggs & Stratton Corp.	3,273	59
Bristow Group, Inc.	251	12
Chart Industries, Inc. (Æ)	780	57
Colfax Corp. (Æ)	577	20
Commercial Vehicle Group, Inc. (Æ)	620	8
Douglas Dynamics, Inc.	394	5
DXP Enterprises, Inc. (Æ)	193	8
Dycom Industries, Inc. (Æ)	87	2
EMCOR Group, Inc.	48	1
EnerSys (Æ)	1,213	42
EnPro Industries, Inc. (Æ)	2,370	98
ESCO Technologies, Inc.	2,261	83
Franklin Electric Co., Inc.	216	11
Genesee & Wyoming, Inc. Class A (Æ)	576	31
Geo Group, Inc. (The) (Æ)	2,511	48
Great Lakes Dredge & Dock Corp.	1,238	9
Greenbrier Cos., Inc. (Æ)	932	18
Gulfmark Offshore, Inc. Class A (Æ)	522	24
JetBlue Airways Corp. (Æ)	7,628	37
MasTec, Inc. (Æ)	571	10
Middleby Corp. (Æ)	246	25
Mistras Group, Inc. (Æ)	993	24
Modine Manufacturing Co. (Æ)	1,598	14
Old Dominion Freight Line, Inc. (Æ)	832	40
OSI Systems, Inc. (Æ)	615	38
Roadrunner Transportation Systems, Inc. (Æ)	940	16
Robbins & Myers, Inc.	1,386	72
RSC Holdings, Inc. (Æ)	922	21
Rush Enterprises, Inc. Class A (Æ)	229	5
Saia, Inc. (Æ)	231	4
Standex International Corp.	218	9
Swift Transportation Co. Class A (Æ)	2,725	31
Titan International, Inc.	643	15
Titan Machinery, Inc. (Æ)	1,993	56
Tutor Perini Corp. (Æ)	2,747	43
Twin Disc, Inc.	325	8
United Rentals, Inc. (Æ)	1,467	63
Wabash National Corp. (Æ)	3,132	32

	Principal Amount ($) or Shares	Market Value $
Watts Water Technologies, Inc. Class A	2,043	84
Woodward, Inc.	896	38

		1,625

Technology - 17.3%
Acacia Research Corp. (Æ)	75	3
Anadigics, Inc. (Æ)	7,137	17
Anixter International, Inc. (Æ)	220	16
Applied Micro Circuits Corp. (Æ)	1,215	8
Aruba Networks, Inc. (Æ)	683	15
AXT, Inc. (Æ)	3,220	20
Cavium, Inc. (Æ)	1,525	47
Ceva, Inc. (Æ)	127	3
Checkpoint Systems, Inc. (Æ)	544	6
CIBER, Inc. (Æ)	244	1
CommVault Systems, Inc. (Æ)	54	3
DSP Group, Inc. (Æ)	3,448	23
Entegris, Inc. (Æ)	5,470	51
Exar Corp. (Æ)	691	6
FSI International, Inc. (Æ)	1,051	5
Hittite Microwave Corp. (Æ)	1,374	76
Inphi Corp. (Æ)	311	4
Intevac, Inc. (Æ)	206	2
iRobot Corp. (Æ)	2,728	75
Kenexa Corp. (Æ)	89	3
Kulicke & Soffa Industries, Inc. (Æ)	1,221	15
Monolithic Power Systems, Inc. (Æ)	294	6
NetSuite, Inc. (Æ)	184	9
OCZ Technology Group, Inc. (Æ)	866	6
Omnivision Technologies, Inc. (Æ)	2,339	47
Photronics, Inc. (Æ)	2,293	15
QLIK Technologies, Inc. (Æ)	476	15
Rambus, Inc. (Æ)	1,174	8
RealPage, Inc. (Æ)	427	8
RF Micro Devices, Inc. (Æ)	2,011	10
Semtech Corp. (Æ)	3,005	86
Silicon Image, Inc. (Æ)	1,932	11
Standard Microsystems Corp. (Æ)	66	2
Supertex, Inc. (Æ)	53	1
Taleo Corp. Class A (Æ)	662	30
TeleCommunication Systems, Inc. Class A (Æ)	908	3
Tessera Technologies, Inc.	2,829	49
TriQuint Semiconductor, Inc. (Æ)	2,378	16
TTM Technologies, Inc. (Æ)	766	9
Ultra Clean Holdings (Æ)	4,696	35
Unisys Corp. (Æ)	510	10
Universal Display Corp. (Æ)	198	7
VirnetX Holding Corp. (Æ)	932	22

		804

Utilities - 0.5%
Central Vermont Public Service Corp.	687	24

Total Common Stocks (cost $4,788)		4,637

84	Russell 2000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Short-Term Investments - 0.5%
Russell U.S. Cash Management Fund	20,800	(¥)	21

Total Short-Term Investments (cost $21)			21

Total Investments - 100.3% (identified cost $4,809)			4,658

Other Assets and Liabilities, Net - (0.3%)			(12)

Net Assets - 100.0%			4,646

See accompanying notes which are an integral part of the financial statements.

Russell 2000 High Beta ETF	85

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$247	$—	$—	$247	5 .3
Energy	678	—	—	678	14.6
Financial Services	271	—	—	271	5 .8
Health Care	4	—	—	4	0 .1
Materials and Processing	984	—	—	984	21 .2
Producer Durables	1,625	—	—	1,625	35 .0
Technology	804	—	—	804	17 .3
Utilities	24	—	—	24	0 .5
Short-Term Investments	—	21	—	21	0 .5

Total Investments	4,637	21	—	4,658	100.3

Other Assets and Liabilities, Net					(0 .3)

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

86	Russell 2000 High Beta ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 2000 High Beta ETF

Assets
Investments, at identified cost	$4,809
Investments, at market*	4,658
Receivables:
Dividends	4
Investments sold	568

Total assets	5,230

Liabilities
Payables:
Investments purchased	583
Accrued fees to affiliates	1

Total liabilities	584

Net Assets	$4,646

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$17
Accumulated net realized gain (loss)	(716)
Unrealized appreciation (depreciation) on investments	(151)
Additional paid-in capital	5,496

Net Assets	$4,646

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$46.46
Net assets	$4,645,669
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$21
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	87

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 2000 High Beta ETF*

Investment Income
Dividends	$48

Total investment income	48

Expenses
Management fees	28
Trustee and trustee related fees	14

Expenses before reductions	42
Expense reductions	(21)

Net expenses	21

Net investment income (loss)	27

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(762)
In-kind redemptions	333

Net realized gain (loss)	(429)
Net change in unrealized appreciation (depreciation) on investments	(151)

Net realized and unrealized gain (loss)	(580)

Net Increase (Decrease) in Net Assets from Operations	$(553)

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

88	Statement of Operations

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell 2000 High Beta ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$27
Net realized gain (loss)	(429)
Net change in unrealized appreciation (depreciation)	(151)

Net increase (decrease) in net assets from operations	(553)

Distributions
From net investment income	(9)

Net decrease in net assets from distributions	(9)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,208

Total Net Increase (Decrease) in Net Assets	4,646

Net Assets
Beginning of period	—

End of period	$4,646

Undistributed (overdistributed) net investment income included in net assets	$17

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	89

Russell Exchange Traded Funds Trust

Russell 2000 High Beta ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 2000 High Beta ETF
March 31, 2012*	49.51	.25	(3.20)	(2.95)	(.10)	(.10)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

90	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

46.46	(5.95)	4,646	1.05	.52	.68	126

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	91

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Small Cap Low Volatility Index**
Inception*	4.69%	4.74%	5.36%

92	Russell 2000 Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000® Low Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 2000® Low Volatility ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap Low Volatility Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell–Axioma U.S. Small Cap Low Volatility Index, which is designed to deliver exposure to stocks with low volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 4.69%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Small Cap Low Volatility Index, which gained 5.36% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer staples was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Utilities, with an average weight of 20.5% was the best contributor to Fund and Index returns. Energy, with an average weight of 0.6%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Sunstone Hotel Investors Inc, Pool Corp, and CH Energy Group Inc (Holding Co) generated positive returns and contributed the most to Fund performance while Willbros Group Inc, Black Box Corp, and Ashford Hospitality Trust, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**	The Russell-Axioma U.S. Small Cap Low Volatility Index is designed to deliver exposure to stocks with low volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Volatility is a measure of a stock’s variability in total returns based on its historical behavior over the last sixty days. Stocks exhibiting high or low volatility can be used by investors to adjust volatility exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 2000® Low Volatility ETF	93

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,228.30	$1,023.20
Expenses Paid During Period*	$2.01	$1.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.30%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

94	Russell 2000 Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.8%
Consumer Discretionary - 9.1%
Belo Corp. Class A	1,493	11
Carter’s, Inc. (Æ)	1,057	53
CEC Entertainment, Inc.	24	1
Central European Media Enterprises, Ltd. Class A (Æ)	4,424	31
Charming Shoppes, Inc. (Æ)	330	2
Dana Holding Corp.	1,007	16
Destination Maternity Corp.	939	17
Exide Technologies (Æ)	1,484	5
Gaylord Entertainment Co. (Æ)	2,447	75
Gerber Scientific, Inc. (Æ)(Å)	245	—	±
Harris Teeter Supermarkets, Inc.	866	35
Jack in the Box, Inc. (Æ)	109	3
Jones Group, Inc. (The)	173	2
La-Z-Boy, Inc. (Æ)	1,852	28
Matthews International Corp. Class A	129	4
Meritor, Inc. (Æ)	450	4
Pool Corp.	2,664	99
Sinclair Broadcast Group, Inc. Class A	150	2
Sotheby’s Class A	367	14
Stoneridge, Inc. (Æ)	2,749	27
Warnaco Group, Inc. (The) (Æ)	85	5
Wolverine World Wide, Inc.	760	28

		462

Consumer Staples - 5.0%
Boston Beer Co., Inc. Class A (Æ)	50	5
Cal-Maine Foods, Inc.	1,301	50
Casey’s General Stores, Inc.	531	29
Hain Celestial Group, Inc. (The) (Æ)	636	28
Lancaster Colony Corp.	528	35
Snyders-Lance, Inc.	109	3
Tootsie Roll Industries, Inc.	32	1
Universal Corp.	464	22
Vector Group, Ltd.	4,098	72
Weis Markets, Inc.	232	10

		255

Energy - 0.3%
Gulfport Energy Corp. (Æ)	175	5
Petroleum Development Corp. (Æ)	36	1
Triangle Petroleum Corp. (Æ)	1,247	9
Willbros Group, Inc. (Æ)	375	1

		16

Financial Services - 31.3%
Apollo Commercial Real Estate Finance, Inc. (ö)	305	5
ARMOUR Residential REIT, Inc. (ö)	14,090	96
Ashford Hospitality Trust, Inc. (ö)	4,609	42
BioMed Realty Trust, Inc. (ö)	2,846	54
BofI Holding, Inc. (Æ)	1,582	27
Capstead Mortgage Corp. (ö)	117	2
Cash America International, Inc.	1,050	50

	Principal Amount ($) or Shares	Market Value $
Cohen & Steers, Inc.	2,534	81
Colony Financial, Inc. (ö)	1,569	26
Delphi Financial Group, Inc. Class A	2,302	104
DiamondRock Hospitality Co. (ö)	1,935	20
Dynex Capital, Inc. (ö)	360	3
Euronet Worldwide, Inc. (Æ)	473	10
FelCor Lodging Trust, Inc. (Æ)(ö)	9,277	33
First Financial Bancorp	1,871	32
First Industrial Realty Trust, Inc. (Æ)(ö)	328	4
Franklin Financial Corp. (Æ)	974	13
Glimcher Realty Trust (ö)	1,524	16
Harleysville Group, Inc.	1,128	65
Healthcare Realty Trust, Inc. (ö)	634	14
Jack Henry & Associates, Inc.	2,012	69
LaSalle Hotel Properties (ö)	900	25
Medical Properties Trust, Inc. (ö)	697	6
Navigators Group, Inc. (The) (Æ)	606	29
Parkway Properties, Inc. (ö)	4,127	43
Pebblebrook Hotel Trust (ö)	2,646	60
PennantPark Investment Corp.	1,489	15
Pennsylvania Real Estate Investment Trust (ö)	3,348	51
PennyMac Mortgage Investment Trust (ö)	2,295	43
Platinum Underwriters Holdings, Ltd.	3	—	±
Post Properties, Inc. (ö)	470	22
ProAssurance Corp.	544	48
Prospect Capital Corp.	1,076	12
Prosperity Bancshares, Inc.	43	2
PS Business Parks, Inc. (ö)	279	18
Resource Capital Corp. (ö)	9,355	50
Retail Opportunity Investments Corp. (ö)	3,761	45
RLI Corp.	873	63
Starwood Property Trust, Inc. (ö)	3,044	64
Strategic Hotels & Resorts, Inc. (Æ)(ö)	5,366	35
Sunstone Hotel Investors, Inc. (Æ)(ö)	7,954	77
SVB Financial Group (Æ)	1,529	99
Universal Health Realty Income Trust (ö)	35	1
Wright Express Corp. (Æ)	393	25

		1,599

Health Care - 8.6%
Abaxis, Inc. (Æ)	56	2
Amsurg Corp. Class A (Æ)	743	21
Analogic Corp.	60	4
Cepheid, Inc. (Æ)	1,044	44
Chemed Corp.	401	25
CONMED Corp.	2,666	79
Exact Sciences Corp. (Æ)	270	3
Greatbatch, Inc. (Æ)	355	9
Haemonetics Corp. (Æ)	446	31
HealthSouth Corp. (Æ)	276	6
Integra LifeSciences Holdings Corp. (Æ)	373	13
Invacare Corp.	132	2
ISTA Pharmaceuticals, Inc. (Æ)	175	2
Magellan Health Services, Inc. (Æ)	912	44
Owens & Minor, Inc.	2,235	67
Savient Pharmaceuticals, Inc. (Æ)	4,984	11

Russell 2000 Low Volatility ETF	95

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

STERIS Corp.	189	6
Sunrise Senior Living, Inc. (Æ)	5,039	32
West Pharmaceutical Services, Inc.	803	34

		435

Materials and Processing - 7.4%
Acuity Brands, Inc.	1,481	93
AMCOL International Corp.	339	10
Boise, Inc.	3,589	29
Century Aluminum Co. (Æ)	1,420	13
HB Fuller Co.	117	4
Innospec, Inc. (Æ)	1,158	35
Kaydon Corp.	707	18
Koppers Holdings, Inc.	589	23
Minerals Technologies, Inc.	484	32
NewMarket Corp.	460	86
Olin Corp.	51	1
Sensient Technologies Corp.	84	3
Watsco, Inc.	284	21
Worthington Industries, Inc.	152	3
Zoltek Cos., Inc. (Æ)	418	5

		376

Producer Durables - 11.9%
AAR Corp.	225	4
Aircastle, Ltd.	1,548	19
Applied Industrial Technologies, Inc.	1,522	63
Atlas Air Worldwide Holdings, Inc. (Æ)	26	1
Commercial Vehicle Group, Inc. (Æ)	8,239	100
CoStar Group, Inc. (Æ)	432	30
EMCOR Group, Inc.	261	7
Esterline Technologies Corp. (Æ)	343	25
Forward Air Corp.	38	1
Genesee & Wyoming, Inc. Class A (Æ)	126	7
Greenbrier Cos., Inc. (Æ)	1,072	21
Gulfmark Offshore, Inc. Class A (Æ)	15	1
HEICO Corp.	216	11
Heidrick & Struggles International, Inc.	61	1
Kaman Corp. Class A	590	20
Knight Transportation, Inc.	40	1
LoopNet, Inc. (Æ)	4,891	92
MAXIMUS, Inc.	874	36
Middleby Corp. (Æ)	130	13
Moog, Inc. Class A (Æ)	20	1
Orbital Sciences Corp. (Æ)	267	4
Rollins, Inc.	4	—	±
RSC Holdings, Inc. (Æ)	164	4
Teledyne Technologies, Inc. (Æ)	129	8
Titan Machinery, Inc. (Æ)	1,206	34
Unifirst Corp.	263	16
United Rentals, Inc. (Æ)	34	1
United Stationers, Inc.	2,084	65
US Ecology, Inc.	180	4
Wabash National Corp. (Æ)	608	6
Werner Enterprises, Inc.	170	4

	Principal Amount ($) or Shares		Market Value $
Woodward, Inc.	132		6

			606

Technology - 6.3%
Anixter International, Inc. (Æ)	72		5
Arris Group, Inc. (Æ)	192		2
ATMI, Inc. (Æ)	86		2
Blackbaud, Inc.	916		30
CACI International, Inc. Class A (Æ)	423		26
Cognex Corp.	136		6
Coherent, Inc. (Æ)	273		16
Hittite Microwave Corp. (Æ)	1,111		60
II-VI, Inc. (Æ)	175		4
Microsemi Corp. (Æ)	327		7
Netscout Systems, Inc. (Æ)	192		4
Power Integrations, Inc.	123		5
Progress Software Corp. (Æ)	2,657		63
Quest Software, Inc. (Æ)	631		15
Syntel, Inc.	1,299		73

			318

Utilities - 17.9%
Avista Corp.	117		3
Black Hills Corp.	632		21
Central Vermont Public Service Corp.	2,877		102
CH Energy Group, Inc.	1,230		82
Cleco Corp.	2,461		98
Empire District Electric Co. (The)	2,951		60
Idacorp, Inc.	2,204		91
Laclede Group, Inc. (The)	856		33
Middlesex Water Co.	309		6
New Jersey Resources Corp.	1,615		72
Northwest Natural Gas Co.	1,924		87
NorthWestern Corp.	1,195		42
PNM Resources, Inc.	76		1
Portland General Electric Co.	1,153		29
South Jersey Industries, Inc.	761		38
UIL Holdings Corp.	1,892		66
Unisource Energy Corp.	2,170		79

			910

Total Common Stocks (cost $5,059)			4,977

Short-Term Investments - 0.3%
Russell U.S. Cash Management Fund	16,312	(¥)	16

Total Short-Term Investments (cost $16)			16

Total Investments - 98.1% (identified cost $5,075)			4,993

Other Assets and Liabilities, Net - 1.9%			95

Net Assets - 100.0%			5,088

See accompanying notes which are an integral part of the financial statements.

96	Russell 2000 Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$462	$—	$—	$462	9.1
Consumer Staples	255	—	—	255	5.0
Energy	16	—	—	16	0.3
Financial Services	1,599	—	—	1,599	31.3
Health Care	435	—	—	435	8.6
Materials and Processing	376	—	—	376	7.4
Producer Durables	606	—	—	606	11.9
Technology	318	—	—	318	6.3
Utilities	910	—	—	910	17.9
Short-Term Investments	—	16	—	16	0.3

Total Investments	4,977	16	—	4,993	98.1

Other Assets and Liabilities, Net					1.9

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 2000 Low Volatility ETF	97

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 2000 Low Volatility ETF

Assets
Investments, at identified cost	$5,075
Investments, at market*	4,993
Receivables:
Dividends	14
Investments sold	189

Total assets	5,196

Liabilities
Payables:
Investments purchased	107
Accrued fees to affiliates	1

Total liabilities	108

Net Assets	$5,088

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$13
Accumulated net realized gain (loss)	(165)
Unrealized appreciation (depreciation) on investments	(82)
Additional paid-in capital	5,322

Net Assets	$5,088

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$50.87
Net assets	$5,087,569
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$16

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

98	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 2000 Low Volatility ETF*

Investment Income
Dividends	$106

Total investment income	106

Expenses
Management fees	28
Trustee and trustee related fees	14

Expenses before reductions	42
Expense reductions	(22)

Net expenses	20

Net investment income (loss)	86

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(216)
In-kind redemptions	364

Net realized gain (loss)	148

Net change in unrealized appreciation (depreciation) on investments	(82)

Net realized and unrealized gain (loss)	66

Net Increase (Decrease) in Net Assets from Operations	$152

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	99

Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell 2000 Low Volatility ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$86
Net realized gain (loss)	148
Net change in unrealized appreciation (depreciation)	(82)

Net increase (decrease) in net assets from operations	152

Distributions
From net investment income	(73)

Net decrease in net assets from distributions	(73)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,009

Total Net Increase (Decrease) in Net Assets	5,088

Net Assets
Beginning of period	—

End of period	$5,088

Undistributed (overdistributed) net investment income included in net assets	$13

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

100	Statement of Changes in Net Assets

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Russell Exchange Traded Funds Trust

Russell 2000 Low Volatility ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 2000 Low Volatility ETF
March 31, 2012*	49.36	.86	1.38	2.24	(.73)	(.73)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

102	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

50.87	4.69	5,088	1.05	.50	2.13	98

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	103

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Small Cap High Volatility Index**
Inception*	(11.67)%	(11.62)%	(11.10)%

104	Russell 2000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000® High Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 2000® High Volatility ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap High Volatility Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap High Volatility Index, which is designed to deliver exposure to stocks with high volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund lost (11.67)%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Small Cap High Volatility Index, which lost (11.10)% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Financial services, with an average weight of 8.9% was the best contributor to Fund and Index returns. Technology, with an average weight of 18.1%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Qlik Technologies Inc, Sterling Financial Corp (Washington), and Old Dominion Freight Line Inc generated positive returns and contributed the most to Fund performance while Eastman Kodak Co, Epocrates Inc, and MF Global Holdings Ltd, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**	The Russell-Axioma U.S. Small Cap High Volatility Index is designed to deliver exposure to stocks with high volatility as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Volatility is a measure of a stock’s variability in total returns based on its historical behavior over the last sixty days. Stocks exhibiting high or low volatility can be used by investors to adjust volatility exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 2000® High Volatility ETF	105

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,282.90	$1,022.90
Expenses Paid During Period*	$2.40	$2.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.42% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.30%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

106	Russell 2000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 13.9%
Amerco, Inc.	30	3
Ancestry.com, Inc. (Æ)	91	2
Archipelago Learning, Inc. (Æ)	925	10
Arctic Cat, Inc. (Æ)	182	8
Avis Budget Group, Inc. (Æ)	1,083	15
Barnes & Noble, Inc. (Æ)	1,612	21
Beazer Homes USA, Inc. (Æ)	155	1
Blyth, Inc.	149	11
Boyd Gaming Corp. (Æ)	958	8
Brunswick Corp.	280	7
Buckle, Inc. (The)	505	24
Cabela’s, Inc. (Æ)	434	17
Caribou Coffee Co., Inc. (Æ)	446	8
Casual Male Retail Group, Inc. (Æ)	1,035	3
Coinstar, Inc. (Æ)	306	19
Coldwater Creek, Inc. (Æ)	1,190	1
Collective Brands, Inc. (Æ)	696	14
Conn’s, Inc. (Æ)	453	7
Cooper Tire & Rubber Co.	1,548	24
Crocs, Inc. (Æ)	1,177	25
Dana Holding Corp.	105	2
Digital Generation, Inc. (Æ)	777	8
Dorman Products, Inc. (Æ)	253	13
Drew Industries, Inc. (Æ)	515	14
Express, Inc. (Æ)	92	2
Finish Line, Inc. (The) Class A	731	16
Fuel Systems Solutions, Inc. (Æ)	513	13
Furniture Brands International, Inc. (Æ)	6,351	11
Group 1 Automotive, Inc.	127	7
hhgregg, Inc. (Æ)	668	8
Hovnanian Enterprises, Inc. Class A (Æ)	281	1
HSN, Inc.	80	3
Jones Group, Inc. (The)	650	8
KB Home	420	4
K-Swiss, Inc. Class A (Æ)	202	1
Lions Gate Entertainment Corp. (Æ)	1,080	15
Live Nation Entertainment, Inc. (Æ)	1,239	12
Marchex, Inc. Class A	320	1
Men’s Wearhouse, Inc. (The)	409	16
Meritage Homes Corp. (Æ)	484	13
Monro Muffler Brake, Inc.	626	25
Penske Automotive Group, Inc.	92	2
Pier 1 Imports, Inc.	1,680	30
Pinnacle Entertainment, Inc. (Æ)	1,402	16
RealD, Inc. (Æ)	722	10
Ryland Group, Inc. (The)	1,268	24
Shutterfly, Inc. (Æ)	217	7
Skechers U.S.A., Inc. Class A (Æ)	1,285	16
Skullcandy, Inc. (Æ)	425	7
Stamps.com, Inc. (Æ)	45	1
Standard Pacific Corp. (Æ)	535	2
Strayer Education, Inc.	16	2
Sturm Ruger & Co., Inc.	273	13
Teavana Holdings, Inc. (Æ)	38	1
Tenneco, Inc. (Æ)	182	7

	Principal Amount ($) or Shares	Market Value $
TiVo, Inc. (Æ)	170	2
Travelzoo, Inc. (Æ)	370	9
Tuesday Morning Corp. (Æ)	438	2
Valuevision Media, Inc. Class A (Æ)	245	1
Vera Bradley, Inc. (Æ)	74	2
Wet Seal, Inc. (The) Class A (Æ)	1,995	7
Zagg, Inc. (Æ)	1,999	21
Zipcar, Inc. (Æ)	282	4

		607

Consumer Staples - 2.1%
Central European Distribution Corp. (Æ)	369	2
Diamond Foods, Inc.	804	18
Farmer Bros Co. (Æ)	409	4
Fresh Market, Inc. (The) (Æ)	104	5
GNC Holdings, Inc. Class A	188	7
Heckmann Corp. (Æ)	172	1
Imperial Sugar Co.	1,828	9
Pilgrim’s Pride Corp. (Æ)	3,340	24
Star Scientific, Inc. (Æ)	2,408	8
Susser Holdings Corp. (Æ)	566	15

		93

Energy - 15.1%
Alon USA Energy, Inc.	881	8
Ameresco, Inc. Class A (Æ)	232	3
Amyris, Inc. (Æ)	347	2
Approach Resources, Inc. (Æ)	56	2
ATP Oil & Gas Corp. (Æ)	634	5
Basic Energy Services, Inc. (Æ)	431	7
Berry Petroleum Co. Class A	257	12
Bill Barrett Corp. (Æ)	210	5
BPZ Resources, Inc. (Æ)	4,418	18
C&J Energy Services, Inc. (Æ)	34	1
Cal Dive International, Inc. (Æ)	3,310	11
Capstone Turbine Corp. (Æ)	6,318	6
Carrizo Oil & Gas, Inc. (Æ)	39	1
Cheniere Energy, Inc. (Æ)	39	1
Clean Energy Fuels Corp. (Æ)	784	17
Comstock Resources, Inc. (Æ)	116	2
Crosstex Energy, Inc.	524	7
CVR Energy, Inc. (Æ)	1,254	34
Delek US Holdings, Inc.	1,878	29
Dril-Quip, Inc. (Æ)	463	30
Energy XXI Bermuda, Ltd. (Æ)	119	4
GMX Resources, Inc. (Æ)	2,418	3
Golar LNG, Ltd.	431	16
Goodrich Petroleum Corp. (Æ)	497	9
GT Advanced Technologies, Inc. (Æ)	3,285	27
Helix Energy Solutions Group, Inc. (Æ)	96	2
Hercules Offshore, Inc. (Æ)	1,120	5
Hornbeck Offshore Services, Inc. (Æ)	754	32
Houston American Energy Corp. (Æ)	1,604	8
Hyperdynamics Corp. (Æ)	622	1
ION Geophysical Corp. (Æ)	3,159	20
Key Energy Services, Inc. (Æ)	1,716	27
KiOR, Inc. Class A (Æ)	2,030	27

Russell 2000 High Volatility ETF	107

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Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Kodiak Oil & Gas Corp. (Æ)	2,561	26
L&L Energy, Inc. (Æ)	3,172	8
Lufkin Industries, Inc.	837	68
McMoRan Exploration Co. (Æ)	1,275	14
Newpark Resources, Inc. (Æ)	1,457	12
Northern Oil and Gas, Inc. (Æ)	1,040	22
Oasis Petroleum, Inc. (Æ)	504	16
Parker Drilling Co. (Æ)	1,474	9
Patriot Coal Corp. (Æ)	497	3
Penn Virginia Corp.	704	3
PowerSecure International, Inc. (Æ)	860	5
Rosetta Resources, Inc. (Æ)	491	24
Solazyme, Inc. (Æ)	46	1
STR Holdings, Inc. (Æ)	504	2
SunCoke Energy, Inc. (Æ)	394	6
Swift Energy Co. (Æ)	562	16
USEC, Inc. (Æ)	1,792	2
Vantage Drilling Co. (Æ)	10,856	17
W&T Offshore, Inc.	92	2
Western Refining, Inc.	1,407	26

		664

Financial Services - 11.6%
Astoria Financial Corp.	4,904	49
Cathay General Bancorp	241	4
CBL & Associates Properties, Inc. (ö)	947	18
CNO Financial Group, Inc. (Æ)	864	7
CVB Financial Corp.	951	11
Doral Financial Corp. (Æ)	4,114	6
First Commonwealth Financial Corp.	4,541	29
First Midwest Bancorp, Inc.	803	10
Flagstar Bancorp, Inc. (Æ)	9,058	8
FNB Corp.	1,229	15
Global Cash Access Holdings, Inc. (Æ)	955	7
Higher One Holdings, Inc. (Æ)	123	2
Highwoods Properties, Inc. (ö)	268	9
Home Properties, Inc. (ö)	365	22
Hudson Valley Holding Corp.	120	2
International Bancshares Corp.	443	9
Intersections, Inc.	719	9
iStar Financial, Inc. (Æ)(ö)	2,269	16
Knight Capital Group, Inc. Class A (Æ)	1,016	13
Ladenburg Thalmann Financial Services, Inc. (Æ)	9,185	16
Lakeland Bancorp, Inc.	1,642	16
Lexington Realty Trust (ö)	1,813	16
MB Financial, Inc.	123	3
MGIC Investment Corp. (Æ)	1,641	8
National Penn Bancshares, Inc.	1,160	10
Netspend Holdings, Inc. (Æ)	393	3
Park National Corp.	246	17
Phoenix Cos., Inc. (The)(Æ)	6,149	15
Piper Jaffray Cos. (Æ)	182	5
Radian Group, Inc.	3,051	13
Signature Bank (Æ)	100	6
Sterling Financial Corp. (Æ)	3,147	67
Strategic Hotels & Resorts, Inc. (Æ)(ö)	816	5

	Principal Amount ($) or Shares	Market Value $
Susquehanna Bancshares, Inc.	1,675	17
Umpqua Holdings Corp.	461	6
United Community Banks, Inc. (Æ)	1,746	17
Zillow, Inc. Class A (Æ)	577	21

		507

Health Care - 10.8%
Achillion Pharmaceuticals, Inc. (Æ)	57	1
Acura Pharmaceuticals, Inc. (Æ)	1,750	6
Akorn, Inc. (Æ)	1,758	21
Alimera Sciences, Inc.	179	1
Alkermes PLC (Æ)	142	3
Ampio Pharmaceuticals, Inc. (Æ)	1,036	4
Anthera Pharmaceuticals, Inc. (Æ)	2,870	6
AVEO Pharmaceuticals, Inc. (Æ)	1,056	13
AVI BioPharma, Inc. (Æ)	3,063	5
Cadence Pharmaceuticals, Inc. (Æ)	980	4
Cambrex Corp. (Æ)	1,381	10
Cell Therapeutics, Inc. (Æ)	466	1
Clovis Oncology, Inc. (Æ)	26	1
Complete Genomics, Inc. (Æ)	9,720	26
Cubist Pharmaceuticals, Inc. (Æ)	81	4
Curis, Inc. (Æ)	695	3
Cytori Therapeutics, Inc. (Æ)	208	1
Delcath Systems, Inc. (Æ)	570	2
Endologix, Inc. (Æ)	827	12
Exelixis, Inc. (Æ)	4,117	21
Hansen Medical, Inc. (Æ)	3,986	12
Idenix Pharmaceuticals, Inc. (Æ)	2,602	24
Incyte Corp., Ltd. (Æ)	497	10
InterMune, Inc. (Æ)	772	11
Jazz Pharmaceuticals PLC (Æ)	52	3
Keryx Biopharmaceuticals, Inc. (Æ)	104	1
KV Pharmaceutical Co. Class A (Æ)	475	1
Lexicon Pharmaceuticals, Inc. (Æ)	14,783	26
MAKO Surgical Corp. (Æ)	310	13
MannKind Corp. (Æ)	12,267	29
Medivation, Inc. (Æ)	73	5
Merge Healthcare, Inc. (Æ)	1,479	9
Metabolix, Inc. (Æ)	233	1
Metropolitan Health Networks, Inc. (Æ)	516	5
MModal, Inc. (Æ)	550	6
Momenta Pharmaceuticals, Inc. (Æ)	505	8
NxStage Medical, Inc. (Æ)	226	4
Nymox Pharmaceutical Corp. (Æ)	2,159	17
Oncothyreon, Inc. (Æ)	164	1
Onyx Pharmaceuticals, Inc. (Æ)	75	3
Optimer Pharmaceuticals, Inc. (Æ)	1,480	21
Pacific Biosciences of California, Inc. (Æ)	941	3
Pacira Pharmaceuticals, Inc. (Æ)	366	4
Pharmacyclics, Inc. (Æ)	1,434	39
Questcor Pharmaceuticals, Inc. (Æ)	511	19
Rigel Pharmaceuticals, Inc. (Æ)	1,107	9
Sangamo Biosciences, Inc. (Æ)	430	2
Sequenom, Inc. (Æ)	1,397	6
Skilled Healthcare Group, Inc. Class A (Æ)	1,802	14
Solta Medical, Inc. (Æ)	453	1

108	Russell 2000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sunesis Pharmaceuticals, Inc. (Æ)	277	1
Synta Pharmaceuticals Corp. (Æ)	191	1
Tornier NV (Æ)	41	1
Transcept Pharmaceuticals, Inc. (Æ)	719	8
Vanguard Health Systems, Inc.	348	3
WellCare Health Plans, Inc. (Æ)	41	3
Zogenix, Inc.	774	2

		471

Materials and Processing - 9.2%
AMCOL International Corp.	288	8
American Vanguard Corp.	825	18
Calgon Carbon Corp. (Æ)	1,008	16
Coeur d’Alene Mines Corp. (Æ)	1,695	40
General Moly, Inc. (Æ)	827	3
Georgia Gulf Corp. (Æ)	273	10
Gibraltar Industries, Inc. (Æ)	155	2
Globe Specialty Metals, Inc.	73	1
Gold Resource Corp.	93	2
Golden Minerals Co. (Æ)	151	1
Golden Star Resources, Ltd. (Æ)	11,196	21
Graphic Packaging Holding Co. (Æ)	2,127	12
Griffon Corp.	384	4
Headwaters, Inc. (Æ)	1,722	7
Hecla Mining Co.	7,073	33
Jaguar Mining, Inc. (Æ)	2,864	13
Kraton Performance Polymers, Inc. (Æ)	39	1
McEwen Mining, Inc. (Æ)	7,240	32
Midway Gold Corp. (Æ)	6,865	10
NCI Building Systems, Inc. (Æ)	584	7
Olin Corp.	81	2
Omnova Solutions, Inc. (Æ)	717	5
Paramount Gold and Silver Corp. (Æ)	550	1
Rentech, Inc. (Æ)	10,697	22
RTI International Metals, Inc. (Æ)	50	1
Schweitzer-Mauduit International, Inc.	206	14
Senomyx, Inc. (Æ)	877	2
Simpson Manufacturing Co., Inc.	1,400	46
Stillwater Mining Co. (Æ)	1,495	19
Texas Industries, Inc.	607	21
Universal Forest Products, Inc.	135	5
Uranium Energy Corp. (Æ)	1,268	5
Uranium Resources, Inc.	571	1
Vista Gold Corp. (Æ)	4,096	13
Zep, Inc.	223	3

		401

Producer Durables - 14.8%
A123 Systems, Inc. (Æ)	3,240	4
ACCO Brands Corp. (Æ)	738	9
Active Power, Inc. (Æ)	700	1
Advisory Board Co. (The) (Æ)	48	4
Alaska Air Group, Inc. (Æ)	568	20
AM Castle & Co. (Æ)	930	12
American Superconductor Corp. (Æ)	3,356	14
Brady Corp. Class A	395	13
Briggs & Stratton Corp.	571	10

	Principal Amount ($) or Shares	Market Value $
Bristow Group, Inc.	147	7
Broadwind Energy, Inc. (Æ)	17,546	8
CAI International, Inc. (Æ)	873	16
Chart Industries, Inc. (Æ)	61	4
Clean Harbors, Inc. (Æ)	57	4
Coleman Cable, Inc. (Æ)	998	10
Colfax Corp. (Æ)	596	21
CRA International, Inc. (Æ)	219	6
Darling International, Inc. (Æ)	242	4
DHT Holdings, Inc.	10,467	10
DXP Enterprises, Inc. (Æ)	406	18
Eagle Bulk Shipping, Inc. (Æ)	580	1
Energy Recovery, Inc. (Æ)	1,705	4
EnergySolutions, Inc. (Æ)	5,449	27
ESCO Technologies, Inc.	490	18
Excel Maritime Carriers, Ltd. Class A (Æ)	2,396	5
Frontline, Ltd.	1,607	12
Genco Shipping & Trading, Ltd. (Æ)	2,036	13
Generac Holdings, Inc. (Æ)	291	7
Gorman-Rupp Co. (The)	28	1
Graham Corp.	412	9
Great Lakes Dredge & Dock Corp.	700	5
Herman Miller, Inc.	454	10
Hill International, Inc. (Æ)	2,251	9
HUB Group, Inc. Class A (Æ)	235	8
InnerWorkings, Inc. (Æ)	1,112	13
Kimball International, Inc. Class B	1,717	12
MasTec, Inc. (Æ)	164	3
Measurement Specialties, Inc. (Æ)	245	8
Mistras Group, Inc. (Æ)	150	4
Modine Manufacturing Co. (Æ)	721	6
Old Dominion Freight Line, Inc. (Æ)	1,328	63
Overseas Shipholding Group, Inc.	1,104	14
PMFG, Inc. (Æ)	634	10
Power-One, Inc. (Æ)	2,133	10
Quad/Graphics, Inc.	1,287	18
Raven Industries, Inc.	19	1
Robbins & Myers, Inc.	43	2
RPX Corp. (Æ)	146	2
RSC Holdings, Inc. (Æ)	95	2
Satcon Technology Corp. (Æ)	12,919	5
Sauer-Danfoss, Inc.	58	3
ServiceSource International, Inc. (Æ)	140	2
Standex International Corp.	731	30
Swift Transportation Co. Class A (Æ)	1,488	17
Swisher Hygiene, Inc. (Æ)(Þ)	6,548	16
Tecumseh Products Co. Class A (Æ)	293	1
Trimas Corp. (Æ)	899	20
United Rentals, Inc. (Æ)	67	3
US Airways Group, Inc. (Æ)	5,253	40
Vicor Corp.	154	1
Wesco Aircraft Holdings, Inc. (Æ)	322	5
Woodward, Inc.	252	11

		646

Technology - 21.2%
3D Systems Corp. (Æ)	1,283	30

Russell 2000 High Volatility ETF	109

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Acacia Research Corp. (Æ)	49	2
ADTRAN, Inc.	62	2
Amkor Technology, Inc. (Æ)	790	5
Angie’s List. Inc. (Æ)	40	1
Aruba Networks, Inc. (Æ)	713	16
AXT, Inc. (Æ)	1,092	7
Bankrate, Inc. (Æ)	1,535	37
BroadSoft, Inc. (Æ)	632	24
Carbonite, Inc. (Æ)	898	10
CIBER, Inc. (Æ)	3,318	14
Cohu, Inc.	503	6
CommVault Systems, Inc. (Æ)	131	7
Computer Task Group, Inc. (Æ)	905	14
Cymer, Inc. (Æ)	35	2
Deltek, Inc. (Æ)	1,953	21
Demand Media, Inc. (Æ)	1,812	13
Echelon Corp. (Æ)	860	4
Emcore Corp. (Æ)	113	1
Emulex Corp. (Æ)	3,802	38
Entropic Communications, Inc. (Æ)	1,337	8
Envestnet, Inc. (Æ)	1,169	15
Fabrinet (Æ)	889	16
Finisar Corp. (Æ)	586	12
FriendFinder Networks, Inc. (Æ)	424	1
GeoEye, Inc. (Æ)	213	5
iGate Corp. (Æ)	409	7
Insight Enterprises, Inc. (Æ)	261	6
InterDigital, Inc.	1,022	36
Intevac, Inc. (Æ)	341	3
IntraLinks Holdings, Inc. (Æ)	181	1
InvenSense, Inc. Class A (Æ)	36	1
KEYW Holding Corp. (The) (Æ)	1,003	8
KIT Digital, Inc. (Æ)	146	1
Kopin Corp. (Æ)	4,213	17
Kulicke & Soffa Industries, Inc. (Æ)	2,586	32
LogMeIn, Inc. (Æ)	48	2
Mercury Computer Systems, Inc. (Æ)	651	9
Meru Networks, Inc. (Æ)	528	2
Microvision, Inc. (Æ)	1,687	5
Motricity, Inc. (Æ)	1,323	1
NetSuite, Inc. (Æ)	62	3
OCZ Technology Group, Inc. (Æ)	157	1
Omnivision Technologies, Inc. (Æ)	1,306	26
OpenTable, Inc. (Æ)	357	14
Openwave Systems, Inc. (Æ)	2,178	5
PC Connection, Inc.	483	4
Photronics, Inc. (Æ)	912	6
Plexus Corp. (Æ)	310	11
Powerwave Technologies, Inc. (Æ)	18,205	36
PROS Holdings, Inc. (Æ)	560	10
QLIK Technologies, Inc. (Æ)	2,625	83
Quantum Corp. (Æ)	2,018	5
Quepasa Corp. (Æ)	139	1
Radisys Corp. (Æ)	307	2
RealPage, Inc. (Æ)	523	10

	Principal Amount ($) or Shares		Market Value $
RF Micro Devices, Inc. (Æ)	5,144		26
Rogers Corp. (Æ)	145		6
Rubicon Technology, Inc. (Æ)	1,098		11
SciQuest, Inc. (Æ)	209		3
Smith Micro Software, Inc. (Æ)	320		1
SolarWinds, Inc. (Æ)	39		2
Sonus Networks, Inc. (Æ)	3,994		12
Sourcefire, Inc. (Æ)	181		9
STEC, Inc. (Æ)	1,532		14
Synchronoss Technologies, Inc. (Æ)	46		1
Take-Two Interactive Software, Inc. (Æ)	1,158		18
Tangoe, Inc. (Æ)	736		14
TeleNav, Inc. (Æ)	147		1
THQ, Inc. (Æ)	2,510		1
TriQuint Semiconductor, Inc. (Æ)	4,079		28
Ubiquiti Networks, Inc. (Æ)	1,204		38
Universal Display Corp. (Æ)	546		20
Veeco Instruments, Inc. (Æ)	739		21
VirnetX Holding Corp. (Æ)	1,365		33
Wave Systems Corp. Class A (Æ)	754		1
Web.com Group, Inc. (Æ)	846		12

			931

Utilities - 1.1%
8x8, Inc. (Æ)	4,458		19
Dynegy, Inc. Class A (Æ)	3,865		2
Fairpoint Communications, Inc. (Æ)	444		2
IDT Corp. Class B	572		5
Leap Wireless International, Inc. (Æ)	210		2
Pendrell Corp. (Æ)	7,213		19

			49

Total Common Stocks (cost $4,641)			4,369

Warrants & Rights - 0.0%
Magnum Hunter Resources, Inc. (Æ)(Å)	442		—	±

Total Warrants & Rights (cost $—)			—	±

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	9,157	(¥)	9

Total Short-Term Investments (cost $9)			9

104Total Investments - 100.0% (identified cost $4,650)			4,378

Other Assets and Liabilities, Net - (0.0%)			—	±

Net Assets - 100.0%			4,378

See accompanying notes which are an integral part of the financial statements.

110	Russell 2000 High Volatility ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value						% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3		Total

Common Stocks
Consumer Discretionary	$607	$—	$—		$607		13.9
Consumer Staples	93	—	—		93		2.1
Energy	664	—	—		664		15.1
Financial Services	507	—	—		507		11.6
Health Care	471	—	—		471		10.8
Materials and Processing	401	—	—		401		9.2
Producer Durables	646	—	—		646		14.8
Technology	931	—	—		931		21.2
Utilities	49	—	—		49		1.1
Warrants & Rights	—	—	—	**	—	**	—	*
Short-Term Investments	—	9	—		9		0.2

Total Investments	4,369	9	—		4,378		100.0

Other Assets and Liabilities, Net							(—	)*

							100.0

*	Less than .05% of net assets.

**	Less than $500.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 2000 High Volatility ETF	111

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell 2000 High Volatility ETF

Assets
Investments, at identified cost	$4,650
Investments, at market*	4,378
Receivables:
Dividends	2
Investments sold	210

Total assets	4,590

Liabilities
Payables:
Investments purchased	211
Accrued fees to affiliates	1

Total liabilities	212

Net Assets	$4,378

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—
Accumulated net realized gain (loss)	(1,017)
Unrealized appreciation (depreciation) on investments	(272)
Additional paid-in capital	5,667

Net Assets	$4,378

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$43.78
Net assets	$4,377,918
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$9

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

112	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 2000 High Volatility ETF*

Investment Income
Dividends	$35

Total investment income	35

Expenses
Management fees	53
Trustee and trustee related fees	24

Expenses before reductions	77
Expense reductions	(32)

Net expenses	45

Net investment income (loss)	(10)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,050)
In-kind redemptions	(1,484)

Net realized gain (loss)	(2,534)
Net change in unrealized appreciation (depreciation) on investments	(272)

Net realized and unrealized gain (loss)	(2,806)

Net Increase (Decrease) in Net Assets from Operations	$(2,816)

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	113

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell 2000 High Volatility ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(10)
Net realized gain (loss)	(2,534)
Net change in unrealized appreciation (depreciation)	(272)

Net increase (decrease) in net assets from operations	(2,816)

Share Transactions
Net increase (decrease) in net assets from share transactions	7,194

Total Net Increase (Decrease) in Net Assets	4,378

Net Assets
Beginning of period	—

End of period	$4,378

Undistributed (overdistributed) net investment income included in net assets	$—

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

114	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 2000 High Volatility ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations
Russell 2000 High Volatility ETF
March 31, 2012*	49.57	(.05)	(5.74)	(5.79)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

116	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

43.78	(11.67)	4,378	1.01	.59	(.13)	85

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	117

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma U.S. Small Cap High Momentum Index**
Inception*	3.68%	3.63%	4.20%

118	Russell 2000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 2000® High Momentum ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell 2000® High Momentum ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap High Momentum Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma U.S. Small Cap High Momentum Index, which is designed to deliver exposure to stocks with high medium-term momentum as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 3.68%. This is compared to the Fund’s benchmark, the Russell-Axioma U.S. Small Cap High Momentum Index, which gained 4.20% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Health care was the best performing sector for the Fund and the Index, while consumer staples was the worst performing sector. Health care, with an average weight of 15.7% was the best contributor to Fund and Index returns. Technology, with an average weight of 13.0%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Jazz Pharmaceuticals Plc, Domino’s Pizza Inc, and Kodiak Oil & Gas Corp generated positive returns and contributed the most to Fund performance while TPC Group Inc, Diamond Foods Inc, and Pioneer Drilling Co, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares May 26, 2011.

**	The Russell-Axioma U.S. Small Cap High Momentum Index is designed to deliver exposure to stocks with high medium-term momentum as determined by a screening and ranking methodology applied to the output of the Axioma U.S. Equity Medium Horizon Fundamental Factor Risk model. Medium-term momentum is a measure of a stock’s past price performance as measured by cumulative return over the last 250 trading days, excluding the last 20 trading days. Stocks exhibiting high momentum can be used by investors to adjust momentum exposure in a portfolio.
Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell 2000® High Momentum ETF	119

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,296.40	$1,023.10
Expenses Paid During the Period*	$2.19	$1.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Effective November 3, 2011, the annualized expense ratio is 0.30%, as contractually agreed to by the adviser. May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

120	Russell 2000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.6%
Consumer Discretionary - 19.6%
AH Belo Corp. Class A	400	2
Amerco, Inc.	164	17
American Greetings Corp. Class A	254	4
America’s Car-Mart, Inc. (Æ)	320	14
Ameristar Casinos, Inc.	295	5
Asbury Automotive Group, Inc. (Æ)	625	17
Ascena Retail Group, Inc. (Æ)	760	34
Avis Budget Group, Inc. (Æ)	79	1
BJ’s Restaurants, Inc. (Æ)	147	7
Buffalo Wild Wings, Inc. (Æ)	184	17
Callaway Golf Co.	619	4
Caribou Coffee Co., Inc. (Æ)	1,036	19
Carter’s, Inc. (Æ)	560	28
Central Garden and Pet Co. Class A (Æ)	498	5
Cheesecake Factory, Inc. (The) (Æ)	810	24
Conn’s, Inc. (Æ)	229	4
Cracker Barrel Old Country Store, Inc.	82	5
Crocs, Inc. (Æ)	1,944	41
DineEquity, Inc. (Æ)	202	10
Dollar Thrifty Automotive Group, Inc. (Æ)	924	74
Domino’s Pizza, Inc.	2,842	102
Elizabeth Arden, Inc. (Æ)	784	27
EW Scripps Co. Class A (Æ)	1,832	18
Genesco, Inc. (Æ)	430	31
G-III Apparel Group, Ltd. (Æ)	355	10
HealthStream, Inc. (Æ)	1,238	29
Hibbett Sports, Inc. (Æ)	908	50
Iconix Brand Group, Inc. (Æ)	195	3
Inter Parfums, Inc.	420	7
JOS A Bank Clothiers, Inc. (Æ)	120	6
Kirkland’s, Inc. (Æ)	657	11
Krispy Kreme Doughnuts, Inc. (Æ)	192	1
Libbey, Inc. (Æ)	447	6
Lithia Motors, Inc. Class A	974	26
Marchex, Inc. Class A	1,184	5
Men’s Wearhouse, Inc. (The)	349	14
Monro Muffler Brake, Inc.	460	19
Motorcar Parts of America, Inc. (Æ)	232	2
New York & Co., Inc. (Æ)	838	3
Nu Skin Enterprises, Inc. Class A	476	28
PF Chang’s China Bistro, Inc.	84	3
Pool Corp.	282	11
Pricesmart, Inc.	1,441	104
Rent-A-Center, Inc. Class A	383	14
Ruby Tuesday, Inc. (Æ)	909	8
Ruth’s Hospitality Group, Inc. (Æ)	1,942	15
Six Flags Entertainment Corp.	792	37
Sotheby’s Class A	132	5
Standard Motor Products, Inc.	462	8
Steiner Leisure, Ltd. (Æ)	154	8
Steven Madden, Ltd. (Æ)	612	26
Sturm Ruger & Co., Inc.	397	19
Summer Infant, Inc. (Æ)	294	2
Town Sports International Holdings, Inc. (Æ)	300	4

	Principal Amount ($) or Shares	Market Value $
Travelzoo, Inc. (Æ)	69	2
VOXX International Corp. Class A (Æ)	427	6
Zagg, Inc. (Æ)	149	2

		1,004

Consumer Staples - 5.1%
Boston Beer Co., Inc. Class A (Æ)	107	11
Casey’s General Stores, Inc.	518	29
GNC Holdings, Inc. Class A	719	25
J&J Snack Foods Corp.	366	19
Lancaster Colony Corp.	338	22
National Beverage Corp. (Æ)	1,066	17
Omega Protein Corp. (Æ)	2,134	16
Peet’s Coffee & Tea, Inc. (Æ)	93	7
Schiff Nutrition International, Inc. (Æ)	486	6
Smart Balance, Inc. (Æ)	3,617	24
Susser Holdings Corp. (Æ)	799	21
TreeHouse Foods, Inc. (Æ)	224	13
United Natural Foods, Inc. (Æ)	386	18
Vector Group, Ltd.	1,751	32

		260

Energy - 7.9%
Approach Resources, Inc. (Æ)	819	30
Basic Energy Services, Inc. (Æ)	43	1
Berry Petroleum Co. Class A	280	13
Capstone Turbine Corp. (Æ)	10,478	11
CVR Energy, Inc. (Æ)	1,281	34
Delek US Holdings, Inc.	312	5
Dril-Quip, Inc. (Æ)	100	7
Energy XXI Bermuda, Ltd. (Æ)	54	2
Golar LNG, Ltd.	1,956	74
Gulfport Energy Corp. (Æ)	1,185	35
Hornbeck Offshore Services, Inc. (Æ)	69	3
Kodiak Oil & Gas Corp. (Æ)	5,722	57
Lufkin Industries, Inc.	28	2
Mitcham Industries, Inc. (Æ)	148	3
Northern Oil and Gas, Inc. (Æ)	443	9
Oasis Petroleum, Inc. (Æ)	64	2
REX American Resources Corp. (Æ)	1,441	44
Rosetta Resources, Inc. (Æ)	468	23
Stone Energy Corp. (Æ)	71	2
W&T Offshore, Inc.	1,366	29
Western Refining, Inc.	479	9
World Fuel Services Corp.	192	8

		403

Financial Services - 20.4%
Advance America Cash Advance Centers, Inc.	1,044	11
Advent Software, Inc. (Æ)	358	9
Ameris Bancorp (Æ)	188	2
Amtrust Financial Services, Inc.	105	3
Anworth Mortgage Asset Corp. (ö)	1,305	9
Apollo Investment Corp.	743	5
Arrow Financial Corp.	303	7
Ashford Hospitality Trust, Inc. (ö)	1,496	13

Russell 2000 High Momentum ETF	121

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Associated Estates Realty Corp. (ö)	495	8
Bank of the Ozarks, Inc.	118	4
BGC Partners, Inc. Class A	1,148	8
BlackRock Kelso Capital Corp.	2,021	20
Cardtronics, Inc. (Æ)	2,013	54
CBL & Associates Properties, Inc. (ö)	1,269	24
Colonial Properties Trust (ö)	559	12
Coresite Realty Corp. (ö)	1,171	28
Delphi Financial Group, Inc. Class A	332	15
DuPont Fabros Technology, Inc. (ö)	647	16
Dynex Capital, Inc. (ö)	1,830	17
Entertainment Properties Trust (ö)	707	33
Epoch Holding Corp.	1,893	45
Evercore Partners, Inc. Class A	232	7
Extra Space Storage, Inc. (ö)	766	22
Ezcorp, Inc. Class A (Æ)	585	19
Financial Engines, Inc. (Æ)	79	2
First Cash Financial Services, Inc. (Æ)	507	22
First Industrial Realty Trust, Inc. (Æ)(ö)	224	3
First Interstate Bancsystem, Inc. Class A	213	3
First Midwest Bancorp, Inc.	377	5
Getty Realty Corp. (ö)	150	2
Gladstone Commercial Corp. (ö)	435	7
Glimcher Realty Trust (ö)	3,451	35
Government Properties Income Trust (ö)	366	9
Greenlight Capital Re, Ltd. Class A (Æ)	298	7
Hatteras Financial Corp. (ö)	188	5
Hersha Hospitality Trust Class A (ö)	3,007	16
HFF, Inc. Class A (Æ)	171	3
Hudson Valley Holding Corp.	85	1
Intersections, Inc.	412	5
iStar Financial, Inc. (Æ)(ö)	1,399	10
Kennedy-Wilson Holdings, Inc.	777	10
Kohlberg Capital Corp.	221	2
Ladenburg Thalmann Financial Services, Inc. (Æ)	5,203	9
LaSalle Hotel Properties (ö)	354	10
MarketAxess Holdings, Inc.	481	18
MCG Capital Corp.	3,193	14
Meadowbrook Insurance Group, Inc.	1,020	10
Medical Properties Trust, Inc. (ö)	446	4
MFA Financial, Inc. (ö)	2,897	22
National Financial Partners Corp. (Æ)	290	4
National Health Investors, Inc. (ö)	395	19
Nelnet, Inc. Class A	232	6
New Mountain Finance Corp.	801	11
NewStar Financial, Inc. (Æ)	2,437	27
NorthStar Realty Finance Corp. (ö)	1,811	10
Ocwen Financial Corp. (Æ)	391	6
Omega Healthcare Investors, Inc. (ö)	394	8
OneBeacon Insurance Group, Ltd. Class A	245	4
Oriental Financial Group, Inc.	861	10
PennantPark Investment Corp.	1,850	19
Peoples Bancorp, Inc.	708	12
Post Properties, Inc. (ö)	660	31
Presidential Life Corp.	227	3
Resource Capital Corp. (ö)	679	4
Retail Opportunity Investments Corp. (ö)	1,808	22

	Principal Amount ($) or Shares	Market Value $
RLI Corp.	534	38
Signature Bank NY (Æ)	85	5
Sovran Self Storage, Inc. (ö)	80	4
Strategic Hotels & Resorts, Inc. (Æ)(ö)	794	5
Sun Communities, Inc. (ö)	559	24
Susquehanna Bancshares, Inc.	381	4
TICC Capital Corp.	1,401	14
Trustmark Corp.	743	19
Two Harbors Investment Corp. (ö)	182	2
Virtus Investment Partners, Inc. (Æ)	804	70
Walter Investment Management Corp.	53	1
Webster Financial Corp.	469	11
Wintrust Financial Corp.	225	8
World Acceptance Corp. (Æ)	233	14
Wright Express Corp. (Æ)	32	2

		1,042

Health Care - 20.7%
Air Methods Corp. (Æ)	45	4
Akorn, Inc. (Æ)	2,176	25
Align Technology, Inc. (Æ)	63	2
Alkermes PLC (Æ)	174	3
Ariad Pharmaceuticals, Inc. (Æ)	3,966	63
AtriCure, Inc. (Æ)	194	2
Cantel Medical Corp.	555	14
Cardiovascular Systems, Inc. (Æ)	1,839	17
Computer Programs & Systems, Inc.	259	15
DexCom, Inc. (Æ)	126	1
Endologix, Inc. (Æ)	2,232	33
Ensign Group, Inc. (The)	2,779	76
Exact Sciences Corp. (Æ)	1,264	14
Exelixis, Inc. (Æ)	159	1
HeartWare International, Inc. (Æ)	444	29
Hi-Tech Pharmacal Co., Inc. (Æ)	800	29
HMS Holdings Corp. (Æ)	881	27
Idenix Pharmaceuticals, Inc. (Æ)	1,809	18
Infinity Pharmaceuticals, Inc. (Æ)	8,546	103
IPC The Hospitalist Co., Inc. (Æ)	37	1
ISTA Pharmaceuticals, Inc. (Æ)	436	4
Jazz Pharmaceuticals PLC (Æ)	1,364	67
Ligand Pharmaceuticals, Inc. Class B (Æ)	95	2
MAKO Surgical Corp. (Æ)	885	37
Medivation, Inc. (Æ)	469	35
Merit Medical Systems, Inc. (Æ)	625	8
MWI Veterinary Supply, Inc. (Æ)	24	2
Navidea Biopharmaceuticals, Inc. (Æ)	1,166	4
NxStage Medical, Inc. (Æ)	1,620	31
Obagi Medical Products, Inc. (Æ)	508	7
Oncothyreon, Inc. (Æ)	1,431	6
Opko Health, Inc. (Æ)	652	3
OraSure Technologies, Inc. (Æ)	1,229	14
Pain Therapeutics, Inc. (Æ)	3,588	13
PDL BioPharma, Inc.	299	2
Pharmacyclics, Inc. (Æ)	1,616	45
Quality Systems, Inc.	549	24
Questcor Pharmaceuticals, Inc. ( Æ)	1,432	54
Rockwell Medical Technologies, Inc. (Æ)	2,376	22

122	Russell 2000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

RTI Biologics, Inc. (Æ)	847	3
Salix Pharmaceuticals, Ltd. (Æ)	580	30
Sciclone Pharmaceuticals, Inc. (Æ)	2,883	18
Spectrum Pharmaceuticals, Inc. (Æ)	4,454	56
Theravance, Inc. (Æ)	202	4
Transcend Services, Inc. (Æ)	84	2
Universal American Corp.	309	3
Viropharma, Inc. (Æ)	935	28
Vivus, Inc. (Æ)	365	8
WellCare Health Plans, Inc. (Æ)	595	43
ZIOPHARM Oncology, Inc. (Æ)	1,957	11
Zoll Medical Corp. (Æ)	38	4

		1,067

Materials and Processing - 6.3%
Acuity Brands, Inc.	204	13
American Vanguard Corp.	332	7
Beacon Roofing Supply, Inc. (Æ)	622	16
Belden, Inc.	350	13
Boise, Inc.	2,585	21
Buckeye Technologies, Inc.	463	16
Clearwater Paper Corp. (Æ)	1,407	47
Globe Specialty Metals, Inc.	101	2
Haynes International, Inc.	76	5
Hexcel Corp. (Æ)	696	17
Innospec, Inc. (Æ)	374	11
Interface, Inc. Class A	96	1
Interline Brands, Inc. (Æ)	1,389	30
KapStone Paper and Packaging Corp. (Æ)	739	15
Kraton Performance Polymers, Inc. (Æ)	13	—	±
LSB Industries, Inc. (Æ)	82	3
NewMarket Corp.	27	5
PolyOne Corp.	2,442	35
Quaker Chemical Corp.	83	3
Quanex Building Products Corp.	201	4
Schweitzer-Mauduit International, Inc.	635	44
Trex Co., Inc. (Æ)	196	6
Unifi, Inc. (Æ)	722	7

		321

Producer Durables - 7.5%
Actuant Corp. Class A	125	4
Advisory Board Co. (The) (Æ)	68	6
Alamo Group, Inc.	385	12
Alaska Air Group, Inc. (Æ)	726	26
Argan, Inc.	173	3
Astronics Corp. (Æ)	253	9
AT Cross Co. Class A (Æ)	422	5
Blount International, Inc. (Æ)	281	5
Briggs & Stratton Corp.	481	9
Bristow Group, Inc.	188	9
CAI International, Inc. (Æ)	188	3
Ceradyne, Inc.	53	2
Chart Industries, Inc. (Æ)	330	24
Coleman Cable, Inc. (Æ)	1,070	10
Colfax Corp. (Æ)	80	3
CoStar Group, Inc. (Æ)	32	2

	Principal Amount ($) or Shares	Market Value $
Cubic Corp.	287	14
Darling International, Inc. (Æ)	268	5
Douglas Dynamics, Inc.	232	3
Electronics for Imaging, Inc. (Æ)	179	3
EnPro Industries, Inc. (Æ)	383	16
Generac Holdings, Inc. (Æ)	13	—	±
Global Power Equipment Group, Inc. (Æ)	150	4
Gorman-Rupp Co. (The)	177	5
Huron Consulting Group, Inc. (Æ)	128	5
Insperity, Inc.	286	9
Kaman Corp. Class A	382	13
Kforce, Inc. (Æ)	1,068	16
Liquidity Services, Inc. (Æ)	73	3
Littelfuse, Inc.	39	2
LoopNet, Inc. (Æ)	1,341	25
MasTec, Inc. (Æ)	170	3
Measurement Specialties, Inc. (Æ)	89	3
Middleby Corp. (Æ)	100	10
Miller Industries, Inc.	596	10
Mistras Group, Inc. (Æ)	368	9
Odyssey Marine Exploration, Inc. (Æ)	1,227	4
Primoris Services Corp.	235	4
Quality Distribution, Inc. (Æ)	126	2
Sauer-Danfoss, Inc.	455	21
Spirit Airlines, Inc. (Æ)	218	4
Sun Hydraulics Corp.	49	1
SYKES Enterprises, Inc. (Æ)	123	2
Textainer Group Holdings, Ltd.	161	5
Titan International, Inc.	289	7
Trimas Corp. (Æ)	1,272	28
Twin Disc, Inc.	537	14

		382

Technology - 8.4%
3D Systems Corp. (Æ)	66	2
Acacia Research Corp. (Æ)	185	8
ACI Worldwide, Inc. (Æ)	46	2
ADTRAN, Inc.	38	1
Anixter International, Inc. (Æ)	31	2
Arris Group, Inc. (Æ)	1,801	20
Aruba Networks, Inc. (Æ)	403	9
Cavium, Inc. (Æ)	19	1
Ceva, Inc. (Æ)	162	4
Checkpoint Systems, Inc. (Æ)	226	3
CIBER, Inc. (Æ)	718	3
CommVault Systems, Inc. (Æ)	764	39
Computer Task Group, Inc. (Æ)	1,210	19
Comtech Telecommunications Corp.	63	2
Digital River, Inc. (Æ)	413	8
Ebix, Inc.	555	13
Entegris, Inc. (Æ)	108	1
Fabrinet (Æ)	558	10
FEI Co. (Æ)	50	2
Finisar Corp. (Æ)	854	17
GeoEye, Inc. (Æ)	167	4
II-VI, Inc. (Æ)	310	7
Insight Enterprises, Inc. (Æ)	960	21

Russell 2000 High Momentum ETF	123

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

IntraLinks Holdings, Inc. (Æ)	110	1
Kenexa Corp. (Æ)	122	4
Lattice Semiconductor Corp. (Æ)	3,138	20
LeCroy Corp. (Æ)	36	—	±
LogMeIn, Inc. (Æ)	263	9
MicroStrategy, Inc. Class A (Æ)	9	1
Netgear, Inc. (Æ)	32	1
Netscout Systems, Inc. (Æ)	55	1
NetSuite, Inc. (Æ)	127	6
NIC, Inc.	198	2
OpenTable, Inc. (Æ)	36	1
Opnet Technologies, Inc.	484	14
Parametric Technology Corp. (Æ)	512	14
PROS Holdings, Inc. (Æ)	134	3
QLIK Technologies, Inc. (Æ)	146	5
Quest Software, Inc. (Æ)	767	18
RealPage, Inc. (Æ)	71	1
Richardson Electronics, Ltd.	458	5
Semtech Corp. (Æ)	189	5
SolarWinds, Inc. (Æ)	54	2
Sourcefire, Inc. (Æ)	666	33
Sycamore Networks, Inc. (Æ)	101	2
Synaptics, Inc. (Æ)	336	12
Synchronoss Technologies, Inc. (Æ)	245	8
Syntel, Inc.	210	12
Take-Two Interactive Software, Inc. (Æ)	111	2
Tyler Technologies, Inc. (Æ)	445	17
Veeco Instruments, Inc. (Æ)	10	—	±
Virtusa Corp. (Æ)	232	4
Web.com Group, Inc. (Æ)	1,074	15
Westell Technologies, Inc. Class A (Æ)	6,204	14

		430

Utilities - 3.7%
8x8, Inc. (Æ)	340	1
Atlantic Power Corp.	240	3
Central Vermont Public Service Corp.	2,534	90
Cogent Communications Group, Inc. (Æ)	360	7
El Paso Electric Co.	97	3
IDT Corp. Class B	1,211	11
Middlesex Water Co.	586	11
Neutral Tandem, Inc. (Æ)	170	2
NorthWestern Corp.	559	20
PNM Resources, Inc.	1,820	33
Portland General Electric Co.	110	3
UIL Holdings Corp.	88	3

		187

Total Common Stocks (cost $4,689)		5,096

	Principal Amount ($) or Shares		Market Value $

Warrants & Rights - 0.0%
Warrants and Rights - 0.0%
Magnum Hunter Resources, Inc. 2013 Warrants (Æ)(Å)	430		—	±

Total Warrants & Rights (cost $—)			—	±

Short-Term Investments - 0.1%
Russell U.S. Cash Management Fund	6,602	(¥)	7

Total Short-Term Investments (cost $7)			7

Total Investments - 99.7% (identified cost $4,696)			5,103

Other Assets and Liabilities, Net - 0.3%			15

Net Assets - 100.0%			5,118

See accompanying notes which are an integral part of the financial statements.

124	Russell 2000 High Momentum ETF

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value						% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3		Total

Common Stocks
Consumer Discretionary	$1,004	$—	$—		$1,004		19.6
Consumer Staples	260	—	—		260		5.1
Energy	403	—	—		403		7.9
Financial Services	1,042	—	—		1,042		20.4
Health Care	1,067	—	—		1,067		20.7
Materials and Processing	321	—	—		321		6.3
Producer Durables	382	—	—		382		7.5
Technology	430	—	—		430		8.4
Utilities	187	—	—		187		3.7
Warrants & Rights	—	—	—	**	—	**	—	*
Short-Term Investments	—	7	—		7		0.1

Total Investments	5,096	7	—		5,103		99.7

Other Assets and Liabilities, Net							0.3

							100.0

*	Less than 0.05% of net assets.
**	Less than $500.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell 2000 High Momentum ETF	125

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Statement of Asset and Liabilities — March 31, 2012

Amounts in thousands	Russell 2000 High Momentum ETF

Assets
Investments, at identified cost	$4,696
Investments, at market*	5,103
Receivables:
Dividends	14
Investments sold	212

Total assets	5,329

Liabilities
Payables:
Investments purchased	210
Accrued fees to affiliates	1

Total liabilities	211

Net Assets	$5,118

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$11
Accumulated net realized gain (loss)	(719)
Unrealized appreciation (depreciation) on investments	407
Additional paid-in capital	5,419

Net Assets	$5,118

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$51.18
Net assets	$5,117,852
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$7
(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

126	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell 2000 High Momentum ETF*

Investment Income
Dividends	$91

Total investment income	91

Expenses
Management fees	47
Trustee and trustee related fees	23

Expenses before reductions	70
Expense reductions	(34)

Net expenses	36

Net investment income (loss)	55

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(741)
In-kind redemptions	291

Net realized gain (loss)	(450)
Net change in unrealized appreciation (depreciation) on investments	407

Net realized and unrealized gain (loss)	(43)

Net Increase (Decrease) in Net Assets from Operations	$12

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	127

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell 2000 High Momentum ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$55
Net realized gain (loss)	(450)
Net change in unrealized appreciation (depreciation)	407

Net increase (decrease) in net assets from operations	12

Distributions
From net investment income	(44)

Net decrease in net assets from distributions	(44)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,150

Total Net Increase (Decrease) in Net Assets	5,118

Net Assets
Beginning of period	—

End of period	$5,118

Undistributed (overdistributed) net investment income included in net assets	$11

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

128	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell 2000 High Momentum ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell 2000 High Momentum ETF
March 31, 2012*	49.67	.32	1.49	1.81	(.30)	(.30)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

130	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

51.18	3.68	5,118	1.02	.52	.81	88

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	131

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma Developed ex- U.S. Large Cap Low Beta Index**
Inception*	7.53%	4.76%	7.71%

132	Russell Developed ex-U.S. Low Beta ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Developed ex-U.S. Low Beta ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma Developed ex-U.S. Large Cap Low Beta Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma Developed ex-U.S. Large Cap Low Beta Index, which is designed to deliver exposure to stocks that have low predicted betas as determined by a screening and ranking methodology applied to the output of the Axioma AX-WW 2.1 World-Wide ex-USA Equity Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 7.53%. This is compared to the Fund’s benchmark, the Russell-Axioma Developed ex-U.S. Large Cap Low Beta Index, which gained 7.71% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Consumer staples, with an average weight of 20.0% was the best contributor to Fund and Index returns. Telecommunication services, with an average weight of 14.6%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Reinet Investments SCA, Toyota Motor Corp, and Anheuser-Busch InBev generated positive returns and contributed the most to Fund performance while Koninklijke KPN NV, France Telecom, and Nippon Telegraph & Telephone Corp, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares November 3, 2011.
**	The Russell-Axioma Developed ex-U.S. Low Beta Index is designed to deliver exposure to stocks that have low predicted betas as determined by a screening and ranking methodology applied to the output of the Axioma AX-WW 2.1 World-Wide ex-USA Equity Factor Risk model. Beta is a measure of the sensitivity of a stock’s price to a change in the broad market price level, as represented by the Russell Developed ex-U.S. Large Cap Index. Low beta stocks are considered to have a lower risk profile than the overall market and can be used by investors to adjust beta exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Developed ex-U.S. Low Beta ETF	133

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 3, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 3, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,075.30	$1,023.75
Expenses Paid During Period*	$1.06	$1.26

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the 150-day period annualized), multiplied by the average account value over the period, multiplied by 150/366 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without the waivers and reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

134	Russell Developed ex-U.S. Low Beta ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.2%
Australia - 0.4%
AGL Energy, Ltd.	542	8
Myer Holdings, Ltd.	1,323	3
Telstra Corp., Ltd.	2,864	10

		21

Austria - 0.8%
EVN AG	238	3
Oesterreichische Post AG	62	2
Telekom Austria AG - ADR	2,661	31
Verbund AG Class A	96	3

		39

Belgium - 1.7%
Anheuser-Busch InBev NV	1,015	75
Delhaize Group SA	81	4
Elia System Operator SA	127	5
UCB SA	72	3

		87

Bermuda - 1.9%
Cheung Kong Infrastructure Holdings, Ltd.	3,000	19
Chinese Estates Holdings, Ltd.	2,500	3
Dairy Farm International Holdings, Ltd.	900	9
Esprit Holdings, Ltd.	3,600	7
Genting Hong Kong, Ltd. (Æ)	44,000	17
Kerry Properties, Ltd.	3,000	14
Li & Fung, Ltd.	8,000	19
VTech Holdings, Ltd.	800	10

		98

Canada - 11.8%
Agrium, Inc.	88	8
Alimentation Couche Tard, Inc. Class B	241	8
Atco, Ltd. Class I	190	13
BCE, Inc.	1,758	71
Bell Aliant, Inc.	905	25
Bombardier, Inc. Class B	2,822	12
Brookfield Asset Management, Inc. Class A	326	10
Brookfield Office Properties, Inc.	601	10
Cameco Corp.	38	1
Canadian National Railway Co.	466	37
Canadian Pacific Railway, Ltd.	468	35
Canadian Utilities, Ltd. Class A	474	31
Celestica, Inc. (Æ)	200	2
Emera, Inc.	229	8
Enbridge, Inc.	74	3
Encana Corp.	125	2
Fortis, Inc.	1,154	37
George Weston, Ltd.	81	5
Groupe Aeroplan, Inc.	180	2
IGM Financial, Inc.	149	7
InterOil Corp. (Æ)	9	—±
Jean Coutu Group PJC, Inc. (The) Class A	834	12
Loblaw Cos., Ltd.	143	5

	Principal Amount ($) or Shares	Market Value $
Magna International, Inc. Class A	221	11
Manitoba Telecom Services, Inc. - ADR	766	27
Metro, Inc. Class A	398	21
Nexen, Inc.	188	3
Niko Resources, Ltd.	7	—±
Open Text Corp. (Æ)	151	9
Potash Corp. of Saskatchewan, Inc.	130	6
Rogers Communications, Inc. Class B	679	27
Royal Bank of Canada - GDR	575	33
Saputo, Inc. - ADR	359	16
Shaw Communications, Inc. Class B	334	7
Shoppers Drug Mart Corp.	251	11
SouthGobi Resources, Ltd. (Æ)	125	1
Talisman Energy, Inc.	250	3
TELUS Corp. Class A	458	26
TELUS Corp.	328	19
Tim Hortons, Inc.	104	6
TransAlta Corp.	499	9
Valeant Pharmaceuticals International, Inc. (Æ)	602	32
Viterra, Inc. Class Common Subscription Recei	350	6

		617

Cayman Islands - 0.5%
MGM China Holdings, Ltd.	2,400	4
Sands China, Ltd.	5,200	20
Wynn Macau, Ltd.	1,200	4

		28

Denmark - 0.1%
Novo Nordisk A/S Class B	44	6

Finland - 0.5%
Elisa OYJ Class A	119	3
Fortum OYJ	127	3
Nokia OYJ	650	4
Nokian Renkaat OYJ	210	10
Orion OYJ Class B	359	7

		27

France - 2.7%
Alcatel-Lucent - ADR (Æ)	1,238	3
Casino Guichard Perrachon SA (Æ)	116	11
Cie Generale d’Optique Essilor International SA	146	13
Danone	83	6
Faurecia	129	3
France Telecom SA - ADR	1,977	29
Iliad SA	12	2
Ipsen SA	139	4
L’Oreal SA	74	9
Pernod-Ricard SA	110	11
Safran SA	174	6
Sanofi - ADR	414	33
Suez Environnement Co.	313	5

Russell Developed ex-U.S. Low Beta ETF	135

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Vivendi SA - ADR	176	3

		138

Germany - 6.2%
Bayer AG	382	27
Beiersdorf AG (Æ)	23	1
Celesio AG	4	—	±
Continental AG	221	21
Daimler AG	158	10
Deutsche Telekom AG	2,489	30
E.ON AG	33	1
Fresenius Medical Care AG & Co. KGaA	393	28
Fresenius SE & Co. KGaA	138	14
Henkel AG & Co. KGaA	652	41
Linde AG	61	11
Merck KGaA	108	12
Metro AG	180	7
MTU Aero Engines Holding AG	379	30
Rhoen Klinikum AG	526	11
RWE AG	320	15
SAP AG - ADR	537	37
Stada Arzneimittel AG	9	—	±
TUI AG (Æ)	474	4
United Internet AG	659	12
Volkswagen AG	56	9
Wincor Nixdorf AG	77	4

		325

Greece - 0.2%
Coca Cola Hellenic Bottling Co. SA - ADR (Æ)	331	6
Hellenic Telecommunication Org	1,800	4

		10

Hong Kong - 8.7%
AIA Group, Ltd.	5,800	21
Bank of East Asia, Ltd.	2,600	10
Cathay Pacific Airways, Ltd.	1,000	2
Cheung Kong Holdings, Ltd.	3,000	39
CLP Holdings, Ltd.	4,500	39
Galaxy Entertainment Group, Ltd. (Æ)	3,000	8
Hang Lung Group, Ltd.	2,000	13
Hang Lung Properties, Ltd. - ADR	5,000	18
Hang Seng Bank, Ltd.	700	9
Henderson Land Development Co., Ltd.	3,000	17
HKT Trust / HKT, Ltd. (Æ)	1,717	1
Hong Kong & China Gas Co., Ltd.	17,000	45
Hong Kong Aircraft Engineering Co., Ltd.	400	5
Hong Kong Exchanges and Clearing, Ltd.	500	8
Hysan Development Co., Ltd.	5,000	20
MTR Corp.	3,000	11
New World Development Co., Ltd.	19,000	23
PCCW, Ltd.	78,000	28
Power Assets Holdings, Ltd.	4,000	29
Sino Land Co., Ltd.	10,000	16
SJM Holdings, Ltd.	5,000	10
Sun Hung Kai Properties, Ltd.	3,000	37

	Principal Amount ($) or Shares	Market Value $
Swire Pacific, Ltd. Class A	500	6
Television Broadcasts, Ltd.	1,000	7
Wharf Holdings, Ltd.	3,000	16
Wing Hang Bank, Ltd.	1,500	15

		453

Ireland - 0.4%
Elan Corp. PLC (Æ)	216	3
Kerry Group PLC Class A	365	17

		20

Israel - 1.1%
Teva Pharmaceutical Industries, Ltd.	1,245	55

Japan - 27.8%
Acom Co., Ltd. (Æ)	80	2
Advantest Corp.	200	3
Aeon Co., Ltd.	1,200	16
Aeon Credit Service Co., Ltd.	2,100	33
Aisin Seiki Co., Ltd.	400	14
Ajinomoto Co., Inc.	1,000	13
Asahi Group Holdings, Ltd.	400	9
Astellas Pharma, Inc.	700	29
Bridgestone Corp.	400	10
Canon, Inc.	1,400	67
Casio Computer Co., Ltd. (Æ)	900	6
Chubu Electric Power Co., Inc.	900	16
Chugai Pharmaceutical Co., Ltd.	300	6
Chugoku Electric Power Co., Inc. (The)	1,100	21
Citizen Holdings Co., Ltd.	2,200	14
Credit Saison Co., Ltd. (Æ)	1,300	26
Daiichi Sankyo Co., Ltd.	1,100	20
Dena Co., Ltd. (Æ)	100	3
Denso Corp.	600	20
Eisai Co., Ltd.	700	28
Electric Power Development Co., Ltd.	100	3
FamilyMart Co., Ltd.	500	21
FANUC Corp.	100	18
Fast Retailing Co., Ltd.	100	23
FUJIFILM Holdings Corp.	400	9
Fujitsu, Ltd.	3,000	16
Hirose Electric Co., Ltd.	200	21
Hitachi High-Technologies Corp.	100	2
Hitachi, Ltd.	4,000	26
Hokkaido Electric Power Co., Inc.	800	12
Hokuriku Electric Power Co.	500	9
Honda Motor Co., Ltd.	1,200	46
Hoya Corp.	500	11
Ibiden Co., Ltd.	500	13
Japan Tobacco, Inc.	3	17
Kansai Electric Power Co., Inc. (The)	1,100	17
Kirin Holdings Co., Ltd.	1,000	13
Komatsu, Ltd.	100	3
Kyocera Corp.	100	9
Kyowa Hakko Kirin Co., Ltd.	1,000	11
Kyushu Electric Power Co., Inc.	900	13
Lawson, Inc.	100	6

136	Russell Developed ex-U.S. Low Beta ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mitsubishi Estate Co., Ltd.	1,000	18
Mitsubishi Motors Corp. (Æ)	2,000	2
Mitsubishi UFJ Financial Group, Inc.	6,600	33
Mizuho Financial Group, Inc.	11,400	19
Murata Manufacturing Co., Ltd.	300	18
NEC Corp. (Æ)	2,000	4
Nintendo Co., Ltd.	100	15
Nippon Telegraph & Telephone Corp.	1,200	55
Nissan Motor Co., Ltd.	1,500	16
Nisshin Seifun Group, Inc.	500	6
Nissin Foods Holdings Co., Ltd.	200	8
NOK Corp.	100	2
Nomura Research Institute, Ltd.	200	5
NTT DoCoMo, Inc.	20	33
Omron Corp.	100	2
Oracle Corp. Japan	400	15
Osaka Gas Co., Ltd.	4,000	16
Otsuka Holdings Co., Ltd.	200	6
Panasonic Corp.	100	1
Secom Co., Ltd.	200	10
Seiko Epson Corp.	400	6
Seven & I Holdings Co., Ltd.	1,000	30
Shikoku Electric Power Co., Inc.	500	14
Shin-Etsu Chemical Co., Ltd.	300	17
Shionogi & Co., Ltd.	1,300	18
Softbank Corp. (Æ)	1,100	33
Stanley Electric Co., Ltd.	800	13
Sumitomo Mitsui Financial Group, Inc.	700	23
Suzuken Co., Ltd.	100	3
Suzuki Motor Corp.	400	10
Sysmex Corp.	100	4
Takeda Pharmaceutical Co., Ltd.	1,700	75
TDK Corp.	300	17
Terumo Corp.	300	14
Toho Gas Co., Ltd.	1,000	6
Tokyo Gas Co., Ltd.	6,000	28
Toshiba Corp.	4,000	18
Toyoda Gosei Co., Ltd.	200	4
Toyota Industries Corp.	100	3
Toyota Motor Corp.	2,400	105
Trend Micro, Inc.	400	12
Unicharm Corp.	100	5
USS Co., Ltd.	70	7
Yahoo! Japan Corp. (Æ)	39	13
Yaskawa Electric Corp.	1,000	9

		1,446

Luxembourg - 0.6%
L’Occitane International SA	2,500	6
Samsonite International SA (Æ)	7,800	15
Ternium SA - ADR	355	8

		29

Netherlands - 3.8%
ASML Holding NV Class G	278	14
European Aeronautic Defence and Space Co. NV	378	15

	Principal Amount ($) or Shares	Market Value $
Gemalto NV	14	1
Heineken Holding NV	207	10
Heineken NV	411	23
Koninklijke Ahold NV	2,217	31
Koninklijke KPN NV	3,158	35
Nutreco NV	66	5
NXP Semiconductor NV (Æ)	69	2
Unilever NV	1,913	64

		200

New Zealand - 0.3%
Contact Energy, Ltd. (Æ)	1,976	8
Telecom Corp. of New Zealand, Ltd.	5,075	10

		18

Singapore - 2.5%
CapitaLand, Ltd.	4,000	10
CapitaMalls Asia, Ltd.	5,000	7
City Developments, Ltd.	1,000	9
Singapore Press Holdings, Ltd.	5,000	16
Singapore Technologies Engineering, Ltd.	4,000	10
Singapore Telecommunications, Ltd.	23,000	57
StarHub, Ltd.	8,000	20
Wilmar International, Ltd.	1,000	4

		133

Switzerland - 13.3%
Actelion, Ltd. (Æ)	952	35
Adecco SA (Æ)	176	9
Aryzta AG (Æ)	103	5
Bank Sarasin & Cie AG	42	1
BKW SA (Æ)	475	17
Cie Financiere Richemont SA	346	22
Clariant AG (Æ)	922	13
Credit Suisse Group AG (Æ)	300	9
Dufry AG (Æ)	26	3
EFG International AG (Æ)	419	4
Galenica AG	24	16
Logitech International SA (Æ)	942	7
Lonza Group AG (Æ)	349	18
Nestle SA	1,669	104
Nobel Biocare Holding AG (Æ)	1,093	14
Novartis AG	1,876	104
Panalpina Welttransport Holding AG	13	1
Roche Holding AG	684	119
Sonova Holding AG (Æ)	82	9
Straumann Holding AG	230	39
Sulzer AG	5	1
Swatch Group AG (The)	122	10
Swatch Group AG (The) Class B	28	13
Swiss Prime Site AG Class A (Æ)	191	16
Swisscom AG	204	82
Syngenta AG	41	14
UBS AG (Æ)	300	4
Vontobel Holding AG (Æ)	100	3

		692

Russell Developed ex-U.S. Low Beta ETF	137

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

United Kingdom - 12.9%
AstraZeneca PLC - ADR (Æ)	1,414		63
British American Tobacco PLC	2,020		102
BT Group PLC	900		3
Cobham PLC	1,700		6
Diageo PLC	885		21
GlaxoSmithKline PLC - ADR	4,228		94
Imperial Tobacco Group PLC	1,375		56
Inmarsat PLC	414		3
Meggitt PLC	1,891		12
National Grid PLC	1,927		19
Pennon Group PLC	1,278		15
Provident Financial PLC	766		14
Reckitt Benckiser Group PLC	544		31
Rolls-Royce Holdings PLC (Æ)	1,868		24
SABMiller PLC - ADR	246		10
Scottish & Southern Energy PLC	695		15
Severn Trent PLC Class H	1,366		34
Shire PLC - ADR (Æ)	614		20
Smith & Nephew PLC	238		2
United Utilities Group PLC	2,628		25
Vodafone Group PLC - ADR (Æ)	37,472		103

			672

United States - 0.0%
Lululemon Athletica, Inc. Class 3	20		1

Total Common Stocks (cost $4,806)			5,115

Preferred Stocks - 1.0%
Germany - 1.0%
Bayerische Motoren Werke AG	64		4
Henkel AG & Co. KGaA	543		40
Volkswagen AG	52		9

			53

Total Preferred Stocks (cost $45)			53

Short-Term Investments - 0.4%
United States - 0.4%
Russell U.S. Cash Management Fund	19,749	(¥)	20

Total Short-Term Investments (cost $20)			20

Total Investments - 99.6% (identified cost $4,871)			5,188

Other Assets and Liabilities, Net - 0.4%			20

Net Assets - 100.0%			5,208

138	Russell Developed ex-U.S. Low Beta ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts

Counter party	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	97	CAD	97	04/04/12	—	*
UBS AG	USD	27	GBP	17	04/04/12	(—	)*
UBS AG	USD	14	HKD	112	04/03/12	(—	)*
UBS AG	CHF	56	USD	63	04/04/12	—	*
UBS AG	EUR	6	USD	8	04/03/12	—	*
UBS AG	EUR	7	USD	10	04/04/12	—	*
UBS AG	JPY	4,058	USD	49	04/04/12	(—	)*

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						—	*

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Developed ex-U.S. Low Beta ETF	139

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value						% of Net Assets
Portfolio Summary	Level 1		Level 2	Level 3	Total

Common Stocks
Australia	$21		$—	$—	$21		0.4
Austria	39		—	—	39		0.8
Belgium	87		—	—	87		1.7
Bermuda	98		—	—	98		1.9
Canada	617		—	—	617		11.8
Cayman Islands	28		—	—	28		0.5
Denmark	6		—	—	6		0.1
Finland	27		—	—	27		0.5
France	138		—	—	138		2.7
Germany	325		—	—	325		6.2
Greece	10		—	—	10		0.2
Hong Kong	453		—	—	453		8.7
Ireland	20		—	—	20		0.4
Israel	55		—	—	55		1.1
Japan	1,446		—	—	1,446		27.8
Luxembourg	29		—	—	29		0.6
Netherlands	200		—	—	200		3.8
New Zealand	18		—	—	18		0.3
Singapore	133		—	—	133		2.5
Switzerland	692		—	—	692		13.3
United Kingdom	672		—	—	672		12.9
United States	1		—	—	1		—	*
Preferred Stocks	53		—	—	53		1.0
Short-Term Investments	—		20	—	20		0.4

Total Investments	5,168		20	—	5,188		99.6

Other Assets and Liabilities, Net							0.4

							100.0

Other Financial Instruments
Foreign Currency Exchange Contracts	—	***	—	—	—	***	—	*

Total Other Financial Instruments**	$—		$—	$—	$—

*	Less than .05% of net assets.
**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
***	Less than $500.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

140	Russell Developed ex-U.S. Low Beta ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Fair Value of Derivative Instruments — March 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	*

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	*

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Foreign currency-related transactions	$(1)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Foreign currency-related transactions	$—	*

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Developed ex-U.S. Low Beta ETF	141

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Developed ex- U.S. Low Beta ETF

Assets
Investments, at identified cost	$4,871
Investments, at market*	5,188
Foreign currency holdings**	6
Unrealized appreciation on foreign currency exchange contracts	—
Receivables:
Dividends	29
Investments sold	229
Foreign taxes recoverable	2

Total assets	5,454

Liabilities
Payables:
Investments purchased	245
Accrued fees to affiliates	1
Unrealized depreciation on foreign currency exchange contracts	—

Total liabilities	246

Net Assets	$5,208

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$20
Accumulated net realized gain (loss)	(9)
Unrealized appreciation (depreciation) on:
Investments	317
Foreign currency-related transactions	—
Additional paid-in capital	4,880

Net Assets	$5,208

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$52.08
Net assets	$5,208,361
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$20
** Foreign currency holdings - cost	$6

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

142	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Developed ex- U.S. Low Beta ETF*

Investment Income
Dividends	$69
Less foreign taxes withheld	(5)

Total investment income	64

Expenses
Management fees	12
Trustee and trustee related fees	6

Expenses before reductions	18
Expense reductions	(13)

Net expenses	5

Net investment income (loss)	59

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9)
In-kind redemptions	—
Foreign currency-related transactions	(1)

Net realized gain (loss)	(10)

Net change in unrealized appreciation (depreciation) on:
Investments	317
Foreign currency-related transactions	—

Net change in unrealized appreciation (depreciation)	317

Net realized and unrealized gain (loss)	307

Net Increase (Decrease) in Net Assets from Operations	$366

*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	143

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell Developed ex-U.S. Low Beta ETF

Amounts in thousands	2012*
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$59
Net realized gain (loss)	(10)
Net change in unrealized appreciation (depreciation)	317

Net increase (decrease) in net assets from operations	366

Distributions
From net investment income	(38)

Net decrease in net assets from distributions	(38)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,880

Total Net Increase (Decrease) in Net Assets	5,208

Net Assets
Beginning of period	—

End of period	$5,208

Undistributed (overdistributed) net investment income included in net assets	$20

*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

144	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Beta ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Russell Developed ex-U.S. Low Beta ETF
March 31, 2012*	48.80	.59	3.07	3.66	(.38)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

146	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

(.38)	52.08	7.53	5,208	.87	.25	2.91	26

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	147

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma Developed ex- U.S. Large Cap Low Volatility Index**
Inception*	6.55%	7.43%	6.70%

148	Russell Developed ex-U.S. Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Developed ex-U.S. Low Volatility ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma Developed ex-U.S. Large Cap Low Volatility Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell-Axioma Developed ex-U.S. Large Cap Low Volatility Index, which is designed to deliver exposure to stocks with low volatility as determined by a screening and ranking methodology applied to the output of the Axioma AX-WW 2.1 World-Wide ex-USA Equity Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 6.55%. This is compared to the Fund’s benchmark, the Russell-Axioma Developed ex-U.S. Large Cap Low Volatility Index, which gained 6.70% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Information technology was the best performing sector for the Fund and the Index, while telecommunication services was the worst performing sector. Consumer staples, with an average weight of 24.8% was the best contributor to Fund and Index returns. Telecommunication services, with an average weight of 9.6%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Royal Bank of Canada, Anheuser-Busch InBev, and Toronto-Dominion Bank generated positive returns and contributed the most to Fund performance while Tesco PLC, France Telecom, and Koninklijke KPN NV, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares November 3, 2011.

**	The Russell-Axioma Developed ex-U.S. Low Volatility Index is designed to deliver exposure to stocks with low volatility as determined by a screening and ranking methodology applied to the output of the Axioma AX-WW 2.1 World-Wide ex-USA Equity Factor Risk model. Volatility is a measure of a stock’s variability in total returns based on its historical behavior over the last sixty days. Stocks exhibiting high or low volatility can be used by investors to adjust volatility exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Developed ex-U.S. Low Volatility ETF	149

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 3, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 3, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,065.50	$1,023.75
Expenses Paid During Period*	$1.06	$1.26

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the 150-day period annualized), multiplied by the average account value over the period, multiplied by 150/366 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without the waivers and reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

150	Russell Developed ex-U.S. Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.9%
Australia - 6.9%
AGL Energy, Ltd.	161	2
Amcor, Ltd. (Æ)	636	5
ASX, Ltd. - ADR	197	7
Australia & New Zealand Banking Group, Ltd. - ADR	1,003	24
BHP Billiton, Ltd. - ADR	330	12
CFS Retail Property Trust (ö)	3,581	7
Coca-Cola Amatil, Ltd.	119	2
Commonwealth Bank of Australia - ADR	1,805	95
CSL, Ltd.	594	22
Dexus Property Group (ö)	4,918	4
GPT Group (ö)	1,467	5
Insurance Australia Group, Ltd.	462	2
Metcash, Ltd.	1,847	8
National Australia Bank, Ltd. - ADR	291	7
Orica, Ltd.	127	4
Origin Energy, Ltd.	236	3
Qantas Airways, Ltd. (Æ)	3	—	±
Rio Tinto, Ltd. - ADR	93	6
TABCORP Holdings, Ltd.	1,501	4
Telstra Corp., Ltd.	7,754	26
Toll Holdings, Ltd.	334	2
Wesfarmers, Ltd.	585	18
Westfield Group (ö)	1,854	17
Westfield Retail Trust (ö)	2,429	6
Westpac Banking Corp.	488	11
Woolworths, Ltd.	2,052	55

		354

Belgium - 1.7%
Anheuser-Busch InBev NV	960	70
Belgacom SA	174	6
Colruyt SA	101	4
Delhaize Group SA	59	3
Groupe Bruxelles Lambert SA	21	1
Mobistar SA	63	3

		87

Canada - 13.5%
Agrium, Inc.	33	3
Atco, Ltd.	16	1
Bank of Montreal	689	41
Bank of Nova Scotia	919	51
BCE, Inc.	989	40
Bell Aliant, Inc.	684	19
Canadian Imperial Bank of Commerce	580	44
Canadian National Railway Co.	302	24
Canadian Natural Resources, Ltd.	22	1
Canadian Pacific Railway, Ltd.	28	2
Canadian Utilities, Ltd. Class A	132	9
Crescent Point Energy Corp.	192	8
Empire Co., Ltd. Class A	92	5
Enbridge, Inc.	1,289	50
Enerplus Corp.	115	3
George Weston, Ltd.	99	6

	Principal Amount ($) or Shares	Market Value $
Great-West Lifeco, Inc.	324	8
Husky Energy, Inc.	93	2
Imperial Oil, Ltd.	222	10
Industrial Alliance Insurance & Financial Services, Inc. (Þ)	81	2
Intact Financial Corp.	65	4
Loblaw Cos., Ltd.	145	5
Magna International, Inc. Class A	189	9
Manitoba Telecom Services, Inc. - ADR	266	9
Manulife Financial Corp.	639	9
Metro, Inc. Class A	525	28
National Bank of Canada	108	9
Potash Corp. of Saskatchewan, Inc.	116	5
Research In Motion, Ltd. (Æ)	53	1
Rogers Communications, Inc. Class B	405	16
Royal Bank of Canada - GDR	1,422	82
Saputo, Inc. - ADR	378	16
Shaw Communications, Inc. Class B	157	3
Shoppers Drug Mart Corp.	383	17
Sun Life Financial, Inc.	214	5
Suncor Energy, Inc.	74	2
TELUS Corp.	219	13
TELUS Corp. Class A	18	1
Toronto-Dominion Bank (The)	1,007	86
TransCanada Corp.	1,012	43
Valeant Pharmaceuticals International, Inc. (Æ)	21	1

		693

Denmark - 1.2%
Coloplast A/S Class B	8	1
FLSmidth & Co. A/S	28	2
Novo Nordisk A/S Class B	419	59
Pandora A/S	125	1
TDC A/S	197	1

		64

Finland - 0.2%
Fortum OYJ	182	5
Orion OYJ Class B	161	3
Outokumpu OYJ (Æ)	50	—	±
Stora Enso OYJ Class R	550	4

		12

France - 7.8%
Air France-KLM (Æ)	70	—	±
Air Liquide SA Class A	164	22
Alcatel-Lucent - ADR (Æ)	573	1
BioMerieux	37	3
Casino Guichard Perrachon SA (Æ)	60	6
Cie Generale d’Optique Essilor International SA	345	31
Danone	654	46
France Telecom SA - ADR	2,822	42
Iliad SA	5	1
L’Oreal SA	304	37

Russell Developed ex-U.S. Low Volatility ETF	151

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

LVMH Moet Hennessy Louis Vuitton SA - ADR	4	1
Pernod-Ricard SA	152	16
Peugeot SA	225	4
PPR	3	1
Sanofi - ADR	1,022	78
Societe BIC SA	30	3
Suez Environnement Co.	195	3
Total SA	1,782	90
Unibail-Rodamco SE (ö)	35	7
Vivendi SA - ADR	470	9

		401

Germany - 6.0%
Adidas AG	33	3
Aixtron SE NA	200	3
BASF SE	193	17
Bayer AG	73	5
Beiersdorf AG (Æ)	265	17
Daimler AG	46	3
Deutsche Lufthansa AG	400	6
Deutsche Telekom AG	2,335	28
E.ON AG	24	1
Fresenius Medical Care AG & Co. KGaA	116	8
Fresenius SE & Co. KGaA	11	1
Henkel AG & Co. KGaA	204	13
Infineon Technologies AG - ADR	600	6
K+S AG	7	—	±
Kloeckner & Co. SE	100	1
Linde AG	52	9
Merck KGaA	182	20
Metro AG	42	2
MTU Aero Engines Holding AG	85	7
Rhoen Klinikum AG	525	11
RWE AG	20	1
SAP AG - ADR	855	60
Siemens AG	894	89

		311

Hong Kong - 1.7%
Champion REIT (AE)(ö)	4,000	2
CLP Holdings, Ltd.	2,000	17
Hang Seng Bank, Ltd.	200	3
Hong Kong & China Gas Co., Ltd.	9,000	22
Link REIT (The) (ö)	2,500	9
MTR Corp.	5,500	20
Power Assets Holdings, Ltd.	2,000	15

		88

Ireland - 0.1%
Kerry Group PLC Class A	116	5

Isle of Man - 0.1%
Genting Singapore PLC (Æ)	3,000	4

Israel - 1.0%
Cellcom Israel, Ltd.	48	1

	Principal Amount ($) or Shares	Market Value $
Check Point Software Technologies, Ltd. (Æ)	98	6
Partner Communications Co., Ltd.	79	1
Teva Pharmaceutical Industries, Ltd.	1,010	44

		52

Italy - 1.7%
Autogrill SpA (Æ)	908	10
Banca Monte dei Paschi di Siena SpA	1,583	1
Buzzi Unicem SpA (Æ)	550	6
Edison SpA (Æ)	4,499	5
ENI SpA - ADR	2,070	49
Finmeccanica SpA	625	3
Parmalat SpA	499	1
Snam Rete Gas SpA	1,055	5
Terna Rete Elettrica Nazionale SpA	750	3
Tod’s SpA	39	4

		87

Japan - 11.4%
Aeon Co., Ltd.	600	8
Ajinomoto Co., Inc.	1,000	13
Asahi Group Holdings, Ltd.	600	13
Asahi Kasei Corp.	1,000	6
Astellas Pharma, Inc.	800	32
Canon, Inc.	100	5
Chugai Pharmaceutical Co., Ltd.	500	9
Coca-Cola West Co., Ltd.	200	4
Dentsu, Inc.	100	3
East Japan Railway Co.	200	13
Eisai Co., Ltd.	600	24
FamilyMart Co., Ltd.	300	13
Hisamitsu Pharmaceutical Co., Inc.	100	5
Isuzu Motors, Ltd.	1,000	6
Kao Corp.	1,200	32
Kirin Holdings Co., Ltd.	1,000	13
Lawson, Inc.	200	13
McDonald’s Holdings Co. Japan, Ltd.	1,100	29
Medipal Holdings Corp.	100	1
MEIJI Holdings Co., Ltd.	100	4
Nagoya Railroad Co., Ltd. (Æ)	2,000	6
Namco Bandai Holdings, Inc.	100	1
Nippon Telegraph & Telephone Corp.	200	9
Nisshin Seifun Group, Inc.	1,000	12
Nissin Foods Holdings Co., Ltd.	400	15
Nitori Holdings Co., Ltd.	50	5
NTT DoCoMo, Inc.	18	30
Odakyu Electric Railway Co., Ltd.	1,000	10
Oriental Land Co., Ltd.	100	11
Osaka Gas Co., Ltd.	3,000	12
Otsuka Holdings Co., Ltd.	600	18
Secom Co., Ltd. (Æ)	300	15
Seven & I Holdings Co., Ltd.	900	27
Shin-Etsu Chemical Co., Ltd.	100	6
Shiseido Co., Ltd.	1,100	19
Sumitomo Mitsui Financial Group, Inc.	100	3
Suzuken Co., Ltd.	100	3

152	Russell Developed ex-U.S. Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Takeda Pharmaceutical Co., Ltd.	1,300	57
Tobu Railway Co., Ltd.	3,000	16
Toho Co., Ltd.	600	11
Tokyo Gas Co., Ltd.	4,000	19
Tsumura & Co.	400	12
Unicharm Corp.	200	11
USS Co., Ltd.	70	7
West Japan Railway Co.	200	8

		589

Jersey - 0.5%
Experian PLC	1,193	19
United Business Media, Ltd.	329	3
WPP PLC	252	3

		25

Netherlands - 3.9%
Akzo Nobel NV	161	9
Heineken Holding NV	155	7
Heineken NV	287	16
Koninklijke Ahold NV	1,601	22
Koninklijke DSM NV	63	4
Koninklijke KPN NV	2,873	33
Nutreco NV	12	1
Reed Elsevier NV (Æ)	334	4
TNT NV - ADR (Æ)	700	4
Unilever NV	2,456	84
Wereldhave NV (ö)	94	7
Wolters Kluwer NV	447	8

		199

New Zealand - 0.0%
Fletcher Building, Ltd.	344	2

Norway - 0.2%
Marine Harvest ASA	3,500	2
Orkla ASA	270	2
Renewable Energy Corp. ASA (Æ)	1,500	1
Statoil ASA Class N	114	3

		8

Portugal - 0.2%
Redes Energeticas Nacionais SA	2,763	8

Singapore - 0.8%
Ascendas Real Estate Investment Trust (Æ)(ö)	9,000	14
Oversea-Chinese Banking Corp., Ltd.	1,000	7
Singapore Technologies Engineering, Ltd.	1,000	3
Singapore Telecommunications, Ltd.	1,000	3
United Overseas Bank, Ltd.	1,000	14

		41

Spain - 2.3%
Amadeus IT Holding SA Class A	290	5
Bankia SA (Æ)	2,590	9

	Principal Amount ($) or Shares	Market Value $
Enagas SA	161	3
Iberdrola SA	1,083	6
Inditex SA	81	8
Indra Sistemas SA	415	5
Red Electrica Corp. SA	217	11
Tecnicas Reunidas SA (Æ)	252	10
Telefonica SA - ADR	3,776	63

		120

Sweden - 0.8%
Hennes & Mauritz AB Class B	679	23
Holmen AB Class B (Æ)	137	4
Securitas AB Class B	250	2
Svenska Cellulosa AB Class A	30	1
Svenska Cellulosa AB Class B	29	1
Swedish Match AB	65	3
TeliaSonera AB	658	5

		39

Switzerland - 10.6%
ABB, Ltd. (Æ)	167	3
Actelion, Ltd. (Æ)	189	7
Adecco SA (Æ)	9	—	±
Aryzta AG (Æ)	58	3
Bank Sarasin & Cie AG	200	6
Cie Financiere Richemont SA	96	6
Clariant AG (Æ)	85	1
Geberit AG (Æ)	60	13
Givaudan SA (Æ)	5	5
Kuehne & Nagel International AG	11	1
Lonza Group AG (Æ)	64	3
Nestle SA	1,657	105
Nobel Biocare Holding AG (Æ)	297	4
Novartis AG	1,864	104
Roche Holding AG	720	127
Sonova Holding AG (Æ)	102	11
Swiss Life Holding AG (Æ)	44	5
Swiss Prime Site AG Class A (Æ)	221	18
Swisscom AG	129	52
Syngenta AG	68	23
Zurich Financial Services AG (Æ)	178	48

		545

United Kingdom - 26.3%
AMEC PLC - GDR	315	6
Asos PLC	50	1
Associated British Foods PLC	1,526	30
AstraZeneca PLC - ADR (Æ)	2,039	91
BAE Systems PLC	562	3
BG Group PLC	552	13
BP PLC	4,933	36
British American Tobacco PLC	2,031	103
British Land Co. PLC (ö)	119	1
British Sky Broadcasting Group PLC	1,805	19
BT Group PLC	1,765	6
Bunzl PLC	314	5

Russell Developed ex-U.S. Low Volatility ETF	153

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cable & Wireless Communications PLC	406	—	±
Capita PLC	412	5
Capital Shopping Centres Group PLC Class H (ö)	157	1
Centrica PLC	4,037	20
Cobham PLC	762	3
Compass Group PLC	2,294	24
Diageo PLC	2,558	61
G4S PLC	2,176	9
GlaxoSmithKline PLC - ADR	4,296	97
HSBC Holdings PLC	10,407	92
Imperial Tobacco Group PLC	1,036	42
Inchcape PLC	67	—	±
Inmarsat PLC	309	2
Intercontinental Hotels Group PLC	250	6
J Sainsbury PLC	2,684	13
John Wood Group PLC	38	—	±
Marks & Spencer Group PLC	183	1
National Grid PLC	4,017	40
Next PLC	91	4
Pearson PLC	1,712	32
Reckitt Benckiser Group PLC	805	45
Reed Elsevier PLC	1,401	12
Rexam PLC	535	4
Royal Dutch Shell PLC Class A	2,915	103
Royal Dutch Shell PLC Class B	2,561	90
RSA Insurance Group PLC	507	1
SABMiller PLC - ADR	395	16
Scottish & Southern Energy PLC	1,798	38
Serco Group PLC	591	5
Severn Trent PLC Class H	599	15
Shire PLC - ADR (Æ)	493	16
Smith & Nephew PLC	782	8
Smiths Group PLC	278	5
Tate & Lyle PLC	523	6
Tesco PLC	3,019	16
Unilever PLC	1,659	55
United Utilities Group PLC	1,810	17
Vodafone Group PLC - ADR (Æ)	36,550	102
Whitbread PLC	353	10
William Hill PLC	159	1
WM Morrison Supermarkets PLC	4,887	23

		1,354

Total Common Stocks (cost $4,839)		5,088

Preferred Stocks - 0.4%
Germany - 0.4%
Henkel AG & Co. KGaA	258	19
Porsche Automobil Holding SE	30	2
RWE AG	22	1

		22

Total Preferred Stocks (cost $18)		22

	Principal Amount ($) or Shares		Market Value $
Short-Term Investments - 0.2%
United States - 0.2%
Russell U.S. Cash Management Fund	10,606	(¥)	11

Total Short-Term Investments (cost $11)			11

Total Investments - 99.5% (identified cost $4,868)			5,121

Other Assets and Liabilities, Net - 0.5%			26

Net Assets - 100.0%			5,147

See accompanying notes which are an integral part of the financial statements.

154	Russell Developed ex-U.S. Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counter party	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	2	EUR	2	04/03/12	(—	)*
UBS AG	USD	103	EUR	77	04/04/12	(—	)*
UBS AG	USD	2	GBP	1	04/04/12	(—	)*
UBS AG	USD	5	HKD	43	04/03/12	(—	)*
UBS AG	USD	4	SEK	25	04/04/12	(—	)*
UBS AG	CHF	73	USD	81	04/04/12	—	*
UBS AG	JPY	2,147	USD	26	04/04/12	(—	)*

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(—	)*

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Developed ex-U.S. Low Volatility ETF	155

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value								% of Net Assets
Portfolio Summary	Level 1			Level 2	Level 3	Total

Common Stocks
Australia		$346		$—	$8		$354		6.9
Belgium		87		—	—		87		1.7
Canada		693		—	—		693		13.5
Denmark		64		—	—		64		1.2
Finland		12		—	—		12		0.2
France		401		—	—		401		7.8
Germany		311		—	—		311		6.0
Hong Kong		88		—	—		88		1.7
Ireland		5		—	—		5		0.1
Isle of Man		4		—	—		4		0.1
Israel		52		—	—		52		1.0
Italy		87		—	—		87		1.7
Japan		589		—	—		589		11.4
Jersey		25		—	—		25		0.5
Netherlands		199		—	—		199		3.9
New Zealand		2		—	—		2		—	*
Norway		8		—	—		8		0.2
Portugal		8		—	—		8		0.2
Singapore		41		—	—		41		0.8
Spain		120		—	—		120		2.3
Sweden		39		—	—		39		0.8
Switzerland		545		—	—		545		10.6
United Kingdom		1,354		—	—		1,354		26.3
Preferred Stocks		22		—	—		22		0.4
Short-Term Investments		—		11	—		11		0.2

Total Investments		5,102		11	8		5,121		99.5

Other Assets and Liabilities, Net									0.5

									100.0

Other Financial Instruments
Foreign Currency Exchange Contracts		(—	)***	—	—		(—	)***	(—	)*

Total Other Financial Instruments**	$	(—)		$—	$—	$	(—)

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

***	Less than $500.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending March 31, 2012 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

156	Russell Developed ex-U.S. Low Volatility ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Fair Value of Derivative Instruments — March 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	*

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	*

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Foreign currency-related transactions	$(1)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Foreign currency-related transactions	$ (—	)*

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Developed ex-U.S. Low Volatility ETF	157

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Developed ex- U.S. Low Volatility ETF

Assets
Investments, at identified cost	$4,868
Investments, at market*	5,121
Foreign currency holdings**	9
Unrealized appreciation on foreign currency exchange contracts	—
Receivables:
Dividends	24
Investments sold	187
Foreign taxes recoverable	3

Total assets	5,344

Liabilities
Payables:
Investments purchased	196
Accrued fees to affiliates	1
Unrealized depreciation on foreign currency exchange contracts	—

Total liabilities	197

Net Assets	$5,147

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$14
Accumulated net realized gain (loss)	(3)
Unrealized appreciation (depreciation) on:
Investments	253
Foreign currency-related transactions	—
Additional paid-in capital	4,883

Net Assets	$5,147

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$51.47
Net assets	$5,146,830
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$11
** Foreign currency holdings - cost	$9

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

158	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Developed ex- U.S. Low Volatility ETF*

Investment Income
Dividends	$81
Less foreign taxes withheld	(6)

Total investment income	75

Expenses
Management fees	12
Trustee and trustee related fees	6

Expenses before reductions	18
Expense reductions	(13)

Net expenses	5

Net investment income (loss)	70

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2)
In-kind redemptions	—
Foreign currency-related transactions	(2)

Net realized gain (loss)	(4)

Net change in unrealized appreciation (depreciation) on:
Investments	253
Foreign currency-related transactions	—

Net change in unrealized appreciation (depreciation)	253

Net realized and unrealized gain (loss)	249

Net Increase (Decrease) in Net Assets from Operations	$319

*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	159

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Developed ex-U.S. Low Volatility ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$70
Net realized gain (loss)	(4)
Net change in unrealized appreciation (depreciation)	253

Net increase (decrease) in net assets from operations	319

Distributions
From net investment income	(55)

Net decrease in net assets from distributions	(55)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,883

Total Net Increase (Decrease) in Net Assets	5,147

Net Assets
Beginning of period	—

End of period	$5,147

Undistributed (overdistributed) net investment income included in net assets	$14

*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

160	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. Low Volatility ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Developed ex-U.S. Low Volatility ETF
March 31, 2012*	48.83	.70	2.48	3.18	(.54)	(.54)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

162	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

51.47	6.55	5,147	.87	.25	3.44	25

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	163

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Performance as of March 31, 2012

Average Annual Total Return
	Net Asset Value	Market Value	Russell-Axioma Developed ex-U.S. Large Cap High Momentum Index**
Inception*	5.95%	6.48%	6.05%

164	Russell Developed ex-U.S. High Momentum ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Developed ex-U.S. High Momentum ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell-Axioma Developed ex-U.S. Large Cap High Momentum Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund seeks to gain exposure to the factor exhibited in its Index. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell — Axioma Developed ex-U.S. Large Cap High Momentum Index, which is designed to deliver exposure to stocks with high medium-term momentum as determined by a screening and ranking methodology applied to the output of the Axioma AX-WW 2.1 World-Wide ex-USA Equity Factor Risk model.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 5.95%. This is compared to the Fund’s benchmark, the Russell-Axioma Developed ex-U.S. Large Cap High Momentum Index, which gained 6.05% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Financials was the best performing sector for the Fund and the Index, while utilities was the worst performing sector. Financials, with an average weight of 14.7% was the best contributor to Fund and Index returns. Telecommunication services, with an average weight of 9.9%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Scor SE, Euler Hermes SA, and Novo Nordisk A/S generated positive returns and contributed the most to Fund performance while Telefonica SA, Trilogy Energy Corp, and Sanrio Co Ltd, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares November 3, 2011.

**	The Russell-Axioma Developed ex-U.S. High Momentum Index is designed to deliver exposure to stocks with high medium-term momentum as determined by a screening and ranking methodology applied to the output of the Axioma AX-WW 2.1 World-Wide ex-USA Equity Factor Risk model. Medium-term momentum is a measure of a stock’s past price performance as measured by cumulative return over the last 250 trading days, excluding the last 20 trading days. Stocks exhibiting high momentum can be used by investors to adjust momentum exposure in a portfolio.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Developed ex-U.S. High Momentum ETF	165

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 3, 2011 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 3, 2011	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,059.50	$1,023.75
Ending Account Value
Expenses Paid During the Period*	$1.06	$1.26

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the 150-day period annualized), multiplied by the average account value over the period, multiplied by 150/366 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed. Without the waivers and reimbursements, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

166	Russell Developed ex-U.S. High Momentum ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.0%
Australia - 5.5%
AGL Energy, Ltd.	562	9
Australia & New Zealand Banking Group, Ltd. - ADR	1,095	26
CFS Retail Property Trust (ö)	2,320	4
Coca-Cola Amatil, Ltd.	929	12
Commonwealth Bank of Australia - ADR	738	38
GPT Group (ö)	5,455	18
Iluka Resources, Ltd.	1,660	31
Mirvac Group Class REIT (ö)	874	1
National Australia Bank, Ltd. - ADR	75	2
New Hope Corp., Ltd.	955	5
QR National, Ltd.	3,426	13
Tatts Group, Ltd.	3,492	9
Telstra Corp., Ltd.	14,270	49
Treasury Wine Estates, Ltd.	1,547	7
Washington H Soul Pattinson & Co., Ltd.	326	5
Wesfarmers, Ltd.	867	27
Westfield Group (ö)	261	2
Westpac Banking Corp.	126	3
Woolworths, Ltd.	685	18

		279

Austria - 0.0%
Raiffeisen Bank International AG	60	2

Belgium - 0.7%
Anheuser-Busch InBev NV	251	18
Colruyt SA	65	3
Delhaize Group SA	44	2
D’ieteren SA	253	12
Mobistar SA	35	2

		37

Bermuda - 1.3%
Dairy Farm International Holdings, Ltd.	900	9
First Pacific Co., Ltd./Hong Kong	18,000	20
Jardine Matheson Holdings, Ltd.	400	21
Jardine Strategic Holdings, Ltd.	500	15

		65

Canada - 12.8%
ARC Resources, Ltd.	276	6
Atco, Ltd. Class I	10	1
Bank of Montreal	386	23
Bank of Nova Scotia	623	35
Baytex Energy Corp.	601	31
BCE, Inc.	1,963	79
Bell Aliant, Inc.	1,049	29
Canadian Imperial Bank of Commerce	37	3
Canadian National Railway Co.	153	12
Canadian Utilities, Ltd. Class A	127	8
Centerra Gold, Inc.	238	4
CGI Group, Inc. Class A (Æ)	558	12
Crescent Point Energy Corp.	314	13
Empire Co., Ltd. Class A	211	12

	Principal Amount ($) or Shares	Market Value $
Fairfax Financial Holdings, Ltd.	31	12
Genworth MI Canada, Inc.	324	7
H&R Real Estate Investment Trust (ö)	1,089	26
Jean Coutu Group PJC, Inc. (The) Class A	5,378	76
Keyera Corp.	453	19
Manitoba Telecom Services, Inc. - ADR	236	8
National Bank of Canada	335	27
New Gold, Inc. (Æ)	1,632	16
Power Corp. of Canada	81	2
Royal Bank of Canada - GDR	891	52
TELUS Corp. Class A	458	26
TELUS Corp.	350	20
Tim Hortons, Inc.	39	2
Toronto-Dominion Bank (The)	342	29
Tourmaline Oil Corp. (Æ)	78	2
TransCanada Corp.	99	4
Trilogy Energy Corp.	1,068	28
Valeant Pharmaceuticals International, Inc. (Æ)	588	31

		655

Cayman Islands - 0.4%
Sands China, Ltd.	2,400	9
Wynn Macau, Ltd.	4,400	13

		22

Denmark - 2.5%
Carlsberg A/S Class B	150	12
Coloplast A/S Class B	120	21
Novo Nordisk A/S Class B	673	93
Novozymes A/S Class B	45	1

		127

Finland - 0.4%
Fortum OYJ	285	7
Kone OYJ Class B	26	1
Nokian Renkaat OYJ	82	4
Sampo OYJ Class A	365	11

		23

France - 6.4%
Air Liquide SA Class A	106	14
Arkema SA	55	5
Christian Dior SA	46	7
Cie Generale d’Optique Essilor International SA	82	7
Danone	352	25
France Telecom SA - ADR	1,617	24
GDF Suez	135	3
Hermes International	217	73
L’Oreal SA	71	9
LVMH Moet Hennessy Louis Vuitton SA -ADR	129	22
Pernod-Ricard SA	144	15
Sanofi - ADR	659	51
SCOR SE - ADR	118	3

Russell Developed ex-U.S. High Momentum ETF	167

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sodexo	81	7
Total SA	864	44
Unibail-Rodamco SE (ö)	19	4
Vivendi SA - ADR	140	3
Zodiac Aerospace	114	12

		328

Germany - 6.0%
BASF SE	490	42
Bayer AG	197	14
Bayerische Motoren Werke AG	496	44
Continental AG	6	1
Deutsche Telekom AG	1,711	21
E.ON AG	255	6
Fresenius Medical Care AG & Co. KGaA	212	15
Fresenius SE & Co. KGaA	92	9
Henkel AG & Co. KGaA	311	19
Infineon Technologies AG - ADR	839	9
Merck KGaA	280	31
MTU Aero Engines Holding AG	74	6
Muenchener Rueckversicherungs AG	64	10
SAP AG - ADR	294	20
Siemens AG	354	36
Sky Deutschland AG (Æ)	1,500	4
Volkswagen AG	110	18

		305

Guernsey - 0.2%
Resolution, Ltd.	2,200	9

Hong Kong - 1.5%
Galaxy Entertainment Group, Ltd. (Æ)	6,000	17
Hang Lung Group, Ltd.	1,000	6
Hang Lung Properties, Ltd. - ADR	1,000	4
Link REIT (The) (ö)	3,000	11
SJM Holdings, Ltd.	8,000	16
Sun Hung Kai Properties, Ltd.	1,000	12
Wharf Holdings, Ltd.	2,000	11

		77

Ireland - 1.2%
CRH PLC	475	10
Elan Corp. PLC (Æ)	3,351	49

		59

Israel - 0.4%
Check Point Software Technologies, Ltd. (Æ)	324	21

Italy - 1.2%
Banca Monte dei Paschi di Siena SpA	4,322	2
ENI SpA - ADR	1,092	25
Lottomatica SpA	105	2
Pirelli & C SpA - ADR	975	12
Prada SpA (Æ)	1,500	10
Salvatore Ferragamo Italia SpA (Æ)	525	11

		62

	Principal Amount ($) or Shares	Market Value $
Japan - 15.1%
Acom Co., Ltd. (Æ)	2,340	53
Aozora Bank, Ltd. (Æ)	2,000	6
Bridgestone Corp.	300	7
Coca-Cola West Co., Ltd.	100	2
Dainippon Sumitomo Pharma Co., Ltd.	1,300	14
Eisai Co., Ltd.	500	20
Fast Retailing Co., Ltd.	200	46
Fukuoka Financial Group, Inc.	1,000	4
Gree, Inc.	1,200	30
Hino Motors, Ltd.	5,000	36
Hisamitsu Pharmaceutical Co., Inc.	300	14
Hitachi, Ltd.	3,000	19
Isuzu Motors, Ltd.	10,000	59
Itochu Techno-Solutions Corp.	200	9
JX Holdings, Inc.	400	2
Keisei Electric Railway Co., Ltd.	1,000	8
Konami Corp.	900	26
Lawson, Inc.	400	25
Medipal Holdings Corp.	3,900	51
Mitsubishi Heavy Industries, Ltd.	1,000	5
Mitsubishi UFJ Lease & Finance Co., Ltd.	60	3
Namco Bandai Holdings, Inc.	800	12
Nikon Corp.	800	24
Nippon Paper Group, Inc.	100	2
Nippon Telegraph & Telephone Corp.	300	14
Nissan Motor Co., Ltd.	300	3
Nitori Holdings Co., Ltd.	50	5
NOK Corp.	400	9
NTT DoCoMo, Inc.	7	12
OJI Paper Co., Ltd.	1,000	5
Ono Pharmaceutical Co., Ltd.	1,000	57
Otsuka Holdings Co., Ltd.	1,000	30
Rakuten, Inc.	20	21
Sanrio Co., Ltd.	700	27
Santen Pharmaceutical Co., Ltd.	300	13
Secom Co., Ltd. (Æ)	100	5
Sega Sammy Holdings, Inc.	200	4
Seven & I Holdings Co., Ltd.	300	9
Taisho Pharmaceutical Holdings Co., Ltd. (Æ)	100	8
Takeda Pharmaceutical Co., Ltd.	500	22
Tokyo Gas Co., Ltd.	2,000	9
Toray Industries, Inc.	1,000	7
Unicharm Corp.	600	32
Yamato Holdings Co., Ltd.	300	5

		774

Jersey - 0.6%
Experian PLC	1,022	16
Petrofac, Ltd.	215	6
Randgold Resources, Ltd.	49	4
Wolseley PLC	166	6

		32

Netherlands - 1.6%
ASML Holding NV Class G	272	13

168	Russell Developed ex-U.S. High Momentum ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

European Aeronautic Defence and Space Co. NV	92	4
Gemalto NV	39	3
Koninklijke Ahold NV	789	11
Koninklijke Boskalis Westminster NV	95	4
Koninklijke DSM NV	65	4
Nutreco NV	32	2
NXP Semiconductor NV (Æ)	102	3
Unilever NV	1,153	38

		82

Norway - 0.4%
Kongsberg Gruppen AS	590	11
Statoil ASA Class N	404	11

		22

Singapore - 0.2%
Keppel Land, Ltd.	3,000	8

Spain - 2.7%
Acciona SA	169	12
ACS Actividades de Construccion y Servicios SA	7	—	±
Endesa SA - ADR	154	3
Gas Natural SDG SA	1,438	23
Iberdrola SA	857	5
Inditex SA	157	15
Mapfre SA	2,150	7
Repsol YPF SA - ADR	1,171	29
Telefonica SA - ADR	2,799	46

		140

Sweden - 1.7%
Assa Abloy AB Class B	108	3
Atlas Copco AB Class A	290	7
Elekta AB Class B	5	—	±
Hennes & Mauritz AB Class B	711	27
Lundin Petroleum AB (Æ)	772	16
Meda AB Class A	1,950	19
Svenska Handelsbanken AB Class A (Æ)	30	1
Swedish Match AB	160	6
Telefonaktiebolaget LM Ericsson Class B	548	6
TeliaSonera AB	341	2

		87

Switzerland - 6.7%
ABB, Ltd. (Æ)	503	10
Actelion, Ltd. (Æ)	65	2
Cie Financiere Richemont SA	184	12
Nestle SA	1,641	103
Novartis AG	1,236	68
Roche Holding AG	574	100
Swiss Re AG	542	35
Syngenta AG	10	3
Zurich Financial Services AG (Æ)	44	12

		345

	Principal Amount ($) or Shares	Market Value $
United Kingdom - 27.8%
Aggreko PLC	1,399	50
AMEC PLC - GDR	291	5
Amlin PLC	2,001	11
Anglo American PLC	493	18
ARM Holdings PLC	1,386	13
Associated British Foods PLC	535	10
AstraZeneca PLC - ADR (Æ)	515	23
Aviva PLC	600	3
BAE Systems PLC	661	3
BG Group PLC	2,505	58
BHP Billiton PLC	1,135	35
BP PLC	6,598	49
British American Tobacco PLC	2,012	102
British Land Co. PLC (ö)	1,539	12
British Sky Broadcasting Group PLC	844	9
Burberry Group PLC	1,212	29
Compass Group PLC	3,188	33
Diageo PLC	1,297	31
Drax Group PLC	2,026	18
GlaxoSmithKline PLC - ADR	4,228	95
Hammerson PLC (ö)	342	2
HSBC Holdings PLC	5,345	47
IMI PLC - ADR	854	13
Imperial Tobacco Group PLC	1,042	42
Inchcape PLC	1,049	6
Investec PLC	434	3
J Sainsbury PLC	1,330	7
Johnson Matthey PLC Class H	38	1
Kingfisher PLC	4,370	21
Land Securities Group PLC (ö)	715	8
Meggitt PLC	954	6
Mondi PLC	3,049	29
National Grid PLC	1,425	14
Next PLC	289	14
Pearson PLC	917	17
Provident Financial PLC	14	—	±
Prudential PLC	541	6
Reed Elsevier PLC	1,529	14
Rexam PLC	792	5
Rio Tinto PLC (Æ)	26	1
Rolls-Royce Holdings PLC (Æ)	1,371	18
Royal Bank of Scotland Group PLC -ADR (Æ)	8,500	4
Royal Dutch Shell PLC Class A	2,785	98
Royal Dutch Shell PLC Class B	2,520	90
RSA Insurance Group PLC	5,346	9
SABMiller PLC - ADR	1,187	48
Sage Group PLC (The)	498	2
Scottish & Southern Energy PLC	1,118	24
Shire PLC - ADR (Æ)	1,112	36
Smith & Nephew PLC	1,072	11
Standard Chartered PLC	1,038	26
Standard Life PLC	942	3
Tate & Lyle PLC	276	3
Tesco PLC	905	5
Travis Perkins PLC	837	14

Russell Developed ex-U.S. High Momentum ETF	169

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

TUI Travel PLC	348		1
Tullow Oil PLC	410		10
Unilever PLC	1,089		36
Vodafone Group PLC - ADR (Æ)	35,418		98
Weir Group PLC (The)	656		18

			1,417

United States - 0.7%
Lululemon Athletica, Inc. Class 3	512		38

Total Common Stocks (cost $4,778)			5,016

Preferred Stocks - 1.2%
Germany - 1.2%
Henkel AG & Co. KGaA	349		26
Hugo Boss AG	11		1
Porsche Automobil Holding SE	87		5
Volkswagen AG	179		31

			63

Total Preferred Stocks (cost $58)			63

Short-Term Investments - 0.3%
United States - 0.3%
Russell U.S. Cash Management Fund	12,974	(¥)	13

Total Short-Term Investments (cost $13)			13

Total Investments - 99.5% (identified cost $4,849)			5,092

Other Assets and Liabilities, Net - 0.5%			26

Net Assets - 100.0%			5,118

See accompanying notes which are an integral part of the financial statements.

170	Russell Developed ex-U.S. High Momentum ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	283	JPY	23,278	04/04/12	—	*
UBS AG	AUD	24	USD	24	04/04/12	(—	)*
UBS AG	CAD	91	USD	91	04/04/12	—	*
UBS AG	CHF	92	USD	102	04/04/12	—	*
UBS AG	DKK	2	USD	—	04/04/12	—	*
UBS AG	EUR	20	USD	27	04/03/12	—	*
UBS AG	EUR	8	USD	11	04/04/12	—	*
UBS AG	GBP	7	USD	10	04/04/12	—	*
UBS AG	HKD	12	USD	2	04/03/12	—	*
UBS AG	SEK	31	USD	5	04/04/12	—	*
UBS AG	SGD	8	USD	7	04/04/12	(—	)*

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						—	*

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Developed ex-U.S. High Momentum ETF	171

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value						% of Net Assets
Portfolio Summary	Level 1		Level 2	Level 3	Total

Common Stocks
Australia	$279		$—	$—	$279		5.5
Austria	2		—	—	2		—	*
Belgium	37		—	—	37		0.7
Bermuda	65		—	—	65		1.3
Canada	655		—	—	655		12.8
Cayman Islands	22		—	—	22		0.4
Denmark	127		—	—	127		2.5
Finland	23		—	—	23		0.4
France	328		—	—	328		6.4
Germany	305		—	—	305		6.0
Guernsey	9		—	—	9		0.2
Hong Kong	77		—	—	77		1.5
Ireland	59		—	—	59		1.2
Israel	21		—	—	21		0.4
Italy	62		—	—	62		1.2
Japan	774		—	—	774		15.1
Jersey	32		—	—	32		0.6
Netherlands	82		—	—	82		1.6
Norway	22		—	—	22		0.4
Singapore	8		—	—	8		0.2
Spain	140		—	—	140		2.7
Sweden	87		—	—	87		1.7
Switzerland	345		—	—	345		6.7
United Kingdom	1,417		—	—	1,417		27.8
United States	38		—	—	38		0.7
Preferred Stocks	63		—	—	63		1.2
Short-Term Investments	—		13	—	13		0.3

Total Investments	5,079		13	—	5,092		99.5

Other Assets and Liabilities, Net							0.5

							100.0

Other Financial Instruments
Foreign Currency Exchange Contracts	—	***	—	—	—	***	—	*

Total Other Financial Instruments**	$—		$—	$—	$—

*	Less than .05% of net assets.
**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.
***	Less than $500.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

172	Russell Developed ex-U.S. High Momentum ETF

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Fair Value of Derivative Instruments — March 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	*

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	*

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts

Location: Statement of Operations - Net realized gain (loss)
Foreign currency-related transactions	$—	*

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Foreign currency-related transactions	$—	*

*	Less than $500.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Developed ex-U.S. High Momentum ETF	173

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Developed ex-U.S. High Momentum ETF

Assets
Investments, at identified cost	$4,849
Investments, at market*	5,092
Foreign currency holdings**	8
Unrealized appreciation on foreign currency exchange contracts	—
Receivables:
Dividends	21
Investments sold	399
Foreign taxes recoverable	3

Total assets	5,523

Liabilities
Payables:
Investments purchased	404
Accrued fees to affiliates	1
Unrealized depreciation on foreign currency exchange contracts	—

Total liabilities	405

Net Assets	$5,118

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$13
Accumulated net realized gain (loss)	(16)
Unrealized appreciation (depreciation) on:
Investments	243
Foreign currency-related transactions	—
Additional paid-in capital	4,878

Net Assets	$5,118

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$51.17
Net assets	$5,117,553
Shares outstanding ($.001 par value)	100,002
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$13
** Foreign currency holdings - cost	$8

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

174	Statements of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Developed ex-U.S. High Momentum ETF*

Investment Income
Dividends	$73
Less foreign taxes withheld	(6)

Total investment income	67

Expenses
Management fees	12
Trustee and trustee related fees	6

Expenses before reductions	18
Expense reductions	(13)

Net expenses	5

Net investment income (loss)	62

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(16)
In-kind redemptions	—
Foreign currency-related transactions	(1)

Net realized gain (loss)	(17)

Net change in unrealized appreciation (depreciation) on:
Investments	243
Foreign currency-related transactions	—

Net change in unrealized appreciation (depreciation)	243

Net realized and unrealized gain (loss)	226

Net Increase (Decrease) in Net Assets from Operations	$288

*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	175

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Statement of Changes in Net Assets — For the Periods Ended March 31,

Russell Developed ex-U.S. High Momentum ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$62
Net realized gain (loss)	(17)
Net change in unrealized appreciation (depreciation)	243

Net increase (decrease) in net assets from operations	288

Distributions
From net investment income	(48)

Net decrease in net assets from distributions	(48)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,878

Total Net Increase (Decrease) in Net Assets	5,118

Net Assets
Beginning of period	—

End of period	$5,118

Undistributed (overdistributed) net investment income included in net assets	$13

*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

176	Statements of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Developed ex-U.S. High Momentum ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Russell Developed ex-U.S. High Momentum ETF
March 31, 2012*	48.77	.63	2.25	2.88	(.48)	(.48)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
(e)	Reflects amounts waived by Russell Investment Management Company (“RIMCo”).
*	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

178	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)(d)

51.17	5.95	5,118	.87	.25	3.09	32

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	179

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Schedules of Investments — March 31, 2012

Footnotes:

(Æ)	Non-income producing security.
(ö)	Real Estate Investment Trust (REIT).
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(¥)	Unrounded units.
(Å)	Illiquid and restricted security.
±	Less than $500.

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

180	Notes to Schedules of Investments

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements — March 31, 2012

1.	Organization

Russell Exchange Traded Funds Trust (the “Investment Company” or “RET”) is a series investment company comprised of 26 different investment portfolios that were in operation as of March 31, 2012. These financial statements report on 13 of these Funds (each a “Fund” and collectively, the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Delaware statutory trust under an Amended and Restated Agreement and Declaration of Trust dated August 31, 2011 (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The investment objective of the Funds is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. The date the shares began trading on the secondary market is the “commencement of operations” date.

The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the administration responsibility of the securities valuation procedures to Russell Funds Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

Notes to Financial Statements	181

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in other mutual funds (including unregistered collective vehicles) are valued at their net asset value per share, and are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAVs for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of events that could trigger fair value pricing of one or more securities are: a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund, if considered material.

In 2011, the Financial Accounting Standards Board (“FASB”) issued an update to requirements relating to fair valuation measurements which represent amendments to achieve common fair value measurements and disclosure requirements in U.S.

182	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

GAAP and International Financial Reporting Standards. The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011. Management does not believe the adoption of this update will have a material impact on the Funds’ financial statements.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Delaware statutory trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds. The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

For all Funds, income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in forward contracts, wash sale deferrals, certain securities sold at a loss and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Notes to Financial Statements	183

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

Net realized gains or losses from foreign currency-related transactions arise from: sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included within the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. Low Volatility ETF and Russell Developed ex-U.S. High Momentum ETF may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. Low Volatility ETF and Russell Developed ex-U.S. High Momentum ETF may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at March 31, 2012. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Funds. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds. The Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. Low Volatility ETF and Russell Developed ex-U.S. High Momentum ETF had no deferred tax liability as of March 31, 2012. None of the Funds had a realized gain (loss) on investments for capital gains taxes for the period ended March 31, 2012.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time the Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at market value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

For the period ended March 31, 2012, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell Developed ex-U.S. Low Beta ETF	Trade Settlement
Russell Developed ex-U.S. Low Volatility ETF	Trade Settlement
Russell Developed ex-U.S. High Momentum ETF	Trade Settlement

The Funds’ foreign currency contract notional dollar values fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Sold
Quarter Ended	December 31, 2011	March 31, 2012
Russell Developed ex-U.S. Low Beta ETF	235,361	267,034
Russell Developed ex-U.S. Low Volatility ETF	385,021	222,513
Russell Developed ex-U.S. High Momentum ETF	463,451	560,998

	Outstanding Contract Amounts Bought
Quarter Ended	December 31, 2011	March 31, 2012
Russell Developed ex-U.S. Low Beta ETF	235,361	267,084
Russell Developed ex-U.S. Low Volatility ETF	385,020	222,473
Russell Developed ex-U.S. High Momentum ETF	463,459	560,999

184	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

ETF Specific Risk

The Funds are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Funds may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Funds’ return to be lower or higher than if the Fund employed an active strategy.

The Funds’ return may not match or achieve a high degree of correlation with the return of the Index due to security mismatches, operating expenses, transaction costs, cash flows and operational inefficiencies.

3.	Investment Transactions

Securities

During the period ended March 31, 2012, purchases and sales of the Funds (excluding investments held for short-term purposes and in-kind transactions) were as follows:

	Purchases	Sales

Russell 1000 Low Beta ETF	$3,000,593	$2,975,403
Russell 1000 High Beta ETF	14,357,156	14,350,971
Russell 1000 Low Volatility ETF	28,252,374	28,294,819
Russell 1000 High Volatility ETF	6,091,521	6,087,000
Russell 1000 High Momentum ETF	6,392,164	6,391,578
Russell 2000 Low Beta ETF	1,898,860	1,892,458
Russell 2000 High Beta ETF	5,989,742	5,969,263
Russell 2000 Low Volatility ETF	4,696,792	4,828,164
Russell 2000 High Volatility ETF	7,468,865	7,471,542
Russell 2000 High Momentum ETF	6,816,130	6,807,715
Russell Developed ex-U.S. Low Beta ETF	1,304,443	1,304,564
Russell Developed ex-U.S. Low Volatility ETF	1,260,722	1,269,813
Russell Developed ex-U.S. High Momentum ETF	1,574,347	1,578,949

For the period ended March 31, 2012, purchases and sales of the Funds resulting from in-kind redemptions were:

	Purchases	Sales

Russell 1000 Low Beta ETF	$35,696,994	$—
Russell 1000 High Beta ETF	23,507,181	17,360,431
Russell 1000 Low Volatility ETF	109,666,095	37,329,657
Russell 1000 High Volatility ETF	14,689,049	8,709,380
Russell 1000 High Momentum ETF	9,902,980	4,587,945
Russell 2000 Low Beta ETF	4,936,678	—
Russell 2000 High Beta ETF	13,255,514	8,058,750
Russell 2000 Low Volatility ETF	9,994,229	4,939,544
Russell 2000 High Volatility ETF	18,419,119	11,239,508

Notes to Financial Statements	185

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

	Purchases	Sales

Russell 2000 High Momentum ETF	$9,866,757	$4,726,143
Russell Developed ex-U.S. Low Beta ETF	4,861,695	—
Russell Developed ex-U.S. Low Volatility ETF	4,870,371	—
Russell Developed ex-U.S. High Momentum ETF	4,856,312	—

Because gains and losses resulting from such in-kind transactions are not taxable to the Funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net assets per share. The realized in-kind gains or losses for the period ended March 31, 2012, are disclosed in the Funds’ Statements of Operations.

4.	Related Party Transactions, Fees and Expenses

Russell Investment Management Company (“RIMCo”) advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RET and RIMCo.

The Funds may also invest their cash reserves (the “Cash Balances”) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC. As of March 31, 2012, the Funds presented herein have invested $327,596 in the Russell U.S. Cash Management Fund.

The management fees specified in the table below are based upon the average daily net assets of the Funds and are payable monthly. The Adviser pays all of the expenses of the Funds other than the management fee, distribution fees pursuant to the Funds’ Supervision and Management Agreements, if any, brokerage expenses, taxes, interest fees, litigation expenses, acquired fund fees and other extraordinary expenses.

Annual Rate

Russell 1000 Low Beta ETF	0.49%
Russell 1000 High Beta ETF	0.49%
Russell 1000 Low Volatility ETF	0.49%
Russell 1000 High Volatility ETF	0.49%
Russell 1000 High Momentum ETF	0.49%
Russell 2000 Low Beta ETF	0.69%
Russell 2000 High Beta ETF	0.69%
Russell 2000 Low Volatility ETF	0.69%
Russell 2000 High Volatility ETF	0.69%
Russell 2000 High Momentum ETF	0.69%
Russell Developed ex-U.S. Low Beta ETF	0.59%
Russell Developed ex-U.S. Low Volatility ETF	0.59%
Russell Developed ex-U.S. High Momentum ETF	0.59%

The following shows the amount of the management fees paid by the Funds for the period ended March 31, 2012:

Management

Russell 1000 Low Beta ETF	$26,577
Russell 1000 High Beta ETF	51,481
Russell 1000 Low Volatility ETF	144,022
Russell 1000 High Volatility ETF	24,527
Russell 1000 High Momentum ETF	29,559
Russell 2000 Low Beta ETF	27,902
Russell 2000 High Beta ETF	27,719
Russell 2000 Low Volatility ETF	27,908
Russell 2000 High Volatility ETF	52,675
Russell 2000 High Momentum ETF	46,999
Russell Developed ex-U.S. Low Beta ETF	11,942
Russell Developed ex-U.S. Low Volatility ETF	11,955
Russell Developed ex-U.S. High Momentum ETF	11,923

186	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

Waivers and Reimbursements

For the Russell 1000 Low Beta ETF, Russell 1000 High Beta ETF, Russell 1000 Low Volatility ETF, Russell 1000 High Volatility ETF and Russell 1000 High Momentum ETF, RIMCo has contractually agreed, until July 29, 2014, to waive up to 0.29% of its 0.49% management fee. These waivers cannot be terminated during the relevant period except with Board approval. The total amount of the waivers for the period ended March 31, 2012 was:

Waiver

Russell 1000 Low Beta ETF	$9,726
Russell 1000 High Beta ETF	10,296
Russell 1000 Low Volatility ETF	46,738
Russell 1000 High Volatility ETF	5,517
Russell 1000 High Momentum ETF	6,113

For the Russell 2000 Low Beta ETF, Russell 2000 High Beta ETF, Russell 2000 Low Volatility ETF, Russell 2000 High Volatility ETF and Russell 2000 High Momentum ETF, RIMCo has contractually agreed, until July 29, 2014, to waive up to 0.39% of its 0.69% management fee. These waivers cannot be terminated during the relevant period except with Board approval. The total amount of the waivers for the period ended March 31, 2012 was:

Waiver

Russell 2000 Low Beta ETF	$7,758
Russell 2000 High Beta ETF	7,002
Russell 2000 Low Volatility ETF	7,825
Russell 2000 High Volatility ETF	7,882
Russell 2000 High Momentum ETF	11,343

For the Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. Low Volatility ETF and Russell Developed ex-U.S. High Momentum ETF, RIMCo has contractually agreed, until July 29, 2014, to waive up to 0.34% of its 0.59% management fee. These waivers cannot be terminated during the relevant period except with Board approval. The total amount of the waivers for the period ended March 31, 2012 was:

Waiver

Russell Developed ex-U.S. Low Beta ETF	$6,882
Russell Developed ex-U.S. Low Volatility ETF	6,889
Russell Developed ex-U.S. High Momentum ETF	6,871

The Adviser has voluntarily agreed to waive trustee and trustee related expenses paid by the Funds. For the period ended March 31, 2012, the total trustee and trustee related fees waived amounted to:

Trustee

Russell 1000 Low Beta ETF	$16,392
Russell 1000 High Beta ETF	32,771
Russell 1000 Low Volatility ETF	82,235
Russell 1000 High Volatility ETF	17,144
Russell 1000 High Momentum ETF	19,878
Russell 2000 Low Beta ETF	14,443
Russell 2000 High Beta ETF	14,332
Russell 2000 Low Volatility ETF	14,422
Russell 2000 High Volatility ETF	24,258
Russell 2000 High Momentum ETF	22,506
Russell Developed ex-U.S. Low Beta ETF	5,612
Russell Developed ex-U.S. Low Volatility ETF	5,628
Russell Developed ex-U.S. High Momentum ETF	5,608

Notes to Financial Statements	187

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Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended March 31, 2012 were as follows:

	Russell 1000 Low Beta ETF	Russell 1000 High Beta ETF	Russell 1000 Low Volatility ETF	Russell 1000 High Volatility ETF	Russell 1000 High Momentum ETF

Management fees	$3,560	$836	$10,696	$839	$871

	Russell 2000 Low Beta ETF	Russell 2000 High Beta ETF	Russell 2000 Low Volatility ETF	Russell 2000 High Volatility ETF	Russell 2000 High Momentum ETF

Management fees	$1,291	$1,216	$1,325	$1,103	$1,289

	Russell Developed ex-U.S. Low Beta ETF	Russell Developed ex-U.S. Low Volatility ETF	Russell Developed ex-U.S. High Momentum ETF

Management fees	$1,099	$1,074	$1,101

Concentration of Secondary Market Shareholder Interests

As of March 31, 2012, the Russell Equity I Fund, a Russell Trust Company Fund and a related party to the Funds, holds investments in the secondary market of the following funds and amounts:

Fund	Market Value
Russell 1000 Low Volatility Fund ETF	$51,906,955
Russell 1000 Low Beta ETF	31,443,359

Such concentration of shareholder interests could have a material impact on the Funds.

Board of Trustees

For all Funds of the Investment Company, each independent Trustee is paid a retainer of $70,000 per year, $5,000 for each regular quarterly meeting attended in person, and $2,500 for each Audit Committee meeting and Nominating and Governance Committee meeting. Each Trustee receives a $1,250 fee for attending the quarterly meeting by phone instead of receiving the full fee had the member attended in person. The Trustees are also compensated for out of pocket expenses. The Audit Committee Chair and Nominating and Governance Chair are each paid a fee of $12,000 and $6,000, respectively, per year. The Chairman of the Board receives additional annual compensation of $20,000.

5.	Federal Income Taxes

At March 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year.

	No Expiration
	Short-term	Long-term	Totals

Russell 1000 Low Beta ETF	$134,564	$—	$134,564
Russell 1000 High Beta ETF	$1,014,615	$—	$1,014,615
Russell 1000 Low Volatility ETF	$577,609	$—	$577,609
Russell 1000 High Volatility ETF	$398,426	$—	$398,426
Russell 1000 High Momentum ETF	$629,747	$—	$629,747
Russell 2000 Low Beta ETF	$68,852	$—	$68,852
Russell 2000 High Beta ETF	$390,222	$—	$390,222
Russell 2000 Low Volatility ETF	$70,626	$—	$70,626
Russell 2000 High Volatility ETF	$640,821	$—	$640,821
Russell 2000 High Momentum ETF	$477,363	$—	$477,363
Russell Development ex-U.S. Low Beta ETF	$—	$—	$—
Russell Development ex-U.S. Low Volatility ETF	$—	$—	$—
Russell Development ex-U.S. High Momentum ETF	$—	$—	$—

188	Notes to Financial Statements

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Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

At March 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Russell 1000 Low Beta ETF	Russell 1000 High Beta ETF	Russell 1000 Low Volatility ETF	Russell 1000 High Volatility ETF	Russell 1000 High Momentum ETF

Cost of Investments	$35,633,567	$4,825,950	$70,714,179	$4,747,765	$4,643,346

Unrealized Appreciation	1,189,288	265,408	2,170,916	380,110	583,670
Unrealized Depreciation	(158,053)	(120,492)	(422,631)	(136,474)	(21,897)

Net Unrealized Appreciation (Depreciation)	$1,031,235	$144,916	$1,748,285	$243,636	$561,773

Undistributed Ordinary Income	$16,160	$2,926	$49,011	$1,878	$1,389
Undistributed Long-Term Capital Gains (Capital Loss Carry Forward)	$(134,564)	$(1,014,615)	$(577,609)	$(398,426)	$(629,747)
Tax Composition of Distributions:
Ordinary Income	$99,317	$137,326	$691,838	$48,188	$94,963
Tax Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell 2000 Low Beta ETF	Russell 2000 High Beta ETF	Russell 2000 Low Volatility ETF	Russell 2000 High Volatility ETF	Russell 2000 High Momentum ETF

Cost of Investments	$4,870,919	$4,871,910	$5,096,043	$4,673,680	$4,704,322

Unrealized Appreciation	505,015	126,433	113,339	522,373	602,169
Unrealized Depreciation	(234,105)	(340,706)	(216,109)	(817,727)	(203,544)

Net Unrealized Appreciation (Depreciation)	$270,910	$(214,273)	$(102,770)	$(295,354)	$398,625

Undistributed Ordinary Income	$6,495	$17,429	$12,836	$—	$11,124
Undistributed Long-Term Capital Gains (Capital Loss Carry Forward)	$(68,852)	$(390,222)	$(70,626)	$(640,821)	$(477,363)
Tax Composition of Distributions:
Ordinary Income	$53,587	$9,576	$73,135	$—	$44,124
Tax Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell Developed ex- U.S. Low Beta ETF	Russell Developed ex- U.S. Low Volatility ETF	Russell Developed ex- U.S. High Momentum ETF

Cost of Investments	$4,876,362	$4,872,186	$4,851,687

Unrealized Appreciation	380,013	305,281	341,504
Unrealized Depreciation	(62,438)	(56,051)	(93,700)

Net Unrealized Appreciation (Depreciation)	$317,575	$249,230	$247,804

Undistributed Ordinary Income	$25,748	$17,114	$15,779
Undistributed Long-Term Capital Gains (Capital Loss Carry Forward)	$—	$—	$—
Tax Composition of Distributions:
Ordinary Income	$37,748	$54,465	$48,210
Tax Exempt Income	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—
Distributions in Excess	$—	$—	$—
Tax Return of Capital	$—	$—	$—

Notes to Financial Statements	189

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2011 to March 31, 2012, and treat it as arising in the fiscal year 2012. As of March 31, 2012, the Funds had realized capital losses as follows:

Fund
Russell 1000 Low Beta ETF	$6,926
Russell 1000 High Beta ETF	56,771
Russell 1000 Low Volatility ETF	612,476
Russell 1000 High Volatility ETF	232,819
Russell 1000 High Momentum ETF	43,157
Russell 2000 Low Beta ETF	7,012
Russell 2000 High Beta ETF	263,679
Russell 2000 Low Volatility ETF	72,651
Russell 2000 High Volatility ETF	352,855
Russell 2000 High Momentum ETF	234,388
Russell Developed ex-U.S. Low Beta ETF	6,493
Russell Developed ex-U.S. Low Volatility ETF	2,185
Russell Developed ex-U.S. High Momentum ETF	15,952

6.	Fund Share Transactions (amounts in thousands)

As of March 31, 2012, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Investment Company. Shares are created and redeemed by the Funds at their NAV only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Funds are not redeemable. The Shares are listed on the New York Stock Exchange (“NYSE”) Arca (“NYSE Arca” or the “Exchange”), subject to notice of issuance. The Shares trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ Custodian. A Creation Unit of a Fund consists of at least 50,000 Shares. Transactions in shares for the Funds for the period ended March 31, 2012 were as follows:

	2012*
	Shares	Dollars

Russell 1000 Low Beta ETF
Shares created	700	$35,778
Shares redeemed	—	—

Total increase (decrease)	700	$35,778

	2012*
	Shares	Dollars

Russell 1000 High Beta ETF
Shares created	500	$23,556
Shares redeemed	(400)	(17,397)

Total increase (decrease)	100	$6,159

	2012*
	Shares	Dollars

Russell 1000 Low Volatility ETF
Shares created	2,200	$109,901
Shares redeemed	(800)	(37,434)

Total increase (decrease)	1,400	$72,467

190	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

	2012*
	Shares	Dollars

Russell 1000 High Volatility ETF
Shares created	300	$14,720
Shares redeemed	(200)	(8,729)

Total increase (decrease)	100	$5,991

	2012*
	Shares	Dollars

Russell 1000 High Momentum ETF
Shares created	200	$9,926
Shares redeemed	(100)	(4,596)

Total increase (decrease)	100	$5,330

	2012*
	Shares	Dollars

Russell 2000 Low Beta ETF
Shares created	100	$4,947
Shares redeemed	—	—

Total increase (decrease)	100	$4,947

	2012*
	Shares	Dollars

Russell 2000 High Beta ETF
Shares created	300	$13,283
Shares redeemed	(200)	(8,075)

Total increase (decrease)	100	$5,208

	2012*
	Shares	Dollars

Russell 2000 Low Volatility ETF
Shares created	200	$10,016
Shares redeemed	(100)	(5,007)

Total increase (decrease)	100	$5,009

	2012*
	Shares	Dollars

Russell 2000 High Volatility ETF
Shares created	400	$18,455
Shares redeemed	(300)	(11,261)

Total increase (decrease)	100	$7,194

	2012*
	Shares	Dollars

Russell 2000 High Momentum ETF
Shares created	200	$9,886
Shares redeemed	(100)	(4,736)

Total increase (decrease)	100	$5,150

Notes to Financial Statements	191

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Notes to Financial Statements, continued — March 31, 2012

	2012**
	Shares	Dollars

Russell Developed ex-U.S. Low Beta ETF
Shares created	100	$4,880
Shares redeemed	—	—

Total increase (decrease)	100	$4,880

	2012**
	Shares	Dollars

Russell Developed ex-U.S. Low Volatility ETF
Shares created	100	$4,883
Shares redeemed	—	—

Total increase (decrease)	100	$4,883

	2012**
	Shares	Dollars

Russell Developed ex-U.S. High Momentum ETF
Shares created	100	$4,878
Shares redeemed	—	—

Total increase (decrease)	100	$4,878

*	For the period May 26, 2011 (commencement of operations) to March 31, 2012.
**	For the period November 3, 2011 (commencement of operations) to March 31, 2012.

7.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on a Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell 2000 High Momentum ETF - 0.0%
Magnum Hunter Resources, Inc.	08/29/11	430	—	—	—

					—

Russell 2000 High Volatility ETF - 0.0%
Magnum Hunter Resources, Inc.	08/29/11	442	—	—	—

					—

Russell 2000 Low Volatility ETF - 0.0%
Gerber Scientific, Inc.	08/23/11	245	—	—	—

					—

8.	Subsequent Events

Management has evaluated events and/or transactions that have occurred since March 31, 2012, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the financial statements.

192	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell 1000 Low Beta ETF, Russell 1000 High Beta ETF, Russell 1000 Low Volatility ETF, Russell 1000 High Volatility ETF, Russell 1000 High Momentum ETF, Russell 2000 Low Beta ETF, Russell 2000 High Beta ETF, Russell 2000 Low Volatility ETF, Russell 2000 High Volatility ETF, Russell 2000 High Momentum ETF, Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. Low Volatility ETF, Russell Developed ex-U.S. High Momentum ETF (thirteen of the portfolios constituting the Russell Exchange Traded Funds Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

May 29, 2012

Report of Independent Registered Public Accounting Firm	193

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Frequency Distribution of Discounts and Premiums — March 31, 2012 (Unaudited)

The chart below presents information about differences between the per share NAV of the Funds and the market trading price of shares of the Funds. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

	Russell 1000 Low Beta ETF		Russell 1000 High Beta ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 1.00%	1	0.32%	1	0.32%
Greater than 0.20% and Less than 1.00%	13	4.17%	5	1.60%
Greater than 0.05% and Less than 0.20%	33	10.58%	56	17.95%
Between 0.05% and -0.05%	235	75.32%	134	42.95%
Greater than -0.05% and Less than -0.20%	28	8.97%	107	34.29%
Greater than -0.20% and Less than -1.00%	2	0.64%	8	2.57%
Greater than -1.00%	—	0.00%	1	0.32%

	312	100.00%	312	100.00%

	Russell 1000 Low Volatility ETF		Russell 1000 High Volatility ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 1.00%	3	0.96%	3	0.96%
Greater than 0.20% and Less than 1.00%	52	16.67%	16	5.13%
Greater than 0.05% and Less than 0.20%	77	24.68%	8	2.56%
Between 0.05% and -0.05%	89	28.52%	166	53.21%
Greater than -0.05% and Less than -0.20%	74	23.72%	94	30.13%
Greater than -0.20% and Less than -1.00%	17	5.45%	19	6.09%
Greater than -1.00%	—	0.00%	6	1.92%

	312	100.00%	312	100.00%

	Russell 1000 High Momentum ETF		Russell 2000 Low Beta ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 1.00%	—	0.00%	—	0.00%
Greater than 0.20% and Less than 1.00%	14	4.49%	20	6.41%
Greater than 0.05% and Less than 0.20%	12	3.85%	105	33.65%
Between 0.05% and -0.05%	228	73.08%	100	32.05%
Greater than -0.05% and Less than -0.20%	51	16.34%	71	22.76%
Greater than -0.20% and Less than -1.00%	7	2.24%	16	5.13%

	312	100.00%	312	100.00%

	Russell 2000 High Beta ETF		Russell 2000 Low Volatility ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 1.00%	3	0.96%	—	0.00%
Greater than 0.20% and Less than 1.00%	4	1.28%	1	0.32%
Greater than 0.05% and Less than 0.20%	63	20.19%	66	21.16%
Between 0.05% and -0.05%	169	54.17%	201	64.42%
Greater than -0.05% and Less than -0.20%	72	23.08%	41	13.14%
Greater than -0.20% and Less than -1.00%	1	0.32%	3	0.96%

	312	100.00%	312	100.00%

194	Frequency Distribution of Discounts and Premiums

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Frequency Distribution of Discounts and Premiums, continued — March 31, 2012 (Unaudited)

	Russell 2000 High Volatility ETF		Russell 2000 High Momentum ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 1.00%	3	0.96%	—	0.00%
Greater than 0.20% and Less than 1.00%	15	4.81%	1	0.32%
Greater than 0.05% and Less than 0.20%	81	25.96%	55	17.63%
Between 0.05% and -0.05%	115	36.86%	158	50.64%
Greater than -0.05% and Less than -0.20%	72	23.08%	76	24.36%
Greater than -0.20% and Less than -1.00%	26	8.33%	22	7.05%

	312	100.00%	312	100.00%

	Russell Developed ex-U.S. Low Beta ETF		Russell Developed ex-U.S. Low Volatility ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 1.00%	114	75.50%	50	33.11%
Greater than 0.20% and Less than 1.00%	10	6.62%	58	38.41%
Greater than 0.05% and Less than 0.20%	4	2.65%	14	9.27%
Between 0.05% and -0.05%	2	1.32%	9	5.96%
Greater than -0.05% and Less than -0.20%	2	1.32%	4	2.65%
Greater than -0.20% and Less than -1.00%	1	0.67%	9	5.96%
Greater than -1.00%	18	11.92%	7	4.64%

	151	100.00%	151	100.00%

	Russell Developed ex-U.S. High Momentum ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days

Greater than 1.00%	19	12.58%
Greater than 0.20% and Less than 1.00%	93	61.59%
Greater than 0.05% and Less than 0.20%	6	3.97%
Between 0.05% and -0.05%	9	5.96%
Greater than -0.05% and Less than -0.20%	7	4.64%
Greater than -0.20% and Less than -1.00%	14	9.27%
Greater than -1.00%	3	1.99%

	151	100.00%

*	Number of days are based on inception date which is one day prior to commencement of operations.

Frequency Distribution of Discounts and Premiums	195

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Tax Information — March 31, 2012 (Unaudited)

For the tax year ended March 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended March 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell 1000 High Beta ETF	100.0%
Russell 1000 Low Beta ETF	100.0%
Russell 1000 High Volatility ETF	100.0%
Russell 1000 Low Volatility ETF	100.0%
Russell 1000 High Momentum ETF	100.0%
Russell 2000 High Beta ETF	100.0%
Russell 2000 Low Beta ETF	92.8%
Russell 2000 High Volatility ETF	0%
Russell 2000 Low Volatility ETF	93.9%
Russell 2000 High Momentum ETF	100.0%
Russell Developed ex-US Low Beta ETF	0%
Russell Developed ex-US Low Volatility ETF	0%
Russell Developed ex-US High Momentum ETF	0%

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended March 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Russell Developed ex-US Low Beta ETF Fund	$5,005	$0.0500	$68,781	$0.6878
Russell Developed ex-US Low Volatility ETF Fund	5,716	0.0572	80,442	0.8044
Russell Developed ex-US High Momentum ETF Fund	6,024	0.0602	70,823	0.7082

196	Tax Information

Russell Exchange Traded Fund Trust

Russell Factor ETFs™

Basis for Approval of Investment Advisory Contracts (Unaudited)

The Board of Trustees, including all of the Independent Trustees, considered and approved the management agreement with RIMCo (the “RIMCo Agreement”) with respect to Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. High Beta ETF, Russell Developed ex-U.S. Low Volatility ETF, Russell Developed ex-U.S. High Volatility ETF, and Russell Developed ex-U.S. High Momentum ETF (the “Funds”) at a meeting held in person on August 31, 2011 (the “Agreement Evaluation Meeting”). In preparation for the Agreement Evaluation Meeting, the Board considered (1) information, reports and analyses prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds at this and prior meetings; and (2) information (the “Comparative Information”) received from RIMCo comparing the operating expenses of each of the Funds with other peer funds not managed by RIMCo within a subset of developed ex-US equity ETFs chosen by RIMCo using data provided by National Stock Exchange and industry information provided by Morningstar, each an independent third party. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and such Comparable Funds are collectively hereinafter referred to as the Fund’s “Expense Universe.” The foregoing information provided by RIMCo is collectively called the “Agreement Evaluation Information.” In connection with their consideration of the RIMCo Agreement, the Trustees had previously received and reviewed a memorandum from counsel to the Funds discussing the legal standards for their consideration of the adoption of the RIMCo Agreement.

At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed approval of the RIMCo Agreement with management and counsel to the Funds. Presentations made by RIMCo to the Board as part of this review encompassed the Funds. The discussion below reflects these reviews.

The Board considered that RIMCo is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement. RIMCo is responsible for investing the assets of each Fund in accordance with such Fund’s investment objective and policies.

The Board considered that each Fund is passively managed, which means that the investment objective of each Fund is to seek investment results that closely correspond to the total return of such Fund’s corresponding index (each, an “Underlying Index”).

In addition to these general factors relating to the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The management fee to be paid by the Fund to RIMCo (the “Management Fee”) and the fact that it encompasses fees paid by the Fund for other services provided by RIMCo, its affiliates and other parties to the Fund, including services provided under the Supervision and Operational, Administrative, Fund Accounting, Master Custodian, Transfer Agency and Service, and Distribution Agreements;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses to be incurred by the Fund; and

5.	Information provided by RIMCo at prior meetings as to the profits that RIMCo expects to derive from the Fund’s operations.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board considered that RIMCo’s investment management functions would consist of two primary roles: managing each Fund’s portfolio and producing the daily creation and redemption baskets.

With respect to managing the Funds’ portfolios, RIMCo reported, and the Board considered, that to meet the investment objective of each Fund, RIMCo intends to employ a full replication strategy. In this strategy, a Fund generally invests in all of the stocks comprising its Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in the same weighting as the Underlying Index. In those circumstances, a Fund may purchase a sample of stocks in the Underlying Index. RIMCo reported, and the Board considered, that there may also be instances in which RIMCo may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which RIMCo believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques.

With respect to producing the daily creation and redemption baskets, RIMCo reported, and the Board considered, that RIMCo will instruct the Funds’ custodian as to the basket of securities for each Fund’s creation and redemption file. RIMCo will review the creation and redemption files that are published to the exchange by the custodian on a daily basis for reasonableness and accuracy.

Basis for Approval of Investment Advisory Contracts	197

Russell Exchange Traded Fund Trust

Russell Factor ETFs™

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

RIMCo also reported, and the Board considered, that on an ongoing basis, RIMCo will provide rebalancing, trade execution and account reconciliation services for the Funds.

RIMCo reported, and the Board considered, that at the time of the Agreement Evaluation Meeting, the Funds had not yet commenced operations and, therefore, no performance data was available for the Funds.

With respect to the Management Fee for each of Russell Developed ex-U.S. Low Beta ETF, Russell Developed ex-U.S. High Beta ETF, Russell Developed ex-U.S. Low Volatility ETF, Russell Developed ex-U.S. High Volatility ETF, and Russell Developed ex-U.S. High Momentum ETF, the Comparative Information showed that the Management Fee for each Fund was ranked in the fourth quintile of its Expense Universe. RIMCo reported, and the Board considered, that RIMCo believes these Funds track indexes that are representative of the analysis done by active managers and therefore merit fees that are higher than those of the more traditional passively managed ETFs contained in the Funds’ Expense Universe. The comparisons were based on developed ex-U.S. ETFs using data from the monthly ETF Dashboard created by Russell.

The Board considered for each Fund whether economies of scale would be realized and whether the Management Fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board considered that RIMCo does not expect that economies of scale will be experienced in the near-term and that RIMCo expects to initially operate the Funds at a loss.

On the basis of the Agreement Evaluation Information, other information presented at or in connection with the Agreement Evaluation Meeting by RIMCo and information provided at prior meetings, the Board, in respect of each Fund, determined, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Management Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of each Fund was comparable to those of its Comparable Funds; (3) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (4) RIMCo’s anticipated profitability with respect to the Funds was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement that was all-important or controlling, and each Trustee may have attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

198	Basis for Approval of Investment Advisory Contracts

Russell Exchange Traded Fund Trust

Russell Factor ETFs™

Shareholder Requests for Additional Information — March 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (888) 775-3837, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RET’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (888) 775-3837, (ii) at www.russelletfs.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	199

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Disclosure of Information about Fund Trustees and Officers — March 31, 2012 (Unaudited)

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below. Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
James Polisson* Born: November 11, 1959	Trustee	Since 2011	Managing Director and Head of Global ETF Business, Frank Russell Company (2010 to present); and Chief Marketing Officer, Barclays Global Investors/iShares ETFs (2005 to 2010).	26	None.
INDEPENDENT TRUSTEES
Evelyn S. Dilsaver Born: May 4, 1955	Trustee, Chair since 2012	Since 2011	Corporate Director, Charles Schwab Investment Management (2003 to 2007); and President and Chief Executive Officer, Charles Schwab Investment Management (2004 to 2007).	26	Aeropostale, Inc. (retailer) (2008 to present); High Mark Funds (2008 to present); and Tempur-pedic, Int’l. (retailer) (2010 to present).

Jane A. Freeman Born: July 15, 1953	Trustee, Chair of Audit Committee since 2011	Since 2011	Consultant (2008 to present); and Executive Vice President and Chief Financial Officer, Scientific Learning (Educational Support Services) (1999 to 2008).	26	Harding Loevner Funds (Lead Director since 2008).

Lee T. Kranefuss** Born: September 27, 1961	Trustee	Since 2011	Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors (“BGI”) (2008 to 2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005 to 2008); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); and Director and Chairman of Barclays Global Investors Services (since 2005).	26	Barclays Global Investors Funds and Master Investment Portfolio (2001 to present).

Daniel O. Leemon Born: October 25, 1953	Trustee	Since 2011	Retired.	26	Director, Corporate Executive Board (2003 to present).
Ernest L. Schmider Born: July 4, 1957	Trustee, Chairman of Nominating and Governance Committee since 2012	Since 2011	Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 to 2009).	26	None.

200	Disclosure of Information about Fund Trustees and Officers

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

Disclosure of Information about Fund Trustees and Officers, continued — March 31, 2012 (Unaudited)

	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
OFFICERS
James Polisson* Born: November 11, 1959	President and Chief Executive Officer	Since 2011; until successor is chosen and qualified by Trustees	Managing Director and Head of Global ETF Business, FRC; Chief Marketing Officer, Barclays Global Investors/ iShares ETFs, 2005–2010	N/A

Mark E. Swanson Born: November 26, 1963	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified by Trustees	Treasurer, Chief Accounting Officer and CFO, Russell Investment Company and Russell Investment Funds; Director, Funds Administration, RIMCo, Russell Fund Services Company, Russell Trust Company (a non-depository trust company), and Russell Financial Services, Inc.; and Treasurer and Principal Accounting Officer, SSgA Funds	N/A

Mary Beth Rhoden Born: April 25, 1969	Secretary and Chief Legal Officer	Since 2011; until successor is chosen and qualified by Trustees	Associate General Counsel, FRC; Assistant Secretary, Russell Investment Company and Russell Investment Funds, 1999–2010; Secretary, RIMCo, Russell Fund Services Company and Russell Financial Services, Inc.; and Secretary and Chief Legal Officer, Russell Investment Company and Russell Investment Funds	N/A

Cheryl Wichers Born: December 16, 1966	Chief Compliance Officer since 2005	Until removed by Independent Trustees	Chief Compliance Officer, RIC; Chief Compliance Officer, RIF; Chief Compliance Officer, RIMCo; Chief Compliance Officer, RFSC; Chief Compliance Officer, Russell Exchange Traded Funds Trust April 2002-May 2005, Manager, Global Regulatory Policy	N/A

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.

**	Ceased to be a Trustee effective April 25, 2012.

Disclosure of Information about Fund Trustees and Officers	201

Russell Exchange Traded Funds Trust

Russell Factor ETFs™

1301 Second Avenue, Seattle, Washington 98101

(888) 775-3837

Interested Trustee

James Polisson*

Independent Trustees

Evelyn S. Dilsaver

Jane A. Freeman

Lee T. Kranefuss**

Daniel O. Leemon

Ernest L. Schmider

Officers

James Polisson, President and Chief Executive Officer

Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

Mary Beth Rhoden, Secretary and Chief Legal Officer

Cheryl Wichers, Chief Compliance Officer

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(888) 775-3837

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 Fifth Avenue, Suite 1900

Seattle, WA 98101

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Exchange Traded Funds Trust. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

202	Adviser and Service Providers

Russell Exchange Traded Funds Trust	1301 Second Avenue	888-775-3837
	Seattle, Washington 98101	www.russelletfs.com

2012 ANNUAL REPORT

Russell Exchange

Traded Funds Trust

Russell High Dividend Yield ETFs™

MARCH 31, 2012

FUND

Russell High Dividend Yield ETF

Russell Small Cap High Dividend Yield ETF

Russell Exchange Traded

Funds Trust

Russell Exchange Traded Funds Trust is a series investment company with 26 different investment portfolios referred to as Funds. These financial statements report on 2 of these Funds.

Russell Exchange Traded

Funds Trust

Russell High Dividend Yield ETFs™

Annual Report

March 31, 2012

Russell Exchange Traded Funds Trust.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through ALPS Distributors, Inc. member FINRA, not affiliated with Russell Investments.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance may be obtained by visiting www.russelletfs.com/Products.

To Our Shareholders

I am pleased to present you with Russell Exchange Traded Funds 2012 Annual Report for the fiscal year ending March 31, 2012. Inside you’ll find portfolio management discussions and fund performance information.

Although the past 12 months proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people. For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach.

During the fiscal year ended March 31, 2012, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall and winter. Market volatility made the journey even more unsettling for many investors. Moving into 2012, however, equity markets showed improvement with strong gains. Investors reacted positively to the improved credit conditions in Europe and the Russell Global Large Cap Index rose 12.1% making it the best start to the year for equities since 1998. Equity markets within the U.S. also posted positive returns for the three months of 2012 with the Russell 1000 Index returning 12.90% for the quarter. Positive news on the U.S economy and better than expected housing and unemployment data also contributed to the early 2012 gains.

Volatile markets — like those we endured during the fiscal year — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market fluctuations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

James G. Polisson

Managing Director

CEO, Russell Exchange Traded Funds

To Our Shareholders	3

Russell Exchange Traded Funds Trust

Market Summary as of March 31, 2012 — (Unaudited)

Global equity markets continued the turnaround that began in the previous quarter with strong gains in January and February. Investors increasingly reacted positively to the improved credit conditions in Europe following the European Central Bank’s (ECB) successful Long-Term Refinancing Operations (LTRO). The program injected €1 trillion worth of liquidity into eurozone banks, eliminating the probability of a Lehman-like event. This provided clarity on policy and significantly reduced liquidity risk. The Russell Global Large Cap Index rose 12.1 percent, making it the best start to the year for equities since 1998. In addition to the growing relief about Europe, investors took heart from the continued flow of positive news on the U.S. economy, most notably better than expected housing and unemployment data.

Given the constructive tone of equity markets and risk assets in general, it was not surprising to see emerging markets (EM) outperforming developed markets by 2.3 percent, with Eastern Europe leading. However, there was a notable change of tone in March, as concerns about slowing Chinese growth caused EM to underperform developed markets by 4.6 percent. Within the developed markets, the U.S. was the strongest major market in U.S. dollar terms followed closely by Europe, which saw a growing divergence between core eurozone countries such as Germany and Austria, which were among the strongest markets globally, and peripheral countries such as Spain and Portugal, which barely rose.

Within Asia, Japan was the strongest market in local currency terms, but the surprise announcement by the Bank of Japan that it would target inflation prompted a significant depreciation in the Japanese yen, resulting in significantly lower U.S. dollar returns.

The improving market conditions also extended into bond markets as systemic risk dissipated, market volatility decreased and credit spreads tightened. Near-term Greek pressure was alleviated as private borrowers agreed on terms of a principal write-down (with the triggering of attendant credit default swaps realizing little-to-no market disruption) and the German parliament approved a second bailout of €130 billion. The events played out over a backdrop of ongoing global central bank easing (including the U.S. Federal Reserve’s pledge to extend its hold into 2014), positive U.S. economic data, and somewhat decreasing concerns of a China hard landing. While the end of the quarter was marked by some disappointment that eurozone finance ministers limited fresh “firewall” funds to €500 billion, overall, events drove positive sentiment in risk assets with Pan-European banks returning an astounding 24 percent and the lowest quality global credits (rated Ca to D) returning 13 percent.

Peripheral European sovereign debt, which had been struggling, rebounded with strong returns. The positive environment helped capital to continue to pour into emerging market debt funds, bolstering their solid returns of 6 percent. Subprime mortgages did well, due in part to the Federal Reserve selling the remainder of its Maiden Lane II portfolio privately and some indications that the housing market may be nearing the bottom.

The U.S. equity market produced strong returns during the first quarter of 2012. The Russell 1000 Index returned 12.90% for the quarter, posting positive returns in each of the three months. During the quarter, the Russell 1000 Growth Index was up 14.69% while the Russell 1000 Value Index returned 11.12%.

The technology sector was the best performing sector within the Russell 1000 Index. Performance within technology was led by computer technology companies, most notably Apple Inc. which returned 48.08%. After being out of favor during 2011, the financial services sector posted the second strongest return of any sector in the Russell 1000 Index for the first quarter. Diversified banks, including Bank of America and SunTrust Banks, were some of the sector’s best performers. Stocks within the utilities and energy sectors lagged the overall market. Utilities stocks struggled to keep pace with the market as many investors came to believe that the relative valuation of the sector had become excessive due to outperformance in 2011. Within the energy sector, coal stocks fared the worst, due to a combination of a warm winter in the much of the U.S., natural gas substitution, and the prospect of new regulations from the Environmental Protection Agency (EPA).

The factor environment generally favored stocks with higher growth prospects and more cyclical earnings patterns. Stocks with high beta performed well, as did stocks with above average historical earnings per share growth and high growth forecasts. Stocks with high dividend yields underperformed the market, as did stocks with high debt to capital

4	Market Summary

Russell Exchange Traded Funds Trust

ratios. The underperformance of stocks of the most leveraged companies was one factor that deviated from what many thought of as a “risk on” theme during the quarter.

Headline economic data in the United States was generally positive. Year over year GDP growth within the United States was positive and above 3.5% for the months of December 2011, January 2012 and February 2012. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012. While the price of a barrel of Brent crude oil rose 14.43% during the quarter, the price of West Texas Intermediate, a harbinger of fuel prices in the U.S., rose 4.24% to $103.02 per barrel. The general increase in gasoline prices in the U.S. was of concern for investors and politicians during the quarter, with President Obama reportedly considering actions to release strategic petroleum reserves in hopes of lowering the price of crude oil and related products. However many oil analysts and political pundits noted that the bigger problem was a shortage of refining capacity and downplayed the ultimate impact on gasoline prices from a release of crude oil.

Correlations among U.S. stocks remained at average levels relative to history and much lower levels than those reached during the third quarter of 2011. The Chicago Board Options Exchange Volatility Index (“VIX”) also remained in line with longer term average levels during the quarter, and declined from 23.4 at the beginning to 15.5 at the end of the first quarter.

Market Summary	5

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs

Portfolio Management Discussions and Analysis — March 31, 2012 (Unaudited)

Average Annual Total Return
	Net Asset Value	Market Value	Russell Large Cap High Dividend Yield Index**
Inception*	0.16%	0.21%	0.17%

6	Russell High Dividend Yield ETFs

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell High Dividend Yield ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap High Dividend Yield Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Large Cap High Dividend Yield Index, which is designed to select securities with high dividend yields.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 0.16%. This is compared to the Fund’s benchmark, the Russell U.S. Large Cap High Dividend Yield Index, which gained 0.17% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Consumer discretionary was the best performing sector for the Fund and the Index, while energy was the worst performing sector. Health care, with an average weight of 19.4% was the best contributor to Fund and Index returns. Energy, with an average weight of 7.7%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Johnson & Johnson, FirstEnergy Corp, and M&T Bank Corp generated positive returns and contributed the most to Fund performance while Verizon Communications Inc, ConocoPhillips, and CenturyLink Inc, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares March 15, 2012.

**

The Russell U.S. Large Cap High Dividend Yield Index is designed to select securities with high dividend yields. The Index includes securities in the Russell 1000® Index (an index comprised of U.S. large capitalization securities) with high dividend yields and quality characteristics such as dividend growth, earnings stability and sustained profitability. The Index is market-cap weighted and reconstituted quarterly.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell High Dividend Yield ETF	7

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 15, 2012 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value March 15, 2012	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$1,001.60	$1,023.15
Expenses Paid During Period*	$0.15	$1.67

*	Actual Expenses are equal to the Fund’s annualized expense ratio of 0.33% (representing the 17-day period annualized), multiplied by the average account value over the period, multiplied by 17/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.33% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

8	Russell High Dividend Yield ETF

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.8%
Consumer Discretionary - 0.8%
Hasbro, Inc.	616	22
Leggett & Platt, Inc.	762	18

		40

Consumer Staples - 7.6%
ConAgra Foods, Inc.	2,184	57
HJ Heinz Co.	1,718	92
Kimberly-Clark Corp.	2,098	156
Reynolds American, Inc.	1,790	74

		379

Energy - 7.6%
ConocoPhillips	3,198	243
Diamond Offshore Drilling, Inc.	368	25
Spectra Energy Corp.	3,470	109

		377

Financial Services - 10.2%
Ares Capital Corp.	1,126	18
Arthur J Gallagher & Co.	562	20
Capitol Federal Financial, Inc.	852	10
Chimera Investment Corp. (ö)	2,018	6
Cincinnati Financial Corp.	744	26
Cullen/Frost Bankers, Inc.	272	16
Digital Realty Trust, Inc. (ö)	198	15
Equity Residential (ö)	578	36
HCP, Inc. (ö)	798	31
Health Care REIT, Inc. (ö)	376	21
Kimco Realty Corp. (ö)	800	15
Liberty Property Trust (ö)	226	8
M&T Bank Corp.	638	56
Macerich Co. (The) (ö)	258	15
Mack-Cali Realty Corp. (ö)	170	5
Mercury General Corp.	136	6
NYSE Euronext	1,332	41
Old Republic International Corp.	1,318	14
PartnerRe, Ltd. - ADR	344	23
People’s United Financial, Inc.	1,916	25
Piedmont Office Realty Trust, Inc. Class A (ö)	340	6
Rayonier, Inc. (ö)	240	11
Realty Income Corp. (ö)	262	10
Regency Centers Corp. (ö)	176	8
Senior Housing Properties Trust (ö)	320	7
Ventas, Inc. (ö)	498	28
Vornado Realty Trust (ö)	362	30

		507

Health Care - 19.5%
Bristol-Myers Squibb Co.	7,609	257
Eli Lilly & Co.	5,459	220

	Principal Amount ($) or Shares	Market Value $
Johnson & Johnson	3,760	248
Merck & Co., Inc.	6,413	246

		971

Materials and Processing - 9.8%
EI du Pont de Nemours & Co.	4,813	255
Greif, Inc. Class A	204	11
International Paper Co.	2,334	82
Nucor Corp.	1,688	72
RPM International, Inc.	696	18
Sonoco Products Co.	532	18
Southern Copper Corp.	918	29

		485

Producer Durables - 4.9%
Paychex, Inc.	1,726	53
Raytheon Co.	1,902	100
Waste Management, Inc.	2,532	89

		242

Technology - 1.0%
Diebold, Inc.	348	13
Microchip Technology, Inc.	1,016	38

		51

Utilities - 38.4%
AGL Resources, Inc.	622	24
Alliant Energy Corp.	592	26
Ameren Corp.	1,288	42
American Electric Power Co., Inc.	2,572	99
AT&T, Inc.	8,001	249
CenturyLink, Inc.	3,266	126
Consolidated Edison, Inc.	1,562	91
DTE Energy Co.	904	50
Exelon Corp.	3,536	139
FirstEnergy Corp.	2,232	102
Hawaiian Electric Industries, Inc.	508	13
Integrys Energy Group, Inc.	418	22
NextEra Energy, Inc.	2,252	138
NSTAR LLC	554	27
Pinnacle West Capital Corp.	582	28
PPL Corp.	3,082	87
Public Service Enterprise Group, Inc.	2,700	83
Southern Co.	4,535	204
TECO Energy, Inc.	1,148	20
UGI Corp.	596	16
Vectren Corp.	436	13
Verizon Communications, Inc.	6,423	246
Xcel Energy, Inc.	2,584	68

		1,913

Total Common Stocks (cost $4,952)		4,965

Russell High Dividend Yield ETF	9

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Short-Term Investments - 0.2%
Russell U.S. Cash Management Fund	10,852	(¥)	11

Total Short-Term Investments (cost $11)			11

Total Investments - 100.0% (identified cost $4,963)			4,976

Other Assets and Liabilities, Net - 0.0%			2

Net Assets - 100.0%			4,978

10	Russell High Dividend Yield ETF

See accompanying notes which are an integral part of the financial statements.

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$40	$—	$—	$40	0.8
Consumer Staples	379	—	—	379	7.6
Energy	377	—	—	377	7.6
Financial Services	507	—	—	507	10.2
Health Care	971	—	—	971	19.5
Materials and Processing	485	—	—	485	9.8
Producer Durables	242	—	—	242	4.9
Technology	51	—	—	51	1.0
Utilities	1,913	—	—	1,913	38.4
Short-Term Investments	—	11	—	11	0.2

Total Investments	4,965	11	—	4,976	100.0

Other Assets and Liabilities, Net					—	*

					100.0

*	Less than .05% of net assets.

For	a description of the levels see note 2 in the Notes to Financial Statements.

There	were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

Russell High Dividend Yield ETF	11

See accompanying notes which are an integral part of the financial statements.

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell High Dividend Yield ETF

Assets
Investments, at identified cost	$4,963
Investments, at market*	4,976
Receivables:
Dividends and interest	3

Total assets	4,979

Liabilities
Payables:
Accrued fees to affiliates	1

Total liabilities	1

Net Assets	$4,978

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Unrealized appreciation (depreciation) on investments	13
Shares of beneficial interest	—	**
Additional paid-in capital	4,963

Net Assets	$4,978

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$24.89
Net assets	$4,977,792
Shares outstanding ($.001 par value)	200,004
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$11

**	Less than 500.

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

12	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell High Dividend Yield ETF*

Investment Income
Dividends	$3

Total investment income	3

Expenses
Management fees	1
Trustee and trustee related fees	—	**

Expenses before reductions	1
Expense reductions	—	**

Net expenses	1

Net investment income (loss)	2

Net Realized and Unrealized Gain (Loss)
Net change in unrealized appreciation (depreciation) on investments	13

Net realized and unrealized gain (loss)	13

Net Increase (Decrease) in Net Assets from Operations	$15

*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	13

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell High Dividend Yield ETF
Amounts in thousands	2012*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2
Net change in unrealized appreciation (depreciation)	13

Net increase (decrease) in net assets from operations	15

Share Transactions
Net increase (decrease) in net assets from share transactions	4,963

Total Net Increase (Decrease) in Net Assets	4,978

Net Assets
Beginning of period	—

End of period	$4,978

Undistributed (overdistributed) net investment income included in net assets	$2

*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

14	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations
Russell High Dividend Yield ETF
March 31, 2012*	24.85	.01	.03	.04

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

16	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

24.89	0.16	4,978	.59	.33	1.04	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	17

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

Average Annual Total Return
	Net Asset Value	Market Value	Russell Small Cap High Dividend Yield Index**
Inception*	1.14%	1.26%	1.16%

18	Russell Small Cap High Dividend Yield ETF

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Portfolio Management Discussion and Analysis — March 31, 2012 (Unaudited)

The Russell Small Cap High Dividend Yield ETF (the “Fund”) is an index-based exchange-traded fund that seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap High Dividend Yield Index (the “Index”). Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will normally invest at least 80% of its total assets in securities that comprise the Index.

What is the Fund’s investment objective?

The Fund seeks investment results that closely correspond to the total return of the Russell U.S. Small Cap High Dividend Yield Index, which is designed to select securities with high dividend yields.

Is the Fund replicating or sampling?

The Fund is replicating.

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2012?

For the fiscal year ended March 31, 2012, the Fund gained 1.14%. This is compared to the Fund’s benchmark, the Russell U.S. Small Cap High Dividend Yield Index, which gained 1.16% during the same period. The Fund’s performance includes operating expenses, whereas indexes are unmanaged and index returns do not include expenses of any kind.

There were no significant changes to either the Fund or Index during the reporting period.

Did the Fund outperform or underperform the benchmark or was performance as expected based on expenses, etc.?

The Fund performed as expected against the benchmark.

Over the reporting period, please describe those sectors that outperformed or underperformed.

Sectors achieved both positive and negative returns for the Fund and the Index. Materials & processing was the best performing sector for the Fund and the Index, while technology was the worst performing sector. Financial services, with an average weight of 55.8% was the best contributor to Fund and Index returns. Technology, with an average weight of 0.5%, was the worst contributor to Fund and Index returns.

Over the reporting period, please describe those individual securities (constituents) that outperformed or underperformed.

Extra Space Storage Inc, Highwoods Properties Inc, and Snyders-Lance Inc generated positive returns and contributed the most to Fund performance while United Bankshares Inc, Cal-Maine Foods Inc, and Alterra Capital Holdings Ltd, all declined which detracted from Fund performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Exchange Traded Funds Trust (“RET”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RET Fund.

*	Commenced operations by issuing shares March 15, 2012.

**

The Russell U.S. Small Cap High Dividend Yield Index is designed to select securities with high dividend yields. The Index includes securities in the Russell 2000® Index (an index comprised of U.S. small capitalization securities) with high dividend yields and quality characteristics such as dividend growth, earnings stability and sustained profitability. The Index is market-cap weighted and reconstituted quarterly.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Small Cap High Dividend Yield ETF	19

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Shareholder Expense Example — March 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 15, 2012 (commencement of operations) to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
March 15, 2012	$1,000.00	$1,000.00
Ending Account Value
March 31, 2012	$1,011.40	$1,023.10
Expenses Paid During Period*	$0.18	$1.92

*	Actual Expenses are equal to the Fund’s annualized expense ratio of 0.38% (representing the 17-day period annualized), multiplied by the average account value over the period, multiplied by 17/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.38% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

20	Russell Small Cap High Dividend Yield ETF

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Schedule of Investments — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.6%
Consumer Discretionary - 6.0%
Bob Evans Farms, Inc.	538	20
Cato Corp. (The) Class A	491	14
Cinemark Holdings, Inc.	1,663	36
CSS Industries, Inc.	144	3
Hillenbrand, Inc.	1,114	26
Marcus Corp.	362	5
Meredith Corp.	645	21
Nutrisystem, Inc.	479	5
Speedway Motorsports, Inc.	210	4
Stage Stores, Inc.	553	9
Stewart Enterprises, Inc. Class A	1,399	8

		151

Consumer Staples - 3.6%
Calavo Growers, Inc.	210	6
Cal-Maine Foods, Inc.	252	10
Lancaster Colony Corp.	332	21
Snyders-Lance, Inc.	839	22
Universal Corp.	411	19
WD-40 Co.	284	13

		91

Financial Services - 55.7%
Advance America Cash Advance Centers, Inc.	979	10
Agree Realty Corp. (ö)	175	4
Alterra Capital Holdings, Ltd.	1,624	37
American Campus Communities, Inc. (ö)	1,215	55
Arrow Financial Corp.	180	4
Bancfirst Corp.	119	5
Berkshire Hills Bancorp, Inc.	368	8
BioMed Realty Trust, Inc. (ö)	2,751	53
BlackRock Kelso Capital Corp.	1,297	13
Brookline Bancorp, Inc.	1,204	11
Bryn Mawr Bank Corp.	193	4
Chemical Financial Corp.	488	11
Citizens & Northern Corp.	216	4
City Holding Co.	271	9
Community Bank System, Inc.	653	19
CVB Financial Corp.	1,587	19
Entertainment Properties Trust (ö)	835	39
Epoch Holding Corp.	262	6
Equity One, Inc. (ö)	953	19
Extra Space Storage, Inc. (ö)	1,679	48
Financial Institutions, Inc.	245	4
First Community Bancshares, Inc.	282	4
First Financial Bancorp	1,035	18
First Financial Bankshares, Inc.	558	20
First Financial Corp.	198	6
FirstMerit Corp.	1,955	33
Flushing Financial Corp.	558	8
FNB Corp.	2,414	29
GAMCO Investors, Inc. Class A	121	6
Glacier Bancorp, Inc.	1,277	19
Hancock Holding Co.	1,365	49

	Principal Amount ($) or Shares	Market Value $
Hercules Technology Growth Capital, Inc.	778	9
Highwoods Properties, Inc. (ö)	1,290	43
Horace Mann Educators Corp.	708	12
Iberiabank Corp.	525	28
Independent Bank Corp.	381	11
Inland Real Estate Corp. (ö)	1,370	12
International Bancshares Corp.	942	20
Kohlberg Capital Corp.	340	2
Lakeland Financial Corp.	288	7
LTC Properties, Inc. (ö)	539	17
Main Street Capital Corp.	407	10
Medical Properties Trust, Inc. (ö)	1,984	18
Montpelier Re Holdings, Ltd.	1,108	21
MVC Capital, Inc.	426	6
National Health Investors, Inc. (ö)	433	21
National Retail Properties, Inc. (ö)	1,868	52
NBT Bancorp, Inc.	612	14
Northwest Bancshares, Inc.	1,732	22
OceanFirst Financial Corp.	260	4
Old National Bancorp	1,683	22
Omega Healthcare Investors, Inc. (ö)	1,818	39
OneBeacon Insurance Group, Ltd. Class A	394	6
Park National Corp.	229	16
PennantPark Investment Corp.	810	8
Peoples Bancorp, Inc.	188	3
Prospect Capital Corp.	1,936	21
Provident Financial Services, Inc.	1,074	16
Provident New York Bancorp	676	6
PS Business Parks, Inc. (ö)	331	22
Ramco-Gershenson Properties Trust (ö)	684	8
Renasant Corp.	445	7
RLI Corp.	324	23
Rockville Financial, Inc.	524	6
S&T Bancorp, Inc.	498	11
Safety Insurance Group, Inc.	224	9
Sandy Spring Bancorp, Inc.	428	8
SCBT Financial Corp.	248	8
Selective Insurance Group, Inc.	959	17
Simmons First National Corp. Class A	308	8
Sovran Self Storage, Inc. (ö)	492	25
State Auto Financial Corp.	260	4
Sterling Bancorp	549	5
TICC Capital Corp.	573	6
Tompkins Financial Corp.	144	6
Triangle Capital Corp.	393	8
Trico Bancshares	250	4
Trustco Bank Corp.	1,652	9
Trustmark Corp.	1,137	28
UMB Financial Corp.	569	25
Umpqua Holdings Corp.	2,036	28
United Bankshares, Inc.	892	26
United Financial Bancorp, Inc.	286	5
Univest Corp. of Pennsylvania	298	5
Urstadt Biddle Properties, Inc. Class A (ö)	409	8
WesBanco, Inc.	410	8
Westamerica Bancorporation	513	25
Westfield Financial, Inc.	498	4

		1,396

Russell Small Cap High Dividend Yield ETF	21

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Schedule of Investments, continued — March 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Health Care - 3.1%
Computer Programs & Systems, Inc.	197	11
Landauer, Inc.	167	9
Meridian Bioscience, Inc.	728	14
National Healthcare Corp.	182	8
National Research Corp.	32	1
Owens & Minor, Inc.	1,141	35

		78

Materials and Processing - 5.6%
A Schulman, Inc.	548	15
Aceto Corp.	473	4
Innophos Holdings, Inc.	385	19
Kaydon Corp.	579	15
Olin Corp.	1,427	31
PH Glatfelter Co.	775	12
Quaker Chemical Corp.	227	9
Sensient Technologies Corp.	896	35

		140

Producer Durables - 8.6%
ABM Industries, Inc.	942	23
Applied Industrial Technologies, Inc.	753	31
Brady Corp. Class A	844	27
Briggs & Stratton Corp.	896	16
Granite Construction, Inc.	686	20
Healthcare Services Group, Inc.	1,179	25
Houston Wire & Cable Co.	316	4
Insperity, Inc.	407	12
Kaman Corp. Class A	467	16
Mine Safety Appliances Co.	482	20
MTS Systems Corp.	277	15
US Ecology, Inc.	325	7

		216

Technology - 0.5%
American Software, Inc. Class A (Æ)	404	3
United Online, Inc.	1,574	8

		11

Utilities - 16.5%
Allete, Inc.	566	23
Avista Corp.	1,024	26
Central Vermont Public Service Corp.	238	8
CH Energy Group, Inc.	276	18
Chesapeake Utilities Corp.	170	7
Cleco Corp.	1,091	44
Empire District Electric Co. (The)	742	15
Laclede Group, Inc. (The)	398	16
MGE Energy, Inc.	411	18
New Jersey Resources Corp.	735	33
Northwest Natural Gas Co.	474	22
NorthWestern Corp.	644	23
Otter Tail Corp.	640	14

	Principal Amount ($) or Shares		Market Value $
Piedmont Natural Gas Co., Inc.	1,284		40
Portland General Electric Co.	1,348		34
Southwest Gas Corp.	821		35
WGL Holdings, Inc.	917		37

			413

Total Common Stocks (cost $2,478)			2,496

Short-Term Investments - 0.5%
Russell U.S. Cash Management Fund	12,022	(¥)	12

Total Short-Term Investments (cost $12)			12

Total Investments - 100.1% (identified cost $2,490)			2,508

Other Assets and Liabilities, Net - (0.1%)			(2)

Net Assets - 100.0%			2,506

See accompanying notes which are an integral part of the financial statements.

22	Russell Small Cap High Dividend Yield ETF

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Presentation of Portfolio Holdings — March 31, 2012

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$151	$—	$—	$151	6.0
Consumer Staples	91	—	—	91	3.6
Financial Services	1,396	—	—	1,396	55.7
Health Care	78	—	—	78	3.1
Materials and Processing	140	—	—	140	5.6
Producer Durables	216	—	—	216	8.6
Technology	11	—	—	11	0.5
Utilities	413	—	—	413	16.5
Short-Term Investments	—	12	—	12	0.5

Total Investments	2,496	12	—	2,508	100.1

Other Assets and Liabilities, Net					(0.1)

					100.0

For	a description of the levels see note 2 in the Notes to Financial Statements.

There	were no significant transfers in and out of levels 1, 2 and 3 during the period ending March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Small Cap High Dividend Yield ETF	23

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Statement of Assets and Liabilities — March 31, 2012

Amounts in thousands	Russell Small Cap High Dividend Yield ETF
Assets
Investments, at identified cost	$2,490
Investments, at market*	2,508
Receivables:
Dividends and interest	4

Total assets	2,512

Liabilities
Payables:
Investments purchased	6
Accrued fees to affiliates	—	**

Total liabilities	6

Net Assets	$2,506

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$10
Unrealized appreciation (depreciation) on investments	18
Shares of beneficial interest	—	**
Additional paid-in capital	2,478

Net Assets	$2,506

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$25.06
Net assets	$2,506,189
Shares outstanding ($.001 par value)	100,004
Amounts in thousands

* Investments in Affiliates, Russell U.S. Cash Management Fund	$12

**	Less than $500.

(a)	Net asset value per share equals net assets divided by shares outstanding.

See accompanying notes which are an integral part of the financial statements.

24	Statement of Assets and Liabilities

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Statement of Operations — For the Period Ended March 31, 2012

Amounts in thousands	Russell Small Cap High Dividend Yield ETF*

Investment Income
Dividends	$10

Total investment income	10

Expenses
Management fees	—	**
Trustee and trustee related fees	—	**

Expenses before reductions	—	**
Expense reductions	(—	)**

Net expenses	—	**

Net investment income (loss)	10

Net Realized and Unrealized Gain (Loss)
Net change in unrealized appreciation (depreciation) on investments	18

Net realized and unrealized gain (loss)	18

Net Increase (Decrease) in Net Assets from Operations	$28

*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	25

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Statement of Changes in Net Assets — For the Period Ended March 31,

Russell Small Cap High Dividend Yield ETF

Amounts in thousands	2012*
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$10
Net change in unrealized appreciation (depreciation)	18

Net increase (decrease) in net assets from operations	28

Share Transactions
Net increase (decrease) in net assets from share transactions	2,478

Total Net Increase (Decrease) in Net Assets	2,506

Net Assets
Beginning of period	—

End of period	$2,506

Undistributed (overdistributed) net investment income included in net assets	$10

*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

26	Statement of Changes in Net Assets

(This page intentionally left blank)

Russell Exchange Traded Funds Trust

Russell Small Cap High Dividend Yield ETF

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations
Russell Small Cap High Dividend Yield ETF
March 31, 2012*	24.78	.11	.17	.28

(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.
*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

See accompanying notes which are an integral part of the financial statements.

28	Financial Highlights

$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Expenses to Average Net Assets, Net(c)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(b)(d)

25.06	1.14	2,506	.63	.38	8.89	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	29

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Notes to Schedules of Investments — March 31, 2012

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(¥)	Unrounded units.

Abbreviations:

ADR - American Depositary Receipt

30	Notes to Schedules of Investments

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Notes to Financial Statements — March 31, 2012

1.	Organization

Russell Exchange Traded Funds Trust (the “Investment Company” or “RET”) is a series investment company comprised of 26 different investment portfolios that were in operation as of March 31, 2012. These financial statements report on 2 of these Funds (each a “Fund” and collectively, the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Delaware statutory trust.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The investment objective of the Funds is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. The date the shares began trading on the secondary market is the “commencement of operations” date.

The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Funds Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks and exchange traded funds that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements	31

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Notes to Financial Statements, continued — March 31, 2012

Investments in other mutual funds (including unregistered collective vehicles) are valued at their net asset value per share, and are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAVs for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will generally be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of events that could trigger fair value pricing of one or more securities are: a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund, if considered material.

In 2011, the Financial Accounting Standards Board (“FASB”) issued an update to requirements relating to fair valuation measurements which represent amendments to achieve common fair value measurements and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011. Management does not believe the adoption of this update will have a material impact on the Funds’ financial statements.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date.

32	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Notes to Financial Statements, continued — March 31, 2012

Federal Income Taxes

Since the Investment Company is a Delaware statutory trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

For all Funds, income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to wash sale deferrals and certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

ETF Specific Risk

The Funds are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Funds may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Funds’ return to be lower or higher than if the Fund employed an active strategy.

The Funds’ return may not match or achieve a high degree of correlation with the return of the Index due to security mismatches, operating expenses, transaction costs, cash flows and operational inefficiencies.

Notes to Financial Statements	33

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Notes to Financial Statements, continued — March 31, 2012

3.	Investment Transactions

Securities

During the period ended March 31, 2012, purchases and sales of the Funds (excluding investments held for short-term purposes and in-kind transactions) were as follows:

	Purchases	Sales

Russell Small Cap High Dividend Yield ETF	$5,680	$—

For the period ended March 31, 2012, the Funds’ purchases and sales resulting from in-kind redemptions were as follows:

	Purchases	Sales

Russell High Dividend Yield ETF	$4,952,521	$—
Russell Small Cap High Dividend Yield ETF	2,472,357	—

4.	Related Party Transactions, Fees and Expenses

Russell Investment Management Company (“RIMCo”) advises the Funds and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RET and RIMCo.

The Funds may also invest their cash reserves (the “Cash Balances”) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC. As of March 31, 2012, the Funds have invested $22,874 in the Russell U.S. Cash Management Fund.

The management fees specified in the table below are based upon the average daily net assets of the Funds and are payable monthly. The Adviser pays all of the expenses of the Funds other than the management fee, distribution fees pursuant to the Funds’ Supervision and Management Agreements, if any, brokerage expenses, taxes, interest fees, litigation expenses, acquired fund fees and other extraordinary expenses.

Annual Rate

Russell High Dividend Yield ETF	0.33%
Russell Small Cap High Dividend Yield ETF	0.38%

The following shows the respective totals for management fees for the period ended March 31, 2012:

Management

Russell High Dividend Yield ETF	$581
Russell Small Cap High Dividend Yield ETF	440

Waivers and Reimbursements

The Adviser has voluntarily agreed to waive trustee and trustee related expenses paid by the Funds. For the period ended March 31, 2012, the total trustee and trustee related fees waived amounted to:

Trustee

Russell High Dividend Yield ETF	$464
Russell Small Cap High Dividend Yield ETF	294

Accrued Fees Payable to Affiliate

Accrued fees payable to affiliate for the period ended March 31, 2012 were as follows:

	Russell High Dividend Yield ETF	Russell Small Cap High Dividend Yield ETF

Management fees	$581	$440

Board of Trustees

For all Funds of the Investment Company, each independent Trustee is paid a retainer of $70,000 per year, $5,000 for each regular quarterly meeting attended in person, and $2,500 for each Audit Committee meeting and Nominating and Governance Committee meeting. Each Trustee receives a $1,250 fee for attending the quarterly meeting by phone instead of receiving the full fee had the member attended in person. The Trustees are also compensated for out of pocket expenses. The Audit Committee

34	Notes to Financial Statements

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Notes to Financial Statements, continued — March 31, 2012

Chair and Nominating and Governance Chair are each paid a fee of $12,000 and $6,000, respectively, per year. The Chairman of the Board receives additional annual compensation of $20,000.

5.	Federal Income Taxes

At March 31, 2012, the Funds did not have a net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

At March 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Russell High Dividend Yield ETF	Russell Small Cap High Dividend Yield ETF

Cost of Investments	$4,963,373	$2,490,059

Unrealized Appreciation	$41,552	$38,933
Unrealized Depreciation	(29,031)	(21,015)

Net Unrealized Appreciation (Depreciation)	$12,521	$17,918

Undistributed Ordinary Income	$1,890	$9,817
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$—	$—
Tax Composition of Distributions
Ordinary Income	$—	$—
Tax-Exempt Income	$—	$—
Long-Term Capital Gains	$—	$—
Distributions in Excess	$—	$—
Tax Return of Capital	$—	$—

6.	Fund Share Transactions (amounts in thousands)

As of March 31, 2012, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Investment Company. Shares are created and redeemed by the Funds at their NAV only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Funds are not redeemable. The Shares are listed on the New York Stock Exchange Arca (“NYSE Arca” or the “Exchange”), subject to notice of issuance. The Shares trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Funds’ Custodian. A Creation Unit of a Fund consists of at least 50,000 Shares. Transactions in shares for the Funds for the period ended March 31, 2012 were as follows:

	2012*
	Shares	Dollars

Russell High Dividend Yield ETF
Shares created	200	$4,963
Shares redeemed	—	—

Total increase (decrease)	200	$4,963

	2012*
	Shares	Dollars
Russell Small Cap High Dividend Yield ETF
Shares created	100	$2,478
Shares redeemed	—	—

Total increase (decrease)	100	$2,478

*	For the period March 15, 2012 (commencement of operations) to March 31, 2012.

7.	Subsequent Events

Management has evaluated events and/or transactions that have occurred since March 31, 2012, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the financial statements.

Notes to Financial Statements	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell High Dividend Yield ETF and Russell Small Cap High Dividend Yield ETF (two of the portfolios constituting the Russell Exchange Traded Funds Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

May 29, 2012

36	Report of Independent Registered Public Accounting Firm

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Frequency Distribution of Discounts and Premiums (Unaudited)

The chart below presents information about differences between the per share NAV of the Funds and the market trading price of shares of the Funds. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

	Russell High Dividend Yield ETF		Russell Small Cap High Dividend Yield ETF
Premium/Discount Range	Number of Days*	Percentage of Total Days	Number of Days*	Percentage of Total Days

Greater than 0.20% and Less than 1.00%	1	5.56%	0	0.00%
Greater than 0.05% and Less than 0.20%	9	50.00%	15	83.33%
Between 0.05% and -0.05%	8	44.44%	3	16.67%
Greater than -0.05% and Less than -0.20%	0	0.00%	0	0.00%
Greater than -0.20% and less than -1.00%	0	0.00%	0	0.00%

	18	100.00%	18	100.00%

*	Number of days are based on inception date which is one day prior to commencement of operations.

Frequency Distribution of Discounts and Premiums	37

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Tax Information — March 31, 2012 (Unaudited)

For the tax year ended March 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended March 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell High Dividend Yield ETF	0.0%
Russell Small Cap High Dividend Yield ETF	0.0%

Please consult a tax adviser for any questions about federal or state income tax laws.

38	Tax Information

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Shareholder Requests for Additional Information — March 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (888) 775-7837, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RET’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (888) 775-3837, (ii) at www.russelletfs.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	39

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Board of Trustees, including all of the Independent Trustees, considered and approved the adoption of the management agreement with RIMCo (the “RIMCo Agreement”) with respect to Russell High Dividend Yield ETF and Russell Small Cap High Dividend Yield ETF (the “Funds”) at a meeting held in person on December 9, 2011 (the “Agreement Evaluation Meeting”). In preparation for the Agreement Evaluation Meeting, the Independent Trustees, with the advice and assistance of their counsel, requested and the Board considered (1) information, reports and analyses prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds at this and prior meetings; and (2) information (the “Comparative Information”) received from RIMCo comparing the operating expenses of each of the Funds with other peer funds not managed by RIMCo within a subset of dividend yield ETFs chosen by RIMCo using industry information provided by Morningstar, an independent third party. In the case of each Fund its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Expense Universe.” The foregoing information provided by RIMCo is collectively called the “Agreement Evaluation Information.” In connection with their consideration of the RIMCo Agreement, the Trustees had previously received and reviewed a memorandum from counsel to the Funds discussing the legal standards for their consideration of the adoption of the RIMCo Agreement.

At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed approval of the RIMCo Agreement with management and counsel to the Funds. Presentations made by RIMCo to the Board as part of this review encompassed the Funds. The discussion below reflects these reviews.

The Board considered that RIMCo is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement. RIMCo is responsible for investing the assets of each Fund in accordance with such Fund’s investment objective and policies.

The Board considered that each Fund is passively managed, which means that the investment objective of each Fund is to seek investment results that closely correspond to the total return of such Fund’s corresponding index (each, an “Underlying Index”).

In addition to these general factors relating to the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating the adoption of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The management fee to be paid by the Fund to RIMCo (the “Management Fee”) and the fact that it encompasses fees paid by the Fund for other services provided by RIMCo, its affiliates and other parties to the Fund, including services provided under the Supervision and Operational, Administrative, Fund Accounting, Master Custodian, Transfer Agency and Service, and Distribution Agreements;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses to be incurred by the Fund; and

5.	Information provided by RIMCo at prior meetings as to the profits that RIMCo expects to derive from the Fund’s operations.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board considered that RIMCo’s investment management functions would consist of two primary roles: managing each Fund’s portfolio and producing the daily creation and redemption baskets.

With respect to managing the Funds’ portfolios, RIMCo reported, and the Board considered, that to meet the investment objective of each Fund, RIMCo intends to employ a full replication strategy. In this strategy, a Fund generally invests in all of the stocks comprising its Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in the same weighting as the Underlying Index. In those circumstances, a Fund may purchase a sample of stocks in the Underlying Index. RIMCo reported, and the Board considered, that there may also be instances in which RIMCo may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which RIMCo believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques.

With respect to producing the daily creation and redemption baskets, RIMCo reported, and the Board considered, that RIMCo will instruct the Funds’ custodian as to the basket of securities for each Fund’s creation and redemption file. RIMCo will review the creation and redemption files that are published to the exchange by the custodian on a daily basis for reasonableness and accuracy.

40	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo also reported, and the Board considered, that on an ongoing basis, RIMCo will provide rebalancing, trade execution and account reconciliation services for the Funds.

RIMCo reported, and the Board considered, that at the time of the Agreement Evaluation Meeting, the Funds had not yet commenced operations and, therefore, no performance data was available for the Funds.

With respect to the Management Fee for each of Russell High Dividend Yield ETF and Russell Small Cap High Dividend Yield ETF, the Comparative Information showed that the Management Fee for each Fund was ranked in the second quintile of its Expense Universe. RIMCo reported, and the Board considered, that RIMCo believes these Funds track indexes that are representative of the analysis done by active managers and therefore merit fees that are higher than those of the more traditional passively managed ETFs contained in the Funds’ Expense Universe. The comparisons were based upon the latest fiscal years for the Expense Universe Funds.

The Board considered for each Fund whether economies of scale would be realized and whether the Management Fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board considered that RIMCo does not expect that economies of scale will be experienced in the near-term and that RIMCo expects to initially operate the Funds at a loss.

On the basis of the Agreement Evaluation Information, other information presented at or in connection with the Agreement Evaluation Meeting by RIMCo and information provided at prior meetings, the Board, in respect of each Fund, determined, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Management Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of each Fund was comparable to those of its Comparable Funds; (3) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (4) RIMCo’s anticipated profitability with respect to the Funds was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement that was all-important or controlling, and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Basis for Approval of Investment Advisory Contracts	41

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Disclosure of Information about Fund Trustees and Officers — March 31, 2012 (Unaudited)

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below. Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
James Polisson* Born: November 11, 1959	Trustee	Since 2011	Managing Director and Head of Global ETF Business, Frank Russell Company (2010 to present); and Chief Marketing Officer, Barclays Global Investors/iShares ETFs (2005 to 2010).	26	None.
INDEPENDENT TRUSTEES
Evelyn S. Dilsaver Born: May 4, 1955	Trustee, Chair since 2012	Since 2011	Corporate Director, Charles Schwab Investment Management (2003 to 2007); and President and Chief Executive Officer, Charles Schwab Investment Management (2004 to 2007).	26	Aeropostale, Inc. (retailer) (2008 to present); High Mark Funds (2008 to present); and Tempur-pedic, Int’l. (retailer) (2010 to present).

Jane A. Freeman Born: July 15, 1953	Trustee, Chair of Audit Committee since 2011	Since 2011	Consultant (2008 to present); and Executive Vice President and Chief Financial Officer, Scientific Learning (Educational Support Services) (1999 to 2008).	26	Harding Loevner Funds (Lead Director since 2008).

Lee T. Kranefuss** Born: September 27, 1961	Trustee	Since 2011	Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors (“BGI”) (2008 to 2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005 to 2008); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); and Director and Chairman of Barclays Global Investors Services (since 2005).	26	Barclays Global Investors Funds and Master Investment Portfolio (2001 to present).

Daniel O. Leemon Born: October 25, 1953	Trustee	Since 2011	Retired.	26	Director, Corporate Executive Board (2003 to present).

Ernest L. Schmider Born: July 4, 1957	Trustee, Chairman of Nominating and Governance Committee since 2012	Since 2011	Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 to 2009).	26	None.

42	Disclosure of Information about Fund Trustees and Officers

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

Disclosure of Information about Fund Trustees and Officers, continued — March 31, 2012 (Unaudited)

	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
OFFICERS
James Polisson* Born: November 11, 1959	President and Chief Executive Officer	Since 2011; until successor is chosen and qualified by Trustees	Managing Director and Head of Global ETF Business, FRC; Chief Marketing Officer, Barclays Global Investors/ iShares ETFs, 2005–2010	N/A

Mark E. Swanson Born: November 26, 1963	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified by Trustees	Treasurer, Chief Accounting Officer and CFO, Russell Investment Company and Russell Investment Funds; Director, Funds Administration, RIMCo, Russell Fund Services Company, Russell Trust Company (a non-depository trust company), and Russell Financial Services, Inc.; and Treasurer and Principal Accounting Officer, SSgA Funds	N/A

Mary Beth Rhoden Born: April 25, 1969	Secretary and Chief Legal Officer	Since 2011; until successor is chosen and qualified by Trustees	Associate General Counsel, FRC; Assistant Secretary, Russell Investment Company and Russell Investment Funds, 1999–2010; Secretary, RIMCo, Russell Fund Services Company and Russell Financial Services, Inc.; and Secretary and Chief Legal Officer, Russell Investment Company and Russell Investment Funds	N/A

Cheryl Wichers Born December 16, 1966	Chief Compliance Officer since 2005	Until removed by Independent Trustees	Chief Compliance Officer, RIC; Chief Compliance Officer, RIF; Chief Compliance Officer, RIMCo; Chief Compliance Officer, RFSC; Chief Compliance Officer, Russell Exchange Traded Funds Trust April 2002-May 2005, Manager, Global Regulatory Policy	N/A

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012.

Disclosure of Information about Fund Trustees and Officers	43

Russell Exchange Traded Funds Trust

Russell High Dividend Yield ETFs™

1301 Second Avenue, Seattle, Washington 98101

(888) 775-3837

Interested Trustee

James Polisson*

Independent Trustees

Evelyn S. Dilsaver

Jane A. Freeman

Lee T. Kranefuss**

Daniel O. Leemon

Ernest L. Schmider

Officers

James Polisson, President and Chief Executive Officer

Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

Mary Beth Rhoden, Secretary and Chief Legal Officer

Cheryl Wichers, Chief Compliance Officer

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(888) 775-3837

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 Fifth Avenue, Suite 1900

Seattle, WA 98101

*	Mr. Polisson is also an officer and/or director of one or more affiliates of RET and is therefore an Interested Trustee.
**	Ceased to be a Trustee effective April 25, 2012.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Exchange Traded Funds Trust. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

44	Adviser and Service Providers

Russell Exchange Traded Funds Trust	1301 Second Avenue	888-775-3837
	Seattle, Washington 98101	www.russelletfs.com

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on December 9, 2011, that the Registrant has at least one audit committee financial expert serving on its audit committee. Jane Freeman was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2011	$0
2012	$263,100

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2011	$0	Performance of the audit of the Trust’s financial statements
2012	$0	Performance of the audit of the Trust’s financial statements

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2011	$0	Tax services
2012	$43,110	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2011	$0	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2012	$0	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Exchange Traded Fund Trust (“RET”)

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 31, 2011

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “Audit Committee”) of Russell Exchange Traded Fund Trust (“RET”) to apply to any and all engagements of the independent auditor to RET for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RET. The term “Investment Adviser” shall refer to the Fund’s advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Fund’s independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the fund, the adviser of the fund or any other affiliate* of the fund;
•	Is in the position of auditing its own work; or
•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Fund’s policy that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

* For purposes of this Policy, an affiliate of the Fund is defined as the Fund’s investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

The Fund’s Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The Fund’s Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Fund’s investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Advisor, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RET.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RET and Franks Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2011	$0
2012	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

(b) Certification for principal executive officer and principal financial officer of Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Exchange Traded Funds Trust

By:	/s/ James G. Polisson
James G. Polisson
Principal Executive Officer and Chief Executive Officer

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James G. Polisson
James G. Polisson
Principal Executive Officer and Chief Executive Officer

Date: June 7, 2012

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: June 7, 2012